          As filed with the Securities and Exchange Commission on April 30, 2010

                                           REGISTRATION NOS. 033-86464/811-08862

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

                                   ----------

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. __                                               [ ]
Post Effective Amendment No. 24                                              [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 38                                                             [X]

                                   ----------

                             A.G. SEPARATE ACCOUNT A
                           (EXACT NAME OF REGISTRANT)

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
                               (NAME OF DEPOSITOR)

                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
         (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (713) 831-3150
               (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                   ----------

                             KATHERINE STONER, ESQ.
                     WESTERN NATIONAL LIFE INSURANCE COMPANY
                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   ----------

It is proposed that this filing will become effective:

[X]  immediately upon filing pursuant to paragraph (b) of Rule 485

[ ]  on [date] pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a) (1) of Rule 485

[ ]  on [date] pursuant to paragraph (a) (1) of Rule 485

                                   ----------

TITLE OF SECURITIES BEING REGISTERED: TITLE OF SECURITIES BEING REGISTERED:
Units of interests in A. G. Separate Account A of Western National Life Insurance Company under Fixed and Variable Annuity Contracts.

WESTERN NATIONAL LIFE INSURANCE COMPANY                  A.G. SEPARATE ACCOUNT A
UNITS OF INTEREST UNDER FLEXIBLE PREMIUM INDIVIDUAL                   PROSPECTUS
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS                        MAY 1, 2010


Western National Life Insurance Company (the "Company") offers the flexible premium individual fixed and variable deferred annuity contracts (the "Contract" or "Contracts") to provide for the accumulation of Account Value on a fixed or variable basis and payment of annuity payments on a fixed and/or variable basis. The Contract permits you to invest in and receive retirement benefits in up to 4 Fixed Account Options and/or an array of Variable Account Options described in this prospectus. The Contracts are designed for use by individuals in retirement plans on a qualified or nonqualified basis; however, no new contracts are being issued since this product is no longer offered for sale.

                            VARIABLE ACCOUNT OPTIONS


AIM V.I. Capital Appreciation Fund -- Series I
AIM V.I. Diversified Income Fund -- Series I
Janus Overseas Portfolio -- Service Shares
Janus Portfolio -- Service Shares
LIT Capital Growth Portfolio -- Class I Shares*
MFS VIT Core Equity Series
Oppenheimer Capital Appreciation Fund/VA
Oppenheimer High Income Fund/VA
Oppenheimer Main Street Fund/VA
Oppenheimer Main Street Small Cap Fund/VA
Premier VIT OpCap Managed Portfolio
Putnam VT Global Equity Fund -- Class IB Shares
Templeton Developing Markets Fund -- Class 2
Templeton Foreign Securities Fund -- Class 2


VALIC Company I

Government Securities Fund
Growth & Income Fund
International Equities Fund
Money Market I Fund
Science & Technology Fund
Stock Index Fund

VALIC Company II
High Yield Bond Fund
Mid Cap Value Fund
Strategic Bond Fund

The Contract provides for a 1% Bonus to be applied to eligible Purchase Payments. Fees and charges for a variable annuity contract with a bonus, such as this Contract, are higher than fees and charges for a variable annuity contract without a bonus. The Company pays for the 1% Bonus through higher fees and charges deducted from the Contract. Any increase in Account Value that you receive in connection with the 1% Bonus may be more than offset by the higher fees and charges used by the Company to pay for the 1% Bonus.


This prospectus provides you with information you should know before investing in the Contract. This prospectus is accompanied by the current prospectuses for the mutual fund options described in this prospectus. Please read and retain each of these prospectuses for future reference. You should rely only on the information contained in this document or that we have referred you to. We have not authorized anyone to provide you with information that is different.



A Statement of Additional Information ("SAI"), dated May 1, 2010, has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov). This SAI contains additional information about the Contract and is part of this prospectus. For a free copy, complete and return the form contained in the back of this prospectus or call 1-800-424-4990.


THE CONTRACTS ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY SIMILAR AGENCY. THEY ARE NOT A DEPOSIT OR OTHER OBLIGATION OF, NOR ARE THEY GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION. AN INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT AVAILABLE IN ALL STATES.

* On or about June 1, 2010, Van Kampen LIT Capital Growth, Class I Shares will be renamed to Invesco Van Kampen V.I. Capital Growth Fund, Series I Shares; and the investment manager of the Portfolio will change from Van Kampen Asset Management to Invesco Advisers, Inc. subject to shareholder and other necessary approvals.


                                TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
GLOSSARY OF TERMS                                                         5
FEE TABLES                                                                6
EXAMPLES                                                                  7
SELECTED PURCHASE UNIT DATA                                              12
SUMMARY                                                                  12
   Fixed and Variable Options                                            12
   Death Benefit Options                                                 13
   Transfers                                                             13
   Fees and Charges                                                      13
   Payout Options                                                        14
   Communications to the Company                                         14
   Federal Tax Information                                               14
   Purchase Requirements                                                 14
GENERAL INFORMATION                                                      15
   About the Contract                                                    15
   About the Company                                                     15
   About A.G. Separate Account A                                         16
   About the Fixed Account                                               16
   Units of Interest                                                     17
   Distribution of the Contracts                                         17
FIXED AND VARIABLE ACCOUNT OPTIONS                                       17
   Fixed Account Options                                                 17
   Variable Account Options                                              18
PURCHASE PERIOD                                                          21
   Purchase Payments                                                     21
   Right to Return                                                       21
   1% Bonus                                                              21
   Purchase Units                                                        23
   Stopping Purchase Payments                                            23
TRANSFERS BETWEEN INVESTMENT OPTIONS                                     23
   During the Purchase Period                                            24
   Policy Against Market Timing and Frequent Transfers                   24
   Communicating Transfer or Reallocation Instructions                   25
   Sweep Account Program                                                 25
   Effective Date of Transfer                                            26
   Reservation of Rights                                                 26
   Dollar Cost Averaging Program                                         26
   Portfolio Rebalancing Program                                         27
   During the Payout Period                                              27
FEES AND CHARGES                                                         28
   Account Maintenance Fee                                               28
   Surrender Charge                                                      28
   Market Value Adjustment                                               29
   Premium Tax Charge                                                    30
   Separate Account Charges                                              30
   Optional Separate Account Charges                                     31
   Other Tax Charges                                                     31
PAYOUT PERIOD                                                            31

   Fixed Payout                                                          31
   Variable Payout                                                       32
   Combination Fixed and Variable Payout                                 32
   Payout Date                                                           32
   Payout Options                                                        32
   Payout Information                                                    33
SURRENDER OF ACCOUNT VALUE                                               33
   When Surrenders are Allowed                                           33
   Amount That May Be Surrendered                                        34
   Surrender Restrictions                                                34
   Partial Surrender                                                     34
   Systematic Withdrawal Program                                         34
   Distributions Required By Federal Tax Law                             35
DEATH BENEFITS                                                           35
   Beneficiary Information                                               35
   Proof of Death                                                        35
   Special Information for Nonqualified Contracts                        36
   Important Information for Beneficiaries who Elect to Defer Payment    36
   Joint Owner Spousal Election Information                              36
   During the Purchase Period                                            36
   During the Payout Period                                              38
OTHER CONTRACT FEATURES                                                  38
   Change of Beneficiary                                                 38
   Cancellation -- The 10 Day "Free Look"                                38
   We Reserve Certain Rights                                             38
   Deferring Payments                                                    39
VOTING RIGHTS                                                            39
   Who May Give Voting Instructions                                      39
   Determination of Fund Shares Attributable to Your Account             39
   How Fund Shares Are Voted                                             40
FEDERAL TAX MATTERS                                                      40
   Types of Plans                                                        40
   Tax Consequences in General                                           41
   Effect of Tax-Deferred Accumulations                                  43
   Paycheck Comparison                                                   44
LEGAL PROCEEDINGS                                                        44
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION                 45

GLOSSARY OF TERMS

Unless otherwise specified in this prospectus, the words "we," "us", "our," "Company," mean Western National Life Insurance Company and the words "you" and "your," unless otherwise instructed in this prospectus, mean the contract owner, annuitant or beneficiary.

Other specific terms we use in this prospectus are:

     ACCOUNT VALUE - the total sum of your Fixed Account and/or Variable Account Options that have not yet been applied to your Payout Payments.

     A.G. SEPARATE ACCOUNT A - a segregated asset account established by the Company under the Texas Insurance Code. The purpose of A.G. Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Options you have selected.

     ANNUITANT - the individual, (in most cases this person is you) to whom Payout Payments will be paid. The Annuitant is also the measuring life for the Contract.

     ANNUITY SERVICE CENTER - our Annuity Service Center is located at 205 E. 10th Avenue, Amarillo, Texas 79101.

     ASSUMED INVESTMENT RATE - the rate used to determine your first monthly Payout Payment per thousand dollars of Account Value in your Variable Account Option(s).

     BENEFICIARY - the person designated to receive Payout Payments or the Account Value upon death of an Annuitant or the Owner.

     BONUS - an additional amount paid by the Company, equal to 1% of the initial Purchase Payment and certain subsequent Purchase Payments.

     CONTRACT ANNIVERSARY - the date that the Contract is issued and each yearly anniversary of that date thereafter.

     CONTRACT OWNER - the person entitled to the ownership rights as stated in this prospectus

     MUTUAL FUND OR FUND - the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in A.G. Separate Account

     MVA BAND - the name given to a specific amount of Account Value allocated to the MVA Option for an MVA Term See the "MVA Option" and "Market Value Adjustment" sections in this prospectus.

     MVA TERM - a period of time in which an amount of account Value is allocated to a guarantee period in the MVA Option. See the "MVA Option"
     section in the prospectus.

     PAYOUT PAYMENTS - the payments made to you during the Payout Period. Payout Payments may be made on a fixed Variable, or combination of fixed and variable basis.

     PAYOUT PERIOD - the time when you begin to withdraw your money in Payout Payments. This may also be called the "Annuity Period."

     PAYOUT UNIT a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Unit values will vary with the investment experience of the A.G. Separate Account A Division you have selected.

     PURCHASE PERIOD - the time between your first Purchase Payment and your Payout Period (or surrender).

     PURCHASE UNIT - a measuring unit used to calculate your Account Value during the Purchase Period. The value of a Purchase Unit will vary with the investment experience of the Separate Account Division you have selected.

     VARIABLE PAYOUT - payments to you will vary based on your investments in the Variable Account Options of A.G. Separate Account A during the Payout Period. Because the value of your Variable Account Options may vary, we cannot guarantee the amounts of the Variable Payout.

FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES, RANGING FROM ZERO TO 3 1/2%, MAY ALSO BE DEDUCTED IF APPLICABLE.

MAXIMUM OWNER TRANSACTION EXPENSES

Maximum Surrender Charge
(As a percentage of the Purchase Payment withdrawn) ....................   5.00%

Surrender Charge Schedule (As a percentage of the Purchase Payment withdrawn and based on the length of time from when each Purchase Payment was received)

Years   1    2    3    4    5    6   7    8+
-----  ---  ---  ---  ---  ---  ---  --   ---
       5%   5%   5%   4%   3%   2%   1%   0%

Transfer Fee (1) .........................................................  $25

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE VARIABLE ACCOUNT OPTION FEES AND EXPENSES.

ACCOUNT MAINTENANCE FEE (2) ..............................................  $30

SEPARATE ACCOUNT ANNUAL CHARGES (3)
(deducted daily as a percentage of your average Account Value)

Mortality and Expense Risk Fee .........................................   1.25%
Administration Fee .....................................................   0.15%
Optional Enhanced Death Benefit Charge .................................   0.05%
Optional Annual Step-Up Death Benefit Charge ...........................   0.10%
                                                                           ----
TOTAL SEPARATE ACCOUNT ANNUAL CHARGES ..................................   1.55%
                                                                           ====

THE NEXT TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY THE MUTUAL FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH MUTUAL FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES                                      MINIMUM   MAXIMUM
-------------------------------------------                                      -------   -------
(Expenses that are deducted from the assets of a Mutual Fund, including
management fees, distribution and/or service (12b-1) fees, and other expenses)    0.39%     1.70%


----------
(1) Currently, no transfer fee is imposed on transfers. The Company reserves the right to impose a fee in the future, which will not exceed the lesser of $25 or 2% of the amount transferred. See "Transfers Between Investment Options" in this prospectus.

(2) During the Purchase Period, if the Account Value on a Contract Anniversary is at least $40,000, then no Account Maintenance Fee will be deducted for that Contract Year. See "Fees and Charges" in this prospectus.

(3) Please note that a Contract Owner may only choose one of the two optional death benefits. If the more expensive of the two options were chosen, the maximum total separate account annual charges would be 1.50%. If a Contract Owner did not choose any optional features, then the maximum total separate account annual charges would be 1.40%.

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, account maintenance fees, separate account annual charges and the Variable Account Option fees and expenses.


These examples assume that you invest a single purchase payment of $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assumes the maximum fees and expenses for a Variable Account Option (1.70%), and that you have chosen the Optional Annual Step-Up Death Benefit (0.10%). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


(1) If you surrender your Contract at the end of the applicable time period:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $832     $1,487    $2,011    $3,587


(2)  If you annuitize or do not surrender your Contract:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $332     $1,012    $1,717     $3,587


Note: These examples should not be considered representative of past or future expenses for A.G. Separate Account A or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. Total Annual Mutual Fund Operating Expense information is provided by the Mutual Funds and has not been verified by us. The Operating Expense information does not include the effects of any voluntary or contractual reduction in fees; thus, the actual fees paid by a Fund may be lower than that shown above.


The sub-adviser SunAmerica Asset Management Corp. is affiliated with The Variable Annuity Life Insurance Company ("VALIC"), which is the Adviser to VALIC Company I and II, , due to common ownership.


SELECTED PURCHASE UNIT DATA (1)


                                                                UNIT VALUE AT                 NUMBER OF UNITS
                                                                 BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
                FUND NAME                            YEAR            YEAR       END OF YEAR     END OF YEAR
-----------------------------------------------  -------------  -------------  -------------  ---------------
AIM VI Capital Appreciation Division 117             2009               7.435          8.876          106,202
                                                     2008              13.113          7.435          135,175
                                                     2007              11.874         13.113          183,386
                                                     2006              11.328         11.874          256,410
                                                     2005              10.556         11.328          341,248
                                                     2004              10.040         10.556          417,540
                                                     2003               7.862         10.040          458,784
                                                     2002              10.541          7.862          508,872
                                                     2001              13.936         10.541          565.469
                                                     2000              15.864         13.936          533,262

AIM VI Diversified Income Division 118               2009               9.574         10.486           42,667
                                                     2008              11.523          9.574           51,222
                                                     2007              11.489         11.523           85,970
                                                     2006              11.152         11.489          156,162

                                                                UNIT VALUE AT                 NUMBER OF UNITS
                                                                 BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
                FUND NAME                            YEAR            YEAR       END OF YEAR     END OF YEAR
-----------------------------------------------  -------------  -------------  -------------  ---------------
                                                     2005              10.991         11.152          196,861
                                                     2004              10.613         10.991          231,712
                                                     2003               9.853         10.613          265,111
                                                     2002               9.769          9.853          275,418
                                                     2001               9.565          9.769          343,758
                                                     2000               9.633          9.565          273,246

Janus Overseas Portfolio-Service Shares
   Division 142 (7)                                  2009               8.960         15.821           36,274
                                                     2008              19.024          8.960           35,131
                                                     2007              15.072         19.024           47,154
                                                     2006              10.425         15.072           63,394
                                                     2005               8.013         10.425           68,847
                                                     2004               6.847          8.013           74,584
                                                     2003               5.162          6.847           81,647
                                                     2002               7.051          5.162           98,962
                                                     2001               9.341          7.051           78,557
                                                     2000              10.000          9.341            2,615
                                                 11/15/2000(2)             --         10.000

Janus Portfolio-Service Shares Division 141 (7)      2009               4.827          6.473           50,256
                                                     2008               8.141          4.827           62,138
                                                     2007               7.193          8.141           88,195
                                                     2006               6.564          7.193          100,413
                                                     2005               6.400          6.564          113,057
                                                     2004               6.229          6.400          122,169
                                                     2003               4.804          6.229          171,826
                                                     2002               6.650          4.804          143,504
                                                     2001               8.981          6.650          110,290
                                                     2000              10.000          8.981            3,868
                                                 11/15/2000(2)             --         10.000

MFS VIT Core Equity Series Division 143 (6)          2009               5.143          6.716           24,376
                                                     2008               8.574          5.143           31,954
                                                     2007               7.824          8.574           59.642
                                                     2006               6.972          7.824           73,894
                                                     2005               6.954          6.972           86,864
                                                     2004               6.271          6.954           93,941
                                                     2003               4.993          6.271          109,343
                                                     2002               7.202          4.993           94,261
                                                     2001               9.547          7.202           68,795
                                                     2000              10.000          9.547            2,914
                                                 11/15/2000(2)             --         10.000

VC I Government Securities Division 138 (2           2009              17.839         16.923          204,045
                                                     2008              16.483         17.839          276,074
                                                     2007              15.528         16.483          361,884
                                                     2006              15.284         15.528          484,453
                                                     2005              15.106         15.284          686,443
                                                     2004              14.810         15.106          890,027
                                                     2003              14.850         14.810        1,066,805
                                                     2002              13.443         14.850        1,410,001
                                                     2001              12.769         13.443        1,447,442
                                                     2000              11.470         12.769        1,372,638

VC I Growth & Income Division 134 (2)                2009              10.741         12.901          250,731
                                                     2008              17.223         10.741          297,861
                                                     2007              16.319         17.223          363,029
                                                     2006              14.347         16.319          464,322
                                                     2005              14.342         14.347          609,828

                                                                UNIT VALUE AT                 NUMBER OF UNITS
                                                                 BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
                FUND NAME                            YEAR            YEAR       END OF YEAR     END OF YEAR
-----------------------------------------------  -------------  -------------  -------------  ---------------
                                                     2004              13.137         14.342          778,325
                                                     2003              10.862         13.137          863,408
                                                     2002              14.037         10.862        1,016.827
                                                     2001              15.834         14.037        1,161,341
                                                     2000              18.014         15.834        1,262,262

VC II High Yield Bond Division 147                   2009              11.317         16.013           11,605
                                                     2008              16.706         11.317            8,022
                                                     2007              16.699         16.706           32,979
                                                     2006              15.076         16.699           41,956
                                                     2005              14.257         15.076           38,517
                                                     2004              12.477         14.257           38,303
                                                     2003               9.736         12.477           45,204
                                                     2002              10.057          9.736           34,960
                                                     2001               9.623         10.057           25,788
                                                     2000              10.000          9.623              617
                                                 11/15/2000(2)             --         10.000

VC I International Equities Division 135 (2)         2009               9.259         11.831           92,861
                                                     2008              16.591          9.259          107,067
                                                     2007              15.471         16.591          136,751
                                                     2006              12.750         15.471          187,286
                                                     2005              11.053         12.750          242,590
                                                     2004               9.512         11.053          310,419
                                                     2003               7.441          9.512          350,102
                                                     2002               9.293          7.441          390,455
                                                     2001              12.080          9.293          404,541
                                                     2000              14.814         12.080          399,335

VC I Money Market I Division 132 (2)                 2009              13.326         13.179           64,005
                                                     2008              13.221         13.326           69,896
                                                     2007              12.807         13.221          109.597
                                                     2006              12.415         12.807          114,379
                                                     2005              12.257         12.415          149,983
                                                     2004              12.331         12.257          209,418
                                                     2003              12.432         12.331          255,508
                                                     2002              12.453         12.432          327,542
                                                     2001              12.182         12.453          356,279
                                                     2000              11.654         12.182          233,714

VC I Stock Index Division 133                        2009              13.159         16.369          242,045
                                                     2008              21.254         13.159          272,398
                                                     2007              20.506         21.254          368,503
                                                     2006              18.020         20.506          465,160
                                                     2005              17.478         18.020          609,480
                                                     2004              16.041         17.478          739,198
                                                     2003              12.690         16.041          805,831
                                                     2002              16.592         12.690          884,902
                                                     2001              19.168         16.592          980,728
                                                     2000              21.445         19.168          923,368

VC II Strategic Bond Division 146                    2009              14.214         17.659           39,313
                                                     2008              16.801         14.214           31,349
                                                     2007              16.362         16.801           47,227
                                                     2006              15.287         16.362           67,259
                                                     2005              14.779         15.287           75,982
                                                     2004              13.550         14.779           89,079
                                                     2003              11.505         13.550          110,815
                                                     2002              10.945         11.505          114,447

                                                                UNIT VALUE AT                 NUMBER OF UNITS
                                                                 BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
                FUND NAME                            YEAR            YEAR       END OF YEAR     END OF YEAR
-----------------------------------------------  -------------  -------------  -------------  ---------------
                                                     2001              10.042         10.945           68,652
                                                     2000              10.000         10.042              104
                                                 11/15/2000(2)             --         10.000

VC II Mid Cap Value Division 145                     2009              10.849         14.631           87,106
                                                     2008              17.949         10.849           98,969
                                                     2007              17.709         17.949          133,726
                                                     2006              15.384         17.709          158,363
                                                     2005              14.260         15.384          177,297
                                                     2004              12.440         14.260          194,500
                                                     2003               8.801         12.440          185,518
                                                     2002              10.374          8.801          176,463
                                                     2001              10.719         10.374          133,656
                                                     2000              10.000         10.719            3,425
                                                 11/15/2000(2)             --         10.000

VC I Science and Technology Division 144             2009               2.722          4.443           28,645
                                                     2008               5.112          2.722           39,665
                                                     2007               4.405          5.112           73,877
                                                     2006               4.221          4.405           83,944
                                                     2005               4.143          4.221          106,864
                                                     2004               4.168          4.143          118,037
                                                     2003               2.791          4.168          112,137
                                                     2002               4.734          2.791          115,630
                                                     2001               8.164          4.734           85,396
                                                     2000              10.000          8.164            3,332
                                                 11/15/2000(2)             --         10.000

Oppenheimer Capital Appreciation/VA
   Division 112                                      2009               8.200         11.686          205,585
                                                     2008              15.267          8.200          255,636
                                                     2007              13.565         15.267          338,729
                                                     2006              12.745         13.565          436,132
                                                     2005              12.298         12.745          564,115
                                                     2004              11.664         12.298          659,195
                                                     2003               9.034         11.664          718,257
                                                     2002              12.527          9.034          781,319
                                                     2001              14.534         12.527          833,068
                                                     2000              14.773         14.534          628,004

Oppenheimer High Income/VA Division 114              2009               2.799          3.459           51,547
                                                     2008              13.311          2.799           54,818
                                                     2007              13.515         13.311          111,416
                                                     2006              12.526         13.515          145,731
                                                     2005              12.416         12.526          197,930
                                                     2004              11.556         12.416          241,911
                                                     2003               9.455         11.556          273,109
                                                     2002               9.825          9.455          281,951
                                                     2001               9.772          9.825          311,386
                                                     2000              10.296          9.772          203,317

Oppenheimer Main Street Fund/VA
   Division 111                                      2009               8.023         10.148          299,430
                                                     2008              13.225          8.023          356,636
                                                     2007              12.845         13.225          508,846
                                                     2006              11.326         12.845          720,347
                                                     2005              10.838         11.326          971,523
                                                     2004              10.042         10.838        1,139,814
                                                     2003               8.037         10.042        1,233,050
                                                     2002              10.038          8.037        1,309,561
                                                     2001              11.333         10.038        1,455,720

                                                                UNIT VALUE AT                 NUMBER OF UNITS
                                                                 BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
                FUND NAME                            YEAR            YEAR       END OF YEAR     END OF YEAR
-----------------------------------------------  -------------  -------------  -------------  ---------------
                                                     2000              12.599         11.333        1,145,141
Oppenheimer Main Street Small Cap/VA Division
   113                                               2009              12.999         17.584           44,335
                                                     2008              21.206         12.999           64,136
                                                     2007              21.772         21.206          104,824
                                                     2006              19.201         21.772          147,076
                                                     2005              17.715         19.201          188,711
                                                     2004              15.045         17.715          237,948
                                                     2003              10.569         15.045          252,075
                                                     2002              12.723         10.569          270,490
                                                     2001              12.952         12.723          274,678
                                                     2000              16.085         12.952          244,322

Premier VIT OpCap Managed Portfolio Division
   139 (2)                                           2009              13.976         17.185          382,110
                                                     2008              20.182         13.976          438,404
                                                     2007              19.864         20.182          540,960
                                                     2006              18.372         19.864          695,287
                                                     2005              17.697         18.372          909,211
                                                     2004              16.204         17.697        1,085,163
                                                     2003              13.498         16.204        1,250,289
                                                     2002              16.470         13.498        1,399,143
                                                     2001              17.568         16.470        1,604,376
                                                     2000              16.234         17.568        1,547,167

Putnam VT Global Equity Fund Class IB Shares
   Division 149                                      2009               5.171          6.627            7,404
                                                     2008               9.597          5.171            9,524
                                                     2007               8.928          9.597           26,820
                                                     2006               7.349          8.928           34,168
                                                     2005               6.851          7.349           32,707
                                                     2004               6.112          6.851           33,642
                                                     2003               4.797          6.112           36,218
                                                     2002               6.269          4.797           44,163
                                                     2001               9.053          6.269           38,471
                                                     2000              10.000          9.053
                                                 11/15/2000(2)             --         10.000

Templeton Developing Markets Fund Class 2
   Division 115 (3)                                  2009              16.233         27.625           19,456
                                                     2008              33.969         16.233           23,237
                                                     2007              26.753         33.969           29,148
                                                     2006              21.182         26.753           46,674
                                                     2005              16.858         21.182           60,954
                                                     2004              13.709         16.858           72,655
                                                     2003               9.088         13.709           72,312
                                                     2002               9.231          9.088           86,857
                                                     2001              10.186          9.231           95,374
                                                     2000              15.200         10.186           86,818

                                                                UNIT VALUE AT                 NUMBER OF UNITS
                                                                 BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
                FUND NAME                            YEAR            YEAR       END OF YEAR     END OF YEAR
-----------------------------------------------  -------------  -------------  -------------  ---------------
Templeton Foreign Securities Fund Class 2
   Division 116 (4)                                  2009              10.531         14.230           34,275
                                                     2008              17.864         10.531           40,349
                                                     2007              15.693         17.864           73,921
                                                     2006              13.105         15.693          104,437
                                                     2005              12.064         13.105          137,142
                                                     2004              10.323         12.064          166,088
                                                     2003               7.918         10.323          174,369
                                                     2002               9.861          7.918          188,788
                                                     2001              11.907          9.861          199,041
                                                     2000              12.369         11.907          189,296

LIT Capital Growth Division 136 (2)(5)               2009              11.893         19.475          193,808
                                                     2008              23.646         11.893          234,985
                                                     2007              20.506         23.646          296,684
                                                     2006              20.219         20.506          389,055
                                                     2005              18.998         20.219          494,999
                                                     2004              18.001         18.998          600,653
                                                     2003              14.336         18.001          690,881
                                                     2002              21.537         14.336          783,530
                                                     2001              31.887         21.537          879,285
                                                     2000              35.992         31.887          887,930


(1) The Selected Purchase Unit Data does not include the purchase of any optional death benefits.

(2) On December 23, 1999, the mutual funds in which Divisions 1-7 of A.G. Separate Account A invested were replaced by seven similar substitute mutual funds. Accordingly, the Selected Purchase Unit Data for Divisions 1-7 is shown for the period of December 23, 1999 through December 31, 1999 and is based on the new purchase unit values of Divisions 1-7 which were calculated on December 23, 1999. Additionally, we now identify December 23, 1999 as the inception date for the replacement Divisions. See the "About A.G. Separate Account A" section in this prospectus.

(3) Effective May 1, 2000 the Templeton Developing Markets Fund merged with the Templeton Developing Markets Equity Fund. At the same time as the merger, the Templeton Developing Markets Fund changed its name to the Templeton Developing Markets Securities Fund. Accordingly, the Templeton Developing Markets Fund was renamed the Templeton Developing Markets Securities Fund. The Selected Purchase Unit Data for the Division through December 31, 1999, reflects units of the Templeton Developing Markets Fund.

(4) Effective May 1, 2002, the Templeton International Securities Fund changed its name to the Templeton Foreign Securities Fund. Accordingly, the Templeton International Securities Fund was renamed the Templeton Foreign Securities Fund. Effective May 1, 2000, the Templeton International Fund merged with the Templeton International Equity Fund. At the same time as the merger, the Templeton International Fund changed its name to the Templeton International Securities Fund. Accordingly, the Templeton International Fund was renamed the Templeton International Securities Fund. The Selected Purchase Unit Data for the Division through December 31, 1999, reflects units of the Templeton International Fund.

(5) On August 15, 2006, Van Kampen LIT Emerging Growth changed its name to Van Kampen LIT Strategic Growth. On May 1, 2008 the name changed to LIT Capital Growth Portfolio.

(6) On May 1, 2007, MFS VIT Capital Opportunities changed its name to MFS VIT Core Equity Series.

(7) On May 1, 2009, Janus Aspen Large Cap Growth changed its name to Janus Aspen Portfolio, and Janus Aspen International Growth Portfolio changed to Janus Aspen Overseas Portfolio.

Financial statements of A.G. Separate Account A are included in the SAI, which is available upon request. Purchase units shown are for a Purchase Unit outstanding throughout the year under a representative contract of the type invested in each column shown.

SUMMARY

The Contract is a combination fixed and variable annuity that offers you a wide choice of investment options and flexibility. A summary of the Contract's major features is presented below. For a more detailed discussion of the Contract, please read the entire prospectus carefully.

FIXED AND VARIABLE OPTIONS

The Contract offers a choice of several Fixed and Variable Account Options. "Fixed Account Options" are sub-accounts, that are part of the general account assets of the Company, into which your Purchase Payments and Account Value may be allocated to fixed investment options. Currently, there are four Fixed Account Options: the One Year Fixed Account Option; the DCA One Year Fixed Account Option; the DCA Six Month Fixed Account Option; and the MVA Option. The Fixed Account Options are invested in accordance with applicable state regulations and guaranteed to earn at least a minimum rate of interest. "Variable Account Options" are investment options that correspond to Separate Account Divisions offered by the Contract. Investment returns on Variable Account Options may be positive or negative depending on the investment performance of the underlying Mutual Fund. See the "Fixed and Variable Account Options" and "Dollar Cost Averaging Program" sections of this prospectus.

DEATH BENEFIT OPTIONS

At the time that your Contract is issued you may choose the Enhanced Death Benefit or the Annual Step-Up Death Benefit, in place of the Standard Death Benefit offered in the Contract. There will be a charge for choosing the Enhanced Death Benefit or the Annual Step-Up Death Benefit. There is no charge for the Standard Death Benefit. See the "Death Benefit" section and the "Fees and Charges" section in this prospectus.

TRANSFERS

You may transfer money in your account among the Contract's investment options free of charge. We reserve the right, however, to impose a fee that will not exceed the lesser of $25 or 2% of the amount transferred for each transfer which will be deducted from the amount transferred. Transfers during the Purchase Period are permitted as follows:

-    You may transfer your Account Value among the Variable Account Options;

- You may transfer your Account Value from the One Year Fixed Account Option to one or more Variable Account Options; and

- You may transfer your Account Value from one or more Variable Account Options into the One Year Fixed Account Option, subject to a six month waiting period following any transfer of Account Value from the One Year Fixed Account Option into one or more Variable Account Options. (For example, if you make a transfer of Account Value from the One Year Fixed Account Option into the Stock Index Fund Division 5 on January 3 of a Contract Year, you will not be allowed to transfer the Account Value in the Stock Index Fund Division 5 back into the One Year Fixed Account Option until June 3 of such Contract Year.)

Once you begin receiving payments from your account (in the Payout Period), you may still transfer funds among the Variable Account Options and from the Variable Account Options to the One Year Fixed Account Option.

You cannot transfer amounts you have invested in the MVA Option to another investment option during an MVA Term without the application of a Market Value Adjustment. See the "MVA Option" and "Market Value Adjustment" sections of this prospectus for more information. Transfers can be made by calling the Company's toll-free transfer service at 1-800-424-4990. For more information on account transfers, see the "Transfers Between Investment Options" section in this prospectus.

FEES AND CHARGES

ACCOUNT MAINTENANCE FEE

On each Contract Anniversary, the Company deducts an Account Maintenance Fee of $30 from your Account Value. The fee is deducted proportionately from each investment option. During the Purchase Period, if the Account Value on a Contract Anniversary is at least $40,000, the Company will waive the fee for that Contract Year. More information on Fees may be found in this prospectus under the headings "Fees and Charges" and "Fee Table."

SURRENDER CHARGE

Under some circumstances a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens the surrender charge is computed as a percent of the total Purchase Payments withdrawn based on the length of time from when each Purchase Payment was received up to a maximum of 5.0% of Purchase Payments.

Withdrawals from the MVA Option prior to the end of the applicable MVA Term will also be subject to a Market Value Adjustment unless an exception applies. This may increase or reduce the amount withdrawn. However, the Market Value Adjustment will not reduce the amount invested in the MVA Option below the guaranteed amount. See the "MVA Option" and "Market Value Adjustment" sections of this prospectus for more information.

Withdrawals are always subject to federal tax restrictions, which generally include a tax penalty on withdrawals made prior to age 59 1/2.

PREMIUM TAX CHARGE

Premium taxes ranging from zero to 3 1/2% are currently imposed by certain states and municipalities on Purchase Payments made under the Contract. For a detailed discussion on timing and deduction of premium taxes see the section of this prospectus entitled "Fees and Charges -- Premium Tax Charge."

SEPARATE ACCOUNT CHARGES

If you choose a Variable Account Option you will incur a mortality and expense risk fee and an administration fee. We take these charges from your Variable Account Options on a daily basis. These charges are at annualized rates of 1.25% and 0.15%, respectively.

OPTIONAL SEPARATE ACCOUNT CHARGES

If you choose one of the optional death benefits you will incur additional charges which we take from your Variable Account Options on a daily basis. More information on the Optional Separate Account Charges can be found in the "Fee Table" and the "Fees and Charges" sections in this prospectus.

PAYOUT OPTIONS

When you withdraw your money, you can select from several payout options: an annuity (which guarantees payment for as long as you live), periodic withdrawals and systematic withdrawals. More information on payout options can be found in the "Payout Period" section of this prospectus.

COMMUNICATIONS TO THE COMPANY

You should include, in communications to the Company, your Contract number, your name, and, if different, the Annuitant's name. You may direct communications to the Annuity Service Center address shown on the inside back cover of this prospectus. We will consider communications to be received at our Annuity Service Center on the date we actually receive them, if they are in the form described in this prospectus. See "Transfers Between Investment Options -- Communicating Transfer or Reallocation Instructions" in this prospectus.

FEDERAL TAX INFORMATION

Although deferred annuity contracts such as the Contract can be purchased with after-tax dollars, they are also used in connection with retirement programs which receive favorable tax treatment under federal law. Thus, a deferred annuity contract generally does not provide additional tax deferral beyond the tax-qualified retirement plan or program itself. Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Internal Revenue Code ("Code") sections 403(b) or 401(k) and Individual Retirement Accounts ("IRAs") generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Separate Account fees are charged for these benefits, as described in the "Fees and Charges" section of this prospectus. For a more detailed discussion of these income tax provisions, see the "Federal Tax Matters" sections of this prospectus and of the SAI.

PURCHASE REQUIREMENTS

The minimum initial Purchase Payment for Non-Qualified Contracts is $5,000 and for Qualified Contracts is $2,000. The minimum subsequent Purchase Payment is $1,000 for nonqualified Contracts and $250 for Qualified Contracts. The minimum amount per a preauthorized debit Purchase Payment under the Automatic Check Option is $50. More information about the Automatic Check Option can be found in the "Purchase Period" section of this prospectus.

At the time that your initial Purchase Payment is made, the Company will credit an additional 1% of the amount as a Bonus. Any subsequent Purchase Payments of at least $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts will also be credited with an additional 1% of the amount as a Bonus (subject to state regulatory approval). For more information on the 1% Bonus and on Purchase Payments, see the "Purchase Period" section in this prospectus.

From time to time the Company may change the minimum amount necessary to establish a new MVA Option guarantee period (an "MVA Band"). For more information on the MVA Band, see the "MVA Option" and "Market Value Adjustment" sections in this prospectus.

RIGHT TO RETURN

You may return your Contract by mailing it directly to the Annuity Service Center or returning it to the registered representative through whom you purchased the Contract within 10 days after you receive it, unless your state permits a longer period. We will then return to you:

- Your Purchase Payment, adjusted to reflect investment experience and any Fees and Charges which have been deducted; or

-    In certain states, your entire Purchase Payment as required by state law.

See the "Purchase Period -- Right to Return" and "Purchase Period -- 1% Bonus" sections in this prospectus for information on how the 1% Bonus is impacted by the Right to Return.

GENERAL INFORMATION

ABOUT THE CONTRACT

The Contract was developed to help you save money for your retirement. It offers a combination of fixed and variable options that you can invest in to help you reach your retirement savings goals. Your contributions to the Contract can come from different sources, such as payroll deductions or money transfers. Your retirement savings process with the Contract will involve two stages: the Purchase Period and the Payout Period. The first is when you make contributions into the Contract called "Purchase Payments." The second is when you receive your retirement payouts. For more information, see "Purchase Period" and "Payout Period."

You may choose, depending upon your retirement savings goals, your personal risk tolerances, and your retirement plan, to invest in the Fixed Account Options and/or the Variable Account Options described in this prospectus. When you decide to retire, or otherwise withdraw your money, you can select from a wide array of payout options including both fixed and variable payments. In addition, this prospectus will describe for you all fees and charges that may apply to your participation in the Contract.

ABOUT THE COMPANY

We are a life insurance company organized on July 5, 1944 and located in the State of Texas. Our main business is issuing and offering fixed and variable retirement annuity contracts, like the Contract. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. Our Annuity Service Center is located at 205 E. 10th Avenue, Amarillo, Texas 79101. The address to send any Purchase Payments and sums payable to the Company under the Contract is: Western National Life Insurance Company, P.O. Box 1792, Amarillo, TX, 79105, if sent by mail; and c/o Amarillo National Bank, Lockbox 1792, 410 S. Taylor, Amarillo, TX, 79101, if sent by overnight delivery. The Company primarily distributes its annuity contracts through financial institutions, general agents, and specialty brokers.


On February 25, 1998, the Company became an indirect, wholly-owned subsidiary of AIG Life Holdings (US), Inc. ("AIGLH") (formerly American General Corporation), a Texas corporation. On this date the Company changed its name from Western National Life Insurance Company to American General Annuity Insurance Company. On August 29, 2001, AGC was acquired by American International Group, Inc., a Delaware corporation. As a result, the Company is an indirect, wholly-owned subsidiary of American International Group, Inc., a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities in the United States and abroad.


Subsequently, on March 1, 2002, the Company changed its name from American General Annuity Insurance Company to AIG Annuity Insurance Company.


On March 20, 2009 the company changed its name from AIG Annuity Insurance Company to Western National Life Insurance Company.



On March 4, 2009, AIG issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of AIG's Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to AIG by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between AIG and the FRBNY. The Stock has preferential liquidation rights over AIG common stock, and, to the extent permitted by law, votes with AIG's common stock on all matters submitted to AIG's shareholders. The Trust has approximately 79.8% of the aggregate voting power of AIG's common stock and is entitled to approximately 79.8% of all dividends paid on AIG's common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates. Western National Life Insurance Company is not a guarantor of the Credit Facility obligations and it has not pledged any assets to secure those obligations.



For more information about the Company, see the SAI.


ABOUT A.G. SEPARATE ACCOUNT A

When you direct money to the Contract's Variable Account Options, you will be sending that money through A.G. Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. A.G. Separate Account A invests in the Mutual Funds on behalf of your account. A.G. Separate Account A is made up of what we call "Divisions." Several Divisions are available and represent the Variable Account Options in the Contract. Each of these Divisions invests in a different Mutual Fund made available through the Contract. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of A.G. Separate Account A.

On December 23, 1999, the Mutual Funds in which Divisions 1-7 of A.G. Separate Account A invested were replaced by seven similar substitute Mutual Funds, as follows: Credit Suisse Growth and Income Portfolio (Division 1) was replaced by Growth & Income Fund; Credit Suisse International Equity Portfolio (Division 2) was replaced by International Equities Fund; EliteValue Portfolio (Division 3) was replaced by OCCAT Managed Portfolio; American General U.S. Government Securities Portfolio (Division 4) was replaced by Government Securities Fund; State Street Global Advisors Growth Equity Portfolio (Division 5) was replaced by Stock Index Fund; State Street

Global Advisors Money Market Portfolio (Division 6) was replaced by Money Market I Fund; and Van Kampen Emerging Growth Portfolio (Division 7) was replaced by Van Kampen LIT Strategic Growth Portfolio.

The Company established A.G. Separate Account A on November 9, 1994 under Texas insurance law. Prior to May 1, 1999, A.G. Separate Account A was known as AGA Separate Account A. Prior to May 1, 1998, AGA Separate Account A was known as WNL Separate Account A. A.G. Separate Account A is registered with the SEC as a unit investment trust under The Investment Company Act of 1940 ("1940 Act"). Units of interest in A.G. Separate Account A are registered as securities under the Securities Act of 1933 ("1933 Act").

A.G. Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of A.G. Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, A.G. Separate Account A may not be charged with the liabilities of any other Company operation. The Texas Insurance Code requires that the assets of A.G. Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract Owner, annuitants, and beneficiaries of the Contract. The commitments under the Contracts are the Company's, and AIG and AIGLH have no legal obligation to back those commitments.

ABOUT THE FIXED ACCOUNT

When you direct money to the Contract's Fixed Account Options, it will become part of the Company's general assets (except in certain states where allocations to the MVA Option must be allocated to a separate account of the Company). These assets are invested in accordance with applicable state regulations and our obligations for the Fixed Account are legal obligations of the Company. Our general assets support these obligations. These general assets also support our obligations under other annuity contracts we issue. See the "Purchase Period -- Choosing Investment Options" section in this prospectus.

With the MVA Option, a Market Value Adjustment may increase or reduce the Account Value in this Fixed Account Option. See the "MVA Option" and "Market Value Adjustment" sections in this prospectus for additional information.

UNITS OF INTEREST

Your investment in a Division of A.G. Separate Account A is represented by units of interest issued by A.G. Separate Account A. On a daily basis, the units of interest issued by A.G. Separate Account A are revalued to reflect that day's performance of the underlying Mutual Fund minus any applicable fees and charges to A.G. Separate Account A.

DISTRIBUTION OF CONTRACTS

The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers which are members of the Financial Industry Regulatory Authority ("FINRA"), unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"). The principal underwriter and distributor for A.G. Separate Account A is American General Distributors, Inc. ("AGDI"), an affiliate of the Company, located at 2929 Allen Parkway, Houston TX, 77019. AGDI was formerly known as A.G. Distributors, Inc. In the States of Florida and Illinois, AGDI is known as American General Financial Distributors of Florida, Inc. and American General Financial Distributors of Illinois, Inc., respectively. AGDI was organized as a Delaware corporation on June 24, 1994, and is a registered broker-dealer under the 1934 Act, and a member of FINRA. For more information about the Distributor, see the SAI.

The broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 7% of each Purchase Payment. These commissions are paid by the Company and do not result in any charge to Contract Owners or to A.G. Separate Account A in addition to the charges described under the "Fees and Charges" section in this prospectus.

The Company and AGDI may enter into marketing and/or sales agreements with certain broker-dealers where these broker-dealers and/or their affiliates, work with the Company and AGDI in the promotion and marketing of the Contracts. These arrangements do not result in any charge to Contract Owners or to A.G. Separate Account A in addition to the charges described under the "Fees and Charges"
section in this prospectus.

FIXED AND VARIABLE ACCOUNT OPTIONS

There are several Fixed and Variable investment options offered under the Contract. The Funds that underlie the Variable Account Options are registered as investment companies under and are subject to regulation of the 1940 Act. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to the Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

FIXED ACCOUNT OPTIONS

Each of the Fixed Account Options is part of the Company's general assets. The MVA Option may be invested in either the general assets of the Company or in a separate account of the Company, depending on state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Summary" section appearing in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a Market Value Adjustment which generally will be applied to withdrawals or transfers from an MVA Option prior to the end of the MVA Term, as explained below, we bear the entire investment risk for the Fixed Account Option. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets.

FIXED ACCOUNT OPTIONS

One Year Guarantee Period ("One Year     Guaranteed current interest income
Fixed Account")
DCA One Year Guarantee Period ("DCA One  Guaranteed current interest income
Year  Fixed Account")
DCA Six Month Guarantee Period ("DCA     Guaranteed current interest income
Six Month Fixed Account")
Market Value Adjustment Guarantee        Multi-year guaranteed interest income
Period ("MVA Option")                    (May not be available in all states)

NON-MVA FIXED ACCOUNT OPTIONS

The Contract offers three Fixed Account Options that are not associated with the MVA Option. These three Non-MVA Fixed Account Options are the One Year Fixed Account, the DCA One Year Fixed Account and the DCA Six Month Fixed Account.

The DCA One Year Fixed Account Option and the DCA Six Month Fixed Account Option are used exclusively in connection with the Dollar Cost Averaging Program. See the "Dollar Cost Averaging Program" section of this prospectus.

MVA OPTION

The MVA Option is a Fixed Account Option where all or a portion of your Account Value is placed in one or more separate MVA Bands for specific MVA Terms. Each additional allocation to the MVA Option is allocated to a separate MVA Band for a separate MVA Term. For example, let's say that on September 1, 2001, you allocate a portion of Account Value ("September 1 Account Value") to the MVA Option, for a specified period of time offered by the Company, and at a declared interest rate guaranteed by the Company. Then on September 2, 2001, you allocate additional Account Value ("September 2 Account Value") to the MVA Option, for a specified period of time offered by the Company, and at a declared interest rate guaranteed by the Company. The September 1 Account Value and the September 2 Account Value are considered 2 separate and distinct MVA Bands. Each MVA Band must remain in the MVA Option for the specific amount of time we offered, which is called the MVA Term. (For example, the Company may offer a five year MVA Term.) If Account Value is withdrawn from an MVA Band before the MVA Term ends, then a Market Value Adjustment will apply. The minimum amount to establish a new MVA Band may be changed from time to time. The MVA Option may not be available in all states. See the "Market Value Adjustment" section in this prospectus.

VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus. A complete discussion of each of the Variable Account Options may be found in the "Summary" and "Variable Account Options" sections in this prospectus. Based upon a Variable Account Option's Purchase Unit Value your account will be credited with the applicable number of Purchase Units. The Purchase Unit Value of each Variable Account Option will change daily depending upon the investment performance of the underlying fund (which may be positive or negative) and the deduction of A.G. Separate Account A charges. See the "Fees and Charges" section in this prospectus. Because Purchase Unit Values change daily, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.


              FUND NAME                              INVESTMENT OBJECTIVE                        ADVISER             SUB-ADVISER
------------------------------------   -----------------------------------------------   ----------------------   ----------------
AIM V.I. Capital Appreciation Fund     Long-term growth of capital                       Invesco Advisers, Inc.   --
Series I (1)

AIM V.I. Diversified Income Fund       Total return comprised of current income and      Invesco  Advisers,       --
Series I (1)                           capital appreciation.                             Inc.

Government Securities Fund (4)         Seeks high current income and protection of       VALIC                    SunAmerica Asset
                                       capital through investments in intermediate and                            Management Corp.
                                       long-term U.S. Government debt securities.

Growth & Income Fund (4)               Seeks to provide long-term growth of capital      VALIC                    SunAmerica Asset
                                       and, secondarily, current income through                                   Management Corp.
                                       investment in common stocks and equity-related
                                       securities.

High Yield Bond Fund (5)               Seeks the highest possible total return and       VALIC                    Wellington
                                       income consistent with conservation of capital                             Management
                                       through investment in a diversified portfolio                              Company, LLP
                                       of high yielding, high risk fixed-income                                   Investment
                                       securities.  These securities are in
                                       below-investment grade junk bonds.

International Equities Fund (4)        Seeks to provide long-term growth of capital      VALIC                    PineBridge
                                       through investments primarily in a diversified                             Investments, LLC
                                       portfolio of equity and equity related
                                       securities of foreign issuers.

Janus Portfolio - Service Shares (2)   Seeks long-term growth of capital.                Janus Capital            --
                                                                                         Management, LLC

Janus Overseas Portfolio - Service     Seeks long-term growth of capital.                Janus Capital            --
Shares (2)                                                                               Management, LLC

MFS(R) VIT Core Equity Series (3)      Seeks capital appreciation.                       Massachusetts            --
                                                                                         Financial Services
                                                                                         Company
Mid Cap Value Fund (5)                 Seeks capital growth through investment in        VALIC                    FAF Advisors,
                                       equity securities of medium capitalization                                 Inc. and
                                       companies using a value-oriented investment                                Wellington
                                       approach.                                                                  Management
                                                                                                                  Company, LLP

Money Market I Fund (4)                Seeks liquidity, protection of capital and        VALIC                    SunAmerica Asset
                                       current income through investments in                                      Management Corp.
                                       short-term money market instruments.

              FUND NAME                              INVESTMENT OBJECTIVE                        ADVISER             SUB-ADVISER
------------------------------------   -----------------------------------------------   ----------------------   ----------------
Oppenheimer Capital Appreciation       Seeks to achieve capital appreciation by          OppenheimerFunds, Inc.   --
Fund/VA (6)                            investing in securities of well-known
                                       established companies.

Oppenheimer High Income Fund/VA (6)    Seeks a high level of current income by           OppenheimerFunds, Inc.   --
                                       investing mainly in a diversified portfolio of
                                       high-yield, lower grade, fixed-income
                                       securities.

Oppenheimer Main Street Fund/VA (6)    Seeks high total return from equity and debt      OppenheimerFunds, Inc.   --
                                       securities.

Oppenheimer Main Street Small Cap      Seeks to provide capital appreciation primarily   OppenheimerFunds, Inc.   --
Fund/VA (6)                            through investments in common stocks of small
                                       cap companies.

Putnam VT Global Equity Fund - Class   Seeks capital appreciation.                       Putnam Investment        --
IB Shares (7)                                                                            Management, LLC

Science & Technology Fund (4)          Seeks a long-term capital appreciation through    VALIC                    T. Rowe Price
                                       investment primarily in the common stocks of                               Associates, Inc.,
                                       companies that are expected to benefit from the                            RCM Capital
                                       development, advancement and use of science and                            Management LLC
                                       technology.                                                                and Wellington
                                                                                                                  Management
                                                                                                                  Company, LLP

Stock Index Fund (4)                   Seeks long-term capital growth through            VALIC                    SunAmerica Asset
                                       investment in common stocks that, as a group,                              Management Corp.
                                       are expected to provide investment results
                                       closely corresponding to the performance of the
                                       Standard & Poor's 500(R) Index.

Strategic Bond Fund (5)                Seeks the highest possible total return and       VALIC                    PineBridge
                                       income consistent with conservation of capital                             Investments, LLC
                                       through investment in a diversified portfolio
                                       of income producing securities. The fund
                                       invests in a broad range of fixed-income
                                       securities, including investment-grade bonds,
                                       U.S. government and agency obligations,
                                       mortgage-backed securities, and U.S., Canadian,
                                       and foreign high risk, high yield bonds.

Templeton Developing Markets Fund -    Seeks long-term capital appreciation. The Fund    Templeton Asset          --
Class 2 (8)                            normally invests at least 80% of its net assets   Management Ltd.
                                       in emerging market investments.

Templeton Foreign Securities Fund -    Long-term capital growth. The Fund normally       Templeton Investment     --
Class 2 (8)                            invests at least 80% of its net assets in         Counsel, LLC
                                       investments of issuers located outside the
                                       United States, including emerging markets.

Van Kampen LIT Capital Growth          Capital appreciation by investing in common       Van Kampen Asset         --
Portfolio - Class I Shares (9)         stocks of strategic growth companies.             Management Inc.


(1)  A series of AIM Variable Insurance Funds.

(2)  A series of Janus Aspen Series -- Service Shares.

(3)  A series of MFS(R) Variable Insurance Trust.

(4)  A series of VALIC Company I.

(5)  A series of VALIC Company II.


(6)  A series of Oppenheimer Variable Account Funds.



(7)  A series of Putnam Variable Trust.

(8)  A series of Franklin Templeton Variable Insurance Products Trust.



(9) A series of Van Kampen Life Investment Trust. On or about June 1, 2010, Van Kampen LIT Capital Growth, Class I Shares will be renamed to Invesco Van Kampen V.I. Capital Growth Fund, Series I Shares; and the investment manager of the Portfolio will change from Van Kampen Asset Management to Invesco Advisers, Inc. subject to shareholder and other necessary approvals.


A detailed description of the investment objective and strategy and more information about each Fund's fees may also be found in each Fund's current prospectus. There can be no assurance that investment objectives will be achieved.

Each of these Funds is registered as an open-end, management investment company and is regulated under the 1940 Act. For complete information about each of these Funds, including charges and expenses, you should refer to the prospectus for that Fund. Additional copies are available from the Company's Annuity Service Center at the address shown in the back of this prospectus.

Some of these Funds or their affiliates have an agreement with the Company to pay the Company for administrative and shareholder services provided to the underlying Fund. We receive payments for the administrative services we perform, such as account recordkeeping, proxy mailing and tabulation, mailing of Fund-related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.25% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves and are disclosed in a Fund's prospectus. These fees are designed to help pay for our direct and indirect distribution costs. These fees are 0.00% to 0.25% of the daily market value of the assets invested in the underlying Fund. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

PURCHASE PERIOD

The Purchase Period begins when your first Purchase Payment is credited and the Contract is issued (as discussed below) and continues until you begin your Payout Period. The Purchase Period can also end when the Contract is surrendered before the Payout Period.

PURCHASE PAYMENTS

You may establish an account only through a registered representative. NO NEW APPLICATIONS ARE BEING ACCEPTED AT THIS TIME BECAUSE THE CONTRACT IS NO LONGER OFFERED FOR SALE. All Purchase Payments and sums payable to the Company under the Contract must be sent to the Company at the following addresses: Western National Life Insurance Company, P.O. Box 1792, Amarillo, TX 79105, if the Purchase Payments are sent by mail; and Amarillo National Bank, Lockbox 1792, 410 S. Taylor, Amarillo, TX 79101, if the Purchase Payments are sent by overnight delivery.

Minimum initial and subsequent Purchase Payments are as follows:

                          Initial   Subsequent
                         Purchase    Purchase
Contract Type Payment     Payment     Payment
----------------------   --------   ----------
Non-Qualified Contract    $5,000      $1,000
Qualified Contract        $2,000        $250

Subject to the maximum and minimum Purchase Payment requirements, you may make subsequent Purchase Payments and may increase or decrease or change the frequency of such payments. The maximum total Purchase Payments we will accept without our prior approval is $500,000 if the Contract is issued to you at age 74 or younger and $250,000 if the Contract is issued to you at age 75 or older.

You may select on your Contract application the Automatic Check Option. The Automatic Check Option allows you to preauthorize debits against a bank account that you indicate on the Preauthorized Debit Form to be sent in with your Contract application. The minimum amount per a preauthorized debit Purchase Payment under the Automatic Check Option is $50.

Purchase Payments are received by the Company at the address above. When an initial Purchase Payment is accompanied by a properly completed application, within 2 business days we will:

-    Accept the Application -- credit the Purchase Payment and issue a Contract;

-    Reject the Application -- return the Purchase Payment; or

- Request Additional Information -- to correct or complete the application. You must respond to our request within 5 business days after we receive your Purchase Payment and application at the address above. Then we will process the application, credit the Purchase Payment and issue a Contract within 2 business days after we receive the requested information.

In states where we are required by state law to refund an amount equal to Purchase Payments, we invest your initial Purchase Payment and any additional Purchase Payments in the Money Market Division from the date your investment performance begins until the first business day 10 days later, unless your state permits a longer period. Then we will automatically allocate your investment among the investment options you have chosen. See "Right to Return" below.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

RIGHT TO RETURN

If for any reason you are not satisfied with your Contract, you may return it to the Company and receive a refund of your Purchase Payments adjusted to reflect
(1) investment experience and (2) any Fees and Charges which have been deducted. (In certain states, we will return Purchase Payments as required by state law.) To exercise your right to return your Contract, you must mail it directly to the Annuity Service Center or return it to the registered representative through whom you purchased the Contract within 10 days after you receive it, unless your state permits a longer period. The address for the Annuity Service Center is located in the back of this prospectus. Please see the "1% Bonus" section below for information on how the 1% Bonus is impacted by the Right to Return.

1% BONUS

At the time that your initial Purchase Payment is made, the Company will credit an additional 1% of the amount to your Account Value as a Bonus. Any subsequent Purchase Payments of at least $5,000 for nonqualified Contracts and $2,000 for Qualified Contracts will also be credited with an additional 1% of the amount to your Account Value as a Bonus. (The 1% Bonus will not be credited for any subsequent Purchase Payments in the States of New Jersey and Oregon.) The 1% Bonus will be applied to the Account Value pro rata by each Variable Account Option(s) and/or the One Year Fixed Account Option in the same ratio as the Purchase Payment is allocated. The Company reserves the right to limit its total payment of such Bonus to $5,000 per Contract.

Fees and charges for a variable annuity contract with a bonus, such as this Contract, are higher than fees and charges for a variable annuity contract without a bonus. The Company pays for the 1% Bonus through higher fees and charges deducted from the Contract. Any increase in Account Value that you receive in connection with the 1% Bonus may be more than offset by the higher fees and charges used by the Company to pay for the 1% Bonus.

IN ANY OF THE FOLLOWING CIRCUMSTANCES, YOU WILL NOT BE ALLOWED TO RETAIN ALL OR A PORTION OF THE 1% BONUS APPLIED TO YOUR CONTRACT:

     - IF YOU RETURN YOUR CONTRACT WITHIN THE RIGHT TO RETURN PERIOD AND THERE HAS BEEN AN INCREASE IN ACCOUNT VALUE. If this occurs, the Company will subtract the 1% Bonus from the Account Value pro rata by the One Year Fixed Account Option and each Variable Account Option in which you currently have money invested. The Company will not subtract any Account Value earned because of the 1% Bonus.

     - IF YOU RETURN YOUR CONTRACT WITHIN THE RIGHT TO RETURN PERIOD AND THERE HAS BEEN A DECREASE IN ACCOUNT VALUE. If this occurs, the Company will subtract a portion of the 1% Bonus from the Account Value pro rata by the One Year Fixed Account Option and each Variable Account Option in which you currently have money invested. You will not have the amount of money returned to you reduced due to the 1% Bonus.

     - IF YOU WITHDRAW MONEY FROM YOUR ACCOUNT VALUE WITHIN SEVEN YEARS OF A PURCHASE PAYMENT WHICH QUALIFIED FOR THE 1% BONUS, AND THE AMOUNT OF MONEY WITHDRAWN IS MORE THAN THE AMOUNT PERMITTED UNDER THE SYSTEMATIC WITHDRAWAL OPTION OR THE 10% FREE WITHDRAWAL AMOUNT. If this occurs, the Company will subtract the 1% Bonus from the Account Value pro rata by each Variable Account Option and the One Year Fixed Account Option in which you currently have money invested. The Company will not subtract any Account Value earned by the 1% Bonus.

IMPORTANT NOTES: (1) Because your Contract deducts certain fees and expenses based on Account Value, you will be charged additional amounts due to the 1% Bonus. (2) Since charges will have been assessed against the higher amount (Purchase Payments plus the 1% Bonus), it is possible that upon a withdrawal after the right to return period has expired, particularly in a declining market, you will receive less money back than you would have if you had not received the 1% Bonus.

Please see the section on "Federal Tax Matters" in this prospectus for information on how the bonus is treated by federal tax laws.

PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated following the close of regular trading of the New York Stock Exchange (the "Exchange"), normally 4:00 p.m. Eastern time ("Market Close") (see Calculation of Purchase Unit Value below for more information.) Once we have issued your Contract and have applied your initial Purchase Payment as described above, any subsequent Purchase Payments received by the Company at the address above, before the close of the Exchange will be credited the same business day. If not, they will be calculated and credited the next business day. Purchase Unit values will vary depending on the net investment results of each of the Variable Account Options. This means the value of your Variable Account Option will fluctuate. For more information as to how PURCHASE UNIT VALUES are calculated, see the SAI.

Here is how you may calculate the value of your Fixed Account Option during the Purchase Period:

Value of Your Fixed Account Options
=    EQUALS)
     all Purchase Payments made to the Fixed Account Options
+    (PLUS)
     Amounts transferred from Variable Account Options to the Fixed Account Options
+    (PLUS)
     All interest earned
-    (MINUS)
Amounts transferred or withdrawn from Fixed Account Options (including applicable fees and charges)

----------
* Note--Your Account Value in the Fixed Account may be subject to a Market Value Adjustment under the MVA Option.

STOPPING PURCHASE PAYMENTS

Purchase Payments may be stopped at any time and may be resumed at any time before your Contract has been surrendered. The value of the Purchase Units will continue to vary. Your Account Value will continue to be subject to charges.

If your Account Value falls below $2,000, and you do not make any Purchase Payments for 180 days we reserve the right to forward to your attention, written notice that we will close your Account and pay the Account Value 90 days from the date of notice if additional Purchase Payments are not made in amounts sufficient to increase your Account Value to $2,000 or more.

TRANSFERS BETWEEN INVESTMENT OPTIONS

You may transfer all or part of your Account Value between the various Fixed Account and Variable Account Options in the Contract subject to the limitations on transfers discussed below. Transfer instructions may be made either in writing or by telephone as discussed below. Transfers may be made during the Purchase Period or during the Payout Period.

DURING THE PURCHASE PERIOD

During the Purchase Period, transfers may be made among the Contract's Variable Account Options and between the Variable Account Options and the One Year Fixed Account Option free of charge. We reserve the right to impose a fee of the lesser of $25 or 2% of the amount transferred for each transfer (which will be deducted from the amount transferred).

Transfers during the Purchase Period are permitted as follows:

     -    You may transfer your Account Value among the Variable Account
          Options;

     - You may transfer your Account Value from the One Year Fixed Account Option to one or more Variable Account Options; and/or

     - You may transfer your Account Value from one or more Variable Account Options into the One Year Fixed Account Option, subject to a six month waiting period following any transfer of Account Value from the One Year Fixed Account Option into one or more Variable Account Options. (For example, if you make a transfer of Account Value from the One Year Fixed Account Option into the Stock Index Fund Division 5 on January 3 of a Contract Year, you will not be allowed to transfer the Account Value in the Stock Index Fund Division 5 back into the One Year Fixed Account Option until June 3 of such Contract Year.)

The minimum amount to be transferred in any one transfer is $250 or the entire amount in the Variable Account Option or One Year Fixed Account Option from which the transfer is made. If a transfer request would reduce your Account Value in a Variable Account Option or the One Year Fixed Account Option below $500, we will transfer your entire Account Value in that Variable Account Option or the One Year Fixed Account Option.

Transfers from the One Year Fixed Account Option to a Variable Account Option are limited to 20%, per Contract Year, of the Account Value of the One Year Fixed Account Option. This 20% per Contract Year limit is determined as of the immediately preceding Contract Anniversary.

We currently do not permit transfers from the Variable Account Options to the DCA Fixed Account Options. Transfers from the DCA Fixed Account Options may only be made under the Dollar Cost Averaging Program. See the "Dollar Cost Averaging Program" section of this prospectus.

Withdrawals or transfers from the MVA Option are subject to a Market Value Adjustment if they occur prior to the end of the MVA Term. Each MVA Band will require a minimum transfer. From time to time the Company may change the minimum transfer amount. To learn more about the MVA Option, see the "MVA Option" and "Market Value Adjustment" sections in this prospectus.

POLICY AGAINST MARKET TIMING AND FREQUENT TRANSFERS

The Company has a policy to discourage excessive trading and market timing. Therefore, during the Purchase Period, you may make up to 20 transfers per calendar year between Account Options. Multiple transfers between Account Options on the same day will be counted as a single transfer for purposes of applying this limitation. Transfers in excess of this limit may be required to be submitted in writing by regular U.S. mail and/or you may be restricted to one transfer every 30 days. The Contracts and Accounts Options are not designed to accommodate short-term trading or market timing organizations or individuals engaged in trading strategies that include programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an underlying Mutual Fund. These trading strategies may be disruptive to the underlying Mutual Funds by negatively affecting investment strategies and increasing portfolio turnover, as well as raising recordkeeping and transaction costs. Further, excessive trading harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share. If we determine, in our sole discretion, that your transfer patterns among the Account Options reflect a potentially harmful strategy, we will require that transfers be submitted in writing by regular U.S. mail, to protect the other investors.

Regardless of the number of transfers you have made, we will monitor and, upon written notification, may suspend or restrict your transfer privileges, if it appears that you are engaging in a potentially harmful pattern of transfers. We will notify you in writing if you are restricted to mailing transfer requests to us via the U.S. mail service. Some of the factors we will consider include:

     -    the dollar amount of the transfer;

     - the total assets of the Variable Account Option involved in the transfer;

     -    the number of transfers completed in the current calendar quarter; or

     - whether the transfer is part of a pattern of transfers to take advantage of short-term market fluctuations.

We intend to enforce these frequent trading policies uniformly for all Contract Owners. We cannot guarantee, however, that we will be able to prevent all market timing activity or abusive trading. We make no assurances that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the Variable Account Options and dilution of long-term performance returns. Thus, your Account Value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time and will apply modifications uniformly.

COMMUNICATING TRANSFER OR REALLOCATION INSTRUCTIONS

A written instruction to transfer or reallocate all or part of your Account Value between the various investment options in the Contract should be sent to our Annuity Service Center.

Instructions for transfers or reallocations may be made by calling 1-800-424-4990. Telephone transfers will be allowed unless we have been notified not to accept such telephone instructions. In this event, we must receive written instructions in order to permit future telephone transfers to be made. Before a transfer will be made by telephone, you must give us the requested identifying information concerning your account(s).

Unless we have been instructed not to accept requests for telephone transfers, anyone may effect a telephone transfer if they furnish the requested information. You will bear any loss resulting from such instructions, whether the caller was specifically authorized by you or not.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized employees who have received client permission to perform a client-directed transfer of value via the telephone or Internet will follow prescribed verification procedures.

We will send you a confirmation of the completed transfer within 5 days from the date of your instruction. When you receive your confirmation, it is your duty to verify the information shown, and advise us of any errors within one business day.

You will bear the risk of loss arising from instructions received by telephone. We are not responsible for the authenticity of such instructions. Any telephone instructions which we reasonably believe to be genuine will be your responsibility. This includes losses from errors in communication. Telephone transfer instructions may not be made during the Payout Period. We reserve the right to stop telephone transfers at any time.

SWEEP ACCOUNT PROGRAM

During the Purchase Period you may elect to participate in the Sweep Account Program if your Account Value in the One Year Fixed Account Option is at least $25,000 on the date that the request for the Sweep Account Program is received by us at the Annuity Service Center. The Sweep Account Program allows you to transfer the earnings from the One Year Fixed Account Option to the Variable Account Options. The transfers can be made on an annual, semi-annual, quarterly or monthly basis. All amounts transferred must be in whole percentages, with a 10% minimum to be transferred to each selected Variable Account Option(s). There is no charge for the Sweep Account Program. We do not take into account transfers made pursuant to the Sweep Account Program in assessing any transfer fee.

EFFECTIVE DATE OR TRANSFER

The effective date of a transfer will be:

     - The date of receipt, if received at our Annuity Service Center before the close of regular trading of the Exchange on a day values are calculated; (normally, this will be Market Close); otherwise

     -    The next date values are calculated.

RESERVATION OF RIGHTS

If a transfer causes your Account Value in the One Year Fixed Account Option or a Variable Account Option to fall below $500, we may transfer the remaining Account Value in the same proportions as your transfer request.

We may defer any transfer from the One Year Fixed Account Option to the Variable Account Options for up to six months.

DOLLAR COST AVERAGING PROGRAM

You may elect the Dollar Cost Averaging Program which permits the systematic transfer of your Account Value from a Fixed Account Option or the Money Market I Division to one or more Variable Account Options, not including the Money Market I Division. By allocating amounts on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the effect of market fluctuations. We currently provide four Fixed Account Options, two of which, the DCA One Year Fixed Account and the DCA Six Month Fixed Account, are available only for dollar cost averaging.

We determine the amount of transfers from a DCA Fixed Account Option or the Money Market I Division by dividing the Purchase Payments allocated to that DCA Fixed Account Option or the Money Market I Division by a factor based on the number of months remaining in the term. Transfers from a DCA Fixed Account Option or the Money Market I Division are only available on a monthly basis. We require that you specify each allocation to a Variable Account Option, not including the Money Market I Division, in whole percentages using a maximum of 10 Variable Account options. The minimum amount to be transferred into a Variable Account Option is 10% of the entire amount transferred.

We will transfer your entire Account Value in a DCA Fixed Account Option by the expiration of its term. The minimum amount to be transferred under the Dollar Cost Averaging Program is $250 per transfer. We currently do not permit transfers to either DCA Fixed Account Option from the Variable Account Options or the One Year Fixed Account Option. Transfers from either DCA Fixed Account Option may only be made under the Dollar Cost Averaging Program.

You may enroll in dollar cost averaging for the DCA Fixed Account Options only when you make your initial or subsequent Purchase Payments. However, you may enroll in dollar cost averaging for the Money Market I Division at any time. There is no charge for dollar cost averaging. We do not take into account transfers made pursuant to the Dollar Cost Averaging Program in assessing any transfer fee.

The chart below explains the different Account Options you may choose if you elect to participate in the Dollar Cost Averaging Program offered by the
Contract:

ACCOUNT OPTION                    FREQUENCY OF TRANSFERS               OTHER RESTRICTIONS
--------------                ------------------------------   -----------------------------------------
DCA One Year Fixed Account    Monthly, for a 12 month period   You may only participate at the time that
                                                               Purchase Payments are made
DCA Six Month Fixed Account   Monthly, for a 6 month period    You may only participate at the time that
   Option                                                      Purchase Payments are made
Money Market Division         Monthly                          You must remain in this account option
                                                               for the Dollar Cost Averaging Program for
                                                               at least a 12 month period.

(1) You will not be permitted to transfer Account Value into a DCA Fixed Account Option once the entire Account Value has been transferred out of a DCA Fixed Account Option.

(2) The Dollar Cost Averaging Program will only apply to the Purchase Payment portion of your Account Value.

PORTFOLIO REBALANCING PROGRAM

From time to time, we will make available a portfolio rebalancing program which provides for periodic pre-authorized automatic transfers among the Variable Account Options pursuant to your written allocation instructions. We will make such transfers to maintain a specified percentage allocation of Account Value among the Variable Account Options as selected by you. We require each allocation to a Variable Account Option equal at least 1% of Account Value.

The portfolio rebalancing program will begin on the date that your request for portfolio rebalancing is received by us at the Annuity Service Center. You may select rebalancing to occur on a monthly, quarterly, semi-annual, or annual basis, and currently, all Variable Account Options are available for portfolio rebalancing. The Fixed Account Options do not participate in portfolio rebalancing.

There is no charge for portfolio rebalancing. We do not take into account transfers made pursuant to the Portfolio Rebalancing Program in assessing any transfer fee.

DURING THE PAYOUT PERIOD

During the Payout Period, transfers may be made between the Variable Account Options and from the Variable Account Options to the One Year Fixed Account Option. We will not permit transfers from any Fixed Account Option during the Payout Period. We reserve the right to impose a fee of the lesser of $25 or 2% of the amount transferred for each transfer (which will be deducted from the amount transferred). The minimum amount to be transferred during the Payout Period is $250. Transfers during the Payout Period are permitted subject to the following limitations:

ACCOUNT OPTION   % OF ACCOUNT VALUE                  FREQUENCY                                 OTHER RESTRICTIONS (2)
--------------   ------------------   --------------------------------------   -----------------------------------------------------
Variable:        Up to 100%           Unlimited among Variable Account         The minimum amount to be transferred is $250 or the
                                      Options (1). Once per year if the        entire amount in the Variable Account Option if less.
                                      transfer is made to the One Year Fixed   The minimum amount which must remain in the Variable
                                      Account Option                           Account Option after transfer is $500 or $0 if the
                                                                               entire amount of the Variable Account Option is
                                                                               transferred.
Fixed:           Not permitted        --                                       --

(1) The Company may change the number of transfers permitted to no more than six (6) transfers per year during the Payout Period.

(2) The Company may impose a transfer fee of $25 or 2% of the amount transferred for each transfer above six (6) transfers per year.

FEES AND CHARGES

By investing in the Contract, you may be subject to these basic types of fees and charges:

     -    Account Maintenance Fee

     -    Surrender Charge

     -    Premium Tax Charge

     -    Separate Account Charges

     -    Optional Separate Account Charges

     -    Other Tax Charges

These fees and charges are explained below. For additional information about these fees and charges, see the "Fee Tables." More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund.

In addition to the charges listed above, certain charges which may apply to the MVA Option are discussed at the end of this section under "Market Value Adjustment."

ACCOUNT MAINTENANCE FEE

An account maintenance fee of $30 will be deducted on each Contract Anniversary from your Account Value. If all your money in the Contract is withdrawn, the fee will be deducted at that time. The fee will be assessed equally among the Variable Account and Fixed Account Options that make up your Account Value.

The account maintenance fee is to reimburse the Company for our administrative expenses for providing Variable Account and Fixed Account Options. This includes the expense for establishing and maintaining the record keeping for your Contract.

During the Purchase Period, if your Account Value on a Contract Anniversary is at least $40,000, we will waive the account maintenance fee for that Contract Year.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. For information about your right to surrender, see the "Surrender of Account Value" in this prospectus.

It is assumed that the most recent Purchase Payments are withdrawn first. No surrender charge will be applied unless an amount is actually withdrawn. We consider all Purchase Payments to be withdrawn before earnings are withdrawn.

We calculate the surrender charge by multiplying the applicable percentages specified in the table below by the Purchase Payments withdrawn.

We calculate the surrender charge by multiplying the applicable percentages specified in the table below by the Purchase Payments withdrawn.

Amount of Surrender Charge

A surrender charge may not be greater than:

 NUMBER OF YEARS    CHARGE AS PERCENTAGE
  SINCE DATE OF          OF PURCHASE
PURCHASE PAYMENTS     PAYMENT WITHDRAWN
-----------------   --------------------
        1                    5%
        2                    5%
        3                    5%
        4                    4%
        5                    3%
        6                    2%
        7                    1%
        8+                   0%

10% FREE WITHDRAWAL

For each Contract Year after the first Contract Year, up to 10% of the Account Value, determined as of the immediately preceding Contract Anniversary (or if during the first Contract Year, the date the Contract is issued) may be withdrawn once each Contract Year without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value, determined as of the immediately preceding Contract Anniversary.

If a surrender charge is applied to all or part of a Purchase Payment, then your Purchase Payment (or portion thereof) will be considered withdrawn, and no surrender charge will be applied to such Purchase Payment (or portion thereof) again.

The 10% free withdrawal requires a minimum withdrawal of $100, or if less, the entire Account Value. The minimum amount which must remain in each Division in which you are invested, after a withdrawal, is $500.

EXCEPTIONS TO SURRENDER CHARGE

No surrender charge will be applied:

     -    To death benefits;

     -    To Payout Payments;

     - To surrenders (full or partial) under certain Contracts issued in connection with Code section 403(b); and

     - To partial surrenders through the Systematic Withdrawal Program, in lieu of the 10% free withdrawal, during the first Contract Year, see the "Surrender of Account Value" section of this prospectus.

Additionally, if the Extended Care Waiver Endorsement is available in your state, no surrender charge will apply to a surrender (full or partial), made during any period of time that the Contract Owner is continuously confined for 90 days or more in a hospital or state-licensed in-patient nursing facility. Confinement cannot begin until at least one year after the date that your Contract is issued. You must give us a written request for each surrender (full or partial), with proof of confinement, within 91 days of the last day that extended care was received, or while the extended care is ongoing. If the Extended Care Waiver Endorsement is available in your state, it will automatically be attached to your Contract. You do not need to elect it. There is no additional charge for the Extended Care Waiver Endorsement.

MARKET VALUE ADJUSTMENT

Under the MVA Option you may establish one or more MVA Bands with a minimum amount required to be invested in each MVA Band, as described in the "MVA Option" section of this prospectus. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA Term. We guarantee that your MVA Option will earn at least the lowest minimum interest rate applicable to any of the Fixed Account Options in the Contract.

While any withdrawal from the Contract will generally be subject to a surrender charge if the amount of the withdrawal exceeds the amount of the free withdrawal amount permitted under your Contract, withdrawals or transfers from an MVA Band prior to the end of an MVA Term will always be subject to a Market Value Adjustment, unless an exception applies. The Market Value Adjustment may increase or reduce the amount withdrawn or transferred, based upon the differences in selected interest rates at the time that the MVA Band was established and at the time of the withdrawal or transfer. For example, if your MVA Term is five years, and you withdraw all or a portion of your Account Value from the MVA Band before the five year MVA Term ends, your withdrawal amount may be more or less than before the withdrawal because of the Market Value Adjustment. However, we guarantee that any reduction in the amount withdrawn or transferred will not be below the amount initially invested in the MVA Band plus the lowest minimum interest rate applicable to any of the Fixed Account Options offered under the Contract.

The Market Value Adjustment applies independently of surrender charges, and can still apply even if the withdrawal is within the free withdrawal amount. See the "Systematic Withdrawal Program" under the "Surrender of Account Value" section of this prospectus. The Market Value Adjustment will not apply upon the Contract Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. The Market Value Adjustment may be waived for distributions that are required under your Contract. The Market Value Adjustment will also be waived for 30 days following the end of an MVA Term.

PREMIUM TAX CHARGE

Taxes on Purchase Payments are imposed by some states, cities, and towns. The rate will range from zero to 3 1/2%.

The timing of tax levies varies from one taxing authority to another. If premium taxes are applicable to a Contract, we will deduct such tax against Account Value in a manner determined by us in compliance with applicable state law. We may deduct an amount for premium taxes either upon:

     -    receipt of the Purchase Payments;

     -    the commencement of Payout Payments;

     -    surrender (full or partial); or

     -    the payment of death benefit proceeds.

SEPARATE ACCOUNT CHARGES

There will be a mortality and expense risk fee and an administration fee applied to A.G. Separate Account A. These are daily charges at annualized rates of 1.25% and 0.15%, respectively, on the average daily net asset value of A.G. Separate Account A. Each charge is guaranteed and cannot be increased by the Company. The mortality and expense risk fee is to compensate the Company for assuming mortality and expense risks under the Contract. The mortality risk that the Company assumes is the obligation to provide payments during the Payout Period for your life no matter how long that might be. In addition, the Company assumes the obligation to pay during the Purchase Period a death benefit. For more information about the death benefit see the "Death Benefit" section of this prospectus. The expense risk is our obligation to cover the cost of issuing and administering the Contract, no matter how large the cost may be.

The Company may make a profit on the mortality and expense risk fee and on the administration fee.

The administration fee is to reimburse the Company for our administrative expenses under the Contract. This includes the expense of administration and marketing (including but not limited to enrollment and Contract Owner education).

For more information about the mortality and expense risk fee and administration fee, see the Fee Tables in this prospectus.

OPTIONAL SEPARATE ACCOUNT CHARGES

Optional Death Benefit Charges

At the time that your Contract is issued, you may choose the Enhanced Death Benefit or the Annual Step-Up Death Benefit, in place of the Standard Death Benefit offered in the Contract. During the Purchase Period there will be an additional charge if you choose the Enhanced Death Benefit or the Annual Step-Up Death Benefit. We take these charges from your Variable Account Options on a daily basis. These charges are at annualized rates of 0.05% for the Enhanced Death Benefit or 0.10% for the Annual Step-Up Death Benefit. Each charge is guaranteed and cannot be increased by the Company. The charges for the optional death benefits are to compensate the Company for assuming the mortality risks associated with these options. The mortality risk that the Company assumes is the obligation to provide a higher death benefit payment than the Standard Death Benefit. There is no charge for the Standard Death Benefit. For more information about the optional death benefits, see the "Death Benefit" section of this prospectus.

The Company may make a profit on the optional death benefit charges. For more information on the optional death benefit charges, see the "Fee Table" in this prospectus.

OTHER TAX CHARGES

We reserve the right to charge for certain taxes (other than premium taxes) that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.


Fees for plan services provided by parties other than the Company or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Such withdrawals will be identified on applicable participant account reports.


PAYOUT PERIOD

The Payout Period begins when you decide to withdraw your money in a steady stream of Payout Payments. You select the date to begin the Payout Period, the payout date. You may apply any portion of your Account Value to one of the types of Payout Options listed below. You may choose to have your Payout Option on either a fixed, a variable, or a combination payout basis. When you choose to have your Payout Option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

Under Fixed Payout, you will receive payments from the Company. These payments are fixed and guaranteed by the Company. The amount of these payments will depend on:

     -    Type and duration of Payout Option chosen;

     -    Your age or your age and the age of your survivor(1);

     -    Your gender or your gender and the gender of your survivor(1,2);

     -    The portion of your Account Value being applied; and

     -    The payout rate being applied and the frequency of the payments.

----------
(1)  This applies only to joint and survivor payouts.

(2)  Not applicable for certain Contracts.

VARIABLE PAYOUT

With a Variable Payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit Value is calculated just like the Purchase Unit Value for each Variable Account Option except that the Payout Unit Value includes a factor for the Assumed Investment Rate. For additional information on how Payout Payments and Payout Unit Values are calculated, see the SAI.

In determining your first Payout Payment, an Assumed Investment Rate of 3% is used. If the net investment experience of the Variable Account Option exceeds the Assumed Investment Rate, your next payment will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your Assumed Investment Rate, your next payment will be less than your first payment.

COMBINATION FIXED AND VARIABLE PAYOUT

With a Combination Fixed and Variable Payout, you may choose:

     - From your existing Variable Account Options (payments will vary); with a

     -    Fixed Payout (payment is fixed and guaranteed).

PAYOUT DATE

The Payout Date is the date elected by you on which your Payout Payments will start and is subject to our approval. The Payout Date must be at least five years after the date that the Contract is issued. You may change the Payout Date subject to our approval. We will notify you of the approaching Payout Date 60 to 90 days prior to such date. Unless you select a Payout Date, we will automatically extend the Payout Date to begin at the later of when you attain age 85 or ten years after we issue the Contract. Generally, for Qualified Contracts, the Payout Date may begin when you attain age 59 1/2 or separate from service, but must begin no later than April 1 following the calendar year you reach age 70 1/2 or the calendar year in which you retire. However, the date may be later for participants in 403(b) plans. Nonqualified annuities do not have a specific age requirement. For additional information on the minimum distribution rules that apply to payments under IRA or 403(b) plans, see the "Federal Tax Matters" section in this prospectus and in the SAI.

PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

     - LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the beneficiary. For example, it would be possible under this option for the Annuitant to receive only one payout payment if he died prior to the date of the second payment, two if he died before the third payment.

     - LIFE WITH PERIOD CERTAIN -- payments are made to you during your lifetime; but if you die before the guaranteed period has expired, your beneficiary will receive payments for the rest of your guaranteed period.

     - JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and your joint annuitant. Upon the death of either you or your joint annuitant, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require payouts during their joint lives and are not concerned with providing for beneficiaries at death of the last survivor. For example, it would be possible under this option for the Joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment. Additionally, it would be possible for the Joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

For more information about Payout Options available under the Contract, see the SAI.

PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be changed. Any one of the Variable Account Options may result in your receiving unequal payments during your life expectancy because of the investment returns of the underlying mutual funds in which the Variable Account Options are invested. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences if you do not meet an exception under federal tax law. See the "Federal Tax Matters" section in this prospectus.

Your Payment Option should be selected at least 15 days before your Payout Date. If such selection is not made and state or federal law does not require the selection of the Joint and Survivor Life Option:

     -    Payments will be made under the Life with Period Certain Option;

     -    The payments will be guaranteed for a 10 year period;

     -    The payments will be based on the allocation used for your Account
          Value;

     - The One Year Fixed Account Option will be used to distribute payments to you on a Fixed Payout basis; and

     - Variable Account Options will be used to distribute payments to you on a Variable Payout basis.

Most Payout Payments are made monthly; however, Payout Payments may also be made as quarterly, semi-annual or annual installments. If you have chosen either a Fixed or Variable Payout Option and if the amount of your payment is less than $200, we reserve the right to reduce the number of payments made each year so each of your payments is at least $200. If you have chosen a combination of Fixed and Variable Payout Options and the amount of your payment is less than $100, we reserve the right to reduce the number of payments made each year so each of your payments is at least $100.

SURRENDER OF ACCOUNT VALUE

WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

     -    allowed under federal and state law; and

     -    allowed under your retirement plan.

For an explanation of charges that may apply if you surrender your Account Value, see the "Fees and Charges" section in this prospectus.

You may be subject to a 10% federal tax penalty for partial or total surrenders made before age 59 1/2, see the "Federal Tax Matters" section in this prospectus.

Delay required under applicable law. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered at any time can be determined as follows:

Allowed Surrender   =(EQUALS)         Your Account Value(1)
      Value                                 -(MINUS)
                                Any Applicable Surrender Charge,
                                any applicable taxes and Account
                                         Maintenance Fee.

(1) Equals the Account Value next computed after your properly completed request for surrender is received at the Annuity Service Center.

There is no guarantee that the Surrender Value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

We will mail to you the Surrender Value within 7 calendar days after we receive your properly completed surrender request at the Annuity Service Center. However, we may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See your current Fund(s)' prospectuses for a discussion of the reasons why the redemption of shares may be suspended or postponed.

If we receive a surrender for a Purchase Payment which has not cleared the banking system, we may delay payment of that portion of your Surrender Value until the check clears.

SURRENDER RESTRICTIONS

Generally, Code section 403(b)(11) permits total or partial distributions from a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age 59 1/2, separation from service, death or disability.

PARTIAL SURRENDER

You may request a partial surrender of your Account Value at any time during the Purchase Period. A partial surrender plus any surrender charge will reduce your Account Value.

To process your partial surrender, you may specify the Account Value that should be deducted from each investment option. If you fail to provide us with this information, we may deduct the partial surrender from each investment option in which your Account Value is held on a pro rata basis.

The minimum partial surrender we will allow is $500 or your entire Account Value, if less.

We reserve the right to defer the payment of a partial surrender from the One Year Fixed Account Option for up to six months. We currently do not permit partial surrenders from the DCA Fixed Account Options.

SYSTEMATIC WITHDRAWAL PROGRAM

The Systematic Withdrawal Program allows you to make withdrawals in a Contract Year of up to 10% of your Account Value without the imposition of a surrender charge. If you withdraw more than 10% of your Account Value, you will be subject to a surrender charge. Account Value, for purposes of the Systematic Withdrawal Program, is determined as of the immediately preceding Contract Anniversary or, if during the first Contract Year, the date we issue you the Contract. See the "Fees and Charges" section in this prospectus.

If within seven years of a Purchase Payment, you withdraw more than 10% of your Account Value, then you will not be allowed to retain the 1% Bonus. This provision is not applicable in the states of New Jersey and Oregon. See the "Purchase Period" section in this prospectus.

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method described in your Contract. Withdrawals using this method are eligible for the 10% free withdrawal privilege each Contract Year. The Systematic Withdrawal Program provides for:

     -    Payments to be made to you;

     -    Payments over a stated period of time;

     -    Payments of a stated yearly dollar amount or percentage.

We may require a minimum withdrawal of $100 per withdrawal under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Option or the Fixed Account Option that you selected. A systematic withdrawal election may be changed or revoked at no charge. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change its terms, at any time.

DISTRIBUTIONS REQUIRED BY FEDERAL LAW

See the "Federal Tax Matters" section in this prospectus and in the SAI for more information about required distributions imposed by federal tax law.

For an explanation of possible adverse tax consequences of a surrender, see the "Federal Tax Matters" section in this prospectus and in the SAI.

DEATH BENEFITS

The Contract will pay a death benefit during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

     -    In a lump sum; or

     - Payment of the entire death benefit within 5 years of the date of death; or

     - In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option.

Payment of any death benefits must be within the time limits set by federal tax law.

PROOF OF DEATH

We accept the following as proof of any person's death:

     -    a certified death certificate;

     - a certified decree of a court of competent jurisdiction as to the finding of death;

     - a written statement by a medical doctor who attended the deceased at the time of death; or

     -    any other proof satisfactory to us.

Once we have paid the death proceeds, the Contract terminates, and our obligations are complete.

SPECIAL INFORMATION FOR NONQUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract are not the same person. If this is the case, and the Contract Owner dies, death benefits must be paid:

     -    commencing within 5 years of the date of death; or

     -    beginning within 1 year of the date of death under:

     -    a life annuity with or without a period certain, or

     - an annuity for a designated period not extending beyond the life expectancy of the Beneficiary.

IMPORTANT INFORMATION FOR BENEFICIARIES WHO ELECT TO DEFER PAYMENT

The Account Value on the date both proof of death and the election method are received by the Company at its Annuity Service Center will be transferred to the One Year Fixed Account and will remain in the One Year Fixed Account until all funds are withdrawn.

JOINT OWNER SPOUSAL ELECTION INFORMATION

The Beneficiary will receive the Death Benefit payout if:

     -    the Contract Owner dies before the Payout Date, or

     -    the Annuitant dies during the Annuity Period.

If the Annuitant dies before the Annuity date, the Owner may designate a new Annuitant or become the Annuitant.

With regard to joint Owners of a nonqualified Contract, the Death Benefit is payable upon the death of either Owner during the Purchase Period. However, in the event of your death where the sole Beneficiary of the nonqualified Contract is your spouse, your spouse may continue the Contract as Owner, in lieu of receiving the Death Benefit.

DURING THE PURCHASE PERIOD

Three types of death benefits are available if death occurs during the Purchase
Period: the Standard Death Benefit, the Enhanced Death Benefit or the Annual Step-Up Death Benefit. The Enhanced Death Benefit or the Annual Step-Up Death Benefit can only be chosen at the time that the Contract is issued. If you do not make a choice of death benefit at the time that the Contract is issued then you will automatically be given the Standard Death Benefit.

You will be required to pay a charge if you choose the Enhanced Death Benefit or the Annual Step-Up Death Benefit. All of the optional death benefits are subject to state availability. There is no charge for the Standard Death Benefit offered by the Contract.

Once selected, the Enhanced Death Benefit or Annual Step-Up Death Benefit may not be cancelled.

STANDARD DEATH BENEFIT

If death occurs before your 85th birthday, then the Death Benefit during the Purchase Period will be the greatest of:

     - Your Account Value on the date both proof of death and election of the payment method are received by the Company at its Annuity Service Center;

     -    100% of Purchase Payments (to Fixed and/or Variable Account Options)
          - (MINUS)

          Amount of all prior withdrawals and charges; OR

     - The greatest Account Value on any prior seventh Contract Anniversary plus any Purchase Payments made after such Contract Anniversary
          - (MINUS)

          Amount of all prior withdrawals and charges.

If death occurs at the age of 85 or older, then the Death Benefit during the Purchase Period will be:

     Your Account Value on the date both proof of death and election of the payment method are received by the Company at its Annuity Service Center.

ENHANCED DEATH BENEFIT

You will be charged a fee for choosing the Enhanced Death Benefit. See the "Fees and Charges" section in this prospectus.

If death occurs before your 85th birthday, then the Death Benefit during the Purchase Period will be the greatest of:

     - Your Account Value on the date both proof of death and election of the payment method are received by the Company at its Annuity Service Center;

     -    100% of Purchase Payments (to Fixed and/or Variable Account Options)
          - (MINUS)

           Amount of all prior withdrawals and charges;

     - The greatest Account Value on any prior seventh Contract Anniversary plus any purchase Payments made after such Contract Anniversary
          - (MINUS)

          Amount of all prior withdrawals and charges made after such Contract Anniversary; OR

     - The total amount of Purchase Payments made up to the date of death accumulated at a 3% interest rate each year - (MINUS)

          Amount of all prior withdrawals and charges accumulated at a 3% interest rate each year, not to exceed 200% of total Purchase Payments made minus all prior withdrawals and any surrender charges.

If death occurs on or after your 85th birthday and before your 90th birthday, then the Death Benefit during the Purchase Period will be the greater of the first three bullet points above. If death occurs at the age of 90 or older, then the Death Benefit during the Purchase Period will be the first bullet point above. However, the charge for the Enhanced Death Benefit will still be deducted.

ANNUAL STEP-UP DEATH BENEFIT

You will be charged a fee for choosing the Annual Step-Up Death Benefit. See the "Fees and Charges" section in this prospectus.

If death occurs before your 85th birthday, then the Death Benefit during the Purchase Period will be the greatest of:

     - Your Account Value on the date of proof of death and election of the payment method are received by the Company at its Annuity Service Center;

     -    100% of Purchase Payments (to Fixed and/or Variable Account Options)
          - (MINUS)

          Amount of all prior withdrawals and charges; OR

     - The greatest Account Value on any prior Contract Anniversary plus any purchase Payments made after such Contract Anniversary. - (MINUS)

          Amount of all prior withdrawals and charges made after such Contract Anniversary.

If death occurs at the age of 85 or older, then the Death Benefit during the Purchase Period will be the first bullet point above. However, the charge for the Annual Step-Up Death Benefit will still be deducted.

DURING THE PAYOUT PERIOD

If the Annuitant dies during the Payout Period, your Beneficiary may receive any continuing payments under the Payout Option that you selected. The Payout Options available in the Contract are described in the "Payout Period" section of this prospectus.

OTHER CONTRACT FEATURES

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

The right to name or change a Beneficiary may be subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations.

If the Contract Owner dies, and there is no Beneficiary, any death benefit will be payable to the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CANCELLATION - THE 10 DAY "FREE LOOK"

You may cancel the Contract by returning it to the Company within 10 days after delivery. A longer period will be allowed if required under state law. A refund will be made to you within 7 days after receipt of the Contract within the required period. The refund amount will be your Purchase Payments, adjusted to reflect (1) investment experience and (2) any Fees and Charges which have been deducted. See the "Purchase Period -- Right to Return" and "Purchase Period -- 1% Bonus" sections in this prospectus.

WE RESERVE CERTAIN RIGHTS

We reserve the right to:

     -    amend the Contract to conform with substitutions of investments;

     -    amend the Contract to comply with tax or other laws;

     - operate A.G. Separate Account A as a management investment company under the 1940 Act, in consideration of an investment management fee or in any other form permitted by law;

     - deregister A.G. Separate Account A under the 1940 Act, if registration is no longer required;

     -    reflect a change in A.G. Separate Account A or any Division;

     -    create new separate accounts;

     - transfer any assets in any Division to another Division, or to one or more separate accounts, or to the One Year Fixed Account;

     - add, combine or remove Divisions in A.G. Separate Account A, or combine A.G. Separate Account A with another separate account;

     -    add additional Fixed Account Options;

     -    make any new Division available to you on a basis we determine;

     - change the way in which certain fees are calculated and deducted, without changing the amount of the fee itself;

     - commence deducting premium taxes or adjust the amount of premium taxes deducted in accordance with state law that applies; or

     -    make any changes required to comply with the rules of any Fund.

When required by law, we will obtain (1) your approval of changes and (2) the approval of any appropriate regulatory authority.

DEFERRING PAYMENTS

We reserve the right to defer payment of any surrender, payout payment, or death proceeds out of the Account Value if:

     - the Exchange is closed other than for customary weekend and holiday closings, or trading on the Exchange is restricted as determined by the SEC;

     - the SEC determines that an emergency exists, as a result of which disposal of securities held in a Division is not reasonably practicable or it is not reasonably practicable to fairly determine the Account Value; or

     -    the SEC by order permits the delay for the protection of Contract
          Owners.

We may also postpone transfers and allocations of Account Value under these circumstances.

VOTING RIGHTS

As discussed in the "About A.G. Separate Account A" section of this prospectus, A.G. Separate Account A holds on your behalf shares of the Funds which comprise the Variable Account Options. From time to time the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters. As a Contract Owner, you may be entitled to give voting instructions to us as to how A.G. Separate Account A should vote its Fund shares on these matters. Those persons entitled to give voting instructions will be determined before the shareholder meeting is held.

WHO MAY GIVE VOTING INSTRUCTIONS

In most cases during the Purchase Period, you will have the right to give voting instructions for the shareholder meetings. Contract Owners will instruct A.G. Separate Account A in accordance with these instructions. You will receive proxy material and a form on which voting instructions may be given before the shareholder meeting is held.

You will not have the right to give voting instructions if the Contract was issued in connection with a nonqualified unfunded deferred compensation plan.

DETERMINATION OF FUND SHARES ATTRIBUTABLE TO YOUR ACCOUNT

During the Purchase Period

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During the Payout Period or After a Death Benefit has been paid

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

HOW FUND SHARES ARE VOTED

A.G. Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Contract Owners invested in that Fund entitled to give instructions at that shareholder meeting. A.G. Separate Account A will vote the shares of the Funds it holds for which it receives no voting instructions in the same proportion as the shares for which voting instructions have been received.

The Company will vote the shares of the Funds it holds based on, and in the same proportion as, the voting instructions received from Contract Owners.

In the future, we may decide how to vote the shares of A.G. Separate Account A in a different manner if permitted at that time under federal securities law.

FEDERAL TAX MATTERS

The Contracts provide tax-deferred accumulation over time, but are subject to federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Remember that future legislation could modify the rules discussed below, and always consult your personal tax advisor regarding how the current rules apply to your specific situation. The information below is not intended as tax advice to any individual.

TYPES OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

- Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

- Section 401(a), 403(a) and 401(k) qualified plans (including self-employed individuals);

-    Section 408(b) traditional IRAs;

-    Section 408A Roth IRAs;

- Section 457 deferred compensation plans of governmental and tax-exempt employers;

-    Section 408(k) SEPs and SARSEPs; and

-    Section 408(p) SIMPLE retirement accounts.

Contributions under one of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts." Certain Contracts may also be available for nondeductible section 408A Roth Individual Retirement Annuity ("Roth IRA") and 403(b) and 401(k) Roth Accounts pursuant to section 402A.

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

For years beginning in 2002 (and in one specific case, retroactive to 2000), the Economic Growth and Tax Relief and Reconciliation Act of 2001 ("EGTRRA") increased the amount of allowable contributions to, and expanded the range of eligible rollover distributions that may be made among, employer-sponsored plans and IRAs, allowed for nondeductible Roth 403(b) and 401(k) accounts and enacted other important changes to the rules governing employer-sponsored plans and IRAs. The laws of some states do not recognize all of the benefits of EGTRRA, for purposes of applying state income tax laws. The EGTRRA provisions, which otherwise would have terminated on December 31, 2010, were made permanent by the Pension Protection Act of 2006 ("PPA").

In addition, the Contracts are also available through "Nonqualified Contracts." Such nonqualified Contracts generally include unfunded, nonqualified deferred compensation plans, as well as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.


Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to taxable, non-natural owners of nonqualified Contracts.


Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the

Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please see your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.


The PPA created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty between September 11, 2001 and December 31, 2007 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.



On March 30, 2010 the Health Care and Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.



It is the opinion of the Company and its tax counsel that a Qualified Contract described in section 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds. As noted previously, in 1999, the IRS confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.


In its ruling in 1981, the IRS had taken the position that, where Purchase Payments under a variable annuity Contract are invested in publicly available Mutual Funds, the Contract Owner should be treated as the owner of the Mutual Fund shares, and deferred tax treatment under the Contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation, section 817(h), which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.


It is also the opinion of the Company and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.


Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers and exchanges of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers and exchanges (both referred to below as "transfers") are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that do not comply with these new rules may have become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a different plan), and the provider and employer failed to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a "failed" transfer that is subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that is part of the employer's 403(b) plan or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers were made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

As a general matter, all Contracts that have received plan contributions after 2004 are required to be included in the plan and in the plan's administrative coordination, even if the Contract is no longer permitted to receive new contributions and/or transfers. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. The foregoing discussion is intended as a general discussion of the new requirements only, and you may wish to discuss the new regulations and/or the general information above with your tax advisor.

EFFECT OF TAX-DEFERRED ACCUMULATIONS

The chart below compares the results from contributions made to:

     - A Contract issued to a tax-favored retirement program purchased with pre-tax contributions (Purchase Payments);

     - A nonqualified Contract purchased with after-tax contributions (Purchase Payments); and

     -    Taxable accounts such as savings accounts.

                              (PERFORMANCE GRAPH)

                             (PLOT POINTS TO COME)

This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax-deferred plan (shown above as "Taxable Account"); (2) contributing $100 to a nonqualified, tax-deferred annuity (shown above as "Nonqualified Contract Tax-Deferred Annuity"); and (3) contributing $100 per month ($133.33 since contributions are made before tax) to an annuity purchased under a tax-deferred retirement program (shown above as "Tax-Deferred Annuity"). The chart assumes a 25% tax rate and an 4% annual rate of return. Variable options incur separate account charges and may also incur account maintenance charges and surrender charges, depending on the contract. The chart does not reflect the deduction of any such charges, and, if reflected, would reduce the amounts shown. Federal withdrawal restrictions and a 10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return for any specific investment.

Unlike taxable accounts, contributions made to tax-favored retirement programs and nonqualified Contracts generally provide tax-deferred treatment on earnings. In addition, pre-tax contributions made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program may increase the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.

To further illustrate the advantages of tax-deferred savings using a 25% federal tax bracket, an annual return (before the deduction of any fees or charges) of 4% under a tax-favored retirement program in which tax savings were reinvested has an equivalent after-tax annual return of 3% under a taxable program. The 4% return on the tax-deferred program will be reduced by the impact of income taxes upon withdrawal. The return will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees or charges) after-tax amounts that would be received.

By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment, regardless of which type of qualifying investment arrangement that is selected. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a taxable account:

                              PAYCHECK COMPARISON

                                        Tax-Favored
                                         Retirement   Taxable
                                          Program     Account
                                        -----------   -------
Annual amount available for savings
   before federal taxes                    $2,400     $2,400
Current federal income tax due on
   Purchase Payments                            0     $ (600)
Net retirement plan Purchase Payments      $2,400     $1,800

This chart assumes a 25% federal income tax rate. The $600 that is paid toward current federal income taxes reduces the actual amount saved in the taxable account to $1,800 while the full $2,400 is contributed to the tax-qualified program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,400, the contribution to a tax-qualified retirement program results in a current out-of-pocket expense of $1,800 while the contribution to a taxable account requires the full $2,400 out-of-pocket expense. The tax-qualified retirement program represented in this chart is a plan type, such as one under section 403(b) of the Code, which allows participants to exclude contributions (within limits) from gross income. This chart is an example only and does not reflect the return of any specific investment.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion and at this time, these matters are not material in relation to the financial position of the Company.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page
                                                                            ----
General Information......................................................     2
Types of Variable Annuity Contracts......................................     2
Variable Annuity Contract General Provisions.............................     3
Federal Tax Matters......................................................     3
   Economic Growth and Tax Relief Reconciliation Act of 2001.............     4
   Tax Consequences of Purchase Payments.................................     4
   Tax Consequences of Distributions.....................................     6
   Special Tax Consequences - Early Distribution.........................     8
   Special Tax Consequences - Required Distributions.....................     9
   Tax-Free Rollovers, Transfers and Exchanges...........................    10
Calculation of Surrender Charge..........................................    11
   Illustration of Surrender Charge on Total Surrender...................    12
   Illustration of Surrender Charge on a 10% Partial Surrender
      Followed by a Full Surrender.......................................    12
Calculation of MVA Option................................................    13
Purchase Unit Value......................................................    13
   Illustration of Calculation of Purchase Unit Value....................    14
   Illustration of Purchase of Purchase Units............................    14
Payout Payments..........................................................    14
   Assumed Investment Rate...............................................    14
   Amount of Payout Payments.............................................    14
   Payout Unit Value.....................................................    15
   Illustration of Calculation of Payout Unit Value......................    15
   Illustration of Payout Payments.......................................    16
Distribution of Variable Annuity Contracts...............................    16
Experts..................................................................    16
Comments on Financial Statements.........................................    16

                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                             A.G. SEPARATE ACCOUNT A
                    UNITS OF INTEREST UNDER FLEXIBLE PREMIUM
            INDIVIDUAL FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
                       ELITEPLUS(R) BONUS VARIABLE ANNUITY

                                   ----------

                       STATEMENT OF ADDITIONAL INFORMATION

                                   ----------


                                 FORM N-4 PART B
                                   MAY 1, 2010



This Statement of Additional Information is not a prospectus but contains information in addition to that set forth in the prospectus for the Individual Flexible Premium Fixed and Variable Deferred Annuity Contracts dated May 1, 2010 ("Contracts") and should be read in conjunction with the prospectus. The terms used in this Statement of Additional Information have the same meaning as those set forth in the prospectus. A prospectus may be obtained by calling or writing Western National Life Insurance Company ("Company"), at 205 E. 10th Avenue, Amarillo, Texas 79101; 1-800-424-4990. Prospectuses are also available from registered sales representatives.


                                TABLE OF CONTENTS

General Information                                                            2
Types of Variable Annuity Contracts                                            2
Variable Annuity Contract General Provisions                                   3
Federal Tax Matters                                                            3
   Economic Growth and Tax Relief Reconciliation Act of 2001                   4
   Tax Consequences of Purchase Payments                                       4
   Tax Consequences of Distributions                                           6
   Special Tax Consequences - Early Distribution                               8
   Special Tax Consequences - Required Distributions                           9
   Tax Free Rollovers, Transfers and Exchanges                                10
Calculation of Surrender Charge                                               11
   Illustration of Surrender Charge on Total Surrender                        12
   Illustration of Surrender Charge on a 10% Partial Surrender
      Followed by a Full Surrender                                            12
Calculation of MVA Option                                                     13
Purchase Unit Value                                                           13
   Illustration of Calculation of Purchase Unit Value                         14
   Illustration of Purchase of Purchase Units                                 14
Payout Payments                                                               14
   Assumed Investment Rate                                                    14
   Amount of Payout Payments                                                  14
   Payout Unit Value                                                          15
   Illustration of Calculation of Payout Unit Value                           15
   Illustration of Payout Payments                                            16
Distribution of Variable Annuity Contracts                                    16
Experts                                                                       16
Comments on Financial Statements                                              16

                               GENERAL INFORMATION

                                   THE COMPANY

     Western National Life Insurance Company develops, markets, and issues annuity products through niche distribution channels. We market single-premium deferred annuities to the savings and retirement markets, flexible-premium deferred annuities to the tax-qualified retirement market, and single-premium immediate annuities to the structured settlement and retirement markets. The Company distributes its annuity products primarily through financial institutions, general agents and specialty brokers. On March 30, 2009, the Company changed its name from AIG Annuity Insurance Company to Western National Life Insurance Company ("the Company").

                       TYPES OF VARIABLE ANNUITY CONTRACTS

     The Contracts are no longer offered for sale. Previously, the Company offered flexible payment deferred annuity Contracts.

     Under flexible payment Contracts, Purchase Payments generally are made until retirement age is reached. However, no Purchase Payments are required to be made after the first payment. Purchase Payments are subject to any minimum payment requirements under the Contract. Purchase Payments are invested and accumulate on a fixed or variable basis until the date the Contract Owner selects to commence annuity payments.

     The majority of these Contracts were sold to individuals through financial institutions in the nonqualified market. A smaller number of these Contracts were sold in the qualified market through 403(b) plans and certain IRA situations.

     The Contracts are non-participating and will not share in any of the profits of the Company.

                  VARIABLE ANNUITY CONTRACT GENERAL PROVISIONS

     THE CONTRACT: The entire Contract consists of the Contract, the Application, if any, and any riders or endorsements attached to the Contract. The Contract may be changed or altered only by an authorized officer of the Company. A change or alteration must be made in writing.

     MISSTATEMENT OF AGE OR SEX: If the age or sex of any Annuitant has been misstated, any Annuity benefits payable will be the Annuity benefits provided by the correct age or sex. After Annuity Payments have begun, any underpayments will be made up in one sum with the next Annuity Payment. Any overpayments will be deducted from future Annuity Payments until the total is repaid.

     MODIFICATION: The Contract may be modified in order to maintain compliance with applicable state and federal law. When required, the Company will obtain the Contract Owner's approval of changes and gain approval from appropriate regulatory authorities.

     NON-PARTICIPATING: The Contract will not share in any distribution of dividends.

     EVIDENCE OF SURVIVAL: The Company may require satisfactory evidence of continued survival of any person(s) on whose life Annuity Payments are based.

     PROOF OF AGE: The Company may require evidence of age of any Annuitant or Contract Owner.

     PROTECTION OF PROCEEDS: To the extent permitted by law, death benefits and annuity payments shall be free from legal process and the claim of any creditor if the person is entitled to them under the Contract. No payment and no amount under the Contract can be taken or assigned in advance of its payment date unless the Company receives the Contract Owner's written consent.

     REPORTS: At least once each calendar year, the Company will furnish the Contract Owner with a report showing the Contract Value as of a date not more than four months prior to the date of mailing, and will provide any other information as may be required by law. Reports will be sent to the last known address of the Contract Owner.

     TAXES: Any taxes paid to any governmental entity relating to the Contract will be deducted from the Purchase Payment or Contract Value when incurred. The Company will, in its sole discretion, determine when taxes have resulted from: the investment experience of the Separate Account; receipt by the Company of the Purchase Payments; or commencement of annuity payments. The Company may, in its sole discretion, pay taxes when due and deduct that amount from the Contract Value at a later date. Payment at an earlier date does not waive any right the Company may have to deduct amounts at a later date. While the Company is not currently maintaining a provision for federal income taxes with respect to the Separate Account, the Company has reserved the right to establish a provision for income taxes if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account. The Company will deduct for any income taxes incurred by it as a result of the operation of the Separate Account whether or not there was a provision for taxes and whether or not it was sufficient. The Company will deduct any withholding taxes required by applicable law.

     REGULATORY REQUIREMENTS: All values payable under the Contract, including any paid-up annuity, cash withdrawal or death benefits that may be available, will not be less than the minimum benefits required by the laws and regulations of the state in which the Contract is delivered.

                               FEDERAL TAX MATTERS

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax advisor about your own circumstances.

     This section summarizes the major tax consequences of contributions, payments, and withdrawals under the Contracts, during life and at death.


     It is the opinion of the Company and its tax counsel that a Qualified Contract described in section 401(f), 403(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended ("Code" or "IRC") does not lose its deferred tax treatment if Purchase Payments under the contract are invested in publicly available mutual funds. In 1999, the Internal Revenue Service ("IRS") confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.


     In its ruling in 1981, the IRS had taken the position that, where purchase payments under a variable annuity contract are invested in publicly available mutual funds, the contract owner should be treated as the owner of the mutual fund shares, and deferred tax treatment under the contract should not be available. In the opinion of the Company and its tax counsel, the 1981 ruling was superseded by subsequent legislation (Code section 817(h)) which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.

     It is also the opinion of the Company and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.


     For nonqualified Contracts, not all Variable Account Options are available within your contract. Variable Account Options that are invested in Mutual Funds available to the general public outside of annuity contracts or life insurance contracts generally are not offered under nonqualified Contracts. Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons will be taxed currently to the owner, and such contracts will not be treated as annuities for federal income tax purposes (except for trusts as agents for an individual).


ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001

     For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") increases the amount of allowable contributions to and expands the range of eligible tax-free rollover distributions that may be made among Qualified Contracts. The changes made to the IRC by EGTRRA were scheduled to expire on December 31, 2010. However, these changes were made permanent by the Pension Protection Act of 2006 ("PPA"). Furthermore, the laws of some states do not recognize all of the benefits of EGTRRA for purposes of applying state income tax laws.

TAX CONSEQUENCES OF PURCHASE PAYMENTS


     403(b) Annuities. Purchase Payments made by section 501(c)(3) tax-exempt organizations and public educational institutions toward Contracts for their employees are excludable from the gross income of employees, to the extent aggregate Purchase Payments do not exceed several competing tax law limitations on contributions. This gross income exclusion applies both to employer contributions and to your voluntary and nonelective salary reduction contributions. The exclusion, however, does not apply to Roth 403(b) contributions, which are made on an after-tax basis, however the contribution limits apply to such contributions. Roth 403(b) contributions will be referred to as elective deferrals, along with voluntary salary reduction contributions.



     For 2010, your elective deferrals are generally limited to $16,500, although additional "catch-up" contributions are permitted under certain circumstances. Combined employer contributions, nonelective employee contributions and elective deferrals are generally limited to $49,000, or up to 100% of "includible compensation" as defined in the Code for 403(b) plans. In addition, after 1988, employer contributions for highly compensated employees may be further limited by applicable nondiscrimination rules.


     401(a)/(k) and 403(a) Qualified Plans. Purchase Payments made by an employer (or a self-employed individual) under a qualified pension, profit-sharing or annuity plan are excluded from the gross income of the employee. Purchase Payments made by an employee may be made on a pre-tax or an after-tax basis, depending on several factors, including whether the employer is eligible to establish a 401(k) or 414(h) contribution option, and whether the employer, if is eligible to establish a 401(k) option, has established a Roth 401(k) option under the Plan.


     408(b) Individual Retirement Annuities ("408(b) IRAs" or "Traditional IRAs"). For 2010, annual tax-deductible contributions for 408(b) IRA Contracts are limited to the lesser of $5,000 or 100% of compensation ($6,000 if you are age 50 or older), and generally fully deductible in 2010 only by individuals who:


     (i) are not active Participants in another retirement plan, and are not married;


     (ii) are not active Participants in another retirement plan, are married, and either (a) the spouse is not an active Participant in another retirement plan, or (b) the spouse is an active Participant, but the couple's adjusted gross income is less than $167,000;



     (iii)are active Participants in another retirement plan, are unmarried, and have adjusted gross income of less than $56,000; or


     (iv) are active Participants in another retirement plan, are married, and have adjusted gross income of less than $89,000 .

     Active Participants in other retirement plans whose adjusted gross income exceeds the limits in (ii), (iii) or (iv) by less than $10,000 are entitled to make deductible 408(b) IRA contributions in proportionately reduced amounts. If a 408(b) IRA is established for a non-working spouse who has no compensation, the annual tax-deductible Purchase Payments for both spouses' Contracts cannot exceed the lesser of $10,000 or 100% of the working spouse's earned income, and no more than $5,000 may be contributed to either spouse's IRA for any year. The $10,000 limit increases to $12,000 if both spouses are age 50 or older ($1,000 for each spouse age 50 or older).

     You may be eligible to make nondeductible IRA contributions of an amount equal to the excess of:

     (i) the lesser of $5,000 ($6,000 if you are age 50 or older; $10,000 for you and your spouse's IRAs, or $12,000 if you are both age 50 or older) or 100% of compensation, over

     (ii) your applicable IRA deduction limit.

     You may also make contributions of eligible rollover amounts from other tax-qualified plans and contracts. See Tax-Free Rollovers, Transfers and Exchanges.

     408A Roth Individual Retirement Annuities ("408A Roth IRAs" or "Roth IRAs"). For 2008, annual nondeductible contributions for 408A Roth IRA Contracts are limited to the lesser of $5,000 or 100% of compensation ($6,000 if you are age 50 or older), and a full contribution may be made only by individuals who:

     (i)  are unmarried and have adjusted gross income of less than $105,000; or

     (ii) are married and filing jointly, and have adjusted gross income of less than $166,000


     The available nondeductible 408A Roth IRA contribution is reduced proportionately to zero where modified AGI is between $167,000 and $177,000 for those who are married filing joint returns. No contribution may be made for those with modified AGI over $177,000. Similarly, the contribution is reduced for those who are single with modified AGI between $105,000 and $120,000, with no contribution for singles with modified AGI over $120,000. Similarly, individuals who are married and filing separate returns and whose modified AGI is over $10,000 may not make a contribution to a Roth IRA; a portion may be contributed for modified AGI between $0 and $10,000.


     All contributions to 408(b) traditional IRAs and 408A Roth IRAs must be aggregated for purposes of the annual contribution limit.

     457 Plans. A unit of a state or local government may establish a deferred compensation program for individuals who perform services for the government unit if permitted by applicable state (and/or local) laws. In addition, a non-governmental tax-exempt employer may establish a deferred compensation program for individuals who: (i) perform services for the employer, and (ii) belong to either a select group of management or highly compensated employees and are independent contractors.


     This type of program allows eligible individuals to defer the receipt of compensation (and taxes thereon) otherwise presently payable to them. For 2010, if the program is an eligible deferred compensation plan (an "EDCP"), you and your employer may contribute (and defer tax on) the lesser of $16,500 or 100% of your "includible" compensation (compensation from the employer currently includible in taxable income). Additionally, catch-up deferrals are permitted in the final three years before the year you reach normal retirement age and for governmental plans only, age-based catch-up deferrals up to $5,500 are also permitted for individuals age 50 or older. Generally, however, a participant can not utilize both the catch-up in the three years before normal retirement age, and the age 50 catch-up, in the same year.


     The employer uses deferred amounts to purchase the Contracts offered by this prospectus. For plans maintained by a unit of a state or local government, the Contract is generally held for the exclusive benefit of plan Participants, (although certain Contracts remained subject to the claims of the employer's general creditors until 1999). For plans of non-governmental tax-exempt employers, the employee has no present rights to any vested interest in the Contract and is entitled to payment only in accordance with the EDCP provisions.


     Simplified Employee Pension Plan ("SEP"). Employer contributions under a SEP are made to a separate individual retirement account or annuity established for each participating employee, and generally must be made at a rate representing a uniform percent of participating employees' compensation. Employer contributions are excludable from employees' taxable income. For 2010, the employer may contribute up to 25% of your compensation or $49,000, whichever is less. You may be able to make higher contributions if you are age 50 or older, subject to certain conditions.


     Through 1996, employees of certain small employers (other than tax-exempt organizations) were permitted to establish plans allowing employees to contribute pretax, on a salary reduction basis, to the SEP. In 1998 and 1999, these salary reductions were not permitted to exceed $10,000 per year. The limit for 2000 and 2001 was $10,500, $11,000 in 2002, and $12,000 for 2003. This limit increases $1,000 each year until it reaches $15,000 in 2006 and is then indexed and may be increased in future years in $500 increments. In 2010, the limit is $16,500. Such plans if established by December 31, 1996, may still allow employees to make these contributions. Additionally, you may be able to make higher contributions if you are age 50 or older, subject to certain conditions.



     SIMPLE IRA. Employer and employee contributions under a SIMPLE IRA Plan are made to a separate individual retirement account or annuity for each employee. For 2010, employee salary reduction contributions cannot exceed $11,500. You may be able to make higher contributions if you are age 50 or older, subject to certain conditions. Employer contributions must be in the form of matching contribution or a nonelective contribution of a percentage of compensation as specified in the Code. Only employers with 100 or fewer employees can maintain a SIMPLE IRA plan, which must also be the only plan the employer maintains.



     Nonqualified Contracts. Purchase Payments made under nonqualified Contracts, whether under an employer-sponsored plan or arrangement or independent of any such plan or arrangement, are neither excludible from the gross income of the Contract Owner nor deductible for tax purposes. However, any increase in the Purchase Unit value of a nonqualified Contract resulting from the investment performance of A.G. Separate Account A is not taxable to the Contract Owner until received by him. Contract Owners that are not natural persons (except for trusts or other entities as agent for an individual) however, are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made after February 28, 1986 to such Contracts.


     Unfunded Deferred Compensation Plans. Private for-profit employers may establish unfunded nonqualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. Certain arrangements of nonprofit employers entered into prior to August 16, 1986, and not subsequently modified, are also subject to the rules discussed below.

     An unfunded deferred compensation plan is a bare contractual promise on the part of the employer to defer current wages to some future time. The Contract is owned by the employer and remains subject to the claims of the employer's general creditors. Private for-profit employers that are not natural persons are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made on or after February 28, 1986 to such Contracts. Participants have no present right or vested interest in the Contract and are only entitled to payment in accordance with plan provisions.

TAX CONSEQUENCES OF DISTRIBUTIONS

     403(b) Annuities. Elective deferrals (including salary reduction amounts and Roth 403(b) contributions) accumulated after December 31, 1988, and earnings on such contributions, may not be distributed before one of the following:

(1)  attainment of age 59 1/2;

(2)  severance from employment;

(3)  death;

(4)  disability, or

(5) hardship (hardship distributions are limited to salary reduction contributions only, exclusive of earnings thereon).

     Similar restrictions will apply to all amounts transferred from a Code section 403(b)(7) custodial account other than certain rollover contributions, except that pre-1989 earnings included in such amounts generally will not be eligible for a hardship distribution.

     As a general rule, distributions are taxed as ordinary income to the recipient in accordance with Code section 72. However, three important exceptions to this general rule are:

(1)  distributions of Roth 403(b) contributions;

(2)  qualified distributions of earnings on Roth 403(b) contributions and,

(3)  other after-tax amounts in the Contract.

Distributions of Roth 403(b) contributions are tax-free. Distributions of earnings on Roth 403(b) contributions are "qualified", if made upon attainment of age 59 1/2, upon death or disability, are tax-free as long as five or more years have passed since the first contribution to the Roth account or any Roth account under the employer's Plan. Distribution of earnings that are non-qualified are taxed in the same manner as pre-tax contributions and earnings under the Plan. Distributions of other after-tax amounts in the Contract are tax-free.


     401(a)/(k) and 401(f)/403(a) Qualified Plans. Distributions from Contracts purchased under qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions (investment in the Contract). If you or your Beneficiary receive a "lump sum distribution" (legally defined term), the taxable portion may be eligible for special 10-year income averaging treatment. Ten-year income averaging uses tax rates in effect for 1986, allows 20% capital gains treatment for the taxable portion of a lump sum distribution attributable to years of service before 1974, and is available if you were 50 or older on January 1, 1986. The distribution restrictions for 401(k) elective deferrals in Qualified Plans are generally the same as described for elective deferrals to 403(b) annuities. The tax consequences of distributions from Qualified Plans are generally the same as described above for 403(b) annuities.



     408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Distributions are generally taxed as ordinary income to the recipient. Rollovers from a Traditional IRA to a Roth IRA, and conversions of a Traditional IRA to a Roth IRA, where permitted, are generally taxable in the year of the rollover or conversion. The taxable value of such a conversion may take into account the value of certain benefits under the Contract. Prior to 2010, individuals with adjusted gross income over $100,000 were generally ineligible for such conversions, regardless of marital status, as are married individuals who file separately. Beginning in 2010, such conversions are available without regard to income.


     408A Roth IRAs. "Qualified" distributions upon attainment of age 59 1/2, upon death or disability or for first-time homebuyer expenses are tax-free as long as five or more years have passed since the first contribution to the taxpayer's first 408A Roth IRA. Qualified distributions may be subject to state income tax in some states. Nonqualified distributions are generally taxable to the extent that the distribution exceeds Purchase Payments.

     457 Plans. Amounts received from an EDCP are includible in gross income for the taxable year in which they are paid or, if a non-governmental tax-exempt employer, otherwise made available to the recipient.

     Unfunded Deferred Compensation Plans. Amounts received are includible in gross income for the taxable year in which the amounts are paid or otherwise made available to the recipient.


     Nonqualified Contracts. Partial redemptions from a nonqualified Contract purchased after August 13, 1982 (or allocated to post-August 13, 1982 Purchase Payments under a pre-existing Contract), generally are taxed as ordinary income to the extent of the accumulated income or gain under the Contract if they are not received as an annuity. Partial redemptions from a nonqualified Contract purchased before August 14, 1982 are taxed only after the Contract Owner has received all of his pre-August 14, 1982 investment in the Contract. The amount received in a complete redemption of a nonqualified Contract (regardless of the date of purchase) will be taxed as ordinary income to the extent that it exceeds the Contract Owner's investment in the Contract. Two or more Contracts purchased from the Company (or an affiliated company) by a Contract Owner within the same calendar year, after October 21, 1988, are treated as a single Contract for purposes of measuring the income on a partial redemption or complete surrender.


     When payments are received as an annuity, the Contract Owner's investment in the Contract is treated as received ratably and excluded ratably from gross income as a tax-free return of capital, over the expected payment period of the annuity. Individuals who begin receiving annuity payments on or after January 1, 1987 can exclude from income only their unrecovered investment in the Contract. Upon death prior to recovering tax-free their entire investment in the Contract, individuals generally are entitled to deduct the unrecovered amount on their final tax return.

     The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty between September 11, 2001 and December 31, 2007 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers which are federal tax-free. The Heroes Earnings Assistance and Relief Tax Act of 2008 expanded the reservist provision to include all individuals called up to active duty since September 11, 2001.

SPECIAL TAX CONSEQUENCES -- EARLY DISTRIBUTION

     403(b) Annuities, 401(a)/(k) and 403(a) Qualified Plans, 408(b) Traditional IRAs, SEPs and SIMPLE IRAs. The taxable portion of distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Distributions on account of the following generally are excepted from this penalty tax:

     (1)  death;

     (2)  disability;

     (3) separation from service after a Participant reaches age 55 (only applies to 403(b), 401(a)/(k), 403(a));

     (4) separation from service at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and Beneficiary) for a period that lasts the later of five years or until the Participant attains age 59 1/2, and

     (4) distributions that do not exceed the employee's tax-deductible medical expenses for the taxable year of receipt.

     Separation from service is not required for distributions from a Traditional IRA, SEP or SIMPLE IRA under (4) above. Certain distributions from a SIMPLE IRA within two years after first participating in the Plan may be subject to a 25% penalty, rather than a 10% penalty.

     Currently, distributions from 408(b) IRAs on account of the following additional reasons are also excepted from this penalty tax:

     (1) distributions up to $10,000 (in the aggregate) to cover costs of acquiring, constructing or reconstructing the residence of a first-time homebuyer;

     (2) distributions to cover certain costs of higher education: tuition, fees, books, supplies and equipment for the IRA owner, a spouse, child or grandchild; and

     (3) distributions to cover certain medical care or long-term care insurance premiums, for individuals who have received federal or state unemployment compensation for 12 consecutive months.

     408A Roth IRAs. Distributions, other than "qualified" distributions where the five-year holding rule is met, are generally subject to the same 10% penalty tax on amounts included in income as other IRAs. Distributions of rollover or conversion contributions may be subject to an additional 10% penalty tax if the distribution of those contributions is made within five years of the rollover/conversion.

     457 Plans. Distributions generally may be made under an EDCP prior to separation from service only upon attainment of age 70 1/2, for unforeseeable emergencies or for amounts under $5,000 for inactive Participants, and are includible in the recipient's gross income in the year paid.

     Nonqualified Contracts. A 10% penalty tax applies to the taxable portion of a distribution received before age 59 1/2 under a nonqualified Contract, unless the distribution is:

     (1)  to a Beneficiary on or after the Contract Owner's death;

     (2)  upon the Contract Owner's disability;

     (3) part of a series of substantially equal annuity payments for the life or life expectancy of the Contract Owner, or the lives or joint life expectancy of the Contract Owner and Beneficiary for a period lasting the later of 5 years or until the Contract Owner attains age 59 1/2;

     (4)  made under an immediate annuity contract, or

     (5)  allocable to Purchase Payments made before August 14, 1982.

SPECIAL TAX CONSEQUENCES -- REQUIRED DISTRIBUTIONS


403(b) Annuities. Generally, minimum required distributions are required from both pre-tax and Roth amounts accumulated under the Contract and must commence no later than April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires. Required distributions must be made over a period no longer than the period determined under The IRS' Uniform Life Expectancy Table reflecting the joint life expectancy of the Participant and a Beneficiary 10 years younger than the Participant, or if the Participant's spouse is the sole Beneficiary and is more than 10 years younger than the Participant, their joint life expectancy. A penalty tax of 50% is imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year. However, The Worker, Retiree, and Employer Recovery Act of 2008, suspended the 2009 minimum distribution requirement from most eligible retirement plans. We are not aware of any subsequent suspension for 2010 or later years.


     Amounts accumulated under a Contract on December 31, 1986 may be paid in a manner that meets the above rule or, alternatively:

     (i) must begin to be paid when the Participant attains age 75 or retires, whichever is later; and

     (ii) the present value of payments expected to be made over the life of the Participant, (under the option chosen) must exceed 50% of the present value of all payments expected to be made (the "50% rule").

     The 50% rule will not apply if a Participant's spouse is the joint Annuitant. Notwithstanding these pre-January 1, 1987 rules, the entire contract balance must meet the minimum distribution incidental benefit requirement of section 403(b) (10).

     At the Participant's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin by December 31st of the year following the year of death and be paid over the single life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must be made over a period no longer than the designated Beneficiary's life expectancy. Exceptions to this rule may apply in the case of a beneficiary who is also the participant's spouse.

     A Participant generally may aggregate his or her 403(b) Contracts and accounts for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the plan, Contract, or account otherwise provides. If you purchase the Contract with, or subsequently add, the IncomeLock or other enhanced benefit option, the calculation of the required minimum distribution will include the value of the IncomeLock living benefit or other enhanced benefit and may increase the amount of the required minimum distribution.

     401(a)(k) and 401(f)/403(a) Qualified Plans. Minimum distribution requirements for qualified plans are generally the same as described for 403(b) Annuities, except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement.


     408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Minimum distribution requirements are generally the same as described above for 403(b) Annuities, except that:

     (1)  there is no exception for pre-1987 amounts; and

     (2) there is no available postponement past April 1 of the calendar year following the calendar year in which age 70 1/2 is attained.

     A Participant generally may aggregate his or her IRAs for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.

     408A Roth IRAs. Minimum distribution requirements generally applicable to 403(b) Annuities, 401(a)/(k) and 403(a) qualified plans, 408(b) IRAs, SEPs and 457 Plans do not apply to 408A Roth IRAs during the Contract Owner's lifetime, but generally do apply at the Contract Owner's death.

     A Beneficiary generally may aggregate his or her Roth IRAs inherited from the same decedent for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.


     457 Plans. Beginning January 1, 1989, the minimum distribution requirements for EDCPs are generally the same as described above for 403(b) Annuities except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement. Distributions must satisfy the irrevocable election requirements applicable to non-governmental tax-exempt employer EDCPs. Although the Worker, Retiree, and Employer Recovery Act of 2008, eliminated the 2009 minimum distribution requirement from most eligible retirement plans, the suspension does not apply to 457(b) plans of tax-exempt employers and employees in those plans were required to take required minimum distribution for the 2009 tax year, and we are not aware of any subsequent suspension for 2010 or later years.


     Nonqualified Contracts. Nonqualified Contracts do not require commencement of distributions at any particular time during the Contract Owner's lifetime, and generally do not limit the duration of annuity payments.

     At the Contract Owner's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as in effect at the time of death. Similar distribution requirements will also apply if the Contract Owner is not a natural person, if the Annuitant dies or is changed. An exception to this rule may apply in the case of a beneficiary who is also the participant's spouse.

TAX-FREE ROLLOVERS, TRANSFERS AND EXCHANGES (PLEASE SEE THE EGTRRA INFORMATION ABOVE)


403(b) Annuities. Tax-free transfers between 403(b) annuity Contracts and/or 403(b)(7) custodial accounts and, with the exception of distributions to and from Roth 403(b) accounts, tax-free rollovers to or from 403(b) programs to 408(b) IRAs, other 403(b) programs, 401(a)/403(a) qualified plans and governmental EDCPs are permitted under certain circumstances. Funds in a 403(b) annuity contract may be rolled directly over to a Roth IRA. Distributions from Roth 403(b) accounts may be rolled over or transferred to another Roth 403(b) account or rolled over to a Roth IRA or a Roth 401(k). Roth 403(b) accounts may only receive rollover contributions from other Roth accounts.



401(a)/(k) and 403(a) Qualified Plans. The taxable portion of certain distributions, except for distributions from Roth accounts, may be rolled over tax-free to or from a 408(b) individual retirement account or annuity, another such plan, a 403(b) program, or a governmental EDCP. Funds in a qualified contract may be rolled directly over to a Roth IRA. The rollover/ transfer rules for Qualified plans are generally the same as described for 403(b) Annuities.

     408(b) Traditional IRAs and SEPs. Funds may be rolled over tax-free to or from a 408(b) IRA Contract, from a 403(b) program, a 401(a) or 403(a)/(k) qualified plan, or a governmental EDCP under certain conditions. In addition, tax-free rollovers may be made from one 408(b) IRA (other than a Roth IRA) to another provided that no more than one such rollover is made during any 12-month period.

     408A Roth IRAs. Funds may be transferred tax-free from one 408A Roth IRA to another. Funds in a 408(b) IRA or eligible retirement plan (401(a)/(k), 403(b) or governmental 457(b)) may be rolled in a taxable transaction to a 408A Roth IRA by individuals who:

     (i) have adjusted gross income of $100,000 or less, whether single or married filing jointly;

     (ii) are not married filing separately.


     Beginning in 2010, this income limit on rollovers to Roth IRAs will be lifted. Special, complicated rules governing holding periods, avoidance of the 10% penalty tax and ratable recognition of 1998 income also apply to rollovers from 408(b) IRAs to 408A Roth IRAs, and may be subject to further modification by Congress. Rollovers from pre-tax retirement plans into Roth IRA made in 2010 are also subject to ratable recognition of income in 2011 and 2012 in the absence of a contrary election by the taxpayer. You should consult your tax advisor regarding the application of these rules.


     408(p) SIMPLE IRAs. Funds may generally be rolled over tax-free from a SIMPLE IRA to a 408(b) IRA. However, during the two-year period beginning on the date you first participate in any SIMPLE IRA plan of your employer, SIMPLE IRA funds may only be rolled to another SIMPLE IRA.

     457 Plans. Tax-free transfer of EDCP amounts are permitted only to another EDCP of a like employer. Tax-free rollovers to or from a governmental EDCP to other governmental EDCPs, 403(b) programs, 401(a)/401(k)/403(a) Qualified Plans, 408(b) IRAs are permitted under certain circumstances.

     Nonqualified Contracts. Certain of the nonqualified single payment deferred annuity Contracts permit the Contract Owner to exchange the Contract for a new deferred annuity contract prior to the commencement of annuity payments. A full or partial exchange of one annuity Contract for another is a tax-free transaction under section 1035, provided that the requirements of that section are satisfied. However, the exchange is reportable to the IRS.

                         CALCULATION OF SURRENDER CHARGE

     The surrender charge is discussed in the prospectus under "Fees and Charges -- Surrender Charge." Examples of calculation of the Surrender Charge upon total and partial surrender are set forth below:

ILLUSTRATION OF SURRENDER CHARGE ON TOTAL SURRENDER

                 TRANSACTION HISTORY
-----------------------------------------------------
DATE                 TRANSACTION               AMOUNT
----     ----------------------------------   -------
2/1/96   Purchase Payment                     $10,000
2/1/97   Purchase Payment                       5,000
2/1/98   Purchase Payment                      15,000
2/1/99   Purchase Payment                       2,000
2/1/00   Purchase Payment                       3,000
2/1/01   Purchase Payment                       4,000
2/1/01   Purchase Payment                       1,000
                                              -------
7/1/01   Total Purchase Payments               40,000

                 TRANSACTION HISTORY
-----------------------------------------------------
DATE                 TRANSACTION               AMOUNT
----     ----------------------------------   -------
         (Assumes Account Value is $50,000)

     Assume the Account Value at the time of full withdrawal is $50,000 (7/1/01), and the Account Value on the previous anniversary (2/1/98) was $45,000. 10% of $45,000 ($4,500) is not subject to Surrender Charge. Assume that the 1% Bonus has not been credited to any Purchase Payments.

     The total Surrender Charge is:

     (10,000 -- 4,500) * 1% + 5,000 * 2% + 15,000 * 3% + 2,000 * 4% + 3,000 * 5%
     + 4,000 * 5% + 1,000 * 5% = $1,085*

ILLUSTRATION OF SURRENDER CHARGE ON A 10% PARTIAL SURRENDER FOLLOWED BY A FULL SURRENDER

   TRANSACTION HISTORY (ASSUMES NO INTEREST EARNED)
-----------------------------------------------------
DATE                 TRANSACTION               AMOUNT
----     ----------------------------------   -------
2/1/96   Purchase Payment                     $10,000
2/1/97   Purchase Payment                       5,000
2/1/98   Purchase Payment                      15,000
2/1/99   Purchase Payment                       2,000
2/1/00   Purchase Payment                       3,000
2/1/01   Purchase Payment                       4,000
2/1/01   Purchase Payment                       1,000
                                              -------
7/1/01   10% Partial Surrender                  4,000
         (Assumes Account Value is $40,000)
8/1/01   Full Surrender

     a. Since this is the first partial surrender in this Participant year, calculate free withdrawal amount (10% of the value as of 2/1/01).

               10% * 40,000 = $4,000 (no charge on this 10% withdrawal)

     b. The Account Value upon which Surrender Charge on the Full Surrender may be calculated is $40,000 -- $4,000 = $36,000

     c.   The Surrender Charge is

               (10,000 -- 4,000) * 1% + 5,000 * 2% + 15,000 * 3% + 2,000 * 4% +
               3,000 * 5% + 4,000 * 5% + 1,000 * 5% = $1,090.*

     d.   Assume that the $30 Account Maintenance Charge does not apply.

     e.   Assume that the 1% Bonus has not been credited to any Purchase
          Payments.

----------
*    These calculations refer to the following surrender charge table:

 NUMBER OF YEARS SINCE       CHARGE AS PERCENTAGE OF
DATE OF PURCHASE PAYMENT   PURCHASE PAYMENT WITHDRAWN
------------------------   --------------------------
            1                          5%
            2                          5%
            3                          5%

 NUMBER OF YEARS SINCE       CHARGE AS PERCENTAGE OF
DATE OF PURCHASE PAYMENT   PURCHASE PAYMENT WITHDRAWN
------------------------   --------------------------
            4                          4%
            5                          3%
            6                          2%
            7                          1%
            8+                         0%

                            CALCULATION OF MVA OPTION

     The effect of the market value adjustment may be positive or negative. If, for example, on the date of a withdrawal, the index rate described below (plus 0.5%) is higher than that index rate as of the contract's date of issue, the effect of the market value adjustment will be negative. If, for example, on the date of a withdrawal, the index rate (plus 0.5%) is lower than that index rate as of the contract's date of issue, the effect of the market value adjustment will be positive. Any negative adjustment will be waived to the extent that it would decrease the withdrawal value below the minimum guaranteed value.

     The market value adjustment is determined by the formula below, using the following factors:

     (1) A is an index rate determined at the beginning of each MVA term, for a security with time to maturity equal to that MVA term;

     (2) B is an index rate determined at the time of withdrawal, for a security with time to maturity equal to the current MVA term;

     (3) N is the number of months remaining in the current MVA term (rounded up to the next higher number of months); and

     (4) The index rates for A and B will be the U.S. Treasury Yield as quoted by Bloomberg or a comparable financial market news service, for the maturity equal to the MVA term, using linear interpolation as appropriate.

     The market value adjustment will equal:

     The amount surrendered or transferred out prior to the end of the MVA term multiplied by:

                          [(1+A)/(1+B+0.005)](N/12)--1

     The market value adjustment will be added to or deducted from the amount being withdrawn or transferred.

     Index rates for any calendar month will equal the average of index rates for the last 5 trading days of the previous calendar month.

     We guarantee that any reduction in the amount withdrawn or transferred will not be below the amount initially invested in the MVA Band plus the lowest minimum interest rate applicable to any of the Fixed Account Options offered under the Contract.

                               PURCHASE UNIT VALUE

     Purchase Unit value is discussed in the prospectus under "Purchase Period." The Purchase Unit value for a Division is calculated as shown below:

Step 1: Calculate the gross investment rate:

      Gross Investment Rate
 =    (EQUALS)
      The Division's investment income and capital gains and losses (whether realized or unrealized) on that day from the assets attributable to the Division.
 /    (DIVIDED BY)
      The value of the Division for the immediately preceding day on which the values are calculated.

We calculate the gross investment rate as of 4:00 p.m. Eastern time on each business day when the Exchange is open.

Step 2: Calculate net investment rate for any day as follows:

      Net Investment Rate
 =    (EQUALS)
      Gross Investment Rate (calculated in Step 1)
 -    (MINUS)
      Separate Account charges.

Step 3: Determine Purchase Unit Value for that day.

      Purchase Unit Value for that day.
 =    (EQUALS)
      Purchase Unit Value for immediate preceding day.
 x    (MULTIPLIED BY)
      Net Investment Rate (as calculated in Step 2) plus 1.00.

The following illustrations show a calculation of new Purchase Unit value and the purchase of Purchase Units (using hypothetical examples):

ILLUSTRATION OF CALCULATION OF PURCHASE UNIT VALUE

1. Purchase Unit value, beginning of period                                     $ 1.800000
2. Value of Fund share, beginning of period                                     $21.200000
3. Change in value of Fund share                                                $  .500000
4. Gross investment return (3))(2)                                                 .023585
5. Daily separate account fee*                                                     .000025
                                                                                ----------
   *Mortality and expense risk fee and administration and distribution fee of
   0.90% per annum used for illustrative purposes (assumes that no optional separate account charges are deducted).
6. Net investment return (4)--(5)                                                  .023560
                                                                                ----------
7. Net investment factor 1.000000+(6)                                             1.023560
                                                                                ----------
8. Purchase Unit value, end of period (1)x(7)                                     1.842408
                                                                                ----------

ILLUSTRATION OF PURCHASE OF PURCHASE UNITS

1. First Periodic Purchase Payment                                              $   100.00
2. Purchase Unit value on effective date of purchase (see Example 3)            $ 1.800000
3. Number of Purchase Units purchased (1))(2)                                       55.556
4. Purchase Unit value for valuation date following purchase (see Example 3)    $ 1.842408
                                                                                ----------
5. Value of Purchase Units in account for valuation date following
   purchase (3)x(4)                                                             $   102.36
                                                                                ----------

                                 PAYOUT PAYMENTS

ASSUMED INVESTMENT RATE

     The discussion concerning the amount of Payout Payments which follows this section is based on an Assumed Investment Rate of 3% per annum. The foregoing Assumed Investment Rates are used merely in order to determine the first monthly payment per thousand dollars of value. It should not be inferred that such rates will bear any relationship to the actual net investment experience of A.G. Separate Account A.

AMOUNT OF PAYOUT PAYMENTS

     The amount of the first variable Payout Payment to the Annuitant will depend on the amount of the Account Value applied to effect the variable payout as of the tenth day immediately preceding the date Payout Payments commence, the amount of any premium tax owed, the annuity option selected, and the age of the Annuitant.

     The Contracts contain tables indicating the dollar amount of the first Payout Payment under each payout option for each $1,000 of Account Value (after the deduction for any premium tax) at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an Assumed Investment Rate of 3%.

     The portion of the first monthly variable Payout Payment derived from a Division of A.G. Separate Account A is divided by the Payout Unit value for that Division (calculated ten days prior to the date of the first monthly payment) to determine the number of Payout Units in each Division represented by the payment. The number of such units will remain fixed during the Payout Period, assuming the Annuitant makes no transfers of Payout Units to provide Payout Units under another Division or to provide a fixed annuity.

     In any subsequent month, the dollar amount of the variable Payout Payment derived from each Division is determined by multiplying the number of Payout Units in that Division by the value of such Payout Unit on the tenth day preceding the due date of such payment. The Payout Unit value will increase or decrease in proportion to the net investment return of the Division or Divisions underlying the variable payout since the date of the previous Payout Payment, less an adjustment to neutralize the 3% or other Assumed Investment Rate referred to above.

     Therefore, the dollar amount of variable Payout Payments after the first will vary with the amount by which the net investment return is greater or less than 3% per annum. For example, if a Division has a cumulative net investment return of 5% over a one year period, the first Payout Payment in the next year will be approximately 2 percentage points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the Division. If such net investment return is 1% over a one year period, the first Payout Payment in the next year will be approximately 2 percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable Division.

     Each deferred Contract provides that, when fixed Payout Payments are to be made under one of the first three payout options, the monthly payment to the Annuitant will not be less than the monthly payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed payout purchase rates then required by the Company for new single payment immediate annuity contracts are significantly more favorable than the annuity rates guaranteed by a Contract, the Annuitant will be given the benefit of the new annuity rates.

PAYOUT UNIT VALUE

     The value of a Payout Unit is calculated at the same time that the value of a Purchase Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Purchase Period" in the prospectus.) The calculation of Payout Unit value is discussed in the prospectus under "Payout Period."

     The following illustrations show, by use of hypothetical examples, the method of determining the Payout Unit value and the amount of variable annuity payments.

                ILLUSTRATION OF CALCULATION OF PAYOUT UNIT VALUE

 1. Payout Unit value, beginning of period                     $  .980000
 2. Net investment factor for Period (see Example 3)             1.023558
 3. Daily adjustment for 3% Assumed Investment Rate               .999906
 4. (2)H(3)                                                      1.023462
 5. Payout Unit value, end of period (1)H(4)                   $ 1.002993

                         ILLUSTRATION OF PAYOUT PAYMENTS

 1. Number of Purchase Units at Payout Date                     10,000.00
 2. Purchase Unit value (see Example 3)                        $ 1.800000
 3. Account Value of Contract (1)H(2)                          $18,000.00
 4. First monthly Payout Payment per $1,000 of Account Value   $     5.63
 5. First monthly Payout Payment (3)H(4))1,000                 $   101.34
 6. Payout Unit value (see Example 10)                         $  .980000
 7. Number of Payout Units (5))(6)                                103.408
 8. Assume Payout Unit value for second month equal to         $  .997000
 9. Second monthly Payout Payment (7)H(8)                      $   103.10
10. Assume Payout Unit value for third month equal to          $  .953000
11. Third monthly Payout Payment (7)H(10)                      $    98.55

                   DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

     The Company has qualified the Contracts for sale in 47 states and the District of Columbia.

     The Contracts have been sold in a continuous offering by licensed insurance agents who are registered representatives of broker-dealers that are members of the Financial Industry Regulatory Authority ("FINRA"). In some cases the broker-dealers are exempt from registration. The principal underwriter for A.G. Separate Account A is American General Distributors, Inc. ("Distributor"). Distributor was formerly known as A.G. Distributors, Inc. In the States of Florida and Illinois, the Distributor is known as American General Financial Distributors of Florida, Inc. and American General Financial Distributors of Illinois, Inc., respectively. Distributor's address is 2929 Allen Parkway, Houston, Texas 77019. Distributor is a Delaware corporation organized in 1994 and is a member of FINRA.

     The broker-dealers whose agents sell the Contracts will be compensated for such sales by commissions ranging up to 7% of each Purchase Payment. The Company may from time to time pay a trail commission to the licensed agents who sell the Contracts. (These various commissions are paid by the Company and do not result in any charge to Contract Owners or to A.G. Separate Account A in addition to the charges described under "Fees and Charges" in the prospectus.)


     Pursuant to its underwriting agreement with Distributor and A.G. Separate Account A, the Company reimburses Distributor for reasonable sales expenses, including overhead expenses. Sales commissions paid for the years 2007, 2008 and 2009 were, $55,338, $56,349 and $30,134 respectively. The Distributor retained $0 in Commissions for these same years.


                                     EXPERTS


     The consolidated balance sheets of Western National Life Insurance Company as of December 31, 2009 and 2008 and the related consolidated statements of income (loss), comprehensive income (loss), shareholder's equity and cash flows for each of the three years in the period ended December 31, 2009 and the statement of assets and liabilities , including the schedule of portfolio investments, of the Western National Life Insurance

Company A.G. Separate Account A as of December 31, 2009 and the related statement of operations for the period then ended and the statements of changes in net assets for each of the two periods ended December 31, 2009, all included in this Statement of Additional Information, have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP is located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002-5678.


                        COMMENTS ON FINANCIAL STATEMENTS

     The financial statements of Western National Life Insurance Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts, which include death benefits, and its assumption of the mortality and expense risks.

                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                                         Page
                                                                                                        Numbers
                                                                                                        -------
Report of Independent Registered Public Accounting Firm                                                    1
Consolidated Balance Sheets - December 31, 2009 and 2008                                                2 to 3
Consolidated Statements of Income (Loss) - Years Ended December 31, 2009, 2008 and 2007                    4
Consolidated Statements of Comprehensive Income (Loss) - Years Ended December 31, 2009, 2008 and 2007      5
Consolidated Statements of Shareholder's Equity - Years Ended December 31, 2009, 2008 and 2007             6
Consolidated Statements of Cash Flows - Years Ended December 31, 2009, 2008 and 2007                    7 to 8
Notes to Consolidated Financial Statements                                                              9 to 51

[LOGO] PRICEWATERHOUSECOOPERS LLP

                                                      PRICEWATERHOUSECOOPERS LLP
                                                                  1201 LOUISIANA
                                                                      SUITE 2900
                                                           HOUSTON TX 77002-5678
                                                        TELEPHONE (713) 356 4000
                                                        FACSIMILE (713) 356 4717

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of Western National Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income (loss), of comprehensive income (loss), of shareholder's equity, and of cash flows present fairly, in all material respects, the financial position of Western National Life Insurance Company and its subsidiaries (the "Company"), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for other-than-temporary impairments of fixed maturity securities as of April 1, 2009, as well as the classification of non-controlling interests in partially owned consolidated subsidiaries as of January 1, 2009. Also, as of December 31, 2009, the Company changed its definition of cash and cash equivalents.


/s/ PricewaterhouseCoopers LLP

April 30, 2010

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS

                                                                       December 31,
                                                                    -----------------
                                                                      2009     2008
                                                                    -------   -------
                                                                      (In millions)
ASSETS
Investments:
   Fixed maturity securities, available for sale, at fair value
      (cost: 2009 - $31,645; 2008 - $33,892)                        $31,633   $31,692
   Hybrid securities, at fair value
      (cost: 2009 - $4; 2008 - $10)                                       3         8
   Fixed maturity securities, trading, at fair value
      (cost: 2009 - $362; 2008 - $350)                                  266       275
   Equity securities, available for sale, at fair value
      (cost: 2009 - $43; 2008 - $50)                                     67        48
   Mortgage and other loans receivable,
      (net of allowance: 2009 - $215; 2008 - $34)                     2,427     2,851
   Policy loans                                                          41        45
   Investment real estate                                                 6        --
   Partnerships and other invested assets                             2,412     3,086
   Aircraft
      (net of accumulated depreciation: 2009 - $343; 2008 - $280)       752       807
   Short-term investments                                             5,564     2,649
   Derivative assets, at fair value                                      14        47
                                                                    -------   -------
Total investments                                                    43,185    41,508
Cash and cash equivalents                                                11         8
Restricted cash                                                          39        50
Accrued investment income                                               351       415
Deferred policy acquisition costs and
   cost of insurance purchased                                        1,848     3,266
Deferred sales inducements                                              547       989
Deferred tax asset                                                       --        60
Other assets                                                             32        62
Separate accounts assets, at fair value                                  84        96
                                                                    -------   -------
TOTAL ASSETS                                                        $46,097   $46,454
                                                                    =======   =======

          See accompanying notes to consolidated financial statements

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEETS (Continued)

                                                                 December 31,
                                                             ------------------
                                                               2009      2008
                                                             -------   --------
                                                                (In millions,
                                                             except share data)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
   Policyholder contract deposits                            $37,652    $40,193
   Future policy benefits                                      2,626      2,645
   Policy claims and benefits payable                              3          3
   Income taxes payable to Parent                                103         20
   Deferred income taxes payable                                 326         --
   Notes payable
      To affiliates, net                                         342        377
      To third parties, net                                       72         80
   Derivative liabilities, at fair value                          --         12
   Other liabilities                                             426        558
   Separate accounts liabilities                                  84         96
                                                             -------    -------
TOTAL LIABILITIES                                             41,634     43,984
                                                             -------    -------
COMMITMENTS AND CONTINGENT LIABILITIES (SEE NOTE 12)
SHAREHOLDER'S EQUITY:
   Common stock, $50 par value, 100,000 shares authorized,
      50,000 shares issued and outstanding                         3          3
   Additional paid-in capital                                 12,272     11,766
   Accumulated deficit                                        (7,967)    (8,489)
   Accumulated other comprehensive loss                            6       (962)
                                                             -------    -------
TOTAL SHAREHOLDER'S EQUITY                                     4,314      2,318
NONCONTROLLING INTEREST                                          149        152
                                                             -------    -------
TOTAL EQUITY                                                   4,463      2,470
                                                             -------    -------
TOTAL LIABILITIES AND EQUITY                                 $46,097    $46,454
                                                             =======    =======

           See accompanying notes to consolidated financial statements

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
                    CONSOLIDATED STATEMENTS OF INCOME (LOSS)

                                                                      Years ended December 31,
                                                                    ---------------------------
                                                                      2009      2008      2007
                                                                    -------   --------   ------
                                                                           (In millions)
REVENUES:
   Premiums and other considerations                                $    12   $     17   $   19
   Net investment income                                              2,520      2,207    3,420
   Net realized investment losses:
      Total other-than-temporary impairments on
         available for sale securities                                 (958)    (3,185)    (377)
      Portion of other-than-temporary impairments on
         available for sale fixed maturity securities recognized
         in accumulated other comprehensive income (loss)               123         --       --
                                                                    -------   --------   ------
      Net other-than-temporary impairments on available
         for sale fixed maturity securities recognized in
         net income (loss)                                             (835)    (3,185)    (377)
      Other realized investment losses                                 (258)    (7,723)    (377)
                                                                    -------   --------   ------
         Total net realized investment losses                        (1,093)   (10,908)    (754)
   Fee income                                                            73        120       88
   Other - Rental Income from aircraft operating leases                  89         99      112
                                                                    -------   --------   ------
TOTAL REVENUES                                                        1,601     (8,465)   2,885
                                                                    -------   --------   ------
BENEFITS AND EXPENSES:
   Policyholders' benefits                                               18         17       22
   Interest credited on policyholder contract deposits                1,353      1,489    1,510
   Interest credited on future policy benefit                           176        176      179
   Amortization of deferred policy acquisition costs and
      cost of insurance purchased                                       351       (270)     357
   Amortization of deferred sales inducements                           114        (95)     106
   Interest on notes payable                                             11         26       45
   Depreciation on aircraft                                              63         60       58
   General and administrative expenses, net of deferrals                 76         84       66
   Commissions, net of deferrals                                         13         18       18
   Goodwill impairment                                                   --        811       --
                                                                    -------   --------   ------
TOTAL BENEFITS AND EXPENSES                                           2,175      2,316    2,361
                                                                    -------   --------   ------
INCOME (LOSS) BEFORE INCOME TAX EXPENSE (BENEFIT)                      (574)   (10,781)     524
INCOME TAX EXPENSE (BENEFIT)                                            (71)       225      178
                                                                    -------   --------   ------
NET INCOME (LOSS)                                                      (503)   (11,006)     346
LESS: NET INCOME (LOSS) ATTRIBUTABLE TO NONCONTROLLING INTEREST          (3)        10        8
                                                                    -------   --------   ------
NET INCOME (LOSS) ATTRIBUTABLE TO WESTERN NATIONAL LIFE INSURANCE
   COMPANY                                                          $  (500)  $(11,016)  $  338
                                                                    =======   ========   ======

           See accompanying notes to consolidated financial statements

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

                                                                  Years ended December 31,
                                                                ----------------------------
                                                                  2009      2008       2007
                                                                -------   --------   -------
                                                                       (In millions)
NET INCOME (LOSS)                                               $  (503)  $(11,006)  $   346
OTHER COMPREHENSIVE INCOME (LOSS):
   Net unrealized losses of fixed maturity investments
      on which other-than-temporary credit impairments were
      taken - net of reclassification adjustments                   447         --        --
   Deferred income tax expense on above changes                    (158)        --        --
   Net unrealized gains (losses) on all other invested assets arising during the current period - net of
      reclassification adjustments                                3,658     (1,174)   (1,598)
   Deferred income tax benefit (expense) on above changes        (1,279)       409       567
   Adjustment to deferred policy acquisition costs,
      cost of insurance purchased and deferred sales
      inducements                                                (1,666)       815       165
   Deferred income tax benefit (expense) on above changes           583       (284)      (58)
                                                                -------   --------   -------
OTHER COMPREHENSIVE INCOME (LOSS)                                 1,585       (234)     (924)
                                                                -------   --------   -------
COMPREHENSIVE INCOME (LOSS)                                       1,082    (11,240)     (578)
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO
   NONCONTROLLING INTERESTS                                          (3)        10         8
                                                                -------   --------   -------
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO
   WESTERN NATIONAL LIFE INSURANCE COMPANY                      $ 1,085   $(11,250)  $  (586)
                                                                =======   ========   =======

           See accompanying notes to consolidated financial statements

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                  Years ended December 31,
                                                                ---------------------------
                                                                  2009      2008      2007
                                                                -------   --------   ------
                                                                       (In millions)
COMMON STOCK:
   Balance at beginning and end of year                               3          3        3
ADDITIONAL PAID-IN CAPITAL:
   Balance at beginning of year                                  11,766      4,253    4,175
      Capital contributions from Parent (see Note 13)               506      7,513       78
                                                                -------   --------   ------
   Balance at end of year                                        12,272     11,766    4,253
                                                                -------   --------   ------
RETAINED EARNINGS (ACCUMULATED DEFICIT):
   Balance at beginning of year                                  (8,489)     2,527    2,589
      Cumulative effect of accounting change, net of tax          1,022         --       --
      Net income (loss) attributable to Western National Life
         Insurance Company                                         (500)   (11,016)     338
      Dividends                                                      --         --     (400)
                                                                -------   --------   ------
   Balance at end of year                                        (7,967)    (8,489)   2,527
                                                                -------   --------   ------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
   Balance at beginning of year                                    (962)      (728)     196
      Cumulative effect of accounting change, net of tax           (617)        --       --
      Other comprehensive income (loss)                           1,585       (234)    (924)
                                                                -------   --------   ------
   Balance at end of year                                             6       (962)    (728)
                                                                -------   --------   ------
TOTAL WESTERN NATIONAL LIFE SHAREHOLDER'S EQUITY                  4,314      2,318    6,055
                                                                -------   --------   ------
NONCONTROLLING INTEREST:
   Balance at beginning of year                                     152        180      168
      Net income (loss) attributable to noncontrolling               (3)        10        8
      Other changes                                                  --        (38)       4
                                                                -------   --------   ------
   Balance at end of year                                           149        152      180
                                                                -------   --------   ------
TOTAL EQUITY                                                    $ 4,463   $  2,470   $6,235
                                                                =======   ========   ======

           See accompanying notes to consolidated financial statements

                                  WESTERN NATIONAL LIFE INSURANCE COMPANY
                                   CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                       Years ended December 31,
                                                                      --------------------------
                                                                       2009      2008      2007
                                                                      ------   --------   ------
                                                                            (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                     $ (503)  $(11,006)  $  346
ADJUSTMENTS TO RECONCILE NET INCOME (LOSS) TO NET CASH PROVIDED BY
   OPERATING ACTIVITIES:
Interest credited on policyholder contract deposits                    1,353      1,489    1,510
Amortization of deferred policy acquisition costs and
   cost of insurance purchased                                           351       (270)     357
Amortization of deferred sales inducements                               114        (95)     106
Deferral of deferred policy acquisition costs and cost of insurance
   purchased                                                            (186)      (316)    (241)
Net realized investment losses                                         1,093     10,908      754
Equity in income of partnerships and other invested assets               (85)       502     (387)
Flight equipment depreciation                                             63         60       58
Amortization (accretion) of net premium/discount on investments         (399)       (70)     (30)
Goodwill impairment                                                       --        811       --
Provision for deferred income taxes                                      (63)       186      (53)
Capitalized interest                                                     (13)        (7)      (9)
CHANGE IN:
   Hybrid securities, at fair value                                        5         76       19
   Trading securities, at fair value                                       9         86       12
   Accrued investment income                                              64         82       88
   Income taxes currently receivable/payable                              83          3       58
   Other assets                                                            1         (3)       4
   Future policy benefits                                                (19)       (17)      (3)
   Other liabilities                                                    (125)       102       (2)
Other, net                                                                 1         25      (14)
                                                                      ------   --------   ------
      NET CASH PROVIDED BY OPERATING ACTIVITIES                        1,744      2,546    2,573
                                                                      ------   --------   ------

           See accompanying notes to consolidated financial statements

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
                CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

                                                                 Years ended December 31,
                                                               ----------------------------
                                                                 2009      2008       2007
                                                               -------   --------   -------
                                                                      (In millions)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of:
   Fixed maturity securities                                   $(3,674)  $ (9,112)  $(8,354)
   Equity securities                                               (20)       (50)      (35)
   Mortgage and other loans                                        (67)      (332)   (1,146)
   Flight equipment                                                (10)       (14)      (17)
   Other investments, excluding short-term investments            (123)      (635)   (1,047)
Sales of:
   Fixed maturity securities                                     5,368     12,259    10,563
   Equity securities                                                29         73        59
   Other investments, excluding short-term investments             787        190       288
Redemptions and maturities of:
   Fixed maturity securities                                     2,123      2,315     2,358
   Mortgage and other loans                                        266        228       551
   Other investments, excluding short-term investments              16         15        16
Change in Restricted Cash                                           11        (24)        1
Change in short-term investments                                (2,915)    (1,324)     (854)
Change in securities lending collateral                             --     12,786    (2,511)
                                                               -------   --------   -------
      NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES        1,791     16,375      (128)
                                                               -------   --------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits                                    3,564      5,809     4,074
Policyholder account withdrawals                                (5,559)    (8,194)   (6,382)
Net exchanges to/(from) variable accounts                            2          5         1
Claims and annuity payments                                     (1,989)    (2,266)   (2,185)
Repayment of indebtedness to affiliates                            (49)       (45)      (74)
Security deposits on flight equipment                               (6)        32        12
Change in securities lending payable                                --    (20,500)    2,434
Cash capital contribution from Parent Company                      505      6,223        78
Dividend paid to Parent Company                                     --         --      (400)
                                                               -------   --------   -------
      NET CASH USED IN FINANCING ACTIVITIES                     (3,532)   (18,936)   (2,442)
                                                               -------   --------   -------
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                     3        (15)        3
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                     8         23        20
                                                               -------   --------   -------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                     $    11   $      8   $    23
                                                               =======   ========   =======
SUPPLEMENTAL CASH FLOW INFORMATION
Interest (received) paid                                       $    25   $     30   $    36
Income taxes (received) paid                                   $   (91)  $     36   $   173
Non-cash activity:
Sales inducements credited to policyholder contract deposits   $    84   $    102   $   100
Capital contribution in the form of securities                 $    --   $  1,290   $    --

           See accompanying notes to consolidated financial statements

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

Western National Life Insurance Company, formerly named AIG Annuity Insurance Company, including its wholly owned subsidiaries, (the "Company") is a direct, wholly owned subsidiary of AGC Life Insurance Company (the "Parent"), a Missouri-domiciled life insurance company, which is in turn an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG").

The Company is a Texas-domiciled life insurance company principally engaged in the business of writing fixed annuities directed to the market for tax-deferred long-term savings products. The Company develops, markets and issues annuity products through a variety of distribution channels. The Company primarily sells deferred annuities through financial institutions, principally banks and thrifts. The Company also markets deferred annuities to both tax-qualified and non-qualified retirement markets through personal producing general agents (agents or general agents whose contract provides for compensation both from business written personally and by subcontracted agents), affiliated and independent broker-dealers and asset management companies throughout the United States of America.

The Company's sales of deferred annuity products through financial institutions represent a substantial amount of its total sales from such products. The top three financial institution distributors comprised 32 percent, 12 percent and 12 percent of annuity deposits in 2009, with no other single institution representing more than 10 percent of annuity deposits. The top three financial institution distributors comprised 17 percent, 13 percent and 13 percent of annuity deposits in 2008, with no other single institution representing more than 10 percent of annuity deposits. The top two financial institution distributors comprised 13 percent and 11 percent of sales in 2007, with no other single institution representing more than 10 percent of annuity deposits.

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing insurance products. The financial conditions of AIG beginning late in the third quarter of 2008 and related events described in Note 15 below (collectively, the "American International Group Events"), in addition to the suspension of Company sales by several large banking partners have also impacted the Company's operations. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. Continuing volatility in the credit markets may result in additional other-than-temporary impairments relating to the Company's fixed income investments. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities; monitoring and limiting prepayments and extension risk in its portfolio; maintaining a large percentage of its portfolio in liquid securities; engaging in a disciplined process of underwriting; and reviewing and monitoring credit risk. Although management expects to be able to achieve its plans, no assurance can be given that one or more of the risks described above will not result in material adverse effects on the Company's financial position, results of operations and/or statutory capital and surplus.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

2.1 PREPARATION OF FINANCIAL STATEMENTS

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company, including its wholly owned subsidiaries and a variable interest entity in which the Company has a partial ownership interest. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period items have been reclassified to conform to the current period's presentation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

The Company considers its most critical accounting estimates to be those with respect to recoverability of deferred income tax assets, policyholder contract deposits, future policy benefits, estimated gross profits ("EGPs") for investment-oriented products, recoverability of deferred policy acquisition costs ("DAC"), fair value measurements of certain assets and liabilities, and other-than-temporary impairments in the value of investments. These estimates, by their nature, are based on judgment and current facts and circumstances. Therefore, actual results could differ from these estimates, possibly in the near term, and could have a material effect on the Company's consolidated financial statements.

CONSOLIDATION OF VARIABLE INTEREST ENTITY

On January 14, 2004, the Company purchased 61.3 percent of the non-voting preferred equity issued by Castle 2003-2 Trust ("Castle 2 Trust"), a Delaware special-purpose statutory trust established on November 21, 2003. The business of Castle 2 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling commercial jet aircraft. The accounts of Castle 2 Trust have been included in these consolidated financial statements as of and for the years ended December 31, 2009, 2008 and 2007.

The impact of the consolidation of Castle 2 Trust on consolidated total assets and total liabilities as of December 31, 2009, 2008 and 2007, and on consolidated net income for the years then ended, was as follows:

                                                       Eliminations/
                                                      Noncontrolling
                       The Company   Castle 2 Trust      Interests     Consolidated
                       -----------   --------------   --------------   ------------
                                            (In millions)
December 31, 2009
-----------------
   Total as sets        $ 45,407          $921            $(231)         $ 46,097
   Total liabilities      41,105           553              (24)           41,634
   Net income (loss)        (499)           (7)               6              (500)
December 31, 2008
-----------------
   Total as sets        $ 45,703          $983            $(232)         $ 46,454
   Total liabilities      43,402           609              (27)           43,984
   Net income (loss)     (11,015)           24              (25)          (11,016)

2.2 INSURANCE CONTRACTS

The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long duration contracts include investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period.

2.3 INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Fixed maturity and equity securities classified as available-for-sale are recorded at fair value. Unrealized gains and losses, net of deferred taxes and adjustment to DAC, are recorded as a separate component of accumulated other comprehensive income (loss), within shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as held to maturity or available for sale are treated as yield adjustments over their estimated lives, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Company may elect to measure any hybrid financial instrument at fair value, with changes in fair value recognized in net investment income, if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis at the acquisition or issuance date and is irrevocable.

Fixed maturity and equity securities classified as trading securities are carried at fair value. Trading securities include the Company's economic interest in Maiden Lane II, LLC ("ML II"), which is carried at fair value. See Notes 6 and 7 for discussion on ML II. Realized and unrealized gains and losses on trading securities are reported in net investment income.

EVALUATING INVESTMENTS FOR OTHER-THAN-TEMPORARY IMPAIRMENTS

On April 1, 2009, the Company adopted prospectively a new accounting standard addressing the evaluation of fixed maturity securities for other-than-temporary impairments. These requirements have significantly altered the Company's policies and procedures for determining impairment charges recognized through earnings. The new standard requires a company to recognize the credit component (a credit impairment) of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The new standard also changes the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold the security until recovery and requires additional disclosures. A credit impairment, which is recognized in earnings when it occurs, is the difference between the amortized cost of the fixed maturity security and the estimated present value of cash flows expected to be collected (recovery value), as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized as a separate component of accumulated other comprehensive income (loss). The Company refers to both credit impairments and impairments recognized as a result of intent to sell as "impairment charges." The impairment model for equity securities was not affected by the new standard.

IMPAIRMENT POLICY - EFFECTIVE APRIL 1, 2009 AND THEREAFTER

FIXED MATURITY SECURITIES

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings.

For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, is charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments were taken (a component of accumulated other comprehensive income (loss)).

When assessing the Company's intent to sell a fixed maturity security, or if it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.

The Company considers severe price declines and the duration of such price declines in its assessment of potential credit impairments. The Company also modifies its modeled outputs for certain securities when it determines that price declines are indicative of factors not comprehended by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that is not foreign exchange related, the Company generally prospectively accretes into income the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

In assessing whether a credit impairment has occurred for a structured fixed maturity security, the Company performs evaluations of expected future cash flows. Certain critical assumptions are made with respect to the performance of the securities.

When estimating future cash flows for a structured fixed maturity security (e.g. Residential mortgage-backed securities ("RMBS"), Commercial mortgage-backed securities ("CMBS"), Collateralized debt obligations ("CDO"), Asset backed securities ("ABS")) management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

     .    Current delinquency rates;

     .    Expected default rates and timing of such defaults;

     .    Loss severity and timing of any such recovery;

     .    Expected prepayment speeds; and

     .    Ratings of securities underlying structured products.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macro economic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

EQUITY SECURITIES

The impairment model for equity securities and other cost and equity method investments was not affected by the adoption of the new accounting standard related to the other-than-temporary impairments in the second quarter of 2009. The Company continues to evaluate its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

     . The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

     . A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

     . The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline in which the Company could not reasonably assert that the impairment period would be temporary (severity losses).

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FIXED MATURITY SECURITIES IMPAIRMENT POLICY - PRIOR TO APRIL 1, 2009

In all periods prior to April 1, 2009, the Company assessed its ability to hold any fixed maturity available for sale security in an unrealized loss position to its recovery at each balance sheet date. The decision to sell any such fixed maturity security classified as available for sale reflected the judgment of the Company's management that the security sold was unlikely to provide, on a relative value basis, as attractive a return in the future as alternative securities entailing comparable risks. With respect to distressed securities, the sale decision reflected management's judgment that the risk-adjusted ultimate recovery was less than the value achievable on sale.

In those periods, the Company evaluated its fixed maturity securities for other-than-temporary impairments with respect to valuation as well as credit.

After a fixed maturity security had been identified as other-than-temporarily impaired, the amount of such impairment was determined as the difference between fair value and amortized cost and the entire amount was recorded as a charge to earnings.

MORTGAGE AND OTHER LOANS RECEIVABLE

Mortgage and other loans receivable includes mortgage loans on real estate, collateral, commercial and guaranteed loans. Mortgage loans are classified as loans held for investment or loans held for sale.

MORTGAGE LOANS HELD FOR INVESTMENT

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less valuation allowances and deferred fees or expenses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income in the consolidated statements of income (loss). Non-refundable loan origination fees and certain incremental direct origination costs are offset and the resulting net amount is deferred and amortized in net investment income (or expense) over the life of the related loan as an adjustment of the loan's yield. Loan commitment fees are generally deferred and recognized in net investment income (expense) as an adjustment of yield over the related life of the loan or upon expiration of the commitment if the commitment expires unexercised.

VALUATION ALLOWANCE

An allowance for mortgage and other loans receivable is based on certain risk factors and recognized when collection of all amounts due under the contractual terms is not probable. There are two components of allowance for loan loss: 1) individual loans that are specifically reserved ("specific loan loss allowance") and 2) groups of loans that have specific characteristics indicating a probable loss although the loss cannot be determined for any individual loan in the group ("segment loan loss allowance").

A specific loan loss allowance is determined based on the fair value of the collateral supported by an internal cash flow analysis, third party broker opinion of value or a third party appraisal report. The allowance amount is calculated as the excess of book value of the individual loan over the fair value of its collateral, net of a sales cost estimate.

The Company segregates pools of loans with higher risk profile from the mortgage loan portfolio to determine a segment loan loss allowance, using factors such as risk rating, vintage, maturity date, debt service coverage ratio ("DSCR"), loan to value ("LTV") and type of loan. The Company reviews and revises these key assumptions on a quarterly basis based on an analysis of market conditions. The appraised value of the collateral of the loans with higher risk profile is then reduced by a percentage, which is based on current market conditions. To the extent that the reduced appraised value of the collateral of the loans with higher risk profile is lower than its book value, an allowance is recorded. Loans with specific loan loss allowance are excluded from the segment loan loss allowance.

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Additions or reductions to the allowance for loan losses are made through charges or credits to the realized investment gains (losses) in the consolidated statements of income (loss).

MORTGAGE LOANS HELD FOR SALE

Loans classified as "held for sale" where the Company expects to sell in the foreseeable future are reported at the lower of cost or market value. The amount by which cost exceeds market is accounted for as a valuation allowance and is reported net with the loan balance on the consolidated balance sheets. Loan origination fees and certain incremental origination costs are deferred until the related loan is sold. The gains and losses from the sale of loans, which are recognized when the Company relinquishes control over the loans, as well as changes in the allowance for loan losses, are reported in net realized investment gains (losses) in the consolidated statements of income (loss). The Company had no loans held for sale as of December 31, 2009 and 2008.

POLICY LOANS

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the benefit paid when the claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

REAL ESTATE

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Real estate available for sale is carried at the lower of cost (less accumulated depreciation, if applicable) or fair value less cost to sell.

PARTNERSHIPS AND OTHER INVESTED ASSETS

Partnerships in which AIG holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of accumulated other comprehensive income (loss). With respect to partnerships in which AIG holds in the aggregate a five percent or greater interest, or less than five percent interest but AIG has more than a minor influence over the operations of the investee, the Company's carrying value is its share of the net asset value. The changes in such net asset values accounted for under the equity method are recorded in earnings through net investment income. In applying the equity method of accounting, the Company consistently uses financial information provided by the general partners or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited on an annual basis.

Other invested assets include preferred equity investments in partially owned companies. Generally, the equity method of accounting is used for the Company's investment in companies in which the Company's ownership interest approximates 20 percent but is not greater than 50 percent. At December 31, 2009, 2008 and 2007, the Company's investments in partially owned companies included its 32 percent interest in the non-voting preferred equity of Castle 2003-1 Trust ("Castle 1 Trust"; see Note 15).

AIRCRAFT

Aircraft owned by Castle 2 Trust are recorded at cost and depreciated on a straight-line basis, generally over estimated useful lives of 25 years from the date of manufacture to a residual value that is 15 percent of cost. Certain major additions and modifications to aircraft may be capitalized. The residual value estimates are reviewed periodically to ensure continued appropriateness. Aircraft are periodically reviewed for impairment and an impairment loss is recorded when the estimate of undiscounted future cash flows expected to be generated by the aircraft is less than its carrying value (net book value).

SHORT-TERM INVESTMENTS

Short-term investments include interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

DERIVATIVE FINANCIAL INSTRUMENTS

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, foreign currency swaps, index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

The Company issues equity-indexed annuity products, which contain embedded derivatives associated with guarantees tied to certain indices. The Company purchases call options from the S&P 500 Index to offset the increase in its liabilities resulting from the equity-indexed features of these products. With the exception of premiums required for the purchase of publicly-traded or over-the-counter traded options and futures, derivatives contracts purchased by the Company require no up-front cash payment and provide for net settlement. The fair value of these embedded derivatives are reflected in policyholder contract deposits in the consolidated balance sheets. The changes in fair value of the embedded derivatives are reported in net realized investment gains (losses) in the accompanying consolidated statements of income (loss).

See Note 5 for further discussion on embedded derivatives.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The Company carries all derivatives at fair value in the consolidated balance sheets. Changes in the fair value of derivatives are reported as part of net realized investment gains and losses in the consolidated statements of income (loss).

See  Notes  3,  5  and  15  for  further  discussion  on  derivative   financial
instruments.

2.4 CASH AND CASH EQUIVALENTS

Cash represents cash on hand and non-interest bearing demand deposits.  See Note
2.17 for discussion of the Company's change in accounting principle related to its definition of cash.

2.5 RESTRICTED CASH

Castle 2 Trust maintains various restricted cash accounts, primarily lessee-funded accounts, which are not available for general use. Security deposits from lessees that are required to be segregated from other funds are deposited into lessee-funded accounts.

2.6 DEFERRED POLICY ACQUISITION COSTS, COST OF INSURANCE PURCHASED ("CIP") AND DEFERRED SALES INDUCEMENTS

Policy acquisition costs represent those costs, including commissions and certain marketing operating expenses, that vary with and are primarily related to the acquisition of new business.

Policy acquisition costs related to investment-type products are deferred and amortized, with interest, in relation to the incidence of estimated gross profits ("EGPs") to be realized over the estimated lives of the annuity contracts. EGPs are composed of net investment income, net realized investment gains and losses, variable annuity fees, guarantee costs, surrender charges and direct administrative expenses. A DAC unlocking is performed when management determines that key assumption (e.g., investment spreads, surrender rates, etc.) should be modified. The DAC asset is recalculated using the new assumptions. Any resulting adjustment is included in income as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

The DAC for investment-type products is also adjusted with respect to EGPs as a result of changes in the net unrealized gains or losses on fixed maturity securities and equity securities available for sale. Because fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturity securities and equity securities available for sale that is credited or charged directly to accumulated other comprehensive income (loss).

The cost assigned to certain acquired insurance contracts in force at the acquisition date (referred to as cost of insurance purchased, or "CIP") is reported in deferred acquisition costs and cost of insurance purchased in the consolidated balance sheets. Interest was accreted on the unamortized balance of CIP at rates ranging from 3.0 percent to 7.65 percent in 2009, 2008 and 2007. CIP is charged to expense and adjusted for the impact of net unrealized gains (losses) on securities in the same manner as DAC and reported within the same financial statement line items.

The Company currently offers sales inducements, which may include enhanced crediting rates or bonus payments to contract holders, on certain of its products. Sales inducements provided to the policyholder are recognized as part of the liability for policyholder contract deposits on the consolidated balance sheets. The cost of such sales inducements are deferred and amortized over the life of the policy using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the bonus interest must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without bonus interest, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period.

2.7 SEPARATE ACCOUNT ASSETS AND LIABILITIES

The Company has issued variable annuities for which the investment risk lies solely with the contract holder, except with respect to amounts invested in the fixed-rate account options. The assets and liabilities resulting from the receipt of variable and certain group fixed annuity premiums are segregated in separate accounts. The assets supporting the variable portion of variable annuities are carried at fair value and reported as separate account assets with an equivalent liability, in the consolidated balance sheets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income (loss), comprehensive income (loss), and cash flows. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity fees in the consolidated statements of income (loss).

2.8 GOODWILL

Goodwill is the excess of the cost of an acquired business over the fair value of the identifiable net assets of the acquired business. The Company assesses goodwill for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed and, if potential impairment is present, the amount of the impairment is measured and recorded.

Management initially assesses the potential for impairment by estimating the fair value of the Company and comparing the estimated fair value with the carrying amount of the Company, including goodwill. The estimate of the Company's fair value may be based on one or a combination of approaches including market-based earning multiples of the Company's peer companies, discounted expected future cash flows, external appraisals or, in the case when the Company was being considered for sale by AIG, third party indications of fair value, if available. Management considers one or more of these estimates when determining the fair value of a reporting unit to be used in the impairment test.

If the estimated fair value of the Company exceeds its carrying value, goodwill is not impaired. If the carrying value of the Company exceed its estimated fair value, goodwill associated with the Company potentially is impaired. The amount of impairment, if any, is measured as the excess of the carrying value of the Company over the amounts that would be assigned to the Company's assets and liabilities in a hypothetical business combination. An impairment change is recognized in the consolidated statements of income (loss) to the extent of the excess.

Based upon this analysis, the Company impaired the entire balance of goodwill as of December 31, 2008.

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.9 POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Deposits collected on these products are not reflected as revenues in the Company's consolidated statements of income (loss), as they are recorded directly to contract holder liabilities upon receipt.

2.10 FUTURE POLICY BENEFITS

Reserves for fixed annuity contracts with life contingencies are generally calculated using the net level premium method and assumptions as to investment yields and mortality. The assumptions are based on projections of past experience and include provisions for possible adverse deviation. These assumptions are made at the time the contract is issued or, in the case of contracts acquired by purchase, at the purchase date.

2.11 PREMIUM AND OTHER CONSIDERATIONS

The Company's fixed annuity contracts with life contingencies consist of limited payment contracts. The gross premium received on these contracts is reported as revenue when collected at the issuance of the contract. However, the excess of the gross premium received over the net premium is deferred and recognized in income in relation to the present value of expected future benefit payments.

2.12 NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources in the Company's operations:

     . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

     . Dividend income and distributions from common and preferred stock and other investments when receivable.

     . Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

     . Earnings from limited partnership investments accounted for under the equity method.

2.13 NET REALIZED INVESTMENT GAINS AND LOSSES

Net  realized   investment   gains  and  losses  are   determined   by  specific
identification. The net realized investment gains and losses are generated primarily from the following sources:

     .    Sales  of  fixed  maturity  and  equity  securities   (except  trading
          securities accounted for at fair value), securities lending invested collateral and other types of investments.

     . Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value), and other types of invested assets for other-than-temporary impairments.

     .    Changes in fair value of derivatives.

     .    Exchange   gains  and   losses   resulting   from   foreign   currency
          transactions.

2.14 FEE INCOME

Variable annuity fees and surrender charges are recorded as income when earned. Variable annuity policy fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Surrender charges are assessed on withdrawals occurring during the surrender charge period.

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.15 INCOME TAXES

Deferred taxes and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in earnings in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in earnings.

2.16 SECURITIES LENDING COLLATERAL AND SECURITIES LENDING PAYABLE

On December 12, 2008, the Company terminated its securities lending activities (see Note 7 for additional information).

Securities lending collateral was invested in interest-bearing cash equivalents and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities were carried at fair value and accounted for in a manner consistent with other available-for-sale fixed maturity securities, and were evaluated for other-than-temporary impairment by applying the same criteria used for other fixed maturity securities. The Company's allocated portion of income earned on the invested collateral, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, was recorded as investment income in the consolidated statements of income (loss). The Company's allocated portion of any realized investment losses on the invested collateral was recorded in the consolidated statements of income (loss). The Company generally obtained and maintained cash collateral from securities borrowers at current market levels for the securities lent. During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings. Changes in forward purchase commitments were recorded as net realized investment gain (loss) in the consolidated statements of income (loss).

Since the Company terminated its securities lending activities on December 12, 2008, there were no securities subject to securities lending agreements on the consolidated balance sheets at December 31, 2009 or 2008.

2.17 ACCOUNTING CHANGES

DEFINITION OF CASH AND CASH EQUIVALENTS

In 2009, the Company changed its definition of cash to exclude both the Company's investment in an investment pool managed by an affiliate and interest-bearing cash, which are now being classified as short-term investments. This reclassification was considered preferable presentation by management as it is consistent with the presentation of the investment pool account and interest-bearing cash at the AIG level and among other affiliates within the enterprise. Any change in policy concerning cash and cash equivalents is deemed to be a change in accounting principle and the financial statements of earlier years presented should be restated for comparative purposes. As such, the Company has restated the consolidated balance sheets and the consolidated statements of cash flows for this change. The Company held $2.4 billion and $1.2 billion in this investment pool account at December 31, 2008 and 2007, respectively, and $108.9 million and $98.7 million in interest-bearing cash at December 31, 2008 and 2007, respectively, which have been reclassified as short-term investments.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2007:

DEFERRED ACQUISITION COSTS

In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued an accounting standard that provides guidance on accounting for internal replacements of insurance and investment contracts other

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

than those specifically described in the accounting standard for certain long-duration contracts issued by insurance enterprises. The standard defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Internal replacements that result in a substantially changed contract are accounted for as a termination and a replacement contract. The effective date of the implementation guidance was January 1, 2007. The adoption of this guidance did not have a material effect on the Company's consolidated financial condition or results of operations.

UNCERTAINTY IN INCOME TAXES

In July 2006, the Financial Accounting Standards Board ("FASB") issued an accounting standard which clarifies the accounting for uncertainty in income tax positions. The standard prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. The standard also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The Company adopted the interpretation on January 1, 2007. No increase in the liability for unrecognized tax benefits was required upon adoption. See Note 14 for additional disclosures on this standard.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2008:

FAIR VALUE MEASUREMENTS

In September 2006, the FASB issued an accounting standard that defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but does not change existing guidance about whether an asset or liability is carried at fair value. The standard also clarifies that an issuer's credit standing should be considered when measuring liabilities at fair value. The Company adopted the standard on January 1, 2008, its required effective date. The standard must be applied prospectively, except for certain stand-alone derivatives and hybrid instruments, which must be applied as a cumulative effect of change in accounting principle to retained earnings at January 1, 2008. The adoption of the standard did not have a material effect on the Company's consolidated financial condition or results of operations.

FAIR VALUE OPTION

In February 2007, the FASB issued an accounting standard that permits entities to choose to measure at fair value many financial instruments and certain other items that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in earnings. The standard also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. The standard permits the fair value option election on an instrument-by-instrument basis for eligible items existing at the adoption date and at initial recognition of an asset or liability, or upon events that gives rise to a new basis of accounting for that instrument. The Company adopted the new standard on January 1, 2008, its required effective date. The Company did not make any fair value measurement elections upon initial adoption of the standard.

FAIR VALUE OF FINANCIAL ASSETS IN INACTIVE MARKETS

In October 2008, the FASB issued an accounting standard that provides guidance clarifying certain aspects with respect to the fair value measurements of a security when the market for that security is inactive. The Company adopted this guidance in the third quarter of 2008. The effects of adopting the new standard on the Company's consolidated financial condition and results of operations were not material.

DISCLOSURES ABOUT TRANSFERS OF FINANCIAL ASSETS AND VARIABLE INTERESTS ENTITIES

In December 2008, the FASB issued an accounting standard that amends and expands the disclosure requirements regarding transfers of financial assets and a company's involvement with variable interest entities. The standard was effective for interim and annual periods ending after December 15, 2008. Adoption of the standard did not affect the Company's financial condition, results of operations or cash flow, as only additional disclosures were required.

AMENDMENT TO OTHER-THAN-TEMPORARY IMPAIRMENT GUIDANCE

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

In January 2009, the FASB issued an accounting standard that amends the impairment guidance on recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets to achieve more consistent determination of whether an other-than-temporary impairment has occurred. The standard also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements related to the accounting for certain investments in debt and equity securities and other related guidance. The Company adopted this guidance in the fourth quarter of 2008. The effects of adopting the standard on the Company's consolidated financial condition and results of operations were not material.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2009:

NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS

In December 2007, the FASB issued an accounting standard that requires noncontrolling (i.e., minority) interests in partially owned consolidated subsidiaries to be classified in the consolidated balance sheets as a separate component of equity, or in the mezzanine section of the balance sheets (between liabilities and equity) if such interests do not qualify for "permanent equity" classification. The new standard also specifies the accounting treatment for subsequent acquisitions and sales of noncontrolling interests and how noncontrolling interests should be presented in the consolidated statements of income (loss). The noncontrolling interests' share of subsidiary income (loss) should be reported as a part of consolidated net income (loss) with disclosure of the attribution of consolidated net income (loss) to the controlling and noncontrolling interests on the face of the consolidated statements of income
(loss).

The Company adopted the new standard on January 1, 2009 and applied it prospectively, except for presentation and disclosure requirements. The consolidated statements of income (loss) for the years ended December 31, 2008 and 2007 have been retrospectively recast to include net income (loss) attributable to both the controlling and noncontrolling interests. Minority interest on the consolidated balance sheets at December 31, 2008, was reclassified to a separate component of total equity entitled noncontrolling interests.

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

In March 2008, the FASB issued an accounting standard that requires enhanced disclosures about (i) how and why the Company uses derivative instruments, (ii) how derivative instruments and related hedged items are accounted for, and (iii) how derivative instruments and related hedged items affect the Company's consolidated financial condition, results of operations, and cash flows. The Company adopted the new standard on January 1, 2009. See Note 5 for related disclosures.

SUBSEQUENT EVENTS

In May 2009, the FASB issued an accounting standard that requires disclosure of the date through which a company evaluated the need to disclose events that occurred subsequent to the balance sheet date and whether that date represents the date the financial statements were issued or were available to be issued. The Company adopted the new standard for the period ended June 30, 2009. The adoption of the new standard did not affect the Company's consolidated financial condition, results of operations or cash flows.

RECOGNITION AND PRESENTATION OF OTHER-THAN-TEMPORARY IMPAIRMENTS

In April 2009, the FASB issued an accounting standard that requires a company to recognize the credit component of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold until recovery. The standard does not change the recognition of other-than-temporary impairment for equity securities. The standard requires additional disclosures in interim and annual reporting periods for fixed maturity and equity securities. See Note 4 for the expanded disclosures.

The Company adopted the new standard on April 1, 2009 and recorded an after-tax cumulative effect adjustment to

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

increase the Company's shareholder's equity by $0.4 billion as of April 1, 2009, consisting of a decrease in accumulated deficit of $1.0 billion and an increase to accumulated other comprehensive loss of $0.6 billion, net of tax. The net increase in the Company's shareholder's equity was due to a reversal of a portion of the deferred tax asset valuation allowance for certain previous non-credit impairment charges directly attributable to the change in accounting principle (see Note 14 herein). The cumulative effect adjustment resulted in an increase of approximately $1.8 billion in the amortized cost of fixed maturity securities, which has the effect of significantly reducing the accretion of investment income over the remaining life of the underlying securities, beginning in the second quarter of 2009. The effect of the reduced investment income was offset, in part, by a decrease in the amortization of DAC and sales inducements assets.

The new standard is expected to reduce the level of other-than-temporary impairment charges recorded in earnings for fixed maturity securities due to the following required changes in the Company's accounting policy for other-than-temporary impairments:

     . Impairment charges for non-credit (e.g., severity) losses are no longer recognized in earnings;

     . The amortized cost basis of credit impaired securities will be written down through a charge to earnings to the present value of expected cash flows, rather than to fair value; and

     . For fixed maturity securities that are not deemed to be credit-impaired, the Company is no longer required to assert that it has the intent and ability to hold such securities to recovery to avoid an other-than-temporary impairment charge. Instead, an impairment charge through earnings is required only in situations where the Company has the intent to sell the fixed maturity security or it is more likely than not that the Company will be required to sell the security prior to recovery.

The following table presents the components of the change in the Company's shareholder's equity at April 1, 2009 due to the adoption of the new accounting standard for other-than-temporary impairments:

                                                                                    (Increase)
                                                                                    Decrease to
                                                                     (Increase)     Accumulated    Net Increase in
                                                                     Decrease to       Other        the Company's
                                                                     Accumulated   Comprehensive    Shareholder's
                                                                       Deficit         Loss             Equity
                                                                     -----------   -------------   ---------------
                                                                                   (In millions)
Net effect of the increase in amortized cost of available for sale
   maturity securities                                                 $1,759         $(1,759)           $ --
Net effect of related DAC, sales inducement assets and other
   insurance balances                                                    (804)            804              --
Net effect on deferred income tax assets                                   67             338             405
                                                                       ------         -------            ----
Net increase (decrease) in the Company's shareholder's equity          $1,022         $  (617)           $405
                                                                       ======         =======            ====

DETERMINING FAIR VALUE WHEN VOLUME AND LEVEL OF ACTIVITY FOR THE ASSET OR LIABILITY HAVE SIGNIFICANTLY DECREASED AND IDENTIFYING TRANSACTIONS THAT ARE NOT ORDERLY

In April 2009, the FASB issued an accounting standard that provides guidance for estimating fair value of assets and liabilities when the volume and level of activity for an asset or liability have significantly decreased and for identifying circumstances that indicate a transaction is not orderly. The new standard also requires extensive additional fair value disclosures. The adoption of the new standard on April 1, 2009, did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

MEASURING LIABILITIES AT FAIR VALUE

In August 2009, the FASB issued an accounting standards update to clarify how the fair value measurement principles should be applied to measuring liabilities carried at fair value. The update explains how to prioritize market inputs in measuring liabilities at fair value and what adjustments to market inputs are appropriate for debt obligations that are restricted from being transferred to another obligor. The update was effective beginning October

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1, 2009 for the Company. The adoption of the new standard update did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

INVESTMENTS IN CERTAIN ENTITIES THAT CALCULATE NET ASSET VALUE PER SHARE (OR ITS EQUIVALENT)

In September 2009, the FASB issued an accounting standard update that permits, as a practical expedient, a company to measure the fair value of an investment that is within the scope of the update on the basis of the net asset value per share of the investment (or its equivalent) if that value is calculated in accordance with fair value as defined by the FASB. The standard also requires enhanced disclosures. The new standard applies to investment companies that do not have readily determinable fair values such as certain hedge funds and private equity funds. The new standard was effective for interim and annual periods ending after December 15, 2009. The new standard does not apply to the Company and therefore did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

FUTURE APPLICATIONS OF ACCOUNTING STANDARDS:

CONSOLIDATION OF VARIABLE INTEREST ENTITIES

In June 2009, the FASB issued an accounting standard that amends the rules addressing consolidation of variable interest entities with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly affect the entity's economic performance and has (1) the obligation to absorb losses of the entity or (2) the right to receive benefits from the entity. The new standard also requires enhanced financial reporting by enterprises involved with variable interest entities. The new standard is effective for interim and annual periods beginning on January 1, 2010 for the Company. Earlier application is prohibited. The Company does not expect the effect of adopting this new standard on its results of operations or cash flows to be material.

3. FAIR VALUE MEASUREMENTS

3.1 FAIR VALUE OF FINANCIAL INSTRUMENTS

Amounts related to the Company's financial instruments are as follows:

                                                     December 31, 2009       December 31, 2008
                                                   ---------------------   ---------------------
                                                   Carrying                Carrying
                                                     Value    Fair Value     Value    Fair Value
                                                   --------   ----------   --------   ----------
                                                                   (In millions)
ASSETS
   Fixed maturity securities, available for sale    31,633      31,633      31,692      31,692
   Fixed maturity securities, hybrid                     3           3           8           8
   Fixed maturity securities, trading                  266         266         275         275
   Equity securities, available for sale                67          67          48          48
   Mortgage and other loans                          2,427       2,505       2,851       2,772
   Policy loans                                         41          41          45          45
   Partnerships and other invested assets            2,412       2,412       3,086       3,086
   Short-term investments                            5,564       5,564       2,649       2,649
   Derivative assets                                    14          14          47          47
   Accrued investment income                           351         351         415         415
   Separate account assets                              84          84          96          96
LIABILITIES
   Policyholder contract deposits (1)               37,652      40,005      40,193      39,349
   Derivative liabilities                               --          --          12          12
   Notes payable                                       414         262         457         244

(1) Net embedded derivatives within liability host contracts are presented within policyholder contract deposits.
     FIXED MATURITY SECURITIES, EQUITY SECURITIES AND TRADING SECURITIES

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value fixed maturity and equity securities in its available for sale and trading portfolios. Market price data generally is obtained from third party pricing vendors.

The Company estimates the fair value of fixed maturity securities not traded in active markets by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer's industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For certain fixed maturity securities that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

The fixed maturity  securities,  trading portfolio consists of an interest in ML
II. At inception, the Company's economic interest in ML II was valued at the transaction price of $347.9 million. Subsequently, the ML II interest is valued using a discounted cash flow methodology that uses the estimated future cash flows of the assets to which the ML II interest is entitled. The Company applies model-determined market discount rates to its interests. These discount rates are calibrated to the changes in the estimated asset values of the underlying assets commensurate with the Company's interests in the capital structure of the respective entities. Estimated cash flows and discount rates used in the valuations are validated, to the extent possible, using market observable information for securities with similar asset pools, structure and terms.

The fair value methodology used assumes the underlying collateral in the interest in ML II will continue to be held and generate cash flows into the foreseeable future and does not assume a current liquidation of the assets underlying the interest in ML II. Other methodologies employed or assumptions made in determining fair value for these investments could result in amounts that differ significantly for the amounts reported.

Adjustments to the fair value of the Company's interest in ML II are recorded in net investment income. The Company's interest in ML II is included in fixed maturities, trading, at fair value.

MORTGAGE AND OTHER LOANS

Fair value for mortgage loans is primarily determined by using discounted cash flow calculations based upon the Company's current incremental lending rates for similar type loans. Fair value for collateral, commercial and guaranteed loans is based principally on independent pricing services, broker quotes and other independent information.

POLICY LOANS

The fair values of the policy loans were not calculated as the Company believes it would have to expend excessive costs for the benefits derived.

PARTNERSHIPS AND OTHER INVESTED ASSETS

The Company initially estimates the fair value of investments in certain private limited partnerships and certain hedge funds by reference to the transaction price. Subsequently, the Company obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which generally are audited annually. The Company considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

SHORT-TERM INVESTMENTS

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

DERIVATIVE ASSETS AND LIABILITIES

Derivative assets and liabilities can be exchange-traded or traded over the counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, third-party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty credit default swap spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as cash collateral posted by the counterparty at the balance sheet date.

ACCRUED INVESTMENT INCOME

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

SEPARATE ACCOUNT ASSETS

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

POLICYHOLDER CONTRACT DEPOSITS

Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

The fair value of embedded derivatives contained in certain variable annuity contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience. Because of the dynamic and complex nature of the expected cash flows, risk neutral valuations are used. Estimating the underlying cash flows for these products involves many estimates and judgments, including those regarding expected market rates of return, market volatility, correlations of

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

market index returns to funds, fund performance, discount rates and policyholder behavior. With the 2008 adoption of fair value measurements and disclosure standards, this methodology was not changed, with the exception of incorporating an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior.

3.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

RECURRING FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

Beginning January 1, 2008, assets and liabilities recorded at fair value in the consolidated balance sheets are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:

     . Level 1 - Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets via third party pricing vendors. The Company does not adjust the quoted price for such instruments.

     . Level 2 - Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

     . Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability.

The following table presents information about assets and liabilities measured at fair value on a recurring basis and indicates the level of the fair value measurement based on the levels of the inputs used:

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                                             Counerparty
At December 31, 2009                                           Level 1   Level 2   Level 3     Netting      Total
------------------------------------------------------------   -------   -------   -------   -----------   -------
                                                                                (In millions)
ASSETS:
Fixed maturity securities, available for sale:
   U.S. government securities and
      government sponsored entities                              $ --    $    12    $   --      $ --       $    12
   Foreign government                                              --        125        --        --           125
   Obligations of states, municipalities and
      polical subdivisions                                         --         80        --        --            80
   Corporate debt                                                  --     22,194       845        --        23,039
   Residential mortgage-backed securities                          --      5,353       757        --         6,110
   Commercial mortgage-backed securities                           --        554       632        --         1,186
   Collateralized debt obligations / Asset-backed securities       --        439       642        --         1,081
                                                                 ----    -------    ------      ----       -------
   Total fixed maturity securities, available for sale             --     28,757     2,876        --        31,633
                                                                 ----    -------    ------      ----       -------
Fixed maturity securities, hybrid:
   Corporate debt                                                  --         --         3        --             3
                                                                 ----    -------    ------      ----       -------
   Total fixed maturity securities, hybrid                         --         --         3        --             3
                                                                 ----    -------    ------      ----       -------
Fixed maturity securities, trading:
   Corporate debt                                                  --          2        --        --             2
   Collateralized debt obligations / Asset-backed securities       --         --       264        --           264
                                                                 ----    -------    ------      ----       -------
   Total fixed maturity securities, trading                        --          2       264        --           266
                                                                 ----    -------    ------      ----       -------
Equity securities, available for sale
   Common stock                                                    34         --         5        --            39
   Preferred stock                                                 --          6        22        --            28
                                                                 ----    -------    ------      ----       -------
Total equity securities, available for sale                        34          6        27        --            67
                                                                 ----    -------    ------      ----       -------
   Partnerships and other invested assets                          --        309       508        --           817
   Short-term investments                                           3      4,192        --        --         4,195
   Derivative assets                                               --         48        --       (34)           14
   Separate account assets                                         84         --        --        --            84
                                                                 ----    -------    ------      ----       -------
Total                                                            $121    $33,314    $3,678      $(34)      $37,079
                                                                 ====    =======    ======      ====       =======
LIABILITIES:
   Policyholder contract deposits                                $ --    $    --    $    9      $ --       $     9
   Derivative liabilities                                          --         34        --       (34)           --
                                                                 ----    -------    ------      ----       -------
Total                                                            $ --    $    34    $    9      $(34)      $     9
                                                                 ====    =======    ======      ====       =======

                                                                                             Total Fair
At December 31, 2008                                           Level 1   Level 2   Level 3      Value
------------------------------------------------------------   -------   -------   -------   ----------
                                                                            (In millions)
ASSETS:
   Fixed maturity securities, available for sale                 $ --    $29,625    $2,067     $31,692
   Fixed maturity securities, hybrid                               --          8        --           8
   Fixed maturity securities, trading                              --          2       273         275
   Equity securities, available for sale                           21          2        25          48
   Partnerships and other invested assets                          --        438       567       1,005
   Short-term investments                                          --      1,486        --       1,486
   Derivative assets                                               --         47        --          47
   Separate account assets                                         96         --        --          96
                                                                 ----    -------    ------     -------
Total                                                            $117    $31,608    $2,932     $34,657
                                                                 ====    =======    ======     =======
LIABILITIES:
   Policyholder contract deposits                                $ --    $    --    $    8     $     8
   Derivative liabilities                                          --         12        --          12
                                                                 ----    -------    ------     -------
Total                                                            $ --    $    12    $    8     $    20
                                                                 ====    =======    ======     =======

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

At December 31, 2009 and 2008, Level 3 assets were 8.0 percent and 6.3 percent of total assets and Level 3 liabilities were less than 1 percent and less than 1 percent of total liabilities, respectively.

The following table present changes during the years ended December 31, 2009 and 2008 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the consolidated statements of income (loss) during the years ended December 31, 2009 and 2008 related to the Level 3 assets and liabilities that remained in the consolidated balance sheets at December 31, 2009 and 2008:

                                                                                                                        Changes in
                                                 Net Realized                  Purchases,                               Unrealized
                                                and Unrealized   Accumulated     Sales,                               Gains (Losses)
                                    Balance -   Gains (Losses)      Other       Issuances                             on Instruments
                                  Beginning of   included in    Comprehensive      and                 Balance - End  Held at End of
December 31, 2009                    Period       Income (1)    Income (Loss)  Settlements  Transfers    of Period        Period
--------------------------------  ------------  --------------  -------------  -----------  ---------  -------------  --------------
                                                                              (In millions)
ASSETS:
Fixed maturity securities,
   available for sale:
   Obligations of states,
      municipalities and
      polical subdivisions           $   46         $   4            $ --         $ (50)       $ --        $   --          $ --
   Corporate debt                       832           (24)            201           (65)        (99)          845            --
   Residential mortgage-backed
      securities                        492          (189)            222           (38)        270           757            --
   Commercial mortgage-backed
      securities                        215             9              69           (36)        375           632            --
   Collateralized debt
      obligation / Asset
      backed securities                 481           (12)            174          (204)        203           642            --
                                     ------         -----            ----         -----        ----        ------          ----
Total fixed maturity securities,
   available for sale                 2,066          (212)            666          (393)        749         2,876            --
                                     ------         -----            ----         -----        ----        ------          ----
Fixed maturity securities,
   hybrid:
   Corporate debt                        --            --              --            --           3             3            --
                                     ------         -----            ----         -----        ----        ------          ----
Total fixed maturity
   securities, hybrid                    --            --              --            --           3             3            --
                                     ------         -----            ----         -----        ----        ------          ----
Fixed maturity
   securities, trading:
   Collateralized debt
      obligation / Asset
      backed securities                 273           (22)             --            13          --           264           (22)
                                     ------         -----            ----         -----        ----        ------          ----
Total fixed maturity
   securities, trading                  273           (22)             --            13          --           264           (22)
                                     ------         -----            ----         -----        ----        ------          ----
Equity securities, available
   for sale:
   Common stock                           5            (6)              4             1           1             5            --
   Preferred stock                       20            (4)              8             1          (3)           22            --
                                     ------         -----            ----         -----        ----        ------          ----
Total equity securities,
   available for sale                    25           (10)             12             2          (2)           27            --
                                     ------         -----            ----         -----        ----        ------          ----
Partnerships and other
   invested assets                      567           (83)            (22)           34          12           508            --
                                     ------         -----            ----         -----        ----        ------          ----
   Total                             $2,931         $(327)           $656         $(344)       $762        $3,678          $(22)
                                     ======         =====            ====         =====        ====        ======          ====
LIABILITIES:
Policyholder contract
   deposits                               8             1              --            --          --             9             1
                                     ------         -----            ----         -----        ----        ------          ----
   Total                             $    8         $   1            $ --         $  --        $ --        $    9          $  1
                                     ======         =====            ====         =====        ====        ======          ====

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                                                                        Changes in
                                                 Net Realized                  Purchases,                               Unrealized
                                                and Unrealized   Accumulated     Sales,                               Gains (Losses)
                                    Balance -   Gains (Losses)      Other       Issuances                             on Instruments
                                  Beginning of   included in    Comprehensive      and                 Balance - End  Held at End of
December 31, 2008                    Period       Income (1)    Income (Loss)  Settlements  Transfers    of Period        Period
--------------------------------  ------------  --------------  -------------  -----------  ---------  -------------  --------------
                                                                              (In millions)
ASSETS:
Fixed maturity securities,
   available for sale                $2,179        $  (686)         $(132)       $   179     $   527       $2,067          $--
Fixed maturity securities,
   trading                               --            (75)            --            348          --          273          (75)
Equity securities, available
   for sale                              20             (5)            (7)            (5)         22           25           --
Partnerships and other invested
   assets                               510             57            (57)            58          (1)         567           --
Securities lending invested
   collateral                         2,884         (2,241)           599         (3,470)      2,228           --           --
                                     ------        -------          -----        -------     -------       ------         ----
      Total                          $5,593        $(2,950)         $ 403        $(2,890)    $ 2,776       $2,932         $(75)
                                     ------        -------          -----        -------     -------       ------         ----
LIABILITIES:
Policyholder contract deposits       $   18        $   (10)         $  --        $    --     $    --       $    8         $(10)
                                     ------        -------          -----        -------     -------       ------         ----
      Total                          $   18        $   (10)         $  --        $    --     $    --       $    8         $(10)
                                     ------        -------          -----        -------     -------       ------         ----

(1) Net realized and unrealized gains (losses) related to Level 3 items shown above are reported in net realized investment gains (losses) in the consolidated statements of income (loss), except for fixed maturity trading securities which are recorded in net investment income.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2009 and 2008 may include changes in fair value that were attributable to both observable and unobservable inputs.

Changes in the fair value of separate account assets are completely offset in the consolidated statements of income (loss) and comprehensive income (loss) by changes in separate account liabilities, which are not carried at fair value and therefore not included in the tables above.

FAIR VALUE OPTION - FIXED MATURITY SECURITIES, TRADING

The Company may choose to measure at fair value many financial instruments and certain other assets and liabilities that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in earnings.

The Company has elected fair value  accounting  for its economic  interest in ML
II. The Company recorded losses of $21.5 million and $75.1 million in the years ended December 31, 2009 and 2008, respectively, to reflect the change in the fair value of its interest in ML II, which were reported as a component of net investment income in the consolidated statements of income (loss).

FAIR VALUE MEASUREMENTS ON A NON-RECURRING BASIS

The Company also measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. The Company uses a variety of techniques to measure the fair value of these assets when appropriate, as described below:

Cost and equity-method investment: When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in income. In such cases, the Company measures the fair value of these assets using the techniques discussed above for fixed maturities and equity securities.

Mortgage and other loans: When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed above for mortgage and other loans.

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

GOODWILL

The Company tests goodwill for impairment whenever events or changes in circumstances indicate the carrying amount of goodwill may not be recoverable, but at least annually. When the Company determines goodwill may be impaired, the Company uses techniques that consider market-based earnings multiples of the unit's peer companies or discounted cash flow techniques based on the price that could be received in a current transaction to sell the asset assuming the asset would be used with other assets as a group (in-use premises).

4. INVESTMENTS

4.1 FIXED MATURITY AND EQUITY SECURITIES, AVAILABLE FOR SALE

Fixed maturity and equity securities classified as available-for-sale and securities lending collateral are reported at fair value. The cost or amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale by major category and securities lending collateral follow:

                                                                                                   Other-Than-
                                                  Cost or       Gross        Gross     Estimated    Temporary
                                                 Amortized   Unrealized   Unrealized      Fair     Impairments
                                                    Cost        Gains       Losses       Value       in AOCI
                                                 ---------   ----------   ----------   ---------   -----------
                                                                         (In millions)
December 31, 2009
-----------------
Fixed maturity securities, available for sale:
   U.S. government securities and government
      sponsored entities                          $    11      $    1      $    --      $    12       $  --
   Foreign government                                 114          13           (2)         125          --
   Obligations of states, municipalities and
      political subdivisions                           82          --           (2)          80          --
   Corporate debt                                  21,912       1,438         (376)      22,974          35
   Residential mortgage-backed securities           6,793         216         (899)       6,110        (301)
   Commercial mortgage-backed securities            1,508          54         (376)       1,186         (80)
   Collateralized debt obligation / asset
      backed securities                             1,118          60          (97)       1,081           8
   Affiliated securities                              107          --          (42)          65          --
                                                  -------      ------      -------      -------       -----
Total fixed maturity securities, available
   for sale                                        31,645       1,782       (1,794)      31,633        (338)
Equity securities, available for sale:
   Common stocks                                       21          20           (2)          39          --
   Preferred stocks                                    22           8           (2)          28          --
                                                  -------      ------      -------      -------       -----
Total equity securities, available for sale            43          28           (4)          67          --
                                                  -------      ------      -------      -------       -----
Total                                             $31,688      $1,810      $(1,798)     $31,700       $(338)
                                                  =======      ======      =======      =======       =====

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                  Cost or       Gross        Gross     Estimated
                                                 Amortized   Unrealized   Unrealized      Fair
                                                    Cost        Gains       Losses       Value
                                                 ---------   ----------   ----------   ---------
                                                                  (In millions)
December 31, 2008
-----------------
Fixed maturity securities, available for sale:
   U.S. government securities and government
      sponsored entities                          $     8       $  2       $    --      $    10
   Foreign government                                 100          6            (8)          98
   Obligations of states, municipalities and
      political subdivisions                          127         --            (1)         126
   Corporate debt                                  23,271        487        (1,834)      21,924
   Residential mortgage-backed securities           7,461        161          (578)       7,044
   Commercial mortgage-backed securities            1,281         45          (291)       1,035
   Collateralized debt obligation / asset
      backed securities                             1,353         49          (113)       1,289
   Affiliated securities                              291         --          (125)         166
                                                  -------       ----       -------      -------
Total fixed maturity securities,
   available for sale                              33,892        750        (2,950)      31,692
Equity securities, available for sale:
   Common stocks                                       27          2            (4)          25
   Preferred stocks                                    23          1            (1)          23
                                                  -------       ----       -------      -------
Total equity securities, available for sale            50          3            (5)          48
                                                  -------       ----       -------      -------
Total                                             $33,942       $753       $(2,955)     $31,740
                                                  =======       ====       =======      =======

The following table summarizes the Company's gross unrealized losses and estimated fair values on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2009 and 2008:

                                                 Less than 12 Months    12 Months or More            Total
                                                 -------------------   -------------------   --------------------
                                                  Fair    Unrealized    Fair    Unrealized     Fair    Unrealized
December 31, 2009                                 Value     Losses      Value     Losses      Value      Losses
----------------------------------------------   ------   ----------   ------   ----------   -------   ----------
                                                                           (In millions)
Fixed maturity securities, available for sale:
   U.S. government securities and government
   Foreign government                            $   11    $    --     $   14     $  (2)     $    25    $    (2)
   Obligations of states, municipalities and
      political subdivisions                         40         (1)         9        (1)          49         (2)
   Corporate debt                                 3,722       (169)     2,452      (207)       6,174       (376)
   Residential mortgage-backed securities         1,030       (510)     1,693      (389)       2,723       (899)
   Commercial mortgage-backed securities            447       (326)       377       (50)         824       (376)
   Collateralized debt obligation / asset
      backed securities                             291        (72)       237       (25)         528        (97)
   Affiliated securities                             --         --         65       (42)          65        (42)
                                                 ------    -------     ------     -----      -------    -------
Total fixed maturity securities,
   available for sale                             5,541     (1,078)     4,847      (716)      10,388     (1,794)
Equity securities, available for sale:
   Common stocks                                      6         (2)        --        --            6         (2)
   Preferred stocks                                   2         (2)        --        --            2         (2)
                                                 ------    -------     ------     -----      -------    -------
Total equity securities, available for sale           8         (4)        --        --            8         (4)
                                                 ------    -------     ------     -----      -------    -------
Total                                            $5,549    $(1,082)    $4,847     $(716)     $10,396    $(1,798)
                                                 ======    =======     ======     =====      =======    =======

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                 Less than 12 Months    12 Months or More            Total
                                                 -------------------   -------------------   --------------------
                                                   Fair   Unrealized    Fair    Unrealized     Fair    Unrealized
December 31, 2008                                 Value     Losses      Value     Losses      Value      Losses
----------------------------------------------   -------  ----------   ------   ----------   -------   ----------
                                                                           (In millions)
Fixed maturity securities, available for sale:
   Foreign government                            $    46   $    (8)    $    1    $    --     $    47    $    (8)
   Obligations of states, municipalities and
      political subdivisions                          72        (1)         5         --          77         (1)
   Corporate securities                           10,086      (989)     3,917       (845)     14,003     (1,834)
   Residential mortgage-backed securities          1,580      (350)       931       (228)      2,511       (578)
   Commercial mortgage-backed securities             579      (211)       148        (80)        727       (291)
   Collateralized debt obligation / asset
      backed securities                              535       (59)       191        (54)        726       (113)
   Affiliated securities                             157      (114)         8        (11)        165       (125)
                                                 -------   -------     ------    -------     -------    -------
Total fixed maturity securities,
   available for sale                             13,055    (1,732)     5,201     (1,218)     18,256     (2,950)
Equity securities, available for sale:
   Common stocks                                      11        (4)        --         --          11         (4)
   Preferred stocks                                    5        (1)        --         --           5         (1)
                                                 -------   -------     ------    -------     -------    -------
Total equity securities, available for sale           16        (5)        --         --          16         (5)
                                                 -------   -------     ------    -------     -------    -------
Total                                            $13,071   $(1,737)    $5,201    $(1,218)    $18,272    $(2,955)
                                                 =======   =======     ======    =======     =======    =======

As of December 31, 2009,  the Company held 1,686  individual  fixed maturity and equity securities that were in an unrealized loss position, of which 728 individual securities were in an unrealized loss position continuously for 12 months or more.

The Company did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2009, because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

The amortized cost and estimated fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2009 were as follows:

                                                            Total Fixed Maturity
                                                       Available For Sale Securities
                                                       -----------------------------
                                                           Amortized    Estimated
                                                              Cost     Fair Value
                                                           ---------   ----------
                                                                (In millions)
Due in one year or less                                     $ 1,667     $ 1,702
Due after one year through five years                         9,337       9,824
Due after five years through ten years                        8,872       9,335
Due after ten years                                           2,350       2,395
Mortgage-backed, asset-backed and collateralized:             9,419       8,377
                                                            -------     -------
Total fixed maturity securities, available for sale         $31,645     $31,633
                                                            =======     =======

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity.

At December 31, 2009, the Company's investments included one investment in a single entity that exceeded 10 percent of the Company's consolidated shareholder's equity. This investment of $5.4 billion was in a short-term money market investment. At December 31, 2008, the Company's investments included five investments in single entities that each exceeded 10 percent of the Company's consolidated shareholder's equity. These investments

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

included short-term money market investments, highly rated mortgage-backed securities of a single issuer, and public high grade bonds. Two of the issuing entities were U.S. government agencies.

At December 31, 2009, $6.4 million of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

See Note 7 for information on events and transactions related to the Company's participation in AIG's U.S. Securities Lending Program.

4.2 FIXED MATURITY SECURITIES, TRADING

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance company subsidiaries of AIG sold to ML II all of their individual interests in a pool of $39.3 billion face amount of RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1 billion plus a participation in the residual, each of which is subordinated to the repayment of a loan from the Federal Reserve Bank of New York ("New York Fed") to ML II.

Neither AIG nor the Company have any control rights over ML II. The Company has determined that ML II is a variable interest entity ("VIE") and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale. The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. The interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 3 herein for further discussion of the Company's fair value methodology and the valuation of ML II.

Net unrealized gains and losses included in the consolidated statements of income (loss) from fixed maturity securities classified as trading securities in 2009, 2008 and 2007 were $21.9 million of losses, $77.1 million of losses and $4.8 million of gains, respectively.

See Note 7 herein for additional information regarding the Securities Lending Program and the sale of the RMBS to ML II.

4.3 MORTGAGE LOANS ON REAL ESTATE

At December 31, 2009, the Company had direct commercial mortgage loan exposure of $2.40 billion. At that date, substantially all of the loans were current.

The commercial loan exposure by state and type of loan, at December 31, 2009, were as follows:

State          # of Loans   Amount*   Apartments   Offices   Retails   Industrials   Hotels   Others   % of Total
------------   ----------   -------   ----------   -------   -------   -----------   ------   ------   ----------
                                                       ($ In millions)
California         46       $  963       $ --       $  590     $ 13        $169       $59      $132       40.1%
New York           13          225         53          115       12          --         8        37        9.4%
New Jersey          9          171         69           74       --           4        --        24        7.1%
Texas              12          168          5          109       --          43        --        11        7.0%
Pennsylvania       30          166         22           69       30          45        --        --        6.9%
Other states       71          709          6          398      124          --        --       181       29.5%
                  ---       ------       ----       ------     ----        ----       ---      ----      -----
   Total          181       $2,402       $155       $1,355     $179        $261       $67      $385      100.0%
                  ===       ======       ====       ======     ====        ====       ===      ====      =====

*    Excludes portfolio valuation allowance

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Company's mortgage and other loan valuation allowance activity are as follows:

                                       2009   2008   2007
                                       ----   ----   ----
                                         (In millions)
Allowance, beginning of year           $ 34    $--   $--
   Additions to allowance for losses    237     34    --
   Charge-offs, net of recoveries       (56)    --    --
                                       ----    ---   ---
Allowance, end of period               $215    $34   $--
                                       ====    ===   ===

The Company's impaired mortgage loans are as follows:

                                                2009   2008
                                               -----   ----
                                               (In millions)
Impaired loans with valuation allowances       $ 279   $ 77
Impaired loans without valuation allowances      153     --
                                               -----   ----
   Total impaired loans                          432     77
Less: Valuation allowances on impaired loans    (122)   (34)
                                               -----   ----
   Impaired loans, net                         $ 310   $ 43
                                               =====   ====

The Company recognized $16.4 million and $4.4 million in interest income on the above impaired mortgage loans for the years ended December 31, 2009 and 2008, respectively. The Company did not recognize any interest income on impaired loans for the year ended December 31, 2007.

4.4 INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                             2009     2008     2007
                                            ------   ------   ------
                                                  (In millions)
Investment income:
   Fixed maturities                         $2,242   $2,411   $2,805
   Equity securities                             1        2        7
   Mortgage and other loans receivable         153      146      167
   Policy loans                                  3        2        3
   Partnerships and other invested assets      140     (516)     409
   Other investment income                      20      193       64
                                            ------   ------   ------
   Gross investment income                   2,559    2,238    3,455
   Investment expenses                         (39)     (31)     (35)
                                            ------   ------   ------
Net investment income                       $2,520   $2,207   $3,420
                                            ======   ======   ======

The carrying value of investments that produced no investment income during 2009 was $423.0 million, which is 1.0 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.5 NET REALIZED INVESTMENT GAINS (LOSSES)

Realized gains (losses) by type of investment were as follows for the years ended December 31:

                                                             2009      2008      2007
                                                           -------   --------   -----
                                                                 (In millions)
Sales of fixed maturity securities, available for sale:
   Gross gains                                             $   310   $  1,564   $ 118
   Gross losses                                               (103)    (2,028)   (147)
Sales of equity securities, available for sale:
   Gross gains                                                   7         21      12
   Gross losses                                                 (1)        (1)     --
Mortgage and other loans:
   Gross gains                                                   8          4      --
   Gross losses                                               (244)        (9)     (3)
Partnerships and other invested assets:
   Gross gains                                                   7         91      23
   Gross losses                                                 (5)       (27)    (31)
Derivatives:
   Gross gains                                                   9      1,298      23
   Gross losses                                                (30)    (1,506)    (27)
Securities lending collateral, including other-than-
   temporary impairments                                        (8)    (7,109)   (334)
Other-than-temporary impairments:
   Total other-than-temporary impairments on
      available for sale securities                           (958)    (3,185)   (377)
   Portion of other-than-temporary impairments on
      available for sale fixed maturity securities
      recognized in accumulated other comprehensive
      loss                                                     123         --      --
                                                           -------   --------   -----
Net other-than-temporary impairments on available
   for sale securities recognized in net income (loss)        (835)    (3,185)   (377)
Other-than-temporary impairments on all other
   investments                                                (208)       (21)    (11)
                                                           -------   --------   -----
Net realized investment gains (losses) before taxes        $(1,093)  $(10,908)  $(754)
                                                           =======   ========   =====

For the year ended December 31, 2009, the aggregate fair value of available for sale securities sold was $1.05 billion, which resulted in a net realized capital loss of $102.8 million.

The following table presents a rollforward of the credit impairments recognized in earnings for available for sale fixed maturity securities held by the Company for the nine months ended December 31, 2009:

                                                                                       December 31,
                                                                                           2009
                                                                                       ------------
                                                                                       (In millions)
Balance, March 31, 2009                                                                   $ --
Increases due to:
    Credit losses remaining in accumulated deficit related to the adoption of new
       other-than-temporary impairment standard                                            991
    Credit impairments on new securities subject to impairment losses                       31
    Additional credit impairments on previously impaired securities                        207
Reductions due to:
    Credit impaired securities fully disposed for which there was no prior intent or
       requirement to sell                                                                 240
    Accretion on securities previously impaired due to credit                               32
                                                                                          ----
Balance, December 31, 2009                                                                $957
                                                                                          ====

5. DERIVATIVE FINANCIAL INSTRUMENTS

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. See Notes 2 and 3 for further discussion on derivative financial instruments.

The following table presents the notional amount and gross fair value of derivative financial instruments, by their underlying risk exposure, excluding embedded derivatives, held at:

                                                        Derivative Assets     Derivative Liabilities
                                                     ----------------------   ----------------------
                                                      Notional       Fair      Notional       Fair
                                                     Amount (1)   Value (2)   Amount (1)   Value (2)
                                                     ----------   ---------   ----------   ---------
                                                                      (In millions)
December 31, 2009
-----------------
DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS:
   Interest rate contracts                              $654         $31         $400         $20
   Foreign exchange contracts                             92          10           90          14
   Equity contracts                                       22           7           --          --
                                                        ----         ---         ----         ---
TOTAL DERIVATIVE INSTRUMENTS                            $768         $48         $490         $34
                                                        ====         ===         ====         ===

December 31, 2008
-----------------
DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS:
   Interest rate contracts                              $583         $53         $526         $34
   Foreign exchange contracts                            127          23           79          12
   Equity contracts                                       22           5           --          --
                                                        ----         ---         ----         ---
TOTAL DERIVATIVE INSTRUMENTS                            $732         $81         $605         $46
                                                        ====         ===         ====         ===

(1) Notional or contractual amounts of derivative financial instruments represent a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded on the consolidated balance sheets. Notional amounts generally represent the amounts used to calculate contractual cash flows to be exchanged and are only paid or received for certain contracts, such as currency swaps.

(2) Fair value amounts are shown before the effects of counterparty netting adjustments. See Note 3 for additional information regarding the Company's fair value measurement of derivative instruments.

The Company's interest rate contracts include interest rate swaps and short futures options. The interest rate swap agreements convert specific investment securities from a floating to a fixed-rate basis and are used to mitigate the impact of changes in interest rates on certain investment securities. The Company buys and sells exchange traded short futures contracts on U.S. Treasury notes to hedge interest rate exposures on certain bonds purchased for the Company's trading portfolio. The short futures contracts have terms no longer than three months at the time of purchase and all such positions are closed out each quarter end.

Foreign exchange contracts used by the Company include cross-currency interest rate swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

The Company purchases equity contracts, such as call options, to hedge certain guarantees of specific equity-indexed annuity products. Call options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation to purchase a financial instrument at a specified price within a specified period of time.

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Derivative instruments are reported as assets or liabilities based on the Company's net position with each counterparty, in accordance with the Company's signed master netting agreements. The derivative instruments reported in the preceding table are recorded in the consolidated balance sheets at fair value as follows:

                               2009     2008
                               ----     ----
                               (In millions)

   Derivative assets            $14     $ 47
   Derivative liabilities        --      (12)
                               ----     ----
TOTAL DERIVATIVE INSTRUMENTS    $14     $ 35
                               ====     ====

The Company recorded the following change in value of its derivative financial instruments and embedded derivatives, including periodic net coupon settlements and gains and losses on sales of derivatives in net realized investment gains (losses) in the consolidated statements of income (loss):

                                                     2009    2008   2007
                                                     ----   -----   ----
                                                        (In millions)

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS:
   Interest rate contracts                           $ (7)  $  32   $  4
   Foreign exchange contracts                         (15)     33    (18)
   Equity contracts                                     2     (12)     7
   Other contracts                                     (1)   (261)    (2)
                                                     ----   -----   ----
TOTAL                                                $(21)  $(208)  $ (9)
                                                     ====   =====   ====

The Company issues certain equity indexed products which contain provisions that are considered embedded derivatives. The fair value of these embedded derivatives are reflected in the policyholder contract deposits of the consolidated balance sheets. The changes in fair value of the embedded derivatives are reported in net realized investment gains (losses) in the accompanying consolidated statements of income (loss).

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. At December 31, 2009 and 2008, the Company had $10.7 million and $24.6 million, respectively, of net derivative assets outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date. See Note 15 for additional discussion of this related party relationship.

6. VARIABLE INTEREST ENTITIES

The accounting standard related to the consolidation of variable interest entities provides the guidance for the determination of consolidation for certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity that is at risk which would allow the entity to finance its activities without additional subordinated financial support. This guidance recognizes that consolidation based on majority voting interest should not apply to these VIEs. A VIE is consolidated by its primary beneficiary, which is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

The Company primarily determines whether it is the primary beneficiary or a significant interest holder based on a qualitative assessment of the VIE. This includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and the Company's interests in the entity which either create or absorb variability. The Company evaluates the design of the VIE and the related risks the entity was designed to expose the variable interest holders to in evaluating consolidation. In limited cases, when it may be unclear from a qualitative standpoint if the Company is the primary beneficiary, the Company uses a quantitative analysis to calculate the probability weighted expected losses and probability weighted expected residual returns using cash flow modeling.

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Company had no off balance sheet exposure associated with VIEs at December 31, 2009. The Company's total off balance sheet exposure associated with VIEs was $41.3 million at December 31, 2008.

The following table presents the Company's total assets, total liabilities and off-balance sheet exposure associated with its significant variable interests in consolidated VIEs:

                               At December 31,
                 ------------------------------------------
                     VIE           VIE         Off-Balance
                    Assets     Liabilities   Sheet Exposure
                 -----------   -----------   --------------
                 2009   2008   2009   2008   2009      2008
                 ----   ----   ----   ----   ----      ----
                                (In millions)
Castle 2 Trust   $921   $983   $553   $609   $ --      $ --

The Company defines a variable interest as significant relative to the materiality of its interest in the VIE. The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE,
(ii) the notional amount of VIE assets or liabilities where the Company has also provided credit protection to the VIE with the VIE as the referenced obligation, or (iii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by the Company generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to the Company, except in limited circumstances when the Company has provided a guarantee to the VIE's interest holders.

The following table presents total assets of unconsolidated VIEs in which the Company holds a significant variable interest or is a sponsor that holds variable interest in a VIE, and the Company's maximum exposure to loss associated with these VIEs:

                                                   Maximum Exposure to Loss
                                              ----------------------------------
                                               On-Balance    Off-Balance
                                                  Sheet         Sheet
                                              ------------   -----------
                                                Purchased    Commitments
                                  Total VIE   and Retained       and
                                    Assets      Interests     Guarantees   Total
                                  ---------   ------------   -----------   -----
                                                   (In millions)
December 31, 2009
-----------------
Real estate and investment funds   $   467        $ 78           $--        $ 78
CLOs/CDOs                              727          67            --          67
Maiden Lane II                      15,911         264            --         264
                                   -------        ----           ---        ----
Total                              $17,105        $409           $--        $409
                                   =======        ====           ===        ====

December 31, 2008
-----------------
Real estate and investment funds   $   733        $107           $41        $148
CLOs/CDOs                              390          11            --          11
Maiden Lane II                      19,190         273            --         273
                                   -------        ----           ---        ----
Total                              $20,313        $391           $41        $432
                                   =======        ====           ===        ====

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

BALANCE SHEET CLASSIFICATION

The Company's interest in the assets and liabilities of consolidated and unconsolidated VIEs were classified on the Company's consolidated balance sheets as follows:

                                                               At December 31,
                                                   ---------------------------------------
                                                   Consolidated VIEs   Unconsolidated VIEs
                                                   -----------------   -------------------
                                                      2009   2008          2009   2008
                                                      ----   ----          ----   ----
                                                               (In millions)
Assets:
   Short-term investments                             $121   $109          $ --   $ --
   Restricted cash                                      39     50            --     --
   Available for sale securities                        --     --            67     11
   Trading securities (primarily Maiden Lane II)        --     --           264    273
   Other invested assets                                --     --            78    107
   Aircraft                                            752    807            --     --
   Derivative assets                                     3     11
   Other asset accounts                                  6      6            --     --
                                                      ----   ----          ----   ----
Total assets                                          $921   $983          $409   $391
                                                      ====   ====          ====   ====
Liabilities:
Notes payable:
   To affiliates                                      $374   $412          $ --   $ --
   To third parties                                     72     80            --     --
   Other liabilities                                   107    117            --     --
                                                      ----   ----          ----   ----
Total liabiilties                                     $553   $609          $ --   $ --
                                                      ====   ====          ====   ====

MAIDEN LANE II

On December 12, 2008, the Company and certain other domestic insurance subsidiaries sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II, whose sole member is the New York Fed. The Company has a significant variable economic interest in ML II, which is a VIE. See Note 7 for details regarding the terms of the sale of the RMBS to ML II.

The Company enters into various arrangements with VIEs in the normal course of business. The Company is involved with VIEs primarily as passive investors in debt securities (rated and unrated) and equity interests issued by VIEs.

REAL ESTATE AND INVESTMENT FUNDS

The Company is an investor in various real estate investments, some of which are VIEs. These investments are typically with unaffiliated third-party developers via a partnership or limited liability company structure. The VIE's activities consist of the development or redevelopment of commercial and residential real estate. The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity funds and some funds managed by AIG Investments (an affiliate). The Company is typically not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs.

CLOs/CDOs

The Company invests in CDOs and CLOs. In CDO and CLO transactions, a special purpose entity purchases a portfolio of assets such as bank loans, corporate debt, or non-performing credits and issues trust certificates or debt securities that represent interests in the portfolio of assets. These transactions can be cash-based or synthetic and are actively or passively managed.

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

MORTGAGE BACKED SECURITIES

The Company is a passive investor in mortgage backed securities primarily issued by domestic entities that are typically structured as a Qualifying Special Purpose Entity ("QSPE"). The Company does not sponsor or transfer assets to the entities and was not involved in the design of the entities; as such, the Company has not included these entities in the above table. As the non-sponsor and non-transferor, the Company does not have the information needed to conclusively verify that these entities are QSPEs. The Company's maximum exposure is limited to its investment in securities issued by these entities and is not the primary beneficiary of the overall entity activities. The fair value of the Company's investment in mortgage backed securities is disclosed in Note 3.

7. SECURITIES LENDING PROGRAM

The Company and certain other wholly owned U.S. insurance company subsidiaries of AIG historically participated in AIG's U.S. securities lending program (the "Securities Lending Program"), which was managed by an affiliated agent, AIG Securities Lending Corp. (the "Agent") and an affiliated investment advisor for the benefit of the insurance company participants (collectively, "the Participants").

During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings.

On December 8, 2008, in conjunction with the termination of the Securities Lending Program, the Company purchased corporate credit and other asset-backed securities at fair values totaling $1.06 billion from the Securities Lending Program's collateral account.

On December 12, 2008, the Securities Lending Program was terminated, following the sale of long-term investments held by the Agent in the Securities Lending Program's collateral account and the settlement of all outstanding securities lending transactions. Prior to the termination of the Securities Lending Program, the Participants recognized realized capital losses on other-than-temporary impairments and sales of the long-term investments. AIG made capital contributions to the Participants, which were funded directly to the Securities Lending Program's collateral account, and which largely offset the obligations of the Participants to contribute to the collateral account their pro rata share of any investment losses incurred.

The Company recorded the following amounts in 2008 related to the Securities Lending Program:

                                                                                       ($ in millions)
For the year ended December 31, 2008:
Realized gains (losses) on securities lending collateral:
   Net realized gains (losses) on RMBS sold to ML II                                       $  (760)
   Net realized gains (losses) on all other asset sales                                       (718)
   Realized losses due to other-than-temporary declines in value                            (5,631)
                                                                                           -------
      Total                                                                                $(7,109)
                                                                                           =======
Net realized gains (losses) related to lent securities with insufficient collateral:
   Deemed sales of lent securities                                                         $  (272)
   Forward purchase commitments                                                               (271)
                                                                                           -------
      Total                                                                                $  (543)
                                                                                           =======

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

At December 31, 2008, the Company's assets included undistributed funds held in the Securities Lending Program collateral account and a receivable from affiliate for amounts due to the Company from the Agent. The Company received settlement of the following amounts during 2009, and terminated its securities lending agency agreement with the Agent effective as of December 31, 2009:

                                                       December 31,   December 31,
                                                           2009           2008
                                                       ------------   ------------
                                                           ($ in millions)
Undistributed Securities Lending Program assets,
   in short term investments                                $--           $76
Receivable from affiliated Agent in amounts due from
   related parties                                           --            67

On September 19, 2008, a proceeding was commenced pursuant to the provisions of the Securities Investor Protection Act of 1970 ("SIPA") with respect to Lehman Brothers Inc. ("Lehman") and a trustee was appointed to administer the Lehman estate. On that date, securities owned by the Company and certain other Participants (collectively, the "Affected Participants") were on loan to Lehman under a master securities lending agreement (the "MSLA"). The commencement of this SIPA proceeding constituted an event of default under the MSLA, and the lent securities were not returned by Lehman. The Affected Participants reported the lent securities that were not returned by Lehman as sales. As a result of the default, the Affected Participants exercised their remedies under the MSLA to apply collateral held against the amounts owed by Lehman. On November 17, 2008, the Participants instructed the Agent to distribute assets from the Securities Lending Program collateral account having an aggregate fair value equal to the aggregate fair value of the unreturned lent securities on that date. The assets distributed included corporate credit and other asset-backed securities. The remaining collateral held with respect to securities loaned to Lehman was distributed in cash to the Affected Participants on December 30, 2008 and is reflected in other liabilities at December 31, 2009 and 2008.

MAIDEN LANE II

On December 12, 2008, in conjunction with the termination of the Securities Lending Program, AIG, the Participants and the Agent entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with Maiden Lane II LLC ("ML II"), a Delaware limited liability company whose sole member is the New York Fed. Pursuant to the Asset Purchase Agreement, the Participants sold to ML II all of their undivided interests in a pool of $39.3 billion par amount of RMBS held in the Securities Lending Program's collateral account. In exchange for the RMBS, the Participants received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price, as described below. The total purchase price was based on the fair value of the RMBS as of October 31, 2008, and the Participants recognized a realized loss of $2.2 billion on the transaction. The amount of the initial payment and the deferred contingent portions of the total purchase price were allocated among the Participants based on their respective ownership interests in the pool of RMBS as of September 30, 2008.

Pursuant to a credit agreement, the New York Fed, as senior lender, made a loan to ML II (the "ML II Senior Loan") in the aggregate amount of $19.5 billion (such amount being the cash purchase price of the RMBS payable by ML II on the closing date after certain adjustments, including payments on RMBS for the period between the transaction settlement date of October 31, 2008 and the closing date of December 12, 2008). The ML II Senior Loan is secured by a first priority security interest in the RMBS and all property of ML II, bears interest at a rate per annum equal to one-month LIBOR plus 1.0 percent and has a stated six-year term, subject to extension by the New York Fed at its sole discretion. After the ML II Senior Loan has been repaid in full, to the extent there are sufficient net cash proceeds from the RMBS, the Participants will be entitled to receive from ML II a portion of the deferred contingent purchase price in the amount of up to $1.0 billion plus interest that accrues from the closing date and is capitalized monthly at the rate of one-month LIBOR plus 3.0 percent. Upon payment in full of the ML II Senior Loan and the accrued distributions on the Participants' fixed portion of the deferred contingent purchase price, all remaining amounts received by ML II will be paid five-sixths to the New York Fed as contingent interest and one-sixth to the Participants as remaining deferred contingent purchase price. The New York Fed will have sole control over ML II and the sales of the RMBS by ML II so long as the New York Fed has any interest in the Senior Loan.

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8. DEFERRED POLICY ACQUISITIONS COSTS, COST OF INSURANCE PURCHASED AND DEFERRED SALES INDUCEMENTS

The following table summarizes the activity in deferred acquisition costs:

                                                            2009      2008     2007
                                                           -------   ------   ------
                                                                 (In millions)

Balance at January 1                                       $ 3,094   $1,929   $1,907
   Deferrals                                                   186      316      240
   Accretion of interest/amortization                         (384)    (458)    (431)
   Effect of net unrealized loss on securities (1)          (1,194)     595      122
   Effect of net realized investment losses (2)                 71      865       87
   Effect of unlocking of assumptions used in estimating
      future gross profits                                     (30)    (153)       4
                                                           -------   ------   ------
Balance at December 31                                     $ 1,743   $3,094   $1,929
                                                           =======   ======   ======

(1) In 2009, an increase of $567.1 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (2) below with no net impact to the DAC balance.

(2) In 2009, a decrease of $567.1 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (1) above with no net impact to the DAC balance.

The following table summarizes the activity in cost of insurance purchased:

                                                           2009   2008   2007
                                                           ----   ----   ----
                                                              (In millions)

Balance at January 1                                       $172   $131   $146
   Deferrals                                                 --     --     --
   Accretion of interest/amortization                       (14)   (14)   (22)
   Effect of net unrealized loss on securities (1)          (59)    25      2
   Effect of net realized investment losses (2)               9     34      7
   Effect of unlocking of assumptions used in estimating
      future gross profits                                   (3)    (4)    (2)
                                                           ----   ----   ----
Balance at December 31                                     $105   $172   $131
                                                           ====   ====   ====

CIP amortization, net of accretion of interest, expected to be recorded in each of the next five years is $17.7 million, $14.6 million, $12.6 million, $10.8 million and $7.0 million, respectively.

(1) In 2009, an increase of $33.4 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (2) below with no net impact to the CIP.

(2) In 2009, a decrease of $33.4 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (1) above with no net impact to the CIP.

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table summarizes the activity in deferred sales inducements:

                                                            2009   2008   2007
                                                           -----  -----  -----
                                                              (In millions)
Balance at January 1                                       $ 989  $ 598  $ 563
   Deferrals                                                  85    102    100
   Accretion of interest/amortization                       (131)  (146)  (122)
   Effect of net unrealized loss on securities (1)          (413)   194     41
   Effect of net realized investment losses (2)               27    289     32
   Effect of unlocking of assumptions used in estimating
      future gross profits                                   (10)   (48)   (16)
                                                           -----  -----  -----
Balance at December 31                                     $ 547  $ 989  $ 598
                                                           =====  =====  =====

(1) In 2009, an increase of $203.5 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (2) below with no net impact to the sales inducement balance.

(2) In 2009, a decrease of $203.5 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (1) above with no net impact to the sales inducement balance.

The Company adjusts amortization when the assumptions underlying the estimates of current or future gross profits to be realized are revised. The Company reviews the assumptions at least annually. In 2009, 2008 and 2007, the Company recorded additional amortization primarily based on changes in lapse rates.

9. POLICYHOLDER CONTRACT DEPOSITS AND FUTURE LIFE POLICY BENEFITS

Substantially all of the Company's insurance and annuity liabilities relate to long-duration contracts. The contracts normally cannot be changed or canceled by the Company during the contract period.

Total future policy benefits liabilities were $2.6 billion and $2.6 billion for the years ended December 31, 2009 and 2008, respectively. Future policy benefits liabilities included life contingent annuities of $2.6 billion and $2.6 billion, ordinary life of $28.8 million and $30.0 million, and other benefit reserves of $0.3 million and $0.5 million for the years ended December 31, 2009 and 2008, respectively.

Total policyholder contract deposits liabilities were $37.7 billion and $40.2 billion for the years ended December 31, 2009 and 2008, respectively.
Policyholder contract deposits liabilities included annuities of $37.3 billion and $39.9 billion and other contract deposits of $0.4 billion and $0.3 billion for the years ended December 31, 2009 and 2008, respectively.

10. REINSURANCE

The Company's reinsurance agreements do not relieve it from its direct obligation to its insured. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial strength of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers. Assets, including reinsurance receivables and prepaid reinsurance premiums, and liabilities relating to reinsurance contracts are included in but not separately identified in the Company's financial statements.

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

LIFE REINSURANCE

The Company has a closed block of life insurance business. Prior to closing the block of life insurance business, the Company limited its exposure to loss on any single life insurance policy in order to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage contracts.

ANNUITY REINSURANCE

On October 1, 2003, the Company entered into a coinsured/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("ALB"), an affiliate. The agreement has an effective date of January 1, 2003. Under the agreement, ALB reinsures 100 percent quota share of the Company's liability on virtually all general account deferred annuity contracts issued by the Company with issue dates on or after January 1, 2003. The agreement was amended on September 25, 2007 to terminate the agreement for new business as of July 1, 2007. Under the agreement, the Company will retain the assets supporting the reserves ceded to ALB. At December 31, 2009 and 2008, these assets and the related reserves totaled approximately $17.0 billion and $20.5 billion, respectively. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. This agreement does not meet the criteria for reinsurance accounting under GAAP, therefore, deposit accounting is applied.

11. NOTES PAYABLE

On January 14, 2004, Castle 2 Trust issued five classes of notes payable.

The repayment terms of each class of notes are such that certain principal amounts are expected to be repaid on dates which are based on certain operating assumptions or refinanced through the issuance of new notes, but in any event are ultimately due for repayment on November 15, 2026. Castle 2 Trust has the right to make an optional redemption of any class of the notes. Should Castle 2 Trust choose to exercise an early redemption of any of the notes, it may be required to pay a redemption premium.

The dates on which principal repayments on the notes will actually occur will depend on the cash flows generated from the portfolio of aircraft, Castle 2 Trust's ability to refinance any or all of the notes and the amount of operating costs incurred in the ordinary course of business.

The notes are obligations solely of Castle 2 Trust and are not secured by the aircraft. The notes are not guaranteed by any lessee, sellers of aircraft, trustees of Castle 2 Trust, the Company or other beneficial interest holders of Castle 2 Trust, or any other person.

The balance of these notes was $413.9 million and $456.6 million as of December 31, 2009 and 2008, respectively, which includes unamortized hedge accounting fair value adjustments of $12.1 million and $15.2 million, respectively. The outstanding principal balance was $426.0 million and $471.9 million at December 31, 2009 and 2008, respectively.

The weighted average interest rate on the notes during the twelve months ended December 31, 2009 and 2008 was 5.7 percent and 6.0 percent, respectively.

12. COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

The Company has various long-term, non-cancelable operating leases, primarily for office space and equipment. Lease expense and future minimum lease commitments under these operating leases are not significant to the Company's consolidated results of operations or financial condition. The majority of the leases have terms of five years or less.

Rent expense was immaterial to the Company's consolidated financial condition.

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The leasing operations of Castle 2 Trust consist of leasing aircraft under operating leases which expire on various dates. At December 31, 2009, future minimum lease payments to be received by Castle 2 Trust under operating leases for the year ended December 31 are as follows:

             (In millions)
2010             $ 97
2011               71
2012               59
2013               37
2014               27
Thereafter         25
                 ----
Total            $316
                 ====

Commitments to Fund Partnership Investments

The Company had unfunded limited partnership investment commitments totaling $474.4 million at December 31, 2009. These capital commitments can be called by the partnership during the commitment period (on average five years) to fund working capital needs or purchase new investments. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitments but may elect to do so.

Mortgage Loan Commitments

The Company had $53.7 million in commitments relating to mortgage loans at December 31, 2009.

CONTINGENT LIABILITIES

Legal and Regulatory Matters

The Company is party to various lawsuits and proceedings arising in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the consolidated financial position, results of operations or cash flows of the Company.

All fifty states have laws requiring solvent life insurance companies to pay assessments to protect the interests of policyholders of insolvent life insurance and annuity companies. The Company recognizes a liability for insurance-related assessments when all of the following three conditions have been met: (i) an assessment has been imposed or information available prior to the issuance of financial statements indicates it is probable that an assessment will be imposed, (ii) the event obligating the Company to pay an imposed or probable assessment occurred on or before the date of the financial statements and (iii) the amount of the assessment can be reasonably estimated. The December 31, 2009 liability was estimated by the Company using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While it is not possible to exactly estimate the portion of the industry assessments for which the Company will be responsible, it is expected that any difference between the estimated assessments and the actual assessments will not be material to the Company's consolidated results of operations and financial position. Although the amount accrued of $17.7 million represents the Company's best estimate of its liability, this estimate may change in the future.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

Prior to September 22, 2008, the Company and certain affiliates were parties to an existing inter-affiliate credit facility (the "facility"), under which the Company and such affiliates committed to make loans to AIG and received from AIG an annual facility fee at a specified rate. The facility was terminated on September 22, 2008, in connection with AIG's entry into an $85 billion revolving credit facility with the New York Fed. All amounts owing from AIG to the Company under the facility as of its termination date have been paid in full.

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13. SHAREHOLDER'S EQUITY

Capital contributions received by the Company for the years ended December 31 were as follows:

                                              2009    2008    2007
                                              ----   ------   ----
                                                 (In millions)
Cash from Parent                              $505   $  260   $--
Contributions related to Securities Lending
   Program (see Note 7)                         --    5,963    78
                                              ----   ------   ---
      Total cash contributions                 505    6,223    78
Contributions of securities at fair value       --    1,290    --
All other non cash contributions                 1       --    --
                                              ----   ------   ---
      Total capital contributions             $506   $7,513   $78
                                              ====   ======   ===

The components of accumulated other comprehensive income (loss) at December 31 were as follows:

                                                              2009      2008      2007
                                                            -------   -------   -------
                                                                  (In millions)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains                                   $ 1,810   $   753   $   898
   Gross unrealized losses                                   (1,798)   (2,955)   (2,197)
Net unrealized gains on other invested assets                    58       (73)      198
Adjustments to DAC, VOBA and deferred sales inducemen           (74)      787       (27)
Deferred federal and state income tax expense (benefit)          10       526       400
                                                            -------   -------   -------
   Accumulated other comprehensive income (loss) (1)        $     6   $  (962)  $  (728)
                                                            =======   =======   =======

(1) Includes an increase of $617 million in 2009 related to the cumulative effect of adopting a new other-than- temporary impairment accounting standard. See Note 2.17 for additional disclosures on this new standard.

Dividends that the Company may pay to the Parent in any year without prior approval of the Texas Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Texas without obtaining the prior approval of the Insurance Commissioner is limited to the greater of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. No dividends can be paid in 2010 without prior approval of the Insurance Commissioner as the Company has negative unassigned surplus as of December 31, 2009.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

The Company has one  statutory  permitted  practice at December  31,  2009.  The
Company, with the permission of the Insurance Commissioner of the State of Texas, records reserves for certain of its deferred annuity contracts in excess of the minimum standard required by Appendix A-820, Minimum Life and Annuity Reserve Standards, of the NAIC Accounting Practices and Procedures manual. The minimum standard requires reserves for deferred annuity contracts to be calculated using the Commissioner's Annuity Reserve Valuation Method ("CARVM") on a curtate basis. Certain of the Company's policy forms filed with and approved by the Texas Department of Insurance require reserves for deferred annuity contracts to be calculated using CARVM on a continuous basis.

If the Company recorded reserves for all of its deferred annuity contracts in accordance with the minimum standard, aggregate statutory reserves for fixed annuity contracts would be decreased and statutory surplus would be increased by $169.9 million, $199.4 million and $200.0 million at December 31, 2009, 2008 and 2007, respectively. Additionally, if the Company had recorded statutory reserves in accordance with the minimum standard for all years

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

presented in the financial statements, the change in those statutory reserves would have generated a decrease in statutory net income of $19.2 million, $0.3 million and $15.5 million for the years ended December 31, 2009, 2008 and 2007, respectively.

Statutory net income (loss) and capital and surplus of the Company at December 31 were as follows:

                                                     2009      2008     2007
                                                    ------   -------   ------
                                                           (In millions)
Statutory net loss                                  $ (229)  $(7,901)  $ (104)
Statutory capital and surplus                       $3,185   $ 3,047   $3,731

14. FEDERAL INCOME TAXES

The components of the provision for income taxes on pretax income consist of the following:

                                                    Years ended December 31,
                                                    ------------------------
                                                       2009   2008   2007
                                                       ----   ----   ----
                                                          (In millions)

Current                                                $ (8)  $ 39   $231
Deferred                                                (63)   186    (53)
                                                       ----   ----   ----
Total income tax expenses / (benefits)                 $(71)  $225   $178
                                                       ====   ====   ====

The US statutory income tax rate is 35 percent for 2009, 2008 and 2007. Actual tax expense on income differs from the statutory amount computed by applying the federal income tax rate due to the following:

                                                    Years ended December 31,
                                                    ------------------------
                                                      2009     2008    2007
                                                     -----   -------   ----
                                                          (In millions)
US federal income tax (benefit) at statutory rate    $(201)  $(3,774)  $184
Adjustments:
   Valuation allowance                                 143     3,720     --
   Goodwill                                             --       284     --
   Other credits, taxes and settlement                 (13)       (5)    (6)
                                                     -----   -------   ----
Total income tax expense / (benefit)                 $ (71)  $   225   $178
                                                     =====   =======   ====

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the deferred tax liabilities and assets at December 31 are as follows:

                                                           2009       2008
                                                         -------    -------
                                                            (In millions)

DEFERRED TAX LIABILITIES:
   Deferred policy acquisition costs                     $   713    $ 1,049
                                                         -------    -------
Total deferred tax liabilities                               713      1,049
                                                         -------    -------
DEFERRED TAX ASSETS:
   Basis differential of investments                      (3,583)    (3,998)
   Policy reserves                                          (201)      (262)
   Net unrealized losses on debt and equity securities
      available for sale                                      (1)      (526)
   Other                                                     (51)       (43)
                                                         -------    -------
Total deferred tax assets before valuation allowance      (3,836)    (4,829)
Valuation allowance                                        3,449      3,720
                                                         -------    -------
Net deferred tax (assets)/liabilities                    $   326    $   (60)
                                                         =======    =======

At December 31, 2009, the Company had capital loss carryforwards expiring through the year 2014 of $7,269 million.

The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

In general, realization of deferred tax assets depends on a company's ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. The Company assessed its ability to realize the deferred tax asset of $3,836 million and concluded a $3,449 million valuation allowance was required to reduce the deferred tax asset at December 31, 2009 to an amount the Company believes is more likely than not to be realized.

When making its assessment, the Company considered all available evidence, including the impact of being included in the consolidated federal tax return of AIG, future reversals of existing taxable temporary differences, estimated future GAAP taxable income, and tax planning strategies the Company would implement, if necessary, to realize the net deferred tax asset.

In assessing future GAAP taxable income, the Company considered its strong earnings history exclusive of the recent losses on securities lending program, because the Company and AIG entered into transactions with the New York Fed to limit exposure to future losses. The Company also considered the taxable income from sales of businesses under the asset disposition plan of AIG, the continuing earnings strength of the businesses AIG intends to retain and AIG recently announced debt and preferred stock transactions with the New York Fed and United States Treasury, respectively, together with other actions AIG is taking, when assessing the ability to generate sufficient future taxable income during the relevant carryforward periods to realize the deferred tax asset.

Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require the Company to adjust its valuation allowance. Such adjustment, either positive or negative, could be material to the Company's financial condition or its results of operations for an individual period.

In evaluating the realizability of the loss carryforwards, the Company considered the relief provided by Internal Revenue Service ("IRS") Notice 2008-84 which provides that the limitation on loss carryforwards that can arise as a result of one or more acquisitions of stock of a loss company will not apply to such stock acquisitions for any period

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

during which the United States becomes a direct or indirect owner of more than 50 percent interest in the loss company.

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                          December 31,
                                                              2009
                                                         -------------
                                                         (In millions)
Gross unrecognized tax benefits at beginning of period        $ --
   Increases in tax positions for prior years                  107
   Decreases in tax positions for prior years                   --
   Increases in tax positions for current year                  --
   Lapse in statue of limiation settlement                      --
   Settlement                                                   --
                                                              ----
Gross unrecognized tax benefits at end of period              $107
                                                              ====

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2009, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

At December 31, 2009, the Company's unrecognized tax benefits, excluding interest and penalties, were $106.8 million. As of December 31, 2009, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $106.8 million. Interest and penalties related to unrecognized tax benefits are recognized in income tax expenses. The Company recorded no interest and penalties in 2009 or 2008.

The Company is not currently under IRS examination for any taxable year. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company's taxable years 2001-2009 remain subject to examination by major tax jurisdictions.

15. RELATED PARTY TRANSACTIONS

AMERICAN INTERNATIONAL GROUP EVENTS

In September 2008, AIG entered into an $85 billion revolving credit facility (the "Fed Facility") and a guarantee and pledge agreement with the New York Fed. Pursuant to the Fed Facility, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock, with the payments attributable to the Series C Preferred Stock being approximately 79.8 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as converted and (ii) to the extent permitted by law, vote with AIG's common stock on all matters submitted to AIG shareholders and hold approximately 79.8 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as converted. The Series C Preferred Stock will remain outstanding even if the Fed Facility is repaid in full or otherwise terminates. The Fed Facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. The Company is not a guarantor of the Fed Facility obligations and it has not pledged any assets to secure those obligations.

On March 2, 2009, AIG and the New York Fed announced their intent to enter into a transaction pursuant to which AIG will transfer to the New York Fed preferred equity interests in newly-formed special purpose vehicles ("SPVs"), in settlement of a portion of the outstanding balance of the Fed Facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an operating subsidiary of AIG (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda)

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Limited ("AIA") in one case and American Life Insurance Company ("ALICO") in the other). AIG expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the New York Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the Fed Facility. On June 25, 2009, AIG and the New York Fed entered into definitive agreements with respect to these transactions. These transactions closed on December 1, 2009. In exchange for the preferred interests received by the New York Fed, there was a $25 billion reduction in the outstanding balance and maximum amount available to be borrowed under the Fed Facility.

On March 2, 2009, AIG and the New York Fed also announced their intent to enter into a securitization transaction pursuant to which AIG will issue to the New York Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the Fed Facility. This transaction is no longer being pursued by AIG.

On April 17, 2009, AIG entered into an exchange agreement with the U.S. Department of the Treasury pursuant to which, among other things, the U.S. Department of the Treasury exchanged 4,000,000 shares of the Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock") for 400,000 shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the U.S. Department of the Treasury in certain circumstances to exchange a 10-year warrant to purchase 2,689,938.3 shares of common stock (the "Warrant") for 2,689,938.3 shares of Series C Preferred Stock. The Series D Preferred Stock and the Warrant were issued and sold by AIG pursuant to an agreement entered into on November 25, 2008, with the U.S. Department of the Treasury.

On April 17, 2009, AIG and the New York Fed amended the terms of the Fed Facility to, among other things, remove the minimum 3.5 percent LIBOR rate. AIG also entered into a purchase agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 150 shares of common stock, par value $2.50 per share. Pursuant to the purchase agreement, the U.S. Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as (i) AIG is not a debtor in a pending case under Title 11 of the United States Code and (ii) the AIG Credit Facility Trust and the U.S. Department of the Treasury in the aggregate own more than 50 percent of the aggregate voting power of AIG's voting securities. The liquidation preference of AIG's Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the U.S. Department of the Treasury provides to AIG, its subsidiaries or any special purpose vehicle established by or for the benefit of AIG or any of its subsidiaries after April 17, 2009, unless otherwise specified by the U.S. Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

Since September 2008, AIG has been working to protect and enhance the value of its key businesses, execute an orderly asset disposition plan and position itself for the future. AIG continually reassesses this plan to maximize value while maintaining flexibility in its liquidity and capital, and expects to accomplish these objectives over a longer time frame than originally contemplated. AIG has decided to retain the companies included in its Life Insurance & Retirement Services operations (including the Company and its subsidiaries) and will continue to own these companies for the foreseeable future.

Additional information on AIG is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding AIG as described above is qualified by regulatory filings AIG files from time to time with the SEC.

OPERATING AGREEMENTS

Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from AIG or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated level of usage, transactions or time incurred in providing the respective services. Amounts paid for such services totaled $28.9 million, $33.3 million and $26.4 million for the years ended December

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

31, 2009, 2008 and 2007, respectively. Accounts payable for such services at December 31, 2009 and 2008 were not material.

Pursuant to an intercompany servicing agreement, the Company provides policy administrative services to affiliated entities. Amounts received for such services totaled $18.0 million, $18.0 million and $19.8 million for the years ended December 31, 2009, 2008 and 2007, respectively. Accounts receivable for such services at December 31, 2009 and 2008 were not material.

NOTES OF AFFILIATES

On August 3, 2005, the Company purchased a 60 percent interest in AIG Investor Ocean Star (Gibraltar) Limited ("Gibco") for $75.0 million. The remaining interest in Gibco is held by an affiliate of the Company. Gibco purchased a
13.66 percent interest in InterGen, N.V., an entity engaged in operating international power generation facilities. In December 2005, Gibco sold a portion of its interest in InterGen N.V., resulting in a $27.0 million decrease in the Company's investment. Gibco's interest in InterGen, N.V. was 8.64 percent at December 31, 2007. The accounts of AIG Investor Ocean Star (Gibraltar) Limited have been included in the Company's consolidated financial statements as of December 31, 2007 and the years ended December 31, 2007 and 2006. On October 14, 2008, the Company sold its interest in InterGen, N.V.

On January 14, 2004, the Company purchased 61.3 percent of the non-voting preferred equity issued by Castle 2 Trust for $185.0 million. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 2 Trust are held by affiliates of the Company. The purchase of the non-voting equity interest of Castle 2 Trust was funded by a capital contribution received from the Parent of $185.0 million on January 14, 2004. On January 14, 2004, the Company purchased $60.0 million of fixed rate asset backed notes issued by Castle 2 Trust. The notes mature on November 15, 2026. Affiliates of the Company own the majority of the notes payable of Castle 2 Trust. The accounts of Castle 2 Trust have been included in these consolidated financial statements as of and for the years ended December 31, 2009, 2008 and 2007 (see Note 2).

On September 23, 2003, the Company purchased 32.0 percent of the non-voting preferred equity issued by Castle 1 Trust, an affiliate, for $85.8 million. The Company's investment in Castle 1 Trust preferred equity is reported within other invested assets on the consolidated balance sheets. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 1 Trust are held by affiliates of the Company. On September 23, 2003, the Company purchased
$218.5 million of fixed-rate asset backed notes and subordinated deferred interest notes issued by Castle 1 Trust. The notes mature on May 15, 2027 and are included in bonds on the consolidated balance sheets. Affiliates of the Company own the majority of the notes payable of Castle 1 Trust. Castle 1 Trust is a Delaware special-purpose statutory trust established on July 31, 2003. The business of Castle 1 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft.

On December 7, 2005, the Company acquired 5.75 percent Senior Note due December 14, 2015, issued by Transatlantic Holdings, Inc. an affiliate of the Company at a cost of $175.1 million. Other affiliates of the Company are holders of the same class of securities. On June 10, 2009, AIG closed a public offering of 29.9 million shares of Transatlantic Holdings, Inc. common stock owned by AIG. At the close of the public offering, AIG retained 13.9 percent of Transatlantic Holdings, Inc. outstanding common stock. As a result, AIG deconsolidated Transatlantic and the Company's investment in Transatlantic Holdings, Inc. was no longer considered affiliated. The Company recognized interest income of $4.2 million, $10.2 million and $10.1 million on the notes while they were still considered an affiliate during 2009, 2008 and 2007, respectively.

DERIVATIVES

As a matter of Company policy, derivative contracts are generally executed with AIG Financial Products Corp ("AIGFP"), an affiliated financial products company. From time to time, derivatives will be entered into with unaffiliated parties in conjunction with private placement investments.

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

OTHER

During the years ended December 31, 2008 and 2007, the Company paid $4.8 million and $19.0 million, respectively, to an affiliate to administer the Company's securities lending program. (See Note 7).

16. BENEFIT PLANS

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

17. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date these financial statements were issued.

On March 1, 2010, AIG announced a definitive agreement for the sale of the AIA Group, Limited, one of the world's largest pan-Asian life insurance companies, to Prudential plc for approximately $35.5 billion, including approximately $25 billion in cash, $8.5 billion in face value of equity and equity-linked securities, and $2.0 billion in face value of preferred stock of Prudential plc, subject to closing adjustments. The cash portion of the proceeds from the sale will be used to redeem the preferred interests of the special purpose vehicle held by the New York Fed with a liquidation preference of approximately $16 billion and to repay approximately $9 billion under the Fed Facility.

On March 8, 2010, AIG announced a definitive agreement for the sale of American Life Insurance Company, one of the world's largest and most diversified international life insurance companies, to MetLife, Inc. ("MetLife") for approximately $15.5 billion, including $6.8 billion in cash and the remainder in equity securities of MetLife, subject to closing adjustments. The cash portion of the proceeds from this sale will be used to reduce the liquidation preference of the preferred interests of the special purpose vehicle held by the New York Fed.

In connection with the preparation of its annual report on Form 10-K for the fiscal year ended December 31, 2009, management of AIG assessed whether AIG has the ability to continue as a going concern for the next twelve months. Based on the U.S. government's continuing commitment, the already completed transactions and the other expected transactions with the New York Fed, plans of AIG's management to stabilize AIG's businesses and dispose of certain assets, and after consideration of the risks and uncertainties of such plans, management of AIG believes that it will have adequate liquidity to finance and operate AIG's businesses, execute its asset disposition plan and repay its obligations during this period for at least the next twelve months. It is possible that the actual outcome of one or more of the plans of AIG's management could be materially different, or that one or more of the significant judgments or estimates of AIG's management about the potential effects of these risks and uncertainties could prove to be materially incorrect, or that the transactions with the New York Fed previously discussed fail to achieve the desired objectives. If one or more of these possible outcomes is realized and financing is not available, AIG may need additional U.S. government support to meet its obligations as they come due. Without additional support from the U.S. government, in the future there could be substantial doubt about AIG's ability to continue as a going concern. If AIG were not able to continue as a going concern, management believes this could have a material effect upon the Company and its operations.

AIG closed the sale of a portion of its asset management business to Pacific Century Group at the end of March 2010, and the divested portion of the asset management business has been branded as PineBridge Investments. In connection with the closing of the sale, the Company's investment advisory agreement previously entered into with AIG Global Investment Corp. was assigned to AIG Asset Management (U.S.), LLC ("AMG"), an AIG affiliate, and the majority of the Company's invested assets are currently managed by AMG.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                                  ANNUAL REPORT
                                DECEMBER 31, 2009

                                     CONTENTS

Report of Independent Registered Public Accounting Firm ...............  1
Statement of Assets and Liabilities....................................  2
Schedule of Portfolio Investments  .................................... 12
Statement of Operations................................................ 13
Statements of Changes in Net Assets.................................... 23
Notes to Financial Statements.......................................... 42

[LOGO] PRICEWATERHOUSECOOPERS LLP

                                                      PRICEWATERHOUSECOOPERS LLP
                                                                  1201 LOUISIANA
                                                                      SUITE 2900
                                                           HOUSTON TX 77002-5678
                                                        TELEPHONE (713) 356 4000
                                                        FACSIMILE (713) 356 4717

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Western National Life Insurance Company and Contract Owners of Western National Life Insurance Company A.G. Separate Account A

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Divisions listed in Note 1 of Western National Life Insurance Company A.G. Separate Account A at December 31, 2009, the results of each of their operations for the period then ended and the changes in each of their net assets for each of the two periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the Western National Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2009 by correspondence with investment companies, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

April 27, 2010

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                    JP MORGAN             JP MORGAN             JP MORGAN
                                                                 INSURANCE TRUST       INSURANCE TRUST       INSURANCE TRUST
                                                                       U.S.                 EQUITY               INTREPID
                                                                 EQUITY PORTFOLIO      INDEX PORTFOLIO      GROWTH PORTFOLIO
                                                               ---------------------------------------------------------------
                                                                    DIVISION 1            DIVISION 2            DIVISION 3
                                                               ---------------------------------------------------------------
ASSETS:
  Investments In Shares Of Mutual Funds, At Fair Value         $         3,799,710   $           764,137   $         4,279,581
                                                               ---------------------------------------------------------------
Net Assets                                                     $         3,799,710   $           764,137   $         4,279,581
                                                               ===============================================================
CONTRACT OWNER RESERVES:
  Reserves For Redeemable Annuity Contracts (Net Of
   Applicable Contract Loans - Partial Withdrawals With Right
   Of Reinvestment)                                            $         3,799,710   $           764,137   $         4,279,581
                                                               ---------------------------------------------------------------
Total Contract Owner Reserves                                  $         3,799,710   $           764,137   $         4,279,581
                                                               ===============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.15%
  Net Assets                                                   $         3,799,710   $           764,137   $         4,279,581
  Accumulation Units Outstanding                                       404,722.602            88,881.899           668,727.252
  Unit Value of Units Outstanding                              $          9.388431   $          8.597220   $          6.399591

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.40%
  Net Assets                                                   $              --     $              --     $              --
  Accumulation Units Outstanding                                              --                    --                    --
  Unit Value of Units Outstanding                              $              --     $              --     $              --

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.45%
  Net Assets                                                   $              --     $              --     $              --
  Accumulation Units Outstanding                                              --                    --                    --
  Unit Value of Units Outstanding                              $              --     $              --     $              --

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.50%
  Net Assets                                                   $              --     $              --     $              --
  Accumulation Units Outstanding                                              --                    --                    --
  Unit Value of Units Outstanding                              $              --     $              --     $              --

   The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                 STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                                DECEMBER 31, 2009

                                                                    JP MORGAN              JP MORGAN            JP MORGAN
                                                                 INSURANCE TRUST       INSURANCE TRUST       INSURANCE TRUST
                                                                     MID CAP         DIVERSIFIED MID CAP         INTREPID
                                                                VALUE PORTFOLIO        GROWTH PORTFOLIO     MID CAP PORTFOLIO
                                                               ---------------------------------------------------------------
                                                               DIVISION 4 AND 10/(1)/     DIVISION 5            DIVISION 6
                                                               ---------------------------------------------------------------
ASSETS:
  Investments In Shares Of Mutual Funds, At Fair Value         $         3,398,595   $         2,569,117   $           826,241
                                                               ---------------------------------------------------------------
Net Assets                                                     $         3,398,595   $         2,569,117   $           826,241
                                                               ===============================================================

CONTRACT OWNER RESERVES:
  Reserves For Redeemable Annuity Contracts (Net Of
   Applicable Contract Loans - Partial Withdrawals With Right
   Of Reinvestment)                                            $         3,398,595   $         2,569,117   $           826,241
                                                               ---------------------------------------------------------------
Total Contract Owner Reserves                                  $         3,398,595   $         2,569,117   $           826,241
                                                               ===============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.15%
  Net Assets                                                   $         3,398,595   $         2,569,117   $           826,241
  Accumulation Units Outstanding                                       203,404.495   $       185,604.569            54,356.529
  Unit Value of Units Outstanding                              $         16.708551   $         13.841884   $         15.200396

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.40%
  Net Assets                                                   $              --     $              --     $              --
  Accumulation Units Outstanding                                              --                    --                    --
  Unit Value of Units Outstanding                              $              --     $              --     $              --

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.45%
  Net Assets                                                   $              --     $              --     $              --
  Accumulation Units Outstanding                                              --                    --                    --
  Unit Value of Units Outstanding                              $              --     $              --     $              --

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.50%
  Net Assets                                                   $              --     $              --     $              --
  Accumulation Units Outstanding                                              --                    --                    --
  Unit Value of Units Outstanding                              $              --     $              --     $              --

   The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                 STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                                DECEMBER 31, 2009

                                                JP MORGAN             JP MORGAN                                   VAN KAMPEN
                                             INSURANCE TRUST       INSURANCE TRUST           AIM V.I.                LIT
                                                CORE BOND             BALANCED            INTERNATIONAL         CAPITAL GROWTH
                                                PORTFOLIO             PORTFOLIO            GROWTH FUND            PORTFOLIO
                                           -------------------------------------------------------------------------------------
                                                DIVISION 8            DIVISION 9           DIVISION 21       DIVISION 22 AND 136
                                           -------------------------------------------------------------------------------------
ASSETS:
Investments In Shares Of Mutual Funds,
 At Fair Value                             $        13,864,549   $         2,247,389   $         2,757,750   $         6,091,803
                                           -------------------------------------------------------------------------------------
Net Assets                                 $        13,864,549   $         2,247,389   $         2,757,750   $         6,091,803
                                           =====================================================================================

CONTRACT OWNER RESERVES:
  Reserves For Redeemable Annuity
   Contracts (Net Of Contract Loans -
   Partial Withdrawals With Right Of
   Reinvestment)                           $        13,864,549   $         2,247,389   $         2,757,750   $         6,091,803
                                           -------------------------------------------------------------------------------------
Total Contract Owner Reserves              $        13,864,549   $         2,247,389   $         2,757,750   $         6,091,803
                                           =====================================================================================
CONTRACTS WITH MORTALITY AND EXPENSE
 RISK CHARGE OF 1.15%
  Net Assets                               $        13,864,549   $         2,247,389   $         2,757,750   $         1,849,458
  Accumulation Units Outstanding                   852,072.542           198,732.450           200,209.016           196,938.654
  Unit Value of Units Outstanding          $         16.271560   $         11.308618   $         13.774356   $          9.391038

CONTRACTS WITH MORTALITY AND EXPENSE
 RISK CHARGE OF 1.40%
  Net Assets                               $              --     $              --     $              --     $         3,774,335
  Accumulation Units Outstanding                          --                    --                    --             193,807.413
  Unit Value of Units Outstanding          $              --     $              --     $              --     $         19.474668

CONTRACTS WITH MORTALITY AND EXPENSE
 RISK CHARGE OF 1.45%
  Net Assets                               $              --     $              --     $              --     $           304,267
  Accumulation Units Outstanding                          --                    --                    --              15,787.624
  Unit Value of Units Outstanding          $              --     $              --     $              --     $         19.272518

CONTRACTS WITH MORTALITY AND EXPENSE
 RISK CHARGE OF 1.50%
  Net Assets                               $              --     $              --     $              --     $           163,723
  Accumulation Units Outstanding                          --                    --                    --              13,005.132
  Unit Value of Units Outstanding          $              --     $              --     $              --     $         12.589070

   The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                 STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                                DECEMBER 31, 2009

                                                                                          TEMPLETON
                                                                     FRANKLIN             DEVELOPING           OPPENHEIMER
                                                                  SMALL-MID CAP       MARKETS SECURITIES       HIGH INCOME
                                                                GROWTH SECURITIES            FUND               FUND /VA
                                                               ---------------------------------------------------------------
                                                                   DIVISION 23       DIVISION 24 AND 115   DIVISION 25 AND 114
                                                               ---------------------------------------------------------------
ASSETS:
  Investments In Shares Of Mutual Funds, At Fair Value         $           488,343   $         1,286,686   $           753,894
                                                               ---------------------------------------------------------------
Net Assets                                                     $           488,343   $         1,286,686   $           753,894
                                                               ===============================================================

CONTRACT OWNER RESERVES:
  Reserves For Redeemable Annuity Contracts
   (Net Of Applicable Contract Loans - Partial Withdrawals
   With Right Of Reinvestment)                                 $           488,343   $         1,286,686   $           753,894
                                                               ---------------------------------------------------------------
Total Contract Owner Reserves                                  $           488,343   $         1,286,686   $           753,894
                                                               ===============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.15%
  Net Assets                                                   $           488,343   $           697,115   $           514,685
  Accumulation Units Outstanding                                        45,733.069            32,090.643           149,948.595
  Unit Value of Units Outstanding                              $         10.677914   $         21.723305   $          3.432412

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.40%
  Net Assets                                                   $              --     $           537,488   $           178,288
  Accumulation Units Outstanding                                              --              19,456.295            51,547.144
  Unit Value of Units Outstanding                              $              --     $         27.625399   $          3.458736

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.45%
  Net Assets                                                   $              --     $             4,080   $             9,640
  Accumulation Units Outstanding                                              --                 150.722             2,803.056
  Unit Value of Units Outstanding                              $              --     $         27.072351   $          3.439215

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.50%
  Net Assets                                                   $              --     $            47,995   $            51,279
  Accumulation Units Outstanding                                              --               2,215.108            15,127.039
  Unit Value of Units Outstanding                              $              --     $         21.667244   $          3.389916

   The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                 STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                                DECEMBER 31, 2009

                                             VALIC COMPANY I          PUTNAM VT              AIM V.I.            OPPENHEIMER
                                             MONEY MARKET I         GLOBAL EQUITY          CORE EQUITY           MAIN STREET
                                                PORTFOLIO               FUND                   FUND                 FUND
                                           -------------------------------------------------------------------------------------
                                           DIVISION 26 AND 132   DIVISION 29 AND 149        DIVISION 30          DIVISION 111
                                           -------------------------------------------------------------------------------------
ASSETS:
  Investments In Shares Of Mutual Funds,
   At Fair Value                           $         1,332,183   $           126,847   $         4,765,482   $         3,899,341
                                           -------------------------------------------------------------------------------------
Net Assets                                 $         1,332,183   $           126,847   $         4,765,482   $         3,899,341
                                           =====================================================================================

CONTRACT OWNER RESERVES:
  Reserves For Redeemable Annuity
   Contracts (Net Of Applicable Contract
   Loans - Partial Withdrawals With
   Right Of Reinvestment)                  $         1,332,183   $           126,847   $         4,765,482   $         3,899,341
                                           -------------------------------------------------------------------------------------
Total Contract Owner Reserves              $         1,332,183   $           126,847   $         4,765,482   $         3,899,341
                                           =====================================================================================

CONTRACTS WITH MORTALITY AND EXPENSE
 RISK CHARGE OF 1.15%
  Net Assets                               $           245,937   $            39,986   $         4,765,482   $              --
  Accumulation Units Outstanding                    20,864.730             4,444.560           468,059.629                  --
  Unit Value of Units Outstanding          $         11.787204   $          8.996699   $         10.181312   $              --

CONTRACTS WITH MORTALITY AND EXPENSE
 RISK CHARGE OF 1.40%
  Net Assets                               $           843,526   $            49,072   $              --     $         3,038,739
  Accumulation Units Outstanding                    64,004.701             7,404.439                  --             299,429.604
  Unit Value of Units Outstanding          $         13.179128   $          6.627397   $              --     $         10.148425

CONTRACTS WITH MORTALITY AND EXPENSE
 RISK CHARGE OF 1.45%
  Net Assets                               $           126,963   $              --     $              --     $           109,830
  Accumulation Units Outstanding                     9,734.690                  --                    --              10,539.807
  Unit Value of Units Outstanding          $         13.042334   $          6.597158   $              --     $         10.420457

CONTRACTS WITH MORTALITY AND EXPENSE
 RISK CHARGE OF 1.50%
  Net Assets                               $           115,759   $            37,787   $              --     $           750,760
  Accumulation Units Outstanding                     9,827.682             5,754.556                  --              81,417.868
  Unit Value of Units Outstanding          $         11.778876   $          6.566526   $              --     $          9.221075

   The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                 STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                                DECEMBER 31, 2009

                                               OPPENHEIMER           OPPENHEIMER
                                                 CAPITAL             MAIN STREET            TEMPLETON          AIM V.I. CAPITAL
                                              APPREICATION            SMALL CAP              FOREIGN             APPRECIATION
                                                  FUND                  FUND             SECURITIES FUND             FUND
                                           -------------------------------------------------------------------------------------
                                               DIVISION 112          DIVISION 113          DIVISION 116          DIVISION 117
                                           -------------------------------------------------------------------------------------
ASSETS:
  Investments In Shares Of Mutual Funds,
   At Fair Value                           $         2,929,103   $         1,068,999   $           617,488   $         1,344,308
                                           -------------------------------------------------------------------------------------
Net Assets                                 $         2,929,103   $         1,068,999   $           617,488   $         1,344,308
                                           =====================================================================================

CONTRACT OWNER RESERVES:
  Reserves For Redeemable Annuity
   Contracts (Net Of Applicable Contract
   Loans - Partial Withdrawals With
   Right Of Reinvestment)                  $         2,929,103   $         1,068,999   $           617,488   $         1,344,308
                                           -------------------------------------------------------------------------------------
Total Contract Owner Reserves              $         2,929,103   $         1,068,999   $           617,488   $         1,344,308
                                           =====================================================================================

CONTRACTS WITH MORTALITY AND EXPENSE
 RISK CHARGE OF 1.15%
  Net Assets                               $              --     $              --     $              --     $              --
  Accumulation Units Outstanding                          --                    --                    --                    --
  Unit Value of Units Outstanding          $              --     $              --     $              --     $              --

CONTRACTS WITH MORTALITY AND EXPENSE
 RISK CHARGE OF 1.40%
  Net Assets                               $         2,402,452   $           779,599   $           487,734   $           942,682
  Accumulation Units Outstanding                   205,584.549            44,335.006            34,275.311           106,202.439
  Unit Value of Units Outstanding          $         11.685958   $         17.584272   $         14.229903   $          8.876274

CONTRACTS WITH MORTALITY AND EXPENSE
 RISK CHARGE OF 1.45%
  Net Assets                               $           109,032   $            84,835   $            15,886   $            85,481
  Accumulation Units Outstanding                    10,029.394             4,851.871             1,115.395            10,738.854
  Unit Value of Units Outstanding          $         10.871246   $         17.485058   $         14.242127   $          7.959961

CONTRACTS WITH MORTALITY AND EXPENSE
 RISK CHARGE OF 1.50%
  Net Assets                               $           417,603   $           204,567   $           113,860   $           316,141
  Accumulation Units Outstanding                    35,432.540            13,013.659             8,496.395            40,545.257
  Unit Value of Units Outstanding          $         11.785871   $         15.719420   $         13.400966   $          7.797230

   The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                 STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                                DECEMBER 31, 2009

                                                 AIM V.I.                                                      VALIC COMPANY I
                                               DIVERSIFIED         VALIC COMPANY I       VALIC COMPANY I        INTERNATIONAL
                                                  INCOME             STOCK INDEX         GROWTH & INCOME           EQUITIES
                                                   FUND                  FUND                 FUND                  FUND
                                           -------------------------------------------------------------------------------------
                                               DIVISION 118          DIVISION 133          DIVISION 134          DIVISION 135
                                           -------------------------------------------------------------------------------------
ASSETS:
  Investments In Shares Of Mutual Funds,
   At Fair Value                           $           625,140   $         4,435,293   $         3,599,307   $         1,196,270
                                           -------------------------------------------------------------------------------------
Net Assets                                 $           625,140   $         4,435,293   $         3,599,307   $         1,196,270
                                           =====================================================================================

CONTRACT OWNER RESERVES:
  Reserves For Redeemable Annuity
   Contracts (Net Of Applicable
   Contract Loans - Partial Withdrawals
   With Right Of Reinvestment)             $           625,140   $         4,435,293   $         3,599,307   $         1,196,270
                                           -------------------------------------------------------------------------------------
Total Contract Owner Reserves              $           625,140   $         4,435,293   $         3,599,307   $         1,196,270
                                           =====================================================================================

CONTRACTS WITH MORTALITY AND EXPENSE
 RISK CHARGE OF 1.15%
  Net Assets                               $              --     $              --     $              --     $              --
  Accumulation Units Outstanding                          --                    --                    --                    --
  Unit Value of Units Outstanding          $              --     $              --     $              --     $              --

CONTRACTS WITH MORTALITY AND EXPENSE
 RISK CHARGE OF 1.40%
  Net Assets                               $           447,399   $         3,962,076   $         3,234,594   $         1,098,683
  Accumulation Units Outstanding                    42,666.648           242,044.720           250,730.524            92,861.396
  Unit Value of Units Outstanding          $         10.485909   $         16.369192   $         12.900678   $         11.831427

CONTRACTS WITH MORTALITY AND EXPENSE
 RISK CHARGE OF 1.45%
  Net Assets                               $             2,779   $            81,881   $           164,563   $            34,147
  Accumulation Units Outstanding                       262.839             5,054.601            12,889.959             2,916.411
  Unit Value of Units Outstanding          $         10.571515   $         16.199277   $         12.766779   $         11.708582

CONTRACTS WITH MORTALITY AND EXPENSE
 RISK CHARGE OF 1.50%
  Net Assets                               $           174,963   $           391,321   $           200,143   $            63,441
  Accumulation Units Outstanding                    16,807.843            43,151.040            23,964.478             7,020.187
  Unit Value of Units Outstanding          $         10.409582   $          9.068642   $          8.351644   $          9.036995

   The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                 STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                                DECEMBER 31, 2009

                                                                 VALIC COMPANY I
                                                                    GOVERNMENT        PIMCO PREMIER VIT
                                                                    SECURITIES             MANAGED             JANUS ASPEN
                                                                      FUND                PORTFOLIO             PORTFOLIO
                                                               ---------------------------------------------------------------
                                                                   DIVISION 138          DIVISION 139          DIVISION 141
                                                               ---------------------------------------------------------------
ASSETS:
  Investments In Shares Of Mutual Funds, At Fair Value         $         4,152,332   $         7,157,380   $           377,577
                                                               ---------------------------------------------------------------
Net Assets                                                     $         4,152,332   $         7,157,380   $           377,577
                                                               ===============================================================

CONTRACT OWNER RESERVES:
  Reserves For Redeemable Annuity Contracts (Net Of Applicable
   Contract Loans - Partial Withdrawals With Right Of
   Reinvestment)                                               $         4,152,332   $         7,157,380   $           377,577
                                                               ---------------------------------------------------------------
Total Contract Owner Reserves                                  $         4,152,332   $         7,157,380   $           377,577
                                                               ===============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.15%
  Net Assets                                                   $              --     $              --     $              --
  Accumulation Units Outstanding                                              --                    --                    --
  Unit Value of Units Outstanding                              $              --     $              --     $              --

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.40%
  Net Assets                                                   $         3,453,127   $         6,566,416   $           325,306
  Accumulation Units Outstanding                                       204,045.399           382,109.613            50,256.368
  Unit Value of Units Outstanding                              $         16.923327   $         17.184640   $          6.472931

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.45%
  Net Assets                                                   $           191,576   $           319,125   $              --
  Accumulation Units Outstanding                                        11,438.972            18,765.078                  --
  Unit Value of Units Outstanding                              $         16.747667   $         17.006298   $          6.443470

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.50%
  Net Assets                                                   $           507,626   $           271,843   $            52,267
  Accumulation Units Outstanding                                        33,870.183            26,053.754             8,149.577
  Unit Value of Units Outstanding                              $         14.987388   $         10.433933   $          6.413502

   The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                 STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                                DECEMBER 31, 2009

                                                                                                             VALIC COMPANY I
                                                                   JANUS ASPEN               MFS                 SCIENCE
                                                                     OVERSEAS             CORE EQUITY          & TECHNOLOGY
                                                                    PORTFOLIO               SERIES                 FUND
                                                               ---------------------------------------------------------------
                                                                  DIVISION 142           DIVISION 143          DIVISION 144
                                                               ---------------------------------------------------------------
ASSETS:
  Investments In Shares Of Mutual Funds, At Fair Value         $           701,960   $           219,969   $           156,821
                                                               ---------------------------------------------------------------
Net Assets                                                     $           701,960   $           219,969   $           156,821
                                                               ===============================================================

CONTRACT OWNER RESERVES:
  Reserves For Redeemable Annuity Contracts (Net Of Applicable
   Contract Loans - Partial Withdrawals With Right Of
   Reinvestment)                                               $           701,960   $           219,969   $           156,821
                                                               ---------------------------------------------------------------
Total Contract Owner Reserves                                  $           701,960   $           219,969   $           156,821
                                                               ===============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.15%
  Net Assets                                                   $              --     $              --     $              --
  Accumulation Units Outstanding                                              --                    --                    --
  Unit Value of Units Outstanding                              $              --     $              --     $              --

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.40%
  Net Assets                                                   $           573,888   $           163,711   $           127,257
  Accumulation Units Outstanding                                        36,274.112            24,375.520            28,645.225
  Unit Value of Units Outstanding                              $         15.820860   $          6.716200   $          4.442508

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.45%
  Net Assets                                                   $             4,312   $             9,141   $             6,512
  Accumulation Units Outstanding                                           273.821             1,367.216             1,472.527
  Unit Value of Units Outstanding                              $         15.748762   $          6.685561   $          4.422213

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.50%
  Net Assets                                                   $           123,754   $            47,113   $            23,050
  Accumulation Units Outstanding                                         7,894.742             7,079.917             5,236.706
  Unit Value of Units Outstanding                              $         15.675557   $          6.654511   $          4.401651

   The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                 STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                                DECEMBER 31, 2009

                                                                VALIC COMPANY II       VALIC COMPANY II      VALIC COMPANY II
                                                                     MID CAP            STRATEGIC BOND       HIGH YIELD BOND
                                                                   VALUE FUND                FUND                  FUND
                                                               ---------------------------------------------------------------
                                                                   DIVISION 145          DIVISION 146          DIVISION 147
                                                               ---------------------------------------------------------------
ASSETS:
  Investments In Shares Of Mutual Funds, At Fair Value         $         1,473,673   $           845,584   $           215,195
                                                               ---------------------------------------------------------------
Net Assets                                                     $         1,473,673   $           845,584   $           215,195
                                                               ===============================================================

CONTRACT OWNER RESERVES:
  Reserves For Redeemable Annuity Contracts (Net Of Applicable
   Contract Loans - Partial Withdrawals With Right Of
   Reinvestment)                                               $         1,473,673   $           845,584   $           215,195
                                                               ---------------------------------------------------------------
Total Contract Owner Reserves                                  $         1,473,673   $           845,584   $           215,195
                                                               ===============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.15%
  Net Assets                                                   $              --     $              --     $              --
  Accumulation Units Outstanding                                              --                    --                    --
  Unit Value of Units Outstanding                              $              --     $              --     $              --

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.40%
  Net Assets                                                   $         1,274,469   $           694,222   $           185,834
  Accumulation Units Outstanding                                        87,106.167            39,312.972            11,604.947
  Unit Value of Units Outstanding                              $         14.631209   $         17.658843   $         16.013305

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.45%
  Net Assets                                                   $            38,318   $            46,782   $             6,105
  Accumulation Units Outstanding                                         2,630.921             2,661.345               382.991
  Unit Value of Units Outstanding                              $         14.564541   $         17.578401   $         15.940327

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.50%
  Net Assets                                                   $           160,852   $           104,580   $            23,255
  Accumulation Units Outstanding                                        11,095.580             5,977.065             1,465.701
  Unit Value of Units Outstanding                              $         14.496979   $         17.496805   $         15.866361

/(1)/    Division 4 merged into Division 10 on April 24, 2009.

   The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2009

                                                                           NET ASSET
                                                                              VALUE       NET ASSET
UNDERLYING FUND                                 DIVISION      SHARES       PER SHARE        VALUE            COST        LEVEL /(1)/
--------------------------------------------   ---------  -------------  ------------   -------------   --------------   -----------
JPMIT US Equity Portfolio                          1        272,770.367  $      13.93   $   3,799,710   $    4,027,514       1
JPMIT Equity Index Portfolio                       2         78,372.742          9.75         764,137          871,869       1
JPMIT Intrepid Growth Portfolio                    3        325,937.007         13.13       4,279,581        3,658,545       1
JPMIT Mid Cap Value Portfolio /(2)/              4 &10      610,160.570          5.57       3,398,595        2,611,566       1
JPMIT Diversified Mid Cap Growth Portfolio         5        190,869.236         13.46       2,569,117        3,159,682       1
JPMIT Intrepid Mid Cap Portfolio                   6         62,450.775         13.23         826,241        1,060,005       1
JPMIT Core Bond Portfolio                          8      1,261,558.188         10.99      13,864,549       13,294,240       1
JPMIT Balanced Portfolio                           9        183,011.513         12.28       2,247,389        2,573,994       1
AIM V.I. International Growth Fund                21        106,026.615         26.01       2,757,750        1,854,945       1
Van Kampen LIT Capital Growth Portfolio         22 & 136    214,726.584         28.37       6,091,803        5,339,671       1
Franklin Small-Mid Cap Growth Securities          23         28,946.875         16.87         488,343          597,283       1
Templeton Developing Markets Securities Fund    24 & 115    131,562.712          9.78       1,286,686        1,499,910       1
Oppenheimer High Income Fund/VA                 25 & 114    380,754.611          1.98         753,894        2,631,131       1
VALIC Company I Money Market I Fund             26 & 132  1,332,182.660          1.00       1,332,183        1,332,182       1
Putnam VT Global Equity Fund                    29 & 149     12,608.897         10.06         126,847          156,786       1
AIM V.I. Core Equity Fund                          30       191,230.382         24.92       4,765,482        4,742,805       1
Oppenheimer Main Street Fund                      111       214,484.489         18.18       3,899,341        4,003,031       1
Oppenheimer Capital Appreciation Fund             112        79,293.116         36.94       2,929,103        2,655,078       1
Oppenheimer Main Street Small Cap Fund            113        74,236.195         14.40       1,068,999        1,172,613       1
Templeton Foreign Securities Fund                 116        45,909.421         13.45         617,488          740,892       1
AIM V.I. Capital Appreciation Fund                117        66,124.123         20.33       1,344,308        1,418,573       1
AIM V.I. Diversified Income Fund                  118       106,316.308          5.88         625,140          804,169       1
VALIC Company I Stock Index Fund                  133       198,980.650         22.29       4,435,293        5,563,425       1
VALIC Company I Growth & Income Fund              134       330,817.915         10.88       3,599,307        4,252,791       1
VALIC Company I International Equities Fund       135       197,079.258          6.07       1,196,270        1,376,330       1
VALIC Company I Government Securities Fund        138       403,138.745         10.30       4,152,332        4,119,142       1
PIMCO Premier VIT Managed Portfolio               139       243,697.100         29.37       7,157,380        8,969,074       1
Janus Aspen Portfolio                             141        17,886.007         21.11         377,577          334,239       1
Janus Aspen Overseas Portfolio                    142        15,571.279         45.08         701,960          626,157       1
MFS VIT Core Equity Series                        143        16,305.715         13.49         219,969          212,810       1
VALIC Company I Science & Technology Fund         144        11,943.527         13.13         156,821          133,758       1
VALIC Company II Mid Cap Value Fund               145       106,017.152         13.90       1,473,673        1,781,006       1
VALIC Company II Strategic Bond Fund              146        81,384.448         10.39         845,584          818,739       1
VALIC Company II High Yield Bond Fund             147        31,278.285          6.88         215,195          217,177       1

/(1)/ Represents the level within the fair value hieracrchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.
/(2)/    Division 4 merged into Division 10 on April 24, 2009.

   The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2009

                                                                    JP MORGAN             JP MORGAN             JP MORGAN
                                                                 INSURANCE TRUST       INSURANCE TRUST       INSURANCE TRUST
                                                                      U.S.                  EQUITY               INTREPID
                                                                EQUITY PORTFOLIO       INDEX PORTFOLIO      GROWTH PORTFOLIO
                                                               ---------------------------------------------------------------
                                                                    DIVISION 1            DIVISION 2            DIVISION 3
                                                               ---------------------------------------------------------------
INVESTMENT INCOME:
  Dividends From Mutual Funds                                  $           110,260   $            19,055   $            34,031
EXPENSES:
  Mortality And Expense Risk Charge                                         44,026                 8,493                48,413
                                                               ---------------------------------------------------------------
Net Investment Income (Loss)                                                66,234                10,562               (14,382)
                                                               ---------------------------------------------------------------

NET REALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net Realized Gains (Losses) on Sale of Fund Shares                      (102,224)             (111,280)              (72,141)
  Realized Gain Distributions From Mutual Funds                               --                    --                    --
                                                               ---------------------------------------------------------------
  Net Realized Gains (Losses)                                             (102,224)             (111,280)              (72,141)
                                                               ---------------------------------------------------------------
  Net Change in Unrealized Appreciation (Depreciation)
   During The Period                                                       991,764               234,585             1,178,832
                                                               ---------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS              $           955,774   $           133,867   $         1,092,309
                                                               ===============================================================

   The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF OPERATIONS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2009

                                                JP MORGAN             JP MORGAN             JP MORGAN             JP MORGAN
                                             INSURANCE TRUST       INSURANCE TRUST       INSURANCE TRUST       INSURANCE TRUST
                                                 MID CAP         DIVERSIFIED MID CAP         INTREPID            GOVERNMENT
                                             VALUE PORTFOLIO       GROWTH PORTFOLIO     MID CAP PORTFOLIO       BOND PORTFOLIO
                                           -------------------------------------------------------------------------------------
                                           DIVISION 4 AND 10/(2)/     DIVISION 5            DIVISION 6          DIVISION 7/(1)/
                                           -------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends From Mutual Funds              $            85,073   $              --     $            12,072   $           615,913
EXPENSES:
  Mortality And Expense Risk Charge                     39,131                28,486                 8,855                34,431
                                           -------------------------------------------------------------------------------------
Net Investment Income (Loss)                            45,942               (28,486)                3,217               581,482
                                           -------------------------------------------------------------------------------------

NET REALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net Realized Gains (Losses) on Sale of
   Fund Shares                                      (3,773,571)             (606,943)             (257,894)              (31,825)
  Realized Gain Distributions From
   Mutual Funds                                           --                    --                    --                 145,814
                                           -------------------------------------------------------------------------------------
  Net Realized Gains (Losses)                       (3,773,571)             (606,943)             (257,894)              113,989
                                           -------------------------------------------------------------------------------------
  Net Change in Unrealized Appreciation
   (Depreciation) During The Period                  4,401,884             1,460,694               469,884              (688,283)
                                           -------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS                                $           674,255   $           825,265   $           215,207   $             7,188
                                           =====================================================================================

   The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF OPERATIONS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2009

                                                JP MORGAN             JP MORGAN                                  VAN KAMPEN
                                             INSURANCE TRUST       INSURANCE TRUST           AIM V.I.                LIT
                                                CORE BOND             BALANCED            INTERNATIONAL         CAPITAL GROWTH
                                                PORTFOLIO             PORTFOLIO            GROWTH FUND            PORTFOLIO
                                           -------------------------------------------------------------------------------------
                                                DIVISION 8            DIVISION 9           DIVISION 21       DIVISION 22 AND 136
                                           -------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends From Mutual Funds              $           670,218   $            90,790   $            36,516   $             5,878
EXPENSES:
  Mortality And Expense Risk Charge                    150,514                26,315                31,467                71,557
                                           -------------------------------------------------------------------------------------
Net Investment Income (Loss)                           519,704                64,475                 5,049               (65,679)
                                           -------------------------------------------------------------------------------------

NET REALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net Realized Gains (Losses) on Sale of
   Fund Shares                                        (255,250)             (387,177)              507,101              (494,629)
  Realized Gain Distributions From Mutual Funds           --                    --                    --                    --
                                           -------------------------------------------------------------------------------------
  Net Realized Gains (Losses)                         (255,250)             (387,177)              507,101              (494,629)
                                           -------------------------------------------------------------------------------------
  Net Change in Unrealized Appreciation
   (Depreciation) During The Period                    767,761               746,286               216,200             3,170,972
                                           -------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS                                $         1,032,215   $           423,584   $           728,350   $         2,610,664
                                           =====================================================================================

   The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF OPERATIONS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2009

                                                                       TEMPLETON
                                                 FRANKLIN             DEVELOPING           OPPENHEIMER         VALIC COMPANY I
                                               SMALL-MID CAP      MARKETS SECURITIES       HIGH INCOME         MONEY MARKET I
                                            GROWTH SECURITIES            FUND                FUND /VA             PORTFOLIO
                                           -------------------------------------------------------------------------------------
                                               DIVISION 23       DIVISION 24 AND 115   DIVISION 25 AND 114   DIVISION 26 AND 132
                                           -------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends From Mutual Funds              $              --     $            50,873   $              --     $             4,441
EXPENSES:
  Mortality And Expense Risk Charge                      5,162                13,330                 9,020                20,162
                                           -------------------------------------------------------------------------------------
Net Investment Income (Loss)                            (5,162)               37,543                (9,020)              (15,721)
                                           -------------------------------------------------------------------------------------

NET REALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net Realized Gains (Losses) on Sale of
   Fund Shares                                         (58,849)              (96,776)           (1,268,318)                 --
  Realized Gain Distributions From
   Mutual Funds                                           --                    --                    --                    --
                                           -------------------------------------------------------------------------------------
  Net Realized Gains (Losses)                          (58,849)              (96,776)           (1,268,318)                 --
                                           -------------------------------------------------------------------------------------

  Net Change in Unrealized Appreciation
   (Depreciation) During The Period                    219,201               613,212             1,422,444                  --
                                           -------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS                                $           155,190   $           553,979   $           145,106   $           (15,721)
                                           =====================================================================================

   The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF OPERATIONS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2009

                                               VAN KAMPEN
                                                   LIT                 PUTNAM VT             AIM V.I.            OPPENHEIMER
                                               ENTERPRISE           GLOBAL EQUITY          CORE EQUITY           MAIN STREET
                                                PORTFOLIO               FUND                  FUND                  FUND
                                           -------------------------------------------------------------------------------------
                                             DIVISION 27/(1)/    DIVISION 29 AND 149       DIVISION 30           DIVISION 111
                                           -------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends From Mutual Funds              $             2,789   $              --     $            78,117   $            72,759
EXPENSES:
  Mortality And Expense Risk Charge                        714                 1,642                55,697                50,965
                                           -------------------------------------------------------------------------------------
Net Investment Income (Loss)                             2,075                (1,642)               22,420                21,794
                                           -------------------------------------------------------------------------------------

NET REALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net Realized Gains (Losses) on Sale of
   Fund Shares                                        (100,778)              (11,845)             (631,402)             (276,792)
  Realized Gain Distributions From
   Mutual Funds                                           --                    --                    --                    --
                                           -------------------------------------------------------------------------------------
  Net Realized Gains (Losses)                         (100,778)              (11,845)             (631,402)             (276,792)
                                           -------------------------------------------------------------------------------------
  Net Change in Unrealized Appreciation
   (Depreciation) During The Period                     95,980                42,288             1,601,152             1,074,355
                                           -------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS                                $            (2,723)  $            28,801   $           992,170   $           819,357
                                           =====================================================================================

   The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF OPERATIONS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2009

                                               OPPENHEIMER           OPPENHEIMER
                                                 CAPITAL             MAIN STREET            TEMPLETON         AIM V.I. CAPITAL
                                              APPRECIATION            SMALL CAP              FOREIGN            APPRECIATION
                                                   FUND                  FUND            SECURITIES FUND            FUND
                                           -------------------------------------------------------------------------------------
                                               DIVISION 112          DIVISION 113         DIVISION 116           DIVISION 117
                                           -------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends From Mutual Funds              $             9,170   $            10,530   $            18,644   $             7,741
EXPENSES:
  Mortality And Expense Risk Charge                     38,393                14,559                 7,745                18,038
                                           -------------------------------------------------------------------------------------
Net Investment Income (Loss)                           (29,223)               (4,029)               10,899               (10,297)
                                           -------------------------------------------------------------------------------------

NET REALIZED GAINS (LOSSES) ON
 INVESTMENTS:
  Net Realized Gains (Losses) on Sale of
   Fund Shares                                         173,370)              (81,775)              (36,866)              (77,668)
  Realized Gain Distributions From
   Mutual Funds                                           --                    --                  23,000                  --
                                           -------------------------------------------------------------------------------------
  Net Realized Gains (Losses)                         (173,370)              (81,775)              (13,866)              (77,668)
                                           -------------------------------------------------------------------------------------
  Net Change in Unrealized Appreciation
   (Depreciation) During The Period                  1,158,428               380,575               166,041               304,073
                                           -------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS                                $           955,835   $           294,771   $           163,074   $           216,108
                                           =====================================================================================

   The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF OPERATIONS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2009

                                                 AIM V.I.                                                        VALIC CO. I
                                               DIVERSIFIED         VALIC COMPANY I       VALIC COMPANY I        INTERNATIONAL
                                                  INCOME             STOCK INDEX         GROWTH & INCOME           EQUITIES
                                                   FUND                 FUND                   FUND                  FUND
                                           -------------------------------------------------------------------------------------
                                              DIVISION 118          DIVISION 133           DIVISION 134          DIVISION 135
                                           -------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends From Mutual Funds              $            64,105   $            93,588   $            78,733   $            28,473
EXPENSES:
  Mortality And Expense Risk Charge                      9,200                55,709                47,024                15,111
                                           -------------------------------------------------------------------------------------
Net Investment Income (Loss)                            54,905                37,879                31,709                13,362
                                           -------------------------------------------------------------------------------------

NET REALIZED GAINS (LOSSES) ON
 INVESTMENTS:
  Net Realized Gains (Losses) on Sale of
   Fund Shares                                         (86,476)             (439,031)             (429,807)              (84,903)
  Realized Gain Distributions From
   Mutual Funds                                           --                 126,777                  --                    --
                                           -------------------------------------------------------------------------------------
  Net Realized Gains (Losses)                          (86,476)             (312,254)             (429,807)              (84,903)
                                           -------------------------------------------------------------------------------------
  Net Change in Unrealized Appreciation
   (Depreciation) During The Period                     87,572             1,121,588               991,683               338,927
                                           -------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS                                $            56,001   $           847,213   $           593,585   $           267,386
                                           =====================================================================================

   The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF OPERATIONS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2009

                                               VALIC CO. I
                                               GOVERNMENT         PIMCO PREMIER VIT                              JANUS ASPEN
                                               SECURITIES             MANAGED              JANUS ASPEN            OVERSEAS
                                                  FUND               PORTFOLIO              PORTFOLIO             PORTFOLIO
                                           -------------------------------------------------------------------------------------
                                              DIVISION 138          DIVISION 139          DIVISION 141          DIVISION 142
                                           -------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends From Mutual Funds              $           156,274   $           162,830   $             1,309   $             2,298
EXPENSES:
  Mortality And Expense Risk Charge                     67,381                95,064                 4,995                 7,989
                                           -------------------------------------------------------------------------------------
Net Investment Income (Loss)                            88,893                67,766                (3,686)               (5,691)
                                           -------------------------------------------------------------------------------------

NET REALIZED GAINS (LOSSES) ON
 INVESTMENTS:
  Net Realized Gains (Losses) on Sale of
   Fund Shares                                          12,819              (675,886)               (9,425)               17,165
  Realized Gain Distributions From
   Mutual Funds                                           --                    --                    --                  15,882
                                           -------------------------------------------------------------------------------------
  Net Realized Gains (Losses)                           12,819              (675,886)               (9,425)               33,047
                                           -------------------------------------------------------------------------------------
  Net Change in Unrealized Appreciation
   (Depreciation) During The Period                   (390,166)            1,998,607               115,285               276,197
                                           -------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS                                $          (288,454)  $         1,390,487   $           102,174   $           303,553
                                           =====================================================================================

   The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF OPERATIONS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2009

                                                   MFS               VALIC CO. I
                                                VIT CORE               SCIENCE          VALIC COMPANY II      VALIC COMPANY II
                                                 EQUITY             & TECHNOLOGY             MID CAP           STRATEGIC BOND
                                                 SERIES                 FUND               VALUE FUND               FUND
                                           -------------------------------------------------------------------------------------
                                               DIVISION 143          DIVISION 144          DIVISION 145          DIVISION 146
                                           -------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends From Mutual Funds              $             3,556   $               143   $            15,553   $            40,341
EXPENSES:
  Mortality And Expense Risk Charge                      2,839                 2,130                18,020                10,392
                                           -------------------------------------------------------------------------------------
Net Investment Income (Loss)                               717                (1,987)               (2,467)               29,949
                                           -------------------------------------------------------------------------------------

NET REALIZED GAINS (LOSSES) ON
 INVESTMENTS:
  Net Realized Gains (Losses) on Sale of
   Fund Shares                                          (8,612)                4,545              (148,544)              (23,924)
  Realized Gain Distributions From
   Mutual Funds                                           --                    --                    --                    --
                                           -------------------------------------------------------------------------------------
  Net Realized Gains (Losses)                           (8,612)                4,545              (148,544)              (23,924)
                                           -------------------------------------------------------------------------------------
  Net Change in Unrealized Appreciation
   (Depreciation) During The Period                     60,869                70,602               533,432               154,042
                                           -------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS                                $            52,974   $            73,160   $           382,421   $           160,067
                                           =====================================================================================

   The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF OPERATIONS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2009

                                                                           VALIC COMPANY II          PUTNAM VT
                                                                           HIGH YIELD BOND       DISCOVERY GROWTH
                                                                                FUND                   FUND
                                                                         ------------------------------------------
                                                                            DIVISION 147         DIVISION 148/(1)/
                                                                         ------------------------------------------
INVESTMENT INCOME:
  Dividends From Mutual Funds                                            $            17,874    $                59
EXPENSES:
  Mortality And Expense Risk Charge                                                    2,444                    359
                                                                         ------------------------------------------
Net Investment Income (Loss)                                                          15,430                   (300)
                                                                         ------------------------------------------
NET REALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net Realized Gains (Losses) on Sale of Fund Shares                                 (12,782)              (136,142)
  Realized Gain Distributions From Mutual Funds                                           --                     --
                                                                         ------------------------------------------
  Net Realized Gains (Losses)                                                        (12,782)              (136,142)
                                                                         ------------------------------------------
  Net Change in Unrealized Appreciation (Depreciation) During The Period              59,132                132,181
                                                                         ------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                        $            61,780    $            (4,261)
                                                                         ==========================================

/(1)/    Fund closed on April 24, 2009.
/(2)/ Division 4 merged into Division 10 on April 24, 2009. The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                              JP MORGAN                       JP MORGAN
                                                                            INSURANCE TRUST                 INSURANCE TRUST
                                                                                 U.S.                           EQUITY
                                                                           EQUITY PORTFOLIO                 INDEX PORTFOLIO
                                                                     ------------------------------------------------------------
                                                                              DIVISION 1                      DIVISION 2
                                                                     ------------------------------------------------------------
                                                                       FOR THE         FOR THE         FOR THE         FOR THE
                                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                         2009            2008            2009            2008
                                                                     ------------------------------------------------------------
OPERATIONS:
  Net Investment Income (Loss)                                       $     66,234    $      6,903    $     10,562    $     23,607
  Net Realized Gains (Losses) From Securities Transactions               (102,224)      1,074,326        (111,280)        212,470
  Net Change in Unrealized Appreciation (Depreciation) During The
   Period                                                                 991,764      (4,477,899)        234,585      (1,176,378)
                                                                     ------------------------------------------------------------
Increase (Decrease) In Net Assets From Operations                         955,774      (3,396,670)        133,867        (940,301)
                                                                     ------------------------------------------------------------

PRINCIPAL TRANSACTIONS:
  Purchase Payments                                                         2,901          13,109            (631)           (749)
  Surrenders Of Accumulation Units By Terminations And Withdrawals     (1,749,698)     (3,711,907)       (301,690)     (1,261,949)
  Contract Maintenance Charge                                                --              --              --              --
  Amounts Transferred From (To) Other Divisions Or The WNL General
   Account, Net                                                          (117,956)       (463,719)        (27,068)       (150,785)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Net Assets Resulting From Principal
   Transactions                                                        (1,864,753)     (4,162,517)       (329,389)     (1,413,483)
                                                                     ------------------------------------------------------------
Total Increase (Decrease) In Net Assets                                  (908,979)     (7,559,187)       (195,522)     (2,353,784)

NET ASSETS:
Beginning Of Period                                                    4,708,689      12,267,876         959,659       3,313,443
                                                                     ------------------------------------------------------------
End Of Period                                                        $  3,799,710    $  4,708,689    $    764,137    $    959,659
                                                                     ============================================================

CHANGES IN UNITS OUTSTANDING
------------------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.15%
  Accumulation Units For Purchase Payments Received                           225           1,435            --               (82)
  Decrease For Surrendered Contracts                                     (239,544)       (399,433)        (45,478)       (142,674)
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                           (18,717)        (52,113)         (5,152)        (16,724)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                               (258,036)       (450,111)        (50,630)       (159,480)
  Accumulation Units At Beginning Of Period                               662,759       1,112,870         139,512         298,992
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                     404,723         662,759          88,882         139,512
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.40%
  Accumulation Units For Purchase Payments Received                          --              --              --              --
  Decrease For Surrendered Contracts                                         --              --              --              --
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                              --              --              --              --
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                   --              --              --              --
  Accumulation Units At Beginning Of Period                                  --              --              --              --
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                        --              --              --              --
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.45%
  Accumulation Units For Purchase Payments Received                          --              --              --              --
  Decrease For Surrendered Contracts                                         --              --              --              --
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                              --              --              --              --
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                   --              --              --              --
  Accumulation Units At Beginning Of Period                                  --              --              --              --
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                        --              --              --              --
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.50%
  Accumulation Units For Purchase Payments Received                          --              --              --              --
  Decrease For Surrendered Contracts                                         --              --              --              --
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                              --              --              --              --
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                   --              --              --              --
  Accumulation Units At Beginning Of Period                                  --              --              --              --
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                        --              --              --              --
                                                                     ============================================================

   The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                              JP MORGAN                        JP MORGAN
                                                                           INSURANCE TRUST                  INSURANCE TRUST
                                                                               INTREPID                         MID CAP
                                                                           GROWTH PORTFOLIO                 VALUE PORTFOLIO
                                                                     ------------------------------------------------------------
                                                                              DIVISION 3                DIVISION 4 AND 10/(2)/
                                                                     ------------------------------------------------------------
                                                                       FOR THE         FOR THE         FOR THE         FOR THE
                                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                         2009            2008            2009            2008
                                                                     ------------------------------------------------------------
OPERATIONS:
  Net Investment Income (Loss)                                       $    (14,382)   $     (9,320)   $     45,942    $     41,266
  Net Realized Gains (Losses) From Securities Transactions                (72,141)        125,103      (3,773,571)     (2,123,224)
  Net Change in Unrealized Appreciation (Depreciation) During The
   Period                                                               1,178,832      (4,601,669)      4,401,884      (1,157,109)
                                                                     ------------------------------------------------------------
Increase (Decrease) In Net Assets From Operations                       1,092,309      (4,485,886)        674,255      (3,239,067)
                                                                     ------------------------------------------------------------

PRINCIPAL TRANSACTIONS:
  Purchase Payments                                                         2,984          15,289           3,947          13,448
  Surrenders Of Accumulation Units By Terminations And Withdrawals     (1,702,909)     (4,471,078)     (1,484,098)     (3,677,001)
  Contract Maintenance Charge                                                --              --              --              --
  Amounts Transferred From (To) Other Divisions Or The WNL General
   Account, Net                                                          (210,397)       (502,354)       (124,910)       (439,144)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Net Assets Resulting From Principal
   Transactions                                                        (1,910,322)     (4,958,143)     (1,605,061)     (4,102,697)
                                                                     ------------------------------------------------------------
Total Increase (Decrease) In Net Assets                                  (818,013)     (9,444,029)       (930,806)     (7,341,764)

NET ASSETS:
Beginning Of Period                                                     5,097,594      14,541,624       4,329,401      11,671,165
                                                                     ------------------------------------------------------------
End Of Period                                                        $  4,279,581    $  5,097,595    $  3,398,595    $  4,329,401
                                                                     ============================================================

CHANGES IN UNITS OUTSTANDING
------------------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.15%
  Accumulation Units For Purchase Payments Received                           410           2,350             114             770
  Decrease For Surrendered Contracts                                     (343,676)       (676,713)       (113,627)       (210,576)
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                           (45,630)        (80,678)        (10,671)        (25,786)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                               (388,896)       (755,041)       (124,184)       (235,592)
  Accumulation Units At Beginning Of Period                             1,057,624       1,812,665         327,588         563,180
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                     668,728       1,057,624         203,404         327,588
                                                                     ============================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.40%
  Accumulation Units For Purchase Payments Received                          --              --              --              --
  Decrease For Surrendered Contracts                                         --              --              --              --
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                              --              --              --              --
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                   --              --              --              --
  Accumulation Units At Beginning Of Period                                  --              --              --              --
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                        --              --              --              --
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.45%
  Accumulation Units For Purchase Payments Received                          --              --              --              --
  Decrease For Surrendered Contracts                                         --              --              --              --
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                              --              --              --              --
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                   --              --              --              --
  Accumulation Units At Beginning Of Period                                  --              --              --              --
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                        --              --              --              --
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.50%
  Accumulation Units For Purchase Payments Received                          --              --              --              --
  Decrease For Surrendered Contracts                                         --              --              --              --
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                              --              --              --              --
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                   --              --              --              --
  Accumulation Units At Beginning Of Period                                  --              --              --              --
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                        --              --              --              --
                                                                     ============================================================

   The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                              JP MORGAN                        JP MORGAN
                                                                           INSURANCE TRUST                  INSURANCE TRUST
                                                                         DIVERSIFIED MID CAP                   INTREPID
                                                                           GROWTH PORTFOLIO                MID CAP PORTFOLIO
                                                                     ------------------------------------------------------------
                                                                              DIVISION 5                      DIVISION 6
                                                                     ------------------------------------------------------------
                                                                       FOR THE         FOR THE         FOR THE         FOR THE
                                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                         2009            2008            2009            2008
                                                                     ------------------------------------------------------------
OPERATIONS:
  Net Investment Income (Loss)                                       $    (28,486)   $    (65,118)   $      3,217    $     (8,842)
  Net Realized Gains (Losses) From Securities Transactions               (606,943)      1,269,313        (257,894)        155,115
  Net Change in Unrealized Appreciation (Depreciation) During
   The Period                                                           1,460,694      (4,081,461)        469,884        (882,718)
                                                                     ------------------------------------------------------------
Increase (Decrease) In Net Assets From Operations                         825,265      (2,877,266)        215,207        (736,445)
                                                                     ------------------------------------------------------------

PRINCIPAL TRANSACTIONS:
  Purchase Payments                                                         2,346           8,074             150           2,994
  Surrenders Of Accumulation Units By Terminations And Withdrawals       (934,170)     (2,756,155)       (275,621)       (664,675)
  Contract Maintenance Charge                                                --              --              --              --
  Amounts Transferred From (To) Other Divisions Or The WNL General
   Account, Net                                                           (56,494)       (244,445)         (2,727)        (80,956)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Net Assets Resulting From Principal
   Transactions                                                          (988,318)     (2,992,526)       (278,198)       (742,637)
                                                                     ------------------------------------------------------------
Total Increase (Decrease) In Net Assets                                  (163,053)     (5,869,792)        (62,991)     (1,479,082)

NET ASSETS:
Beginning Of Period                                                     2,732,170       8,601,962         889,232       2,368,314
                                                                     ------------------------------------------------------------
End Of Period                                                        $  2,569,117    $  2,732,170    $    826,241    $    889,232
                                                                     ============================================================

CHANGES IN UNITS OUTSTANDING
------------------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.15%
  Accumulation Units For Purchase Payments Received                            62             580               3             195
  Decrease For Surrendered Contracts                                      (87,666)       (191,847)        (23,476)        (42,585)
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                            (5,884)        (17,901)           (623)         (5,525)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                (93,488)       (209,168)        (24,096)        (47,915)
  Accumulation Units At Beginning Of Period                               279,092         488,260          78,452         126,367
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                     185,604         279,092          54,356          78,452
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.40%
  Accumulation Units For Purchase Payments Received                          --              --              --              --
  Decrease For Surrendered Contracts                                         --              --              --              --
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                              --              --              --              --
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                   --              --              --              --
  Accumulation Units At Beginning Of Period                                  --              --              --              --
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                        --              --              --              --
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.45%
  Accumulation Units For Purchase Payments Received                          --              --              --              --
  Decrease For Surrendered Contracts                                         --              --              --              --
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                              --              --              --              --
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                   --              --              --              --
  Accumulation Units At Beginning Of Period                                  --              --              --              --
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                        --              --              --              --
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.50%
  Accumulation Units For Purchase Payments Received                          --              --              --              --
  Decrease For Surrendered Contracts                                         --              --              --              --
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                              --              --              --              --
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                   --              --              --              --
  Accumulation Units At Beginning Of Period                                  --              --              --              --
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                        --              --              --              --
                                                                     ============================================================

   The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                              JP MORGAN                        JP MORGAN
                                                                           INSURANCE TRUST                  INSURANCE TRUST
                                                                              GOVERNMENT                       CORE BOND
                                                                            BOND PORTFOLIO                     PORTFOLIO
                                                                     ------------------------------------------------------------
                                                                            DIVISION 7/(1)/                     DIVISION 8
                                                                     ------------------------------------------------------------
                                                                       FOR THE         FOR THE         FOR THE         FOR THE
                                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                         2009            2008            2009            2008
                                                                     ------------------------------------------------------------
OPERATIONS:
  Net Investment Income (Loss)                                       $    581,482    $    663,662    $    519,704    $    670,660
  Net Realized Gains (Losses) From Securities Transactions                113,989        (163,293)       (255,250)       (276,052)
  Net Change in Unrealized Appreciation (Depreciation) During The
   Period                                                                (688,283)        632,423         767,761        (372,370)
                                                                     ------------------------------------------------------------
Increase (Decrease) In Net Assets From Operations                           7,188       1,132,792       1,032,215          22,238
                                                                     ------------------------------------------------------------

PRINCIPAL TRANSACTIONS:
  Purchase Payments                                                        (1,409)          8,837           5,902           8,296
  Surrenders Of Accumulation Units By Terminations And Withdrawals     (2,764,123)     (6,767,217)     (5,465,267)     (5,809,805)
  Contract Maintenance Charge                                                --              --              --              --
  Amounts Transferred From (To) Other Divisions Or The WNL General
  Account, Net                                                         (8,314,372)       (832,316)      7,984,871        (969,051)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Net Assets Resulting From Principal
  Transactions                                                        (11,079,904)     (7,590,696)      2,525,506      (6,770,560)
                                                                     ------------------------------------------------------------
  Total Increase (Decrease) In Net Assets                             (11,072,716)     (6,457,904)      3,557,721      (6,748,322)

NET ASSETS:
Beginning Of Period                                                   11,072,716      17,530,620      10,306,828      17,055,150
                                                                     ------------------------------------------------------------
End Of Period                                                        $       --      $ 11,072,716    $ 13,864,549    $ 10,306,828
                                                                     ============================================================

CHANGES IN UNITS OUTSTANDING
------------------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.15%
  Accumulation Units For Purchase Payments Received                          --               588             530             560
  Decrease For Surrendered Contracts                                     (168,116)       (433,300)       (352,058)       (386,393)
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                          (504,534)        (52,926)        517,057         (65,340)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                               (672,650)       (485,638)        165,529        (451,173)
  Accumulation Units At Beginning Of Period                               672,650       1,158,288         686,543       1,137,716
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                        --           672,650         852,072         686,543
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.40%
  Accumulation Units For Purchase Payments Received                          --              --              --              --
  Decrease For Surrendered Contracts                                         --              --              --              --
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                              --              --              --              --
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                   --              --              --              --
  Accumulation Units At Beginning Of Period                                  --              --              --              --
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                        --              --              --              --
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.45%
  Accumulation Units For Purchase Payments Received                          --              --              --              --
  Decrease For Surrendered Contracts                                         --              --              --              --
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                              --              --              --              --
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                   --              --              --              --
  Accumulation Units At Beginning Of Period                                  --              --              --              --
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                        --              --              --              --
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.50%
  Accumulation Units For Purchase Payments Received                          --              --              --              --
  Decrease For Surrendered Contracts                                         --              --              --              --
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                              --              --              --              --
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                   --              --              --              --
  Accumulation Units At Beginning Of Period                                  --              --              --              --
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                        --              --              --              --
                                                                     ============================================================

   The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                              JP MORGAN
                                                                           INSURANCE TRUST                     AIM V.I.
                                                                               BALANCED                      INTERNATIONAL
                                                                              PORTFOLIO                       GROWTH FUND
                                                                     ------------------------------------------------------------
                                                                              DIVISION 9                      DIVISION 21
                                                                     ------------------------------------------------------------
                                                                       FOR THE         FOR THE         FOR THE         FOR THE
                                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                         2009            2008            2009            2008
                                                                     ------------------------------------------------------------
OPERATIONS:
  Net Investment Income (Loss)                                       $     64,475    $    125,338    $      5,049    $    (46,066)
  Net Realized Gains (Losses) From Securities Transactions               (387,177)        643,498         507,101       1,532,852
  Net Change in Unrealized Appreciation (Depreciation) During The
   Period                                                                 746,286      (1,977,407)        216,200      (4,545,281)
                                                                     ------------------------------------------------------------
Increase (Decrease) In Net Assets From Operations                         423,584      (1,208,571)        728,350      (3,058,495)
                                                                     ------------------------------------------------------------

PRINCIPAL TRANSACTIONS:
  Purchase Payments                                                         1,039           3,392           2,502           5,050
  Surrenders Of Accumulation Units By Terminations And Withdrawals       (873,906)     (1,814,794)     (1,196,112)     (2,844,913)
   Contract Maintenance Charge                                               --              --              --              --
  Amounts Transferred From (To) Other Divisions Or The WNL General
   Account, Net                                                           (51,769)       (151,173)        (77,662)       (287,842)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Net Assets Resulting From Principal
   Transactions                                                          (924,636)     (1,962,575)     (1,271,272)     (3,127,705)
                                                                     ------------------------------------------------------------
Total Increase (Decrease) In Net Assets                                  (501,052)     (3,171,146)       (542,922)     (6,186,200)

NET ASSETS:
Beginning Of Period                                                     2,748,441       5,919,587       3,300,672       9,486,872
                                                                     ------------------------------------------------------------
End Of Period                                                        $  2,247,389    $  2,748,441    $  2,757,750    $  3,300,672
                                                                     ============================================================

CHANGES IN UNITS OUTSTANDING
------------------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.15%
  Accumulation Units For Purchase Payments Received                            98             320             262             350
  Decrease For Surrendered Contracts                                      (94,049)       (168,685)       (111,701)       (200,797)
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                            (6,310)        (14,469)         (8,702)        (21,832)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                               (100,261)       (182,834)       (120,141)       (222,279)
  Accumulation Units At Beginning Of Period                               298,994         481,828         320,350         542,629
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                     198,733         298,994         200,209         320,350
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.40%
  Accumulation Units For Purchase Payments Received                          --              --              --              --
  Decrease For Surrendered Contracts                                         --              --              --              --
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                              --              --              --              --
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                   --              --              --              --
  Accumulation Units At Beginning Of Period                                  --              --              --              --
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                        --              --              --              --
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.45%
  Accumulation Units For Purchase Payments Received                          --              --              --              --
  Decrease For Surrendered Contracts                                         --              --              --              --
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                              --              --              --              --
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                   --              --              --              --
  Accumulation Units At Beginning Of Period                                  --              --              --              --
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                        --              --              --              --
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.50%
  Accumulation Units For Purchase Payments Received                          --              --              --              --
  Decrease For Surrendered Contracts                                         --              --              --              --
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                              --              --              --              --
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                   --              --              --              --
  Accumulation Units At Beginning Of Period                                  --              --              --              --
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                        --              --              --              --
                                                                     ============================================================

   The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                              VAN KAMPEN
                                                                                 LIT                           FRANKLIN
                                                                            CAPITAL GROWTH               SMALL-MID CAP GROWTH
                                                                              PORTFOLIO                       SECURITIES
                                                                     ------------------------------------------------------------
                                                                         DIVISION 22 AND 136                  DIVISION 23
                                                                     ------------------------------------------------------------
                                                                       FOR THE         FOR THE         FOR THE         FOR THE
                                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                         2009            2008            2009            2008
                                                                     ------------------------------------------------------------
OPERATIONS:
  Net Investment Income (Loss)                                       $    (65,679)   $    (75,401)   $     (5,162)   $    (12,649)
  Net Realized Gains (Losses) From Securities Transactions               (494,629)       (350,816)        (58,849)        302,383
  Net Change in Unrealized Appreciation (Depreciation) During The
   Period                                                               3,170,972      (5,427,097)        219,201        (824,864)
                                                                     ------------------------------------------------------------
Increase (Decrease) In Net Assets From Operations                       2,610,664      (5,853,314)        155,190        (535,130)
                                                                     ------------------------------------------------------------

PRINCIPAL TRANSACTIONS:
  Purchase Payments                                                        45,095          51,806           4,832           5,161
  Surrenders Of Accumulation Units By Terminations And Withdrawals     (1,394,225)     (2,963,941)       (147,382)       (707,952)
  Contract Maintenance Charge                                              (4,100)         (4,695)           --              --
  Amounts Transferred From (To) Other Divisions Or The WNL General
  Account, Net                                                           (176,531)       (299,692)         (5,802)        (33,009)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Net Assets Resulting From Principal
   Transactions                                                        (1,529,761)     (3,216,522)       (148,352)       (735,800)
                                                                     ------------------------------------------------------------
Total Increase (Decrease) In Net Assets                                 1,080,903      (9,069,836)          6,838      (1,270,930)

NET ASSETS:
Beginning Of Period                                                     5,010,900      14,080,736         481,505       1,752,435
                                                                     ------------------------------------------------------------
End Of Period                                                        $  6,091,803    $  5,010,900    $    488,343    $    481,505
                                                                     ============================================================

CHANGES IN UNITS OUTSTANDING
------------------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.15%
  Accumulation Units For Purchase Payments Received                           512             708             561             468
  Decrease For Surrendered Contracts                                     (117,721)       (203,178)        (17,796)        (65,765)
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                           (11,263)        (20,099)         (1,031)         (3,102)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                               (128,472)       (222,569)        (18,266)        (68,399)
  Accumulation Units At Beginning Of Period                               325,411         547,980          64,000         132,399
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                     196,939         325,411          45,734          64,000
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.40%
  Accumulation Units For Purchase Payments Received                         2,219           1,775            --              --
  Decrease For Surrendered Contracts                                      (36,251)        (56,084)           --              --
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                            (7,145)         (7,389)           --              --
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                (41,177)        (61,698)           --              --
  Accumulation Units At Beginning Of Period                               234,985         296,683            --              --
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                     193,808         234,985            --              --
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.45%
  Accumulation Units For Purchase Payments Received                           (13)          2,090            --              --
  Decrease For Surrendered Contracts                                       (2,732)         (4,306)           --              --
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                            (1,359)            195            --              --
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                 (4,104)         (2,021)           --              --
  Accumulation Units At Beginning Of Period                                19,892          21,913            --              --
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                      15,788          19,892            --              --
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.50%
  Accumulation Units For Purchase Payments Received                            64              68            --              --
  Decrease For Surrendered Contracts                                       (2,753)         (4,944)           --              --
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                                52          (1,363)           --              --
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                 (2,637)         (6,239)           --              --
  Accumulation Units At Beginning Of Period                                15,642          21,881            --              --
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                      13,005          15,642            --              --
                                                                     ============================================================

   The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                              TEMPLETON
                                                                              DEVELOPING                      OPPENHEIMER
                                                                          MARKETS SECURITIES                  HIGH INCOME
                                                                                 FUND                          FUND /VA
                                                                     ------------------------------------------------------------
                                                                         DIVISION 24 AND 115              DIVISION 25 AND 114
                                                                     ------------------------------------------------------------
                                                                       FOR THE         FOR THE         FOR THE         FOR THE
                                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                         2009            2008            2009            2008
                                                                     ------------------------------------------------------------
OPERATIONS:
  Net Investment Income (Loss)                                       $     37,543    $    180,202    $     (9,020)   $    326,464
  Net Realized Gains (Losses) From Securities Transactions                (96,776)        469,630      (1,268,318)     (1,031,781)
  Net Change in Unrealized Appreciation (Depreciation) During The
   Period                                                                 613,212      (1,861,215)      1,422,444      (3,132,931)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Net Assets From Operations                       553,979      (1,211,383)        145,106      (3,838,248)
                                                                     ------------------------------------------------------------

PRINCIPAL TRANSACTIONS:
  Purchase Payments                                                        (1,685)          3,577             383           6,754
  Surrenders Of Accumulation Units By Terminations And Withdrawals       (160,354)       (554,351)       (274,348)     (1,969,247)
  Contract Maintenance Charge                                                (421)           (512)           (365)           (642)
  Amounts Transferred From (To) Other Divisions Or The WNL General
   Account, Net                                                           (34,373)         (5,876)         41,512        (269,809)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Net Assets Resulting From Principal
   Transactions                                                          (196,833)       (557,162)       (232,818)     (2,232,944)
                                                                     ------------------------------------------------------------
Total Increase (Decrease) In Net Assets                                   357,146      (1,768,545)        (87,712)     (6,071,192)

NET ASSETS:
Beginning Of Period                                                       929,540       2,698,085         841,606       6,912,798
                                                                     ------------------------------------------------------------
End Of Period                                                        $  1,286,686    $    929,540    $    753,894    $    841,606
                                                                     ============================================================

CHANGES IN UNITS OUTSTANDING
------------------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.15%
  Accumulation Units For Purchase Payments Received                             2            --               340             373
  Decrease For Surrendered Contracts                                       (7,182)        (15,982)        (80,742)       (137,347)
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                             1,367            (158)          2,591         (15,070)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                 (5,813)        (16,140)        (77,811)       (152,044)
  Accumulation Units At Beginning Of Period                                37,904          54,044         227,759         379,803
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                      32,091          37,904         149,948         227,759
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.40%
  Accumulation Units For Purchase Payments Received                            17             240              93             320
  Decrease For Surrendered Contracts                                       (1,268)         (6,109)        (12,317)        (49,906)
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                            (2,529)            (42)          8,951          (7,012)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                 (3,780)         (5,911)         (3,273)        (56,598)
  Accumulation Units At Beginning Of Period                                23,237          29,148          54,819         111,417
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                      19,457          23,237          51,546          54,819
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.45%
  Accumulation Units For Purchase Payments Received                            (2)             (1)             (3)             (3)
  Decrease For Surrendered Contracts                                           (3)         (1,049)         (1,702)         (1,828)
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                            (1,444)           --             1,598          (1,233)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                 (1,449)         (1,050)           (107)         (3,064)
  Accumulation Units At Beginning Of Period                                 1,600           2,650           2,910           5,974
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                         151           1,600           2,803           2,910
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.50%
  Accumulation Units For Purchase Payments Received                            (5)             (4)            (14)            (10)
  Decrease For Surrendered Contracts                                       (1,231)         (3,220)         (3,338)         (6,613)
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                               (20)           (172)            646          (2,985)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                 (1,256)         (3,396)         (2,706)         (9,608)
  Accumulation Units At Beginning Of Period                                 3,471           6,867          17,833          27,441
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                       2,215           3,471          15,127          17,833
                                                                     ============================================================

   The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                              VAN KAMPEN
                                                                           VALIC COMPANY I                        LIT
                                                                            MONEY MARKET I                    ENTERPRISE
                                                                              PORTFOLIO                        PORTFOLIO
                                                                     ------------------------------------------------------------
                                                                         DIVISION 26 AND 132               DIVISION 27/(1)/
                                                                     ------------------------------------------------------------
                                                                       FOR THE         FOR THE         FOR THE         FOR THE
                                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                         2009            2008            2009            2008
                                                                     ------------------------------------------------------------
OPERATIONS:
  Net Investment Income (Loss)                                       $    (15,721)   $     20,122    $      2,075    $         54
  Net Realized Gains (Losses) From Securities Transactions                   --              --          (100,778)         62,990
  Net Change in Unrealized Appreciation (Depreciation) During The
   Period                                                                    --                (4)         95,980        (360,806)
                                                                     ------------------------------------------------------------
Increase (Decrease) In Net Assets From Operations                         (15,721)         20,118          (2,723)       (297,762)
                                                                     ------------------------------------------------------------

PRINCIPAL TRANSACTIONS:
  Purchase Payments                                                         1,427          30,271               1             459
  Surrenders Of Accumulation Units By Terminations And Withdrawals       (583,550)     (3,304,499)        (54,309)       (275,769)
  Contract Maintenance Charge                                              (1,120)           (974)           --              --
  Amounts Transferred From (To) Other Divisions Or The WNL General
   Account, Net                                                           507,767       2,143,537        (236,611)           (702)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Net Assets Resulting From Principal
   Transactions                                                           (75,476)     (1,131,665)       (290,919)       (276,012)
                                                                     ------------------------------------------------------------
Total Increase (Decrease) In Net Assets                                   (91,197)     (1,111,547)       (293,642)       (573,774)

NET ASSETS:
Beginning Of Period                                                     1,423,380       2,534,927         293,642         867,416
                                                                     ------------------------------------------------------------
End Of Period                                                        $  1,332,183    $  1,423,380    $       --      $    293,642
                                                                     ============================================================

CHANGES IN UNITS OUTSTANDING
------------------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.15%
  Accumulation Units For Purchase Payments Received                          --              --              --                60
  Decrease For Surrendered Contracts                                      (23,589)       (174,761)        (10,686)        (38,300)
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                            25,666         138,884         (46,885)            (91)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                  2,077         (35,877)        (57,571)        (38,331)
  Accumulation Units At Beginning Of Period                                18,788          54,665          57,571          95,902
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                      20,865          18,788            --            57,571
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.40%
  Accumulation Units For Purchase Payments Received                           (12)          2,143            --              --
  Decrease For Surrendered Contracts                                      (16,013)        (66,674)           --              --
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                            10,134          24,830            --              --
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                 (5,891)        (39,701)           --              --
  Accumulation Units At Beginning Of Period                                69,896         109,597            --              --
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                      64,005          69,896            --              --
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.45%
  Accumulation Units For Purchase Payments Received                          --              --              --              --
  Decrease For Surrendered Contracts                                       (1,139)         (3,967)           --              --
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                             3,833           1,889            --              --
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                  2,694          (2,078)           --              --
  Accumulation Units At Beginning Of Period                                 7,040           9,118            --              --
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                       9,734           7,040            --              --
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.50%
  Accumulation Units For Purchase Payments Received                            41              51            --              --
  Decrease For Surrendered Contracts                                       (6,346)        (24,982)           --              --
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                             1,393          12,347            --              --
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                 (4,912)        (12,584)           --              --
  Accumulation Units At Beginning Of Period                                14,739          27,323            --              --
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                       9,827          14,739            --              --
                                                                     ============================================================

   The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                              PUTNAM VT                        AIM V.I.
                                                                            GLOBAL EQUITY                     CORE EQUITY
                                                                                 FUND                            FUND
                                                                     ------------------------------------------------------------
                                                                         DIVISION 29 AND 149                  DIVISION 30
                                                                     ------------------------------------------------------------
                                                                       FOR THE         FOR THE         FOR THE         FOR THE
                                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                         2009            2008            2009            2008
                                                                     ------------------------------------------------------------
OPERATIONS:
  Net Investment Income (Loss)                                       $     (1,642)   $      5,857    $     22,420    $     57,429
  Net Realized Gains (Losses) From Securities Transactions                (11,845)         91,151        (631,402)        151,397
  Net Change in Unrealized Appreciation (Depreciation) During The
   Period                                                                  42,288        (260,923)      1,601,152      (3,599,285)
                                                                     ------------------------------------------------------------
Increase (Decrease) In Net Assets From Operations                          28,801        (163,915)        992,170      (3,390,459)
                                                                     ------------------------------------------------------------
PRINCIPAL TRANSACTIONS:
  Purchase Payments                                                           414           1,479           3,780           4,780
  Surrenders Of Accumulation Units By Terminations And Withdrawals         (8,274)       (296,718)     (2,085,977)     (4,807,254)
  Contract Maintenance Charge                                                 (87)           (122)           --              --
  Amounts Transferred From (To) Other Divisions Or The WNL General
   Account, Net                                                           (22,865)          9,496        (187,044)       (588,858)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Net Assets Resulting From Principal
  Transactions                                                            (30,812)       (285,865)     (2,269,241)     (5,391,332)
                                                                     ------------------------------------------------------------
Total Increase (Decrease) In Net Assets                                    (2,011)       (449,780)     (1,277,071)     (8,781,791)

NET ASSETS:
Beginning Of Period                                                       128,858         578,638       6,042,553      14,824,344
                                                                     ------------------------------------------------------------
End Of Period                                                        $    126,847    $    128,858    $  4,765,482    $  6,042,553
                                                                     ============================================================

CHANGES IN UNITS OUTSTANDING
------------------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.15%
  Accumulation Units For Purchase Payments Received                          --              --               250             485
  Decrease For Surrendered Contracts                                         (272)         (3,568)       (258,829)       (464,039)
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                            (1,151)             86         (26,044)        (58,895)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                 (1,423)         (3,482)       (284,623)       (522,449)
  Accumulation Units At Beginning Of Period                                 5,868           9,350         752,683       1,275,132
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                       4,445           5,868         468,060         752,683
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.40%
  Accumulation Units For Purchase Payments Received                            23             150            --              --
  Decrease For Surrendered Contracts                                         (130)        (17,931)           --              --
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                            (2,012)            485            --              --
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                 (2,119)        (17,296)           --              --
  Accumulation Units At Beginning Of Period                                 9,524          26,820            --              --
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                       7,405           9,524            --              --
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.45%
  Accumulation Units For Purchase Payments Received                          --                (1)           --              --
  Decrease For Surrendered Contracts                                         (775)         (3,125)           --              --
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                               (49)             45            --              --
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                   (824)         (3,081)           --              --
  Accumulation Units At Beginning Of Period                                   824           3,905            --              --
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                        --               824            --              --
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.50%
  Accumulation Units For Purchase Payments Received                            43              31            --              --
  Decrease For Surrendered Contracts                                         (192)        (10,885)           --              --
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                              (779)            460            --              --
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                   (928)        (10,394)           --              --
  Accumulation Units At Beginning Of Period                                 6,683          17,077            --              --
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                       5,755           6,683            --              --
                                                                     ============================================================

   The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                             OPPENHEIMER                      OPPENHEIMER
                                                                             MAIN STREET                 CAPITAL APPRECIATION
                                                                                 FUND                            FUND
                                                                     ------------------------------------------------------------
                                                                             DIVISION 111                    DIVISION 112
                                                                     ------------------------------------------------------------
                                                                       FOR THE         FOR THE         FOR THE         FOR THE
                                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                         2009            2008            2009            2008
                                                                     ------------------------------------------------------------
OPERATIONS:
  Net Investment Income (Loss)                                       $     21,794    $     14,075    $    (29,223)   $    (60,503)
  Net Realized Gains (Losses) From Securities Transactions               (276,792)        559,878        (173,370)        123,405
  Net Change in Unrealized Appreciation (Depreciation) During The
   Period                                                               1,074,355      (3,537,211)      1,158,428      (2,660,302)
                                                                     ------------------------------------------------------------
Increase (Decrease) In Net Assets From Operations                         819,357      (2,963,258)        955,835      (2,597,400)
                                                                     ------------------------------------------------------------

PRINCIPAL TRANSACTIONS:
  Purchase Payments                                                        36,429          96,344          24,503          60,036
  Surrenders Of Accumulation Units By Terminations And Withdrawals       (671,587)     (1,808,606)       (584,351)     (1,275,747)
  Contract Maintenance Charge                                              (4,061)         (4,858)         (3,010)         (3,510)
  Amounts Transferred From (To) Other Divisions Or The WNL General
   Account, Net                                                           (86,485)       (314,209)        (52,171)       (251,783)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Net Assets Resulting From Principal
   Transactions                                                          (725,704)     (2,031,329)       (615,029)     (1,471,004)
                                                                     ------------------------------------------------------------
Total Increase (Decrease) In Net Assets                                    93,653      (4,994,587)        340,806      (4,068,404)

NET ASSETS:
Beginning Of Period                                                     3,805,688       8,800,275       2,588,297       6,656,701
                                                                     ------------------------------------------------------------
End Of Period                                                        $  3,899,341    $  3,805,688    $  2,929,103    $  2,588,297
                                                                     ============================================================

CHANGES IN UNITS OUTSTANDING
------------------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.15%
  Accumulation Units For Purchase Payments Received                          --              --              --              --
  Decrease For Surrendered Contracts                                         --              --              --              --
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                              --              --              --              --
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                   --              --              --              --
  Accumulation Units At Beginning Of Period                                  --              --              --              --
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                        --              --              --              --
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.40%
  Accumulation Units For Purchase Payments Received                         2,916           6,673           2,685           3,796
  Decrease For Surrendered Contracts                                      (56,991)       (138,604)        (47,329)        (69,018)
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                            (3,132)        (20,279)         (5,409)        (17,871)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                (57,207)       (152,210)        (50,053)        (83,093)
  Accumulation Units At Beginning Of Period                               356,636         508,846         255,636         338,729
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                     299,429         356,636         205,583         255,636
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.45%
  Accumulation Units For Purchase Payments Received                           (11)             (9)             (2)             39
  Decrease For Surrendered Contracts                                       (4,390)         (3,278)         (8,897)         (9,001)
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                            (1,335)           (158)            704             850
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                 (5,736)         (3,445)         (8,195)         (8,112)
  Accumulation Units At Beginning Of Period                                16,276          19,721          18,225          26,337
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                      10,540          16,276          10,030          18,225
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.50%
  Accumulation Units For Purchase Payments Received                           142           2,221              46             952
  Decrease For Surrendered Contracts                                      (22,875)        (31,151)         (5,644)        (27,607)
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                            (6,875)         (9,763)         (1,573)         (2,745)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                (29,608)        (38,693)         (7,171)        (29,400)
  Accumulation Units At Beginning Of Period                               111,026         149,719          42,603          72,003
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                      81,418         111,026          35,432          42,603
                                                                     ============================================================

   The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                               TEMPLETON
                                                                             OPPENHEIMER                        FOREIGN
                                                                        MAIN STREET SMALL CAP                 SECURITIES
                                                                                 FUND                            FUND
                                                                     ------------------------------------------------------------
                                                                             DIVISION 113                    DIVISION 116
                                                                     ------------------------------------------------------------
                                                                       FOR THE         FOR THE         FOR THE         FOR THE
                                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                         2009            2008            2009            2008
                                                                     ------------------------------------------------------------
OPERATIONS:
  Net Investment Income (Loss)                                       $     (4,029)   $    (16,761)   $     10,899    $     14,548
  Net Realized Gains (Losses) From Securities Transactions                (81,775)        415,331         (13,866)        247,182
  Net Change in Unrealized Appreciation (Depreciation) During The
   Period                                                                 380,575      (1,236,234)        166,041        (800,788)
                                                                     ------------------------------------------------------------
Increase (Decrease) In Net Assets From Operations                         294,771        (837,664)        163,074        (539,058)
                                                                     ------------------------------------------------------------

PRINCIPAL TRANSACTIONS:
  Purchase Payments                                                        12,751          12,795           6,306          10,357
  Surrenders Of Accumulation Units By Terminations And Withdrawals       (247,984)       (800,761)        (66,954)       (479,317)
  Contract Maintenance Charge                                              (1,114)         (1,343)           (493)           (587)
  Amounts Transferred From (To) Other Divisions Or The WNL General
   Account, Net                                                           (93,290)        (78,717)        (19,514)       (108,274)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Net Assets Resulting From Principal
   Transactions                                                          (329,637)       (868,026)        (80,655)       (577,821)
                                                                     ------------------------------------------------------------
Total Increase (Decrease) In Net Assets                                   (34,866)     (1,705,690)         82,419      (1,116,879)

NET ASSETS:
Beginning Of Period                                                     1,103,865       2,809,555         535,069       1,651,948
                                                                     ------------------------------------------------------------
End Of Period                                                        $  1,068,999    $  1,103,865    $    617,488    $    535,069
                                                                     ============================================================

CHANGES IN UNITS OUTSTANDING
------------------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.15%
  Accumulation Units For Purchase Payments Received                          --              --              --              --
  Decrease For Surrendered Contracts                                         --              --              --              --
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                              --              --              --              --
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                   --              --              --              --
  Accumulation Units At Beginning Of Period                                  --              --              --              --
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                        --              --              --              --
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.40%
  Accumulation Units For Purchase Payments Received                           213             502             691             705
  Decrease For Surrendered Contracts                                      (13,745)        (36,784)         (4,957)        (29,669)
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                            (6,268)         (4,407)         (1,809)         (4,608)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                (19,800)        (40,689)         (6,075)        (33,572)
  Accumulation Units At Beginning Of Period                                64,135         104,824          40,350          73,922
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                      44,335          64,135          34,275          40,350
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.45%
  Accumulation Units For Purchase Payments Received                             7              97              (1)           --
  Decrease For Surrendered Contracts                                         (260)           (242)            (37)            (39)
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                               (35)             31            (241)            (13)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                   (288)           (114)           (279)            (52)
  Accumulation Units At Beginning Of Period                                 5,139           5,253           1,394           1,446
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                       4,851           5,139           1,115           1,394
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.50%
  Accumulation Units For Purchase Payments Received                            39             101             (10)             (8)
  Decrease For Surrendered Contracts                                       (3,671)         (7,503)         (1,066)         (5,481)
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                              (866)           (132)            (41)         (3,021)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                 (4,498)         (7,534)         (1,117)         (8,510)
  Accumulation Units At Beginning Of Period                                17,512          25,046           9,614          18,124
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                      13,014          17,512           8,497           9,614
                                                                     ============================================================

   The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                           AIM V.I. CAPITAL              AIM V.I. DIVERSIFIED
                                                                             APPRECIATION                       INCOME
                                                                                 FUND                            FUND
                                                                     ------------------------------------------------------------
                                                                             DIVISION 117                    DIVISION 118
                                                                     ------------------------------------------------------------
                                                                       FOR THE         FOR THE         FOR THE         FOR THE
                                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                         2009            2008            2009            2008
                                                                     ------------------------------------------------------------
OPERATIONS:
  Net Investment Income (Loss)                                       $    (10,297)   $    (33,345)   $     54,905    $     58,528
  Net Realized Gains (Losses) From Securities Transactions                (77,668)          4,691         (86,476)       (137,237)
  Net Change in Unrealized Appreciation (Depreciation) During The
   Period                                                                 304,073      (1,210,809)         87,572        (113,310)
                                                                     ------------------------------------------------------------
Increase (Decrease) In Net Assets From Operations                         216,108      (1,239,463)         56,001        (192,019)
                                                                     ------------------------------------------------------------

PRINCIPAL TRANSACTIONS:
  Purchase Payments                                                         7,662          21,319          (1,248)          3,991
  Surrenders Of Accumulation Units By Terminations And Withdrawals       (227,383)       (721,254)       (150,880)       (461,774)
  Contract Maintenance Charge                                              (1,762)         (2,071)           (460)           (654)
  Amounts Transferred From (To) Other Divisions Or The WNL General
   Account, Net                                                           (23,253)            689          20,028        (106,870)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Net Assets Resulting From Principal
   Transactions                                                          (244,736)       (701,317)       (132,560)       (565,307)
                                                                     ------------------------------------------------------------
Total Increase (Decrease) In Net Assets                                   (28,628)     (1,940,780)        (76,559)       (757,326)

NET ASSETS:
Beginning Of Period                                                     1,372,936       3,313,716         701,699       1,459,025
                                                                     ------------------------------------------------------------
End Of Period                                                        $  1,344,308    $  1,372,936    $    625,140    $    701,699
                                                                     ============================================================

CHANGES IN UNITS OUTSTANDING
------------------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.15%
  Accumulation Units For Purchase Payments Received                          --              --              --              --
  Decrease For Surrendered Contracts                                         --              --              --              --
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                              --              --              --              --
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                   --              --              --              --
  Accumulation Units At Beginning Of Period                                  --              --              --              --
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                        --              --              --              --
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.40%
  Accumulation Units For Purchase Payments Received                           544           1,997              28             390
  Decrease For Surrendered Contracts                                      (26,498)        (51,689)        (10,390)        (28,836)
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                            (3,022)          1,482           1,807          (6,302)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                (28,976)        (48,210)         (8,555)        (34,748)
  Accumulation Units At Beginning Of Period                               135,177         183,387          51,223          85,971
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                     106,201         135,177          42,668          51,223
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.45%
  Accumulation Units For Purchase Payments Received                            (3)             57            --                (3)
  Decrease For Surrendered Contracts                                         (495)         (1,916)         (1,402)         (1,073)
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                                18            (160)           --               (93)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                   (480)         (2,019)         (1,402)         (1,169)
  Accumulation Units At Beginning Of Period                                11,218          13,237           1,666           2,835
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                      10,738          11,218             264           1,666
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.50%
  Accumulation Units For Purchase Payments Received                            24             145             (16)            (18)
  Decrease For Surrendered Contracts                                       (3,975)        (19,322)         (3,851)        (13,446)
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                              (329)         (1,251)            159          (4,008)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                 (4,280)        (20,428)         (3,708)        (17,472)
  Accumulation Units At Beginning Of Period                                44,825          65,253          20,516          37,988
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                      40,545          44,825          16,808          20,516
                                                                     ============================================================

   The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                           VALIC COMPANY I                  VALIC COMPANY I
                                                                             STOCK INDEX                    GROWTH & INCOME
                                                                                 FUND                            FUND
                                                                     ------------------------------------------------------------
                                                                             DIVISION 133                    DIVISION 134
                                                                     ------------------------------------------------------------
                                                                       FOR THE         FOR THE         FOR THE         FOR THE
                                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                         2009            2008            2009            2008
                                                                     ------------------------------------------------------------
OPERATIONS:
  Net Investment Income (Loss)                                       $     37,879    $     35,695    $     31,709    $     20,008
  Net Realized Gains (Losses) From Securities Transactions               (312,254)        281,577        (429,807)        253,951
  Net Change in Unrealized Appreciation (Depreciation) During The
   Period                                                               1,121,588      (3,246,113)        991,683      (2,634,295)
                                                                     ------------------------------------------------------------
Increase (Decrease) In Net Assets From Operations                         847,213      (2,928,841)        593,585      (2,360,336)
                                                                     ------------------------------------------------------------

PRINCIPAL TRANSACTIONS:
  Purchase Payments                                                        14,259          38,753           3,428          40,541
  Surrenders Of Accumulation Units By Terminations And Withdrawals       (459,657)     (1,772,318)       (518,177)       (993,808)
  Contract Maintenance Charge                                              (3,753)         (4,405)         (2,642)         (3,280)
  Amounts Transferred From (To) Other Divisions Or The WNL General
   Account, Net                                                           (81,996)       (207,299)        (59,166)        (58,976)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Net Assets Resulting From Principal
   Transactions                                                          (531,147)     (1,945,269)       (576,557)     (1,015,523)
                                                                     ------------------------------------------------------------
Total Increase (Decrease) In Net Assets                                   316,066      (4,874,110)         17,028      (3,375,859)

NET ASSETS:
Beginning Of Period                                                     4,119,227       8,993,337       3,582,279       6,958,138
                                                                     ------------------------------------------------------------
End Of Period                                                        $  4,435,293    $  4,119,227    $  3,599,307    $  3,582,279
                                                                     ============================================================

CHANGES IN UNITS OUTSTANDING
------------------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.15%
  Accumulation Units For Purchase Payments Received                          --              --              --              --
  Decrease For Surrendered Contracts                                         --              --              --              --
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                              --              --              --              --
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                   --              --              --              --
  Accumulation Units At Beginning Of Period                                  --              --              --              --
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                        --              --              --              --
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.40%
  Accumulation Units For Purchase Payments Received                           716           2,400             676           2,933
  Decrease For Surrendered Contracts                                      (24,943)        (90,780)        (45,900)        (66,523)
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                            (6,126)         (7,725)         (1,907)         (1,578)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                (30,353)        (96,105)        (47,131)        (65,168)
  Accumulation Units At Beginning Of Period                               272,398         368,503         297,861         363,029
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                     242,045         272,398         250,730         297,861
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.45%
  Accumulation Units For Purchase Payments Received                            (9)             (8)             (9)            (11)
  Decrease For Surrendered Contracts                                         (617)         (1,703)         (2,923)         (1,113)
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                            (1,496)         (3,262)           (542)            (70)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                 (2,122)         (4,973)         (3,474)         (1,194)
  Accumulation Units At Beginning Of Period                                 7,176          12,149          16,363          17,557
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                       5,054           7,176          12,889          16,363
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.50%
  Accumulation Units For Purchase Payments Received                           (19)            (19)            (21)            (27)
  Decrease For Surrendered Contracts                                      (17,614)        (13,006)           (911)         (3,657)
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                               321          (3,239)         (5,242)         (2,539)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                (17,312)        (16,264)         (6,174)         (6,223)
  Accumulation Units At Beginning Of Period                                60,463          76,727          30,139          36,362
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                      43,151          60,463          23,965          30,139
                                                                     ============================================================

   The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                           VALIC COMPANY I                  VALIC COMPANY I
                                                                        INTERNATIONAL EQUITIES           GOVERNMENT SECURITIES
                                                                                 FUND                            FUND
                                                                     ------------------------------------------------------------
                                                                             DIVISION 135                    DIVISION 138
                                                                     ------------------------------------------------------------
                                                                       FOR THE         FOR THE         FOR THE         FOR THE
                                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                         2009            2008            2009            2008
                                                                     ------------------------------------------------------------
OPERATIONS:
  Net Investment Income (Loss)                                       $     13,362    $     22,331    $     88,893    $     39,232
  Net Realized Gains (Losses) From Securities Transactions                (84,903)        395,092          12,819         (40,766)
  Net Change in Unrealized Appreciation (Depreciation) During The
   Period                                                                 338,927      (1,468,876)       (390,166)        485,338
                                                                     ------------------------------------------------------------
Increase (Decrease) In Net Assets From Operations                         267,386      (1,051,453)       (288,454)        483,804
                                                                     ------------------------------------------------------------

PRINCIPAL TRANSACTIONS:
  Purchase Payments                                                           (53)         15,816          10,152          12,505
  Surrenders Of Accumulation Units By Terminations And Withdrawals       (158,288)       (726,715)     (1,221,395)     (1,857,107)
   Contract Maintenance Charge                                               (697)           (958)         (2,110)         (2,498)
  Amounts Transferred From (To) Other Divisions Or The WNL General
   Account, Net                                                           (18,273)        (28,739)       (385,774)         21,634
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Net Assets Resulting From Principal
   Transactions                                                          (177,311)       (740,596)     (1,599,127)     (1,825,466)
                                                                     ------------------------------------------------------------
Total Increase (Decrease) In Net Assets                                    90,075      (1,792,049)     (1,887,581)     (1,341,662)

NET ASSETS:
Beginning Of Period                                                     1,106,195       2,898,244       6,039,913       7,381,575
                                                                     ------------------------------------------------------------
End Of Period                                                        $  1,196,270    $  1,106,195    $  4,152,332    $  6,039,913
                                                                     ============================================================

CHANGES IN UNITS OUTSTANDING
------------------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.15%
  Accumulation Units For Purchase Payments Received                          --              --              --              --
  Decrease For Surrendered Contracts                                         --              --              --              --
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                              --              --              --              --
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                   --              --              --              --
  Accumulation Units At Beginning Of Period                                  --              --              --              --
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                        --              --              --              --
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.40%
  Accumulation Units For Purchase Payments Received                           812           1,223             303             775
  Decrease For Surrendered Contracts                                      (13,376)        (29,901)        (54,138)        (87,079)
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                            (1,641)         (1,006)        (18,194)            495
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                (14,205)        (29,684)        (72,029)        (85,809)
  Accumulation Units At Beginning Of Period                               107,066         136,750         276,074         361,883
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                      92,861         107,066         204,045         276,074
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.45%
  Accumulation Units For Purchase Payments Received                            (3)             (3)            (12)            (13)
  Decrease For Surrendered Contracts                                       (2,202)         (7,240)         (9,681)         (6,790)
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                              --               186            --               (34)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                 (2,205)         (7,057)         (9,693)         (6,837)
  Accumulation Units At Beginning Of Period                                 5,121          12,178          21,132          27,969
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                       2,916           5,121          11,439          21,132
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.50%
  Accumulation Units For Purchase Payments Received                           (10)            (13)             11              19
  Decrease For Surrendered Contracts                                       (2,145)        (22,644)         (8,518)        (19,470)
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                              (484)         (1,502)         (4,654)            867
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                 (2,639)        (24,159)        (13,161)        (18,584)
  Accumulation Units At Beginning Of Period                                 9,660          33,819          47,031          65,615
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                       7,021           9,660          33,870          47,031
                                                                     ============================================================

   The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                          PIMCO PREMIER VIT
                                                                               MANAGED                        JANUS ASPEN
                                                                              PORTFOLIO                        PORTFOLIO
                                                                     ------------------------------------------------------------
                                                                             DIVISION 139                    DIVISION 141
                                                                     ------------------------------------------------------------
                                                                       FOR THE         FOR THE         FOR THE         FOR THE
                                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                         2009            2008            2009            2008
                                                                     ------------------------------------------------------------
OPERATIONS:
  Net Investment Income (Loss)                                       $     67,766    $    171,088    $     (3,686)   $     (6,922)
  Net Realized Gains (Losses) From Securities Transactions               (675,886)        (10,564)         (9,425)         65,802
  Net Change in Unrealized Appreciation (Depreciation) During The
   Period                                                               1,998,607      (3,629,648)        115,285        (411,309)
                                                                     ------------------------------------------------------------
Increase (Decrease) In Net Assets From Operations                       1,390,487      (3,469,124)        102,174        (352,429)
                                                                     ------------------------------------------------------------

PRINCIPAL TRANSACTIONS:
  Purchase Payments                                                        60,014          93,583           3,039          12,374
  Surrenders Of Accumulation Units By Terminations And Withdrawals       (908,262)     (2,157,050)       (129,740)       (345,721)
  Contract Maintenance Charge                                              (5,018)         (5,359)           (612)           (688)
  Amounts Transferred From (To) Other Divisions Or The WNL General
   Account, Net                                                          (118,605)       (304,131)         (3,611)        (19,878)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Net Assets Resulting From Principal
   Transactions                                                          (971,871)     (2,372,957)       (130,924)       (353,913)
                                                                     ------------------------------------------------------------
Total Increase (Decrease) In Net Assets                                   418,616      (5,842,081)        (28,750)       (706,342)

NET ASSETS:
Beginning Of Period                                                     6,738,764      12,580,845         406,327       1,112,669
                                                                     ------------------------------------------------------------
End Of Period                                                        $  7,157,380    $  6,738,764    $    377,577    $    406,327
                                                                     ============================================================

CHANGES IN UNITS OUTSTANDING
------------------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.15%
  Accumulation Units For Purchase Payments Received                          --              --              --              --
  Decrease For Surrendered Contracts                                         --              --              --              --
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                              --              --              --              --
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                   --              --              --              --
  Accumulation Units At Beginning Of Period                                  --              --              --              --
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                        --              --              --              --
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.40%
  Accumulation Units For Purchase Payments Received                         3,485           6,133             440           1,598
  Decrease For Surrendered Contracts                                      (55,882)        (95,746)        (11,952)        (23,453)
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                            (3,896)        (12,943)           (369)         (4,203)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                (56,293)       (102,556)        (11,881)        (26,058)
  Accumulation Units At Beginning Of Period                               438,403         540,959          62,137          88,195
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                     382,110         438,403          50,256          62,137
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.45%
  Accumulation Units For Purchase Payments Received                           (13)            (13)           --                (1)
  Decrease For Surrendered Contracts                                       (2,933)         (9,018)         (1,691)         (4,362)
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                            (2,496)           (426)           --               116
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                 (5,442)         (9,457)         (1,691)         (4,247)
  Accumulation Units At Beginning Of Period                                24,207          33,664           1,691           5,938
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                      18,765          24,207            --             1,691
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.50%
  Accumulation Units For Purchase Payments Received                           (37)             65              (2)             (5)
  Decrease For Surrendered Contracts                                       (3,190)        (39,054)        (11,771)        (22,485)
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                            (3,286)         (9,094)           (609)            150
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                 (6,513)        (48,083)        (12,382)        (22,340)
  Accumulation Units At Beginning Of Period                                32,567          80,650          20,531          42,871
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                      26,054          32,567           8,149          20,531
                                                                     ============================================================

   The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                             JANUS ASPEN                     MFS VIT CORE
                                                                               OVERSEAS                         EQUITY
                                                                              PORTFOLIO                         SERIES
                                                                     ------------------------------------------------------------
                                                                             DIVISION 142                    DIVISION 143
                                                                     ------------------------------------------------------------
                                                                       FOR THE         FOR THE         FOR THE         FOR THE
                                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                         2009            2008            2009            2008
                                                                     ------------------------------------------------------------
OPERATIONS:
  Net Investment Income (Loss)                                       $     (5,691)   $     11,036    $        717    $     (2,470)
  Net Realized Gains (Losses) From Securities Transactions                 33,047         194,984          (8,612)         41,833
  Net Change in Unrealized Appreciation (Depreciation) During The
   Period                                                                 276,197        (773,184)         60,869        (237,155)
                                                                     ------------------------------------------------------------
Increase (Decrease) In Net Assets From Operations                         303,553        (567,164)         52,974        (197,792)
                                                                     ------------------------------------------------------------

PRINCIPAL TRANSACTIONS:
  Purchase Payments                                                        80,114          62,590           2,962           7,334
  Surrenders Of Accumulation Units By Terminations And Withdrawals        (87,368)       (206,634)        (53,176)       (162,830)
  Contract Maintenance Charge                                                (521)           (529)           (358)           (448)
  Amounts Transferred From (To) Other Divisions Or The WNL General
   Account, Net                                                           (15,580)         (4,299)          1,933         (36,783)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Net Assets Resulting From Principal
   Transactions                                                           (23,355)       (148,872)        (48,639)       (192,727)
                                                                     ------------------------------------------------------------
Total Increase (Decrease) In Net Assets                                   280,198        (716,036)          4,335        (390,519)
                                                                     ------------------------------------------------------------

NET ASSETS:
Beginning Of Period                                                       421,762       1,137,798         215,634         606,153
                                                                     ------------------------------------------------------------
End Of Period                                                        $    701,960    $    421,762    $    219,969    $    215,634
                                                                     ============================================================

CHANGES IN UNITS OUTSTANDING
------------------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.15%
  Accumulation Units For Purchase Payments Received                          --              --              --              --
  Decrease For Surrendered Contracts                                         --              --              --              --
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                              --              --              --              --
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                   --              --              --              --
  Accumulation Units At Beginning Of Period                                  --              --              --              --
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                        --              --              --              --
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.40%
  Accumulation Units For Purchase Payments Received                         7,092           4,219             423             686
  Decrease For Surrendered Contracts                                       (5,500)        (15,932)         (7,939)        (22,397)
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                              (448)           (310)            (63)         (5,978)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                  1,144         (12,023)         (7,579)        (27,689)
  Accumulation Units At Beginning Of Period                                35,130          47,153          31,954          59,643
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                      36,274          35,130          24,375          31,954
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.45%
  Accumulation Units For Purchase Payments Received                          --              --                 7              72
  Decrease For Surrendered Contracts                                         --              --              (865)           --
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                            (1,909)            (23)            354            --
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                 (1,909)            (23)           (504)             72
  Accumulation Units At Beginning Of Period                                 2,183           2,206           1,871           1,799
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                         274           2,183           1,367           1,871
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.50%
  Accumulation Units For Purchase Payments Received                            40              45             116             282
  Decrease For Surrendered Contracts                                       (2,031)           (756)         (1,361)         (1,561)
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                                42              25             150             122
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                 (1,949)           (686)         (1,095)         (1,157)
  Accumulation Units At Beginning Of Period                                 9,844          10,530           8,175           9,332
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                       7,895           9,844           7,080           8,175
                                                                     ============================================================

   The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                           VALIC COMPANY I
                                                                              SCIENCE &                    VALIC COMPANY II
                                                                              TECHNOLOGY                        MID CAP
                                                                                 FUND                         VALUE FUND
                                                                     ------------------------------------------------------------
                                                                             DIVISION 144                    DIVISION 145
                                                                     ------------------------------------------------------------
                                                                       FOR THE         FOR THE         FOR THE         FOR THE
                                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                         2009            2008            2009            2008
                                                                     ------------------------------------------------------------
OPERATIONS:
  Net Investment Income (Loss)                                       $     (1,987)   $     (4,568)   $     (2,467)   $    (21,119)
  Net Realized Gains (Losses) From Securities Transactions                  4,545          27,158        (148,544)        105,169
  Net Change in Unrealized Appreciation (Depreciation) During The
   Period                                                                  70,602        (187,510)        533,432      (1,047,413)
                                                                     ------------------------------------------------------------
Increase (Decrease) In Net Assets From Operations                          73,160        (164,920)        382,421        (963,363)
                                                                     ------------------------------------------------------------

PRINCIPAL TRANSACTIONS:
  Purchase Payments                                                           172           2,974          61,374         141,050
  Surrenders Of Accumulation Units By Terminations And Withdrawals        (41,089)       (196,237)       (160,385)       (697,962)
  Contract Maintenance Charge                                                (160)           (178)           (708)           (826)
  Amounts Transferred From (To) Other Divisions Or The WNL General
   Account, Net                                                            (7,112)        (23,909)        (65,909)        (89,676)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Net Assets Resulting From Principal
   Transactions                                                           (48,189)       (217,350)       (165,628)       (647,414)
                                                                     ------------------------------------------------------------
Total Increase (Decrease) In Net Assets                                    24,971        (382,270)        216,793      (1,610,777)

NET ASSETS:
Beginning Of Period                                                       131,850         514,120       1,256,880       2,867,657
                                                                     ------------------------------------------------------------
End Of Period                                                        $    156,821    $    131,850    $  1,473,673    $  1,256,880
                                                                     ============================================================

CHANGES IN UNITS OUTSTANDING
------------------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.15%
  Accumulation Units For Purchase Payments Received                          --              --              --              --
  Decrease For Surrendered Contracts                                         --              --              --              --
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                              --              --              --              --
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                   --              --              --              --
  Accumulation Units At Beginning Of Period                                  --              --              --              --
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                        --              --              --              --
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.40%
  Accumulation Units For Purchase Payments Received                            30             499           5,446           8,707
  Decrease For Surrendered Contracts                                       (8,831)        (29,025)        (11,355)        (38,573)
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                            (2,219)         (5,686)         (5,956)         (4,890)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                (11,020)        (34,212)        (11,865)        (34,756)
  Accumulation Units At Beginning Of Period                                39,665          73,877          98,969         133,725
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                      28,645          39,665          87,104          98,969
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.45%
  Accumulation Units For Purchase Payments Received                            14             129               3              37
  Decrease For Surrendered Contracts                                         --            (3,543)           --              (781)
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                               556            --                (2)           (915)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                    570          (3,414)              1          (1,659)
  Accumulation Units At Beginning Of Period                                   903           4,317           2,630           4,289
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                       1,473             903           2,631           2,630
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.50%
  Accumulation Units For Purchase Payments Received                             8               5              82             141
  Decrease For Surrendered Contracts                                       (2,316)        (14,494)         (2,930)         (7,240)
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                              (399)           (128)           (433)           (450)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                 (2,707)        (14,617)         (3,281)         (7,549)
  Accumulation Units At Beginning Of Period                                 7,944          22,561          14,378          21,927
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                       5,237           7,944          11,097          14,378
                                                                     ============================================================

   The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                            VALIC COMPANY II                VALIC COMPANY II
                                                                             STRATEGIC BOND                  HIGH YIELD BOND
                                                                                  FUND                            FUND
                                                                     ------------------------------------------------------------
                                                                              DIVISION 146                    DIVISION 147
                                                                     ------------------------------------------------------------
                                                                       FOR THE         FOR THE         FOR THE         FOR THE
                                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                         2009            2008            2009            2008
                                                                     ------------------------------------------------------------
OPERATIONS:
  Net Investment Income (Loss)                                       $     29,949    $     40,487    $     15,430    $      9,683
  Net Realized Gains (Losses) From Securities Transactions                (23,924)         (6,095)        (12,782)        (49,955)
  Net Change in Unrealized Appreciation (Depreciation) During The
   Period                                                                 154,042        (159,995)         59,132         (37,315)
                                                                     ------------------------------------------------------------
Increase (Decrease) In Net Assets From Operations                         160,067        (125,603)         61,780         (77,587)
                                                                     ------------------------------------------------------------

PRINCIPAL TRANSACTIONS:
  Purchase Payments                                                         4,616           6,255            (654)          3,752
  Surrenders Of Accumulation Units By Terminations And Withdrawals       (108,484)       (315,691)        (11,534)       (266,589)
   Contract Maintenance Charge                                               (408)           (431)           (197)           (233)
  Amounts Transferred From (To) Other Divisions Or The WNL General
   Account, Net                                                           217,670          (9,350)         52,243        (151,187)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Net Assets Resulting From Principal
   Transactions                                                           113,394        (319,217)         39,858        (414,257)
                                                                     ------------------------------------------------------------
Total Increase (Decrease) In Net Assets                                   273,461        (444,820)        101,638        (491,844)

NET ASSETS:
Beginning Of Period                                                       572,123       1,016,943         113,557         605,401
                                                                     ------------------------------------------------------------
End Of Period                                                        $    845,584    $    572,123    $    215,195    $    113,557
                                                                     ============================================================

CHANGES IN UNITS OUTSTANDING
------------------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.15%
  Accumulation Units For Purchase Payments Received                          --              --              --              --
  Decrease For Surrendered Contracts                                         --              --              --              --
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                              --              --              --              --
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                   --              --              --              --
  Accumulation Units At Beginning Of Period                                  --              --              --              --
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                        --              --              --              --
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.40%
  Accumulation Units For Purchase Payments Received                           290             540             (10)            239
  Decrease For Surrendered Contracts                                       (5,459)        (17,081)           (766)        (15,826)
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                            13,133             663           4,359          (9,370)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                  7,964         (15,878)          3,583         (24,957)
  Accumulation Units At Beginning Of Period                                31,349          47,227           8,022          32,979
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                      39,313          31,349          11,605           8,022
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.45%
  Accumulation Units For Purchase Payments Received                          --                30            --              --
  Decrease For Surrendered Contracts                                         (534)           --              --              --
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                              (188)           (894)            (12)             (2)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                   (722)           (864)            (12)             (2)
  Accumulation Units At Beginning Of Period                                 3,383           4,247             396             398
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                       2,661           3,383             384             396
                                                                     ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.50%
  Accumulation Units For Purchase Payments Received                            (4)             (4)             (2)             (3)
  Decrease For Surrendered Contracts                                       (1,276)         (2,969)           (152)         (1,208)
  Increase (Decrease) For Transfers - From (To) Other Divisions Or
   The WNL General Account, Net                                             1,674            (585)            (10)            (42)
                                                                     ------------------------------------------------------------
  Increase (Decrease) In Units Outstanding                                    394          (3,558)           (164)         (1,253)
  Accumulation Units At Beginning Of Period                                 5,582           9,140           1,630           2,883
                                                                     ------------------------------------------------------------
  Accumulation Units At End Of Period                                       5,976           5,582           1,466           1,630
                                                                     ============================================================

   The accompanying notes are an integral part of these financial statements.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                            PUTNAM VT
                                                                        DISCOVERY GROWTH
                                                                              FUND
                                                                --------------------------------
                                                                        DIVISION 148/(1)/
                                                                --------------------------------
                                                                   FOR THE           FOR THE
                                                                  YEAR ENDED        YEAR ENDED
                                                                 DECEMBER 31,      DECEMBER 31,
                                                                    2009              2008
                                                                --------------------------------
OPERATIONS:
  Net Investment Income (Loss)                                  $         (300)   $       (5,828)
  Net Realized Gains (Losses) From Securities Transactions            (136,142)           54,831
  Net Change in Unrealized Appreciation (Depreciation) During
   The Period                                                          132,181          (250,591)
                                                                --------------------------------
Increase (Decrease) In Net Assets From Operations                       (4,261)         (201,588)
                                                                --------------------------------

PRINCIPAL TRANSACTIONS:
  Purchase Payments                                                      2,480             4,490
  Surrenders Of Accumulation Units By Terminations And                 (43,963)         (157,401)
  Withdrawals
  Contract Maintenance Charge                                              (43)             (570)
  Amounts Transferred From (To) Other Divisions Or The WNL
   General Account, Net                                               (176,079)            2,550
                                                                --------------------------------
  Increase (Decrease) In Net Assets Resulting From Principal
   Transactions                                                       (217,605)         (150,931)
                                                                --------------------------------
Total Increase (Decrease) In Net Assets                               (221,866)         (352,519)

NET ASSETS:
Beginning Of Period                                                    221,866           574,385
                                                                --------------------------------
End Of Period                                                   $         --      $      221,866
                                                                ================================

CHANGES IN UNITS OUTSTANDING
-------------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.15%
  Accumulation Units For Purchase Payments Received                       --                --
  Decrease For Surrendered Contracts                                      --                --
  Increase (Decrease) For Transfers - From (To) Other Divisions
   Or The WNL General Account, Net                                        --                --
                                                                --------------------------------
  Increase (Decrease) In Units Outstanding                                --                --
  Accumulation Units At Beginning Of Period                               --                --
                                                                --------------------------------
  Accumulation Units At End Of Period                                     --                --
                                                                ================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.40%
  Accumulation Units For Purchase Payments Received                        423               665
  Decrease For Surrendered Contracts                                      (145)          (19,461)
  Increase (Decrease) For Transfers - From (To) Other Divisions
   Or The WNL General Account, Net                                     (21,881)              438
                                                                --------------------------------
  Increase (Decrease) In Units Outstanding                             (21,603)          (18,358)
  Accumulation Units At Beginning Of Period                             21,603            39,961
                                                                --------------------------------
  Accumulation Units At End Of Period                                     --              21,603
                                                                ================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.45%
  Accumulation Units For Purchase Payments Received                         10                94
  Decrease For Surrendered Contracts                                      --                (955)
  Increase (Decrease) For Transfers - From (To) Other Divisions
   Or The WNL General Account, Net                                     (13,383)             --
  Increase (Decrease) In Units Outstanding                             (13,373)             (861)
                                                                --------------------------------
  Accumulation Units At Beginning Of Period                             13,373            14,234
                                                                --------------------------------
  Accumulation Units At End Of Period                                     --              13,373
                                                                ================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.50%
  Accumulation Units For Purchase Payments Received                         70                42
  Decrease For Surrendered Contracts                                   (11,390)           (6,495)
  Increase (Decrease) For Transfers - From (To) Other Divisions
   Or The WNL General Account, Net                                     (11,195)               39
                                                                --------------------------------
  Increase (Decrease) In Units Outstanding                             (22,515)           (6,414)
  Accumulation Units At Beginning Of Period                             22,515            28,929
                                                                --------------------------------
  Accumulation Units At End Of Period                                     --              22,515
                                                                ================================

/(1)/    Fund closed on April 24, 2009.
/(2)/    Division 4 merged into Division 10 on April 24, 2009.

   The accompanying notes are an integral part of these financial statements.

                             A.G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

A.G. Separate Account A (the "Separate Account") is a segregated investment account that was established by Western National Life Insurance Company (the "Company") to fund variable annuity insurance contracts issued by the Company. The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance related activities, financial services, retirement savings and asset management. The Separate Account is registered with the Securities and Exchange Commission as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account consists of the following variable annuity products: Elite Plus Bonus Variable Annuity and the One Multi Manager Variable Annuity. Effective February 22, 2002, the Company is no longer selling the Elite Plus Bonus Variable Annuity product. Effective March 31, 2003, the Company is no longer selling the One-Multi Manager Variable Annuity product.

The distributor of the Separate Account contracts is American General Distributors, Inc., a wholly owned subsidiary of the Company; however, the Company pays all commissions. No underwriting fees are paid in connection with the distribution of the contracts. The Variable Annuity Life Insurance Company ("VALIC"), an affiliate of the Company, serves as the investment adviser to the VALIC Company I and II Series. VALIC also serves as the transfer agent and accounting services agent to VALIC Company I and II Series. AIG Global Investment Corp. ("AIGGIC") and SunAmerica Asset Management Corp. ("SAAMCO"), each an affiliate of the Company, serve as investment sub-advisers to certain underlying mutual funds of each series. Third-party portfolio managers manage the remaining mutual funds. Collectively, all of the mutual funds are referred to as "Funds" throughout these financial statements.

The VanKampen LIT Strategic Growth Fund changed names to VanKampen LIT Capital Growth Fund on April 30, 2008. The Janus Aspen Large Cap Growth Portfolio the Janus Aspen International Growth Portfolio changed their names to Janus Aspen Portfolio and Janus Aspen Overseas Portfolio on May 1, 2009. The JPMIT Trust Diversified Equity Portfolio changed its name to JPMIT U.S. Equity Portfolio on April 24, 2009.

The Van Kampen LIT Enterprise Portfolio was closed effective April 24, 2009. The JPMIT Trust Government Bond Portfolio was closed effective April 24, 2009. The JPMIT Diversified Mid Cap Value Portfolio closed effective April 24, 2009. The JPMIT Mid Cap Value Portfolio opened on April 24, 2009.

The Separate Account is divided into thirty-five sub-accounts or "divisions". Seven of the divisions invest in one portfolio of the VALIC Company I Series and three of the divisions invest in one portfolio of the VALIC Company II Series.

As of December 31, 2009, the Funds available to contract owners through the various divisions are as follows:

Oppenheimer Variable Account Funds
     Oppenheimer Main Street Fund/VA
     Oppenheimer Capital Appreciation Fund/VA
     Oppenheimer Main Street Small Cap Fund/VA
     Oppenheimer High Income Fund/VA
Templeton Variable Products Series - Class 2
     Templeton Developing Markets Securities Fund
     Templeton Foreign Securities Fund
     Franklin Small Cap-Mid Cap Growth Securities Fund
AIM Variable Insurance Funds, Inc. - Series I
     AIM V.I. Capital Appreciation Fund
     AIM V.I. Diversified Income Fund
     AIM V.I. Core Equity Fund
     AIM V.I. International Growth Fund
Van Kampen Life Investment Trust ("LIT") - Class I Shares
     Van Kampen LIT Capital Growth Portfolio

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1.   ORGANIZATION (CONTINUED)

VALIC Company I
     VALIC Company I Stock Index Fund
     VALIC Company I Growth & Income Fund
     VALIC Company I International Equities Fund
     VALIC Company I Government Securities Fund
     VALIC Company I Science & Technology Fund
     VALIC Company I Money Market I Fund
VALIC Company II
     VALIC Company II Mid Cap Value Fund
     VALIC Company II High Yield Bond Fund
     VALIC Company II Strategic Bond Fund
JP Morgan Insurance Trust
     JP Morgan Insurance Trust U.S. Equity Portfolio
     JP Morgan Insurance Trust Equity Index Portfolio
     JP Morgan Insurance Trust Intrepid Growth Portfolio
     JP Morgan Insurance Trust Mid Cap Value Portfolio
     JP Morgan Insurance Trust Diversified Mid Cap Growth Portfolio JP Morgan Insurance Trust Intrepid Mid Cap Portfolio
     JP Morgan Insurance Trust Core Bond Portfolio
     JP Morgan Insurance Trust Balanced Portfolio
PIMCO Advisors VIT
     PIMCO Premier VIT Managed Portfolio
Janus Aspen Series Service Shares
     Janus Aspen Portfolio
     Janus Aspen Overseas Portfolio
MFS Variable Insurance Trust ("MFS VIT")
     MFS VIT Core Equity Series
Putnam Variable Trust - Class IB Shares ("Putnam VT")
     Putnam VT Global Equity Fund

The assets of the Separate Account are segregated from the Company's other assets. The operations of the Separate Account are part of the Company.

In addition to the thirty-eight divisions above, a contract owner may allocate contract funds to a fixed account, which is part of the Company's general account.

Contract owners should refer to the ElitePlus Bonus Variable Annuity prospectus and The One-Multi Manager Variable Annuity prospectus for a complete description of the available Funds and fixed account.

Net premiums from the contracts are allocated to the divisions and invested in the Funds in accordance with contract owner instructions and are recorded as principal transactions in the Statement of Changes in Net Assets.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENT VALUATION: Investments in the Funds are valued at the net asset value per share at the close of each business day as reported by each Fund, which value their securities at fair value.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME: Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale. The cost basis to calculate the realized gains and losses is determined by recording purchases and subsequent sales on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

RESERVES FOR ANNUITY CONTRACTS ON BENEFIT: Net purchase payments made by variable annuity contract owners are accumulated based on the performance of the investments of the Separate Account until the date the contract owners select to commence annuity payments. At December 31, 2009, the Separate Account did not have contracts in the annuity payout phase; therefore, no future policy benefit reserves were required.

ACCUMULATION UNITS: Accumulation units are the basic valuation unit of a deferred variable annuity. Such units are valued daily to reflect investment performance and the prorated daily deduction for administration and mortality and expense risk charges. The Company offers both standard and enhanced contracts, which have different administration and mortality and expense risk charges.

FEDERAL INCOME TAXES: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

RECENT ACCOUNTING PRONOUNCEMENTS: In June 2009, the FASB issued the FASB Accounting Standards Codification (Codification). The Codification will become the single source for all authoritative GAAP recognized by the FASB to be applied for financial statements issued for periods ending after September 15, 2009. The Codification does not change GAAP and will not have an effect on the Statement of Assets and Liabilities, Schedule of Portfolio Investments, Statement of Operations, and Statement of Changes in Net Assets.

3.   FAIR VALUE MEASUREMENTS

Effective January 1, 2008, assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Separate Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Separate Account considers factors specific to the asset or liability.

Level 1 -- Fair value measurements that are quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets and most mutual funds.

Level 2 -- Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, and derivative contracts.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.   FAIR VALUE MEASUREMENTS (CONTINUED)

Level 3 -- Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include fixed maturities.

The Separate Account assets measured at fair value as of December 31, 2009 consist of investments registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1. The Separate Account had no liabilities as of December 31, 2009. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2009, and respective hierarchy levels. As all assets of the Separate Account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2009, is presented.

4.   CHARGES AND DEDUCTIONS

Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

ADMINISTRATIVE AND MORTALITY AND EXPENSE RISK CHARGE: Deductions for the administrative expenses and mortality and expense risks assumed by the Company are calculated daily, at an annual rate, on the average daily net asset value of the underlying Funds comprising the divisions attributable to the contract owners and are paid to the Company.

The annual rate for administrative expenses is 0.15% and the annual rate for the mortality and expense risks is 1.25% for the ElitePlus Bonus product, and 0.15% and 1.00%, respectively, for The One Multi-Manager Annuity product. These charges are guaranteed and cannot be increased by the Company. The administrative fee is to reimburse the Company for our administrative expenses under the Contract. This includes the expense of administration and marketing. The mortality and expense risk charges are to compensate the Company for assuming mortality and expense risks under the contract. The mortality risk that the Company assumes is the obligation to provide payments during the payout period for the life of the contract, no matter how long that might be. In addition, the Company assumes the obligation to pay during the purchase period a death benefit. The expense risk is the Company's obligation to cover the cost of issuing and administering the contract, no matter how large the cost may be.

The ElitePlus Bonus product also has optional death benefit charges of 0.05% and 0.10% for the optional Enhanced Death Benefit and the optional Annual Step-Up Death Benefit, respectively. For the years ended December 31, 2009 and 2008, deductions for all divisions of the Separate Account for the optional Death Benefit charges were $5,015 and $9,973, respectively, and mortality and expense risk charges for all divisions of the Separate Account were $543,270 and $903,398, respectively.

These charges are included on the mortality and expense risk charge line of the Statement of Operations.

ACCOUNT MAINTENANCE CHARGE: On the contract anniversary, the Company assesses an annual maintenance charge of $30 per contract during the accumulation period for the maintenance of the ElitePlus Bonus product contracts. The maintenance charges are not an expense of the Separate Account but rather are paid by redemption of units outstanding and are not assessed if the contract value on the contract anniversary equals or exceeds $40,000 for the ElitePlus Bonus product. Maintenance charges for all divisions in the Separate Account totaled $34,220 and $40,372 for the years ended December 31, 2009 and 2008, respectively. These charges are included on the contract maintenance charge line of the Statement of Changes in Net Assets.

SURRENDER CHARGE: A surrender charge is applicable to certain contract withdrawals pursuant to the contract and is payable to the Company. For the years ended December 31, 2009 and 2008, surrender charges totaled $19,402 and $126,733, respectively, and are included as a component of surrenders and withdrawals on the statement of changes in net assets. The surrender charges are paid by redemption of units outstanding and represent the sum of all divisions presented in the Separate Account. These charges are included as part of the surrenders of accumulation units by termination and withdrawal line of the Statement of Changes in Net Assets.

PREMIUM TAX CHARGE: Taxes on purchase payments are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%. If the law of the state, city, or town requires premium taxes to be paid when purchase payments are made, the Company will deduct the tax from such payments prior to depositing the payments into the separate account. Otherwise, such tax will be deducted from the account value when annuity payments are to begin.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.   PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investments were:

           UNDERLYING FUND                                DIVISION            PURCHASES           SALES
----------------------------------------------------------------------------------------------------------
JPMIT US Equity Portfolio                                    1               $   111,704      $  1,910,242
JPMIT Equity Index Portfolio                                 2                    23,181           342,011
JPMIT Intrepid Growth Portfolio                              3                    51,600         1,976,333
JPMIT Mid Cap Value Portfolio /(2)/                       4 and 10             3,394,860         4,953,979
JPMIT Diversified Mid Cap Growth Portfolio                   5                       859         1,017,680
JPMIT Diversified Mid Cap Portfolio                          6                    40,037           315,036
JPMIT Government Bond Portfolio /(1)/                        7                   789,309        11,141,918
JPMIT Core Bond Portfolio                                    8                 8,841,516         5,796,332
JPMIT Balanced Portfolio                                     9                    90,966           951,134
AIM V.I. International Growth Fund                           21                   48,866         1,315,088
Van Kampen LIT Capital Growth Portfolio                   22 & 136               123,481         1,718,930
Franklin Small-Mid Cap Growth Securities                     23                    9,845           163,369
Templeton Developing Markets Securities Fund              24 & 115               104,116           263,410
Oppenheimer High Income Fund/VA                           25 & 114                66,559           308,399
VALIC Company I Money Market I Fund                       26 & 132               748,812           840,010
Van Kampen LIT Enterprise Portfolio /(1)/                    27                    2,789           291,634
Putnam StateVT Global Equity Fund                         29 & 149                   722            33,177
AIM V.I. Core Equity Fund                                    30                   80,383         2,327,226
Oppenheimer Main Street Fund                                111                  252,019           955,943
Oppenheimer Capital Appreciation Fund                       112                  132,067           776,328
Oppenheimer Main Street Small Cap Fund                      113                  104,581           438,246
Templeton Foreign Securities Fund                           116                   66,133           112,891
AIM V.I. Capital Appreciation Fund                          117                   57,145           312,183
AIM V.I. Diversified Income Fund                            118                  104,715           182,370
VALIC Company I Stock Index Fund                            133                  274,555           641,058
VALIC Company I Growth & Income Fund                        134                  163,001           707,855
VALIC Company I International Equities Fund                 135                  125,885           289,832
VALIC Company I Government Securities Fund                  138                  319,033         1,829,271
PIMCO Premier VIT Managed Portfolio                         139                  232,576         1,136,682
Janus Aspen Janus Serv                                      141                   62,210           196,824
Janus Aspen Overseas Serv                                   142                  119,368           132,539
MFS VIT Core Equity Series                                  143                   23,378            71,298
VALIC Company I Science & Technology Fund                   144                   11,449            61,625
VALIC Company II Mid Cap Value Fund                         145                   85,368           253,498
VALIC Company II Strategic Bond Fund                        146                  295,634           152,291
VALIC Company II High Yield Bond Fund                       147                   81,853            26,566
Putnam VT Discovery Growth Fund/(1)/                        148                   39,382           257,286

/(1)/    Fund closed on April 24, 2009.
/(2)/    Division 4 merged into Division 10 on April 24, 2009.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for the divisions, investment income ratios, expense ratios, excluding expenses of the underlying funds, and total return ratios for each of the five years in the period ended December 31, 2009, follows:

                         AT DECEMBER 31                                    FOR THE YEAR ENDED DECEMBER 31
----------------------------------------------------  -----------------------------------------------------------------------
                       UNIT FAIR VALUE      NET        AVERAGE    INVESTMENT          EXPENSE RATIO          TOTAL RETURN
            UNITS         LOWEST TO        ASSETS     NET ASSETS   INCOME               LOWEST TO              LOWEST TO
            (000S)         HIGHEST         (000S)       (000S)     RATIO/1/            HIGHEST/(2)/            HIGHEST/3/
----------------------------------------------------  -----------------------------------------------------------------------
JP MORGAN INSURANCE TRUST U.S. EQUITY PORTFOLIO, DIVISION 1
----------------------------------------------------  ----------
2009           405  $  9.39               $    3,800  $    3,804        2.90%              1.15%           32.14%
2008           663     7.10                    4,709       8,481        1.24               1.15           -35.55
2007         1,113    11.02                   12,268      14,954        1.13               1.15             9.17
2006         1,642    10.10                   16,578      17,443        0.88               1.15            14.82
2005         2,093     8.79                   18,407      18,846        0.98               1.15             1.15

JP MORGAN INSURANCE TRUST EQUITY INDEX PORTFOLIO, DIVISION 2
----------------------------------------------------  ----------
2009            89  $  8.60               $      764  $      734        2.60%              1.15%           24.98%
2008           140     6.88                      960       2,141        2.26               1.15           -37.93
2007           299    11.08                    3,313       4,394        1.61               1.15             3.88
2006           497    10.67                    5,301       5,928        1.54               1.15            14.10
2005           722     9.35                    6,753       6,992        1.47               1.15             3.26

JP MORGAN INSURANCE TRUST INTREPID GROWTH PORTFOLIO, DIVISION 3
----------------------------------------------------  ----------
2009           669  $  6.40               $    4,280  $    4,183        0.81%              1.15%           32.78%
2008         1,058     4.82                    5,098       9,610        1.06               1.15           -39.92
2007         1,813     8.02                   14,542      17,923        0.18               1.15            10.26
2006         2,788     7.28                   20,286      22,972        0.08               1.15             4.17
2005         3,699     6.98                   25,835      25,888        0.52               1.15             3.85

JP MORGAN INSURANCE TRUST MID CAP VALUE PORTFOLIO, DIVISION 4 AND 10 /(7)/
----------------------------------------------------  ----------
2009           203    16.71                    3,399       3,341        2.55%              1.15%           26.43%
2008           328  $ 13.22               $    4,329  $    8,042        1.67               1.15           -36.23
2007           563    20.72                   11,671      15,358        2.06               1.15            -0.25
2006           859    20.78                   17,856      19,097        0.81               1.15            15.38
2005         1,126    18.01                   20,269      21,018        0.68               1.15             8.50

JP MORGAN INSURANCE TRUST DIVERSIFIED MID CAP GROWTH PORTFOLIO, DIVISION 5
----------------------------------------------------  ----------
2009           186  $ 13.84               $    2,569  $    2,462          --               1.15%           41.39%
2008           279     9.79                    2,732       5,614          --               1.15           -44.43
2007           488    17.62                    8,602      10,137          --               1.15            15.88
2006           742    15.20                   11,275      12,961          --               1.15            10.11
2005         1,035    13.81                   14,290      14,503          --               1.15             9.82

JP MORGAN INSURANCE TRUST INTREPID MID CAP PORTFOLIO, DIVISION 6
----------------------------------------------------  ----------
2009            54  $ 15.20               $      826  $      765        1.58%              1.15%           34.10%
2008            78    11.33                      889       1,621        0.61               1.15           -39.52
2007           126    18.74                    2,368       3,397        0.67               1.15             1.68
2006           210    18.43                    3,879       4,246        0.42               1.15            12.81
2005           280    16.34                    4,573       4,606        0.13               1.15            15.75

JP MORGAN INSURANCE TRUST GOVERNMENT BOND PORTFOLIO, DIVISION 7 (CLOSED) /(6)/
----------------------------------------------------  ----------
2008           673    16.46                   11,073      14,762        5.65%              1.15%            8.76%
2007         1,158    15.13                   17,531      21,744        5.86               1.15             6.25
2006         1,775    14.25                   25,279      28,430        5.45               1.15             2.28
2005         2,293    13.93                   31,928      33,424        4.88               1.15             1.90

JP MORGAN INSURANCE TRUST CORE BOND PORTFOLIO, DIVISION 8
----------------------------------------------------  ----------
2009           852  $ 16.27               $   13,865  $   13,023        5.15%              1.15%            8.39%
2008           687    15.01                   10,307      13,906        5.98               1.15             0.15
2007         1,138    14.99                   17,055      21,159        5.46               1.15             5.08
2006         1,737    14.27                   24,783      27,481        3.91               1.15             2.94
2005         2,177    13.86                   30,173      31,354        3.98               1.15             1.22

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                         AT DECEMBER 31                                    FOR THE YEAR ENDED DECEMBER 31
----------------------------------------------------  -----------------------------------------------------------------------
                       UNIT FAIR VALUE      NET        AVERAGE    INVESTMENT          EXPENSE RATIO          TOTAL RETURN
            UNITS         LOWEST TO        ASSETS     NET ASSETS   INCOME               LOWEST TO              LOWEST TO
            (000S)         HIGHEST         (000S)       (000S)    RATIO/(1)/           HIGHEST/(2)/          HIGHEST/(3)/
----------------------------------------------------  -----------------------------------------------------------------------
JP MORGAN INSTITUTIONAL TRUST BALANCED PORTFOLIO, DIVISION 9
----------------------------------------------------  ----------
2009           199  $ 11.31               $    2,247  $    2,274        3.99%              1.15%           23.02%
2008           299     9.19                    2,748       4,408        4.00               1.15           -25.18
2007           482    12.29                    5,920       7,617        3.48               1.15             4.91
2006           789    11.71                    9,242      10,027        2.92               1.15             9.71
2005           967    10.67                   10,318      10,784        2.64               1.15             1.32

AIM V.I. PREMIER EQUITY FUND, DIVISION 20 (CLOSED) /(5)/
----------------------------------------------------  ----------
2006            --  $    --               $       --  $   24,466        1.03%              1.15%            5.18%
2005         3,128     7.86                   24,600      25,512        0.81               1.15             4.44
2004         3,576     7.53                   26,927      26,712        0.46               1.15             4.56

AIM V.I. INTERNATIONAL GROWTH FUND, DIVISION 21
----------------------------------------------------  ----------
2009           200  $ 13.77               $    2,758  $    2,719        1.34%              1.15%           33.69%
2008           320    10.30                    3,301       6,276        0.43               1.15           -41.07
2007           543    17.48                    9,487      11,481        0.34               1.15            13.39
2006           824    15.42                   12,700      13,164        0.90               1.15            26.76
2005         1,121    12.16                   13,633      13,499        0.63               1.15            16.58

VAN KAMPEN LIT CAPITAL GROWTH PORTFOLIO, DIVISION 22 & 136
----------------------------------------------------  ----------
2009           420  $  9.39  to    19.47  $    6,092  $    5,369        0.11%     1.15%    to       1.50%  63.58% to    64.16%
2008           596     5.72  to    11.89       5,011       9,852        0.55      1.15     to       1.50  -49.76  to   -49.58
2007           888    11.34  to    23.65      14,081      15,739        0.05      1.15     to       1.50   15.20  to    15.61
2006         1,301     9.81  to    20.51      17,292      19,668          --      1.15     to       1.50    1.32  to     1.68
2005         1,694     9.65  to    20.22      22,077      22,983        0.27      1.15     to       1.50    6.32  to     6.69

FRANKLIN SMALL-MID CAP GROWTH SECURITIES, DIVISION 23
----------------------------------------------------  ----------
2009            46  $ 10.68               $      488  $      446          --               1.15%           41.92%
2008            64     7.52                      482       1,090          --               1.15           -43.16
2007           132    13.24                    1,752       2,170          --               1.15             9.96
2006           215    12.04                    2,586       2,931          --               1.15             7.45
2005           285    11.20                    3,190       3,311          --               1.15             3.59

TEMPLETON DEVELOPING MARKETS SECURITIES FUND, DIVISION 24 & 115
----------------------------------------------------  ----------
2009            54  $ 21.67  to    27.63  $    1,287  $    1,047        4.86%     1.15%    to       1.50%  70.01% to    70.61%
2008            66    12.73  to    16.23         930       1,804       11.28      1.15     to       1.50  -52.26  to   -52.09
2007            93    26.58  to    33.97       2,698       3,033        2.32      1.15     to       1.50   26.85  to    27.30
2006           145    20.88  to    26.75       3,329       3,299        1.12      1.15     to       1.50   26.18  to    26.62
2005           185    16.49  to    21.18       3,349       3,225        1.31      1.15     to       1.50   25.52  to    25.97

OPPENHEIMER HIGH INCOME FUND/VA, DIVISION 25 & 114
----------------------------------------------------  ----------
2009           219  $  3.39  to     3.46  $      754  $      728          --      1.15%    to       1.50%  23.44% to    23.88%
2008           303     2.75  to     2.80         842       4,539        8.43      1.15     to       1.50  -78.99  to   -78.92
2007           525    13.07  to    13.31       6,913       9,458        7.91      1.15     to       1.50   -1.61  to    -1.26
2006           841    13.29  to    13.52      11,224      12,264        7.90      1.15     to       1.50    7.79  to     8.17
2005         1,065    12.31  to    12.53      13,151      13,730        6.51      1.15     to       1.50    0.78  to     1.14

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                         AT DECEMBER 31                                    FOR THE YEAR ENDED DECEMBER 31
----------------------------------------------------  -----------------------------------------------------------------------
                       UNIT FAIR VALUE      NET        AVERAGE    INVESTMENT          EXPENSE RATIO          TOTAL RETURN
            UNITS         LOWEST TO        ASSETS     NET ASSETS   INCOME               LOWEST TO              LOWEST TO
            (000S)         HIGHEST         (000S)       (000S)    RATIO/(1)/           HIGHEST/(2)/          HIGHEST/(3)/
----------------------------------------------------  -----------------------------------------------------------------------
VALIC COMPANY I MONEY MARKET FUND, DIVISION 26 & 132
----------------------------------------------------  ----------
2009           104  $ 11.78  to    13.18  $    1,332  $    1,456        0.31%     1.15%    to       1.50%  -1.20% to    -0.85%
2008           110    11.89  to    13.33       1,423       2,160        2.32      1.15     to       1.50    0.69  to     1.05
2007           201    11.76  to    13.22       2,535       2,816        4.60      1.15     to       1.50    3.12  to     3.49
2006           250    11.37  to    12.81       3,022       3,373        4.50      1.15     to       1.50    3.06  to     3.42
2005           326    10.99  to    12.42       3,818       4,325        2.66      1.15     to       1.50    1.19  to     1.55

VAN KAMPEN LIT ENTERPRISE PORTFOLIO, DIVISION 27 (CLOSED) /(6)/
----------------------------------------------------  ----------
2008            58     5.10                      294         591        1.17%              1.15%          -43.61%
2007            96     9.04                      867       1,049        0.47               1.15            11.38
2006           157     8.12                    1,276       1,592        0.47               1.15             5.85
2005           232     7.67                    1,778       1,878        0.74               1.15             6.91

VALIC COMPANY I GROWTH FUND, DIVISION 28 & 151 (CLOSED) /(4)/
----------------------------------------------------  ----------
2004            --  $    --  to   $   --  $       --  $      313          --      1.15%    to       1.50%  -8.08% to   -7.86%

PUTNAM VT GLOBAL EQUITY FUND, DIVISION 29 & 149
----------------------------------------------------  ----------
2009            18  $  6.57  to     9.00  $      127  $      122          --      1.15%    to       1.50%  28.03% to    28.48%
2008            23     5.13  to     7.00         129         343        3.10      1.15     to       1.50  -46.17  to   -45.98
2007            57     9.53  to    12.96         579         635        2.05      1.15     to       1.50    7.38  to     7.76
2006            68     8.87  to    12.03         639         571        0.33      1.15     to       1.50   21.38  to    21.80
2005            68     7.31  to     9.88         524         524        0.79      1.15     to       1.50    7.16  to     7.53

AIM V.I. CORE EQUITY FUND, DIVISION 30 /(5)/
----------------------------------------------------  ----------
2009           468  $ 10.18               $    4,765  $    4,812        1.62%              1.15%           26.82%
2008           753     8.03                    6,043      10,619        1.70               1.15           -30.95
2007         1,275    11.63                   14,824      18,572        0.92               1.15             6.87
2006         1,966    10.88                   21,382      22,030        0.52               1.15             8.79

OPPENHEIMER MAIN STREET GROWTH & INCOME FUND/VA, DIVISION 111
----------------------------------------------------  ----------
2009           392  $  9.22  to    10.42  $    3,899  $    3,562        2.04%     1.40%    to       1.50%  26.36% to    26.49%
2008           485     7.30  to     8.24       3,806       6,374        1.66      1.40     to       1.50  -39.40  to   -39.33
2007           679    12.04  to    13.59       8,800      10,467        1.06      1.40     to       1.50    2.85  to     2.95
2006           928    11.71  to    13.21      11,719      12,690        1.21      1.40     to       1.50   13.31  to    13.42
2005         1,241    10.33  to    11.65      13,833      14,335        1.37      1.40     to       1.50    4.39  to     4.50

OPPENHEIMER CAPITAL APPRECIATION FUND/VA, DIVISION 112
----------------------------------------------------  ----------
2009           252  $ 10.87  to    11.79  $    2,929  $    2,693        0.34%     1.40%    to       1.50%  42.35% to    42.50%
2008           317     7.63  to     8.28       2,588       4,737        0.16      1.40     to       1.50  -46.34  to   -46.28
2007           438    14.22  to    15.43       6,657       7,164        0.23      1.40     to       1.50   12.43  to    12.54
2006           553    12.64  to    13.72       7,479       8,186        0.39      1.40     to       1.50    6.33  to     6.44
2005           713    11.88  to    12.91       9,069       9,455        0.94      1.40     to       1.50    3.53  to     3.63

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, DIVISION 113
----------------------------------------------------  ----------
2009            62  $ 15.72  to    17.58  $    1,069  $    1,017        1.04%     1.40%    to       1.50%  35.14% to    35.27%
2008            87    11.63  to    13.00       1,104       1,954        0.58      1.40     to       1.50  -38.77  to   -38.70
2007           135    19.00  to    21.21       2,810       3,601        0.34      1.40     to       1.50   -2.70  to    -2.60
2006           188    19.52  to    21.77       4,025       4,333        0.16      1.40     to       1.50   13.28  to    13.39
2005           238    17.23  to    19.20       4,493       4,708          --      1.40     to       1.50    8.28  to     8.39

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.  FINANCIAL HIGHLIGHTS (CONTINUED)

                         AT DECEMBER 31                                    FOR THE YEAR ENDED DECEMBER 31
----------------------------------------------------  -----------------------------------------------------------------------
                       UNIT FAIR VALUE      NET        AVERAGE    INVESTMENT  EXPENSE RATIO          TOTAL RETURN
            UNITS         LOWEST TO        ASSETS     NET ASSETS   INCOME       LOWEST TO              LOWEST TO
            (000S)         HIGHEST         (000S)       (000S)    RATIO/(1)/   HIGHEST/(2)/          HIGHEST/(3)/
----------------------------------------------------  -----------------------------------------------------------------------
TEMPLETON FOREIGN SECURITIES FUND, DIVISION 116
----------------------------------------------------  ----------
2009            44  $  13.40 to    14.24  $      617  $      542        3.44%         1.40%  to     1.50%  34.99% to    35.12%
2008            51      9.93 to    10.55         535       1,089        2.77          1.40   to     1.50  -41.11  to   -41.05
2007            93     16.86 to    17.90       1,652       1,809        1.93          1.40   to     1.50   13.72  to    13.83
2006           132     14.82 to    15.73       2,042       2,118        1.26          1.40   to     1.50   19.63  to    19.75
2005           169     12.39 to    13.14       2,190       2,279        1.18          1.40   to     1.50    8.52  to     8.63
AIM V.I. CAPITAL APPREICATION FUND, DIVISION 117
----------------------------------------------------  ----------
2009           157  $  7.80  to     8.88  $    1,344  $    1,256        0.62%         1.40%  to     1.50%  19.26% to    19.38%
2008           191     6.54  to     7.44       1,373       2,317         --           1.40   to     1.50  -43.36  to   -43.30
2007           262    11.54  to    13.11       3,314       3,704         --           1.40   to     1.50   10.33  to    10.44
2006           348    10.46  to    11.87       4,002       4,433        0.05          1.40   to     1.50    4.71  to     4.82
2005           461     9.99  to    11.33       5,067       5,342        0.06          1.40   to     1.50    7.21  to     7.32

AIM V.I. DIVERSIFIED INCOME  FUND, DIVISION 118
----------------------------------------------------  ----------
2009            60  $ 10.41  to    10.57  $      625  $      640       10.02%         1.40%  to     1.50%   9.41% to     9.52%
2008            74     9.51  to     9.66         702       1,133        6.61          1.40   to     1.50  -17.00  to   -16.91
2007           127    11.46  to    11.63       1,459       1,835        6.11          1.40   to     1.50    0.19  to     0.29
2006           205    11.44  to    11.60       2,351       2,566        5.61          1.40   to     1.50    2.92  to     3.02
2005           253    11.12  to    11.27       2,816       3,007        5.88          1.40   to     1.50    1.36  to     1.46
VALIC COMPANY I STOCK INDEX, DIVISION 133
----------------------------------------------------  ----------
2009           290  $  9.07  to    16.37  $    4,435  $    3,923        2.39%         1.40%  to     1.50%  24.27% to    24.39%
2008           340     7.30  to    13.16       4,119       6,572        1.97          1.40   to     1.50  -38.15  to   -38.09
2007           457    11.80  to    21.25       8,993      10,360        1.38          1.40   to     1.50    3.54  to     3.65
2006           612    11.40  to    20.51      11,356      11,845        0.79          1.40   to     1.50   13.68  to    13.80
2005           784    10.02  to    18.02      12,928      13,969        1.50          1.40   to     1.50    3.00  to     3.10
VALIC COMPANY I GROWTH & INCOME FUND DIVISION 134
----------------------------------------------------  ----------
2009           288  $  8.35  to    12.90  $    3,599  $    3,317        2.37%         1.40%  to     1.50%  19.99% to    20.11%
2008           345     6.96  to    10.74       3,582       5,428        1.79          1.40   to     1.50  -37.70  to   -37.64
2007           418    11.17  to    17.22       6,958       7,885        1.13          1.40   to     1.50    5.43  to     5.54
2006           549    10.60  to    16.32       8,591       9,070        0.62          1.40   to     1.50   13.63  to    13.74
2005           726    9.33   to    14.35       9,989      11,370        1.17          1.40   to     1.50   -0.06  to     0.04
VALIC COMPANY I INTERNATIONAL EQUITIES FUND, DIVISION 135
----------------------------------------------------  ----------
2009           103  $  9.04  to    11.83  $    1,196  $    1,066        2.67%         1.40%  to     1.50%  27.66% to    27.78%
2008           122     7.08  to     9.26       1,106       2,013        2.54          1.40   to     1.50  -44.25  to   -44.19
2007           183    12.70  to    16.59       2,898       3,229        2.12          1.40   to     1.50    7.13  to     7.24
2006           242    11.85  to    15.47       3,579       3,640        1.44          1.40   to     1.50   21.22  to    21.34
2005           308     9.78  to    12.75       3,767       3,855        1.79          1.40   to     1.50   15.24  to    15.35
VALIC COMPANY I GOVERNMENT SECURITIES FUND, DIVISION 138
----------------------------------------------------  ----------
2009           249  $ 14.99  to    16.92  $    4,152  $    4,720        3.31%         1.40%  to     1.50%  -5.23% to    -5.13%
2008           344    15.81  to    17.84       6,040       6,699        2.01          1.40   to     1.50    8.11  to     8.22
2007           455    14.63  to    16.48       7,382       7,859        4.02          1.40   to     1.50    6.05  to     6.15
2006           587    13.79  to    15.53       8,991      10,649        2.02          1.40   to     1.50    1.49  to     1.59
2005           847    13.59  to    15.28      12,749      14,637        3.43          1.40   to     1.50    1.08  to     1.18
PIMCO ADVISORS VIT OPCAP MANAGED PORTFOLIO, DIVISION 139
----------------------------------------------------  ----------
2009           428  $ 10.43  to    17.18  $    7,157  $    6,715        2.42%         1.40%  to     1.50%  22.83% to    22.96%
2008           496     8.49  to    13.98       6,739       9,759        3.18          1.40   to     1.50  -30.82  to   -30.75
2007           656    12.28  to    20.18      12,581      14,391        2.19          1.40   to     1.50    1.50  to     1.60
2006           825    12.10  to    19.86      15,638      16,950        1.87          1.40   to     1.50    8.01  to     8.12
2005         1,071    11.20  to    18.37      18,806      20,154        1.22          1.40   to     1.50    3.71  to     3.81

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.  FINANCIAL HIGHLIGHTS (CONTINUED)

                         AT DECEMBER 31                                    FOR THE YEAR ENDED DECEMBER 31
----------------------------------------------------  -----------------------------------------------------------------------
                       UNIT FAIR VALUE      NET        AVERAGE    INVESTMENT  EXPENSE RATIO          TOTAL RETURN
            UNITS         LOWEST TO        ASSETS     NET ASSETS   INCOME       LOWEST TO              LOWEST TO
            (000S)         HIGHEST         (000S)       (000S)    RATIO/(1)/   HIGHEST/(2)/          HIGHEST/(3)/
----------------------------------------------------  -----------------------------------------------------------------------
JANUS ASPEN PORTFOLIO, DIVISION 141
----------------------------------------------------  ----------
2009            59  $  6.41  to     6.47  $      378  $      351        0.37%         1 .40%   to   1.50%  33.98% to    34.11%
2008            85     4.79  to     4.83         406         784        0.56          1 .40    to   1.50  -40.77  to   -40.71
2007           138     8.08  to     8.14       1,113       1,117        0.57          1 .40    to   1.50   13.07  to    13.18
2006           154     7.15  to     7.19       1,104       1,084        0.28          1 .40    to   1.50    9.47  to     9.58
2005           170     6.53  to     6.56       1,111       1,132        0.13          1 .40    to   1.50    2.46  to     2.56
JANUS ASPEN OVERSEAS PORTFOLIO, DIVISION 142
----------------------------------------------------  ----------
2009            44  $ 15.68  to    15.82  $      702  $      560        0.41%         1.40%    to   1.50%  76.39% to    76.57%
2008            47     8.89  to     8.96         422         850        2.73          1.40     to   1.50  -52.95  to   -52.90
2007            59    18.89  to    19.02       1,138       1,118        0.43          1.40     to   1.50   26.09  to    26.22
2006            76    14.98  to    15.07       1,156       1,029        1.91          1.40     to   1.50   44.44  to    44.58
2005            82    10.37  to    10.42         853         747        1.08          1.40     to   1.50   29.97  to    30.10
MFS VIT CORE EQUITY SERIES, DIVISION 143
----------------------------------------------------  ----------
2009            32  $ 6.65   to     6.72  $      220  $      198        1.80%         1.40%    to   1.50%  30.45% to    30.58%
2008            42    5.10   to     5.14         216         421        0.84          1.40     to   1.50  -40.07  to   -40.01
2007            70    8.51   to     8.57         606         652        0.35          1.40     to   1.50    9.47  to     9.58
2006            87    7.78   to     7.82         684         692        0.45          1.40     to   1.50   12.10  to    12.21
2005           103    6.94   to     6.97         720         729        0.76          1.40     to   1.50    0.17  to     0.27

VALIC COMPANY I SCIENCE & TECHNOLOGY FUND, DIVISION 144
----------------------------------------------------  ----------
2009            35  $ 4.40   to     4.44  $      157  $      150        0.10%         1.40%    to   1.50%  63.03% to    63.20%
2008            49    2.70   to     2.72         132         317         -            1.40     to   1.50  -46.80  to   -46.75
2007           101    5.08   to     5.11         514         512         -            1.40     to   1.50   15.92  to    16.04
2006           114    4.38   to     4.41         501         545         -            1.40     to   1.50    4.27  to     4.37
2005           139    4.20   to     4.22         586         589         -            1.40     to   1.50    1.78  to     1.89

VALIC COMPANY II MID CAP VALUE FUND, DIVISION 145
----------------------------------------------------  ----------
2009           101  $14.50   to    14.63  $    1,474  $    1,268        1.23%         1.40%    to   1.50%  34.72% to    34.86%
2008           116   10.76   to    10.85       1,257       2,006        0.38          1.40     to   1.50  -39.62  to   -39.55
2007           160   17.82   to    17.95       2,868       3,302        0.42          1.40     to   1.50    1.25  to     1.35
2006           190   17.60   to    17.71       3,365       3,321        0.34          1.40     to   1.50   15.00  to    15.12
2005           210   15.30   to    15.38       3,231       3,153        0.04          1.40     to   1.50    7.77  to     7.88

VALIC COMPANY II STRATEGIC BOND FUND, DIVISION 146
----------------------------------------------------  ----------
2009            48  $17.50   to    17.66  $      846  $      731        5.52%         1.40%    to   1.50%  24.11% to    24.24%
2008            40   14.10   to    14.21         572         841        6.24          1.40     to   1.50  -15.48  to   -15.40
2007            61   16.68   to    16.80       1,017       1,149        3.82          1.40     to   1.50    2.58  to     2.68
2006            83   16.26   to    16.36       1,351       1,389        3.29          1.40     to   1.50    6.93  to     7.04
2005            93   15.21   to    15.29       1,414       1,401        4.09          1.40     to   1.50    3.33  to     3.44

VALIC COMPANY II HIGH YIELD BOND FUND, DIVISION 147
----------------------------------------------------  ----------
2009            13  $15.87   to    16.01  $      215  $      172       10.39%         1.40%    to   1.50%  41.35% to    41.49%
2008            10   11.22   to    11.32         114         286        4.81          1.40     to   1.50  -32.33  to   -32.26
2007            36   16.59   to    16.71         605         671        4.94          1.40     to   1.50   -0.06  to     0.04
2006            46   16.60   to    16.70         770         673        5.19          1.40     to   1.50   10.65  to    10.76
2005            44   15.00   to    15.08         664         633        5.52          1.40     to   1.50    5.64  to     5.75

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.  FINANCIAL HIGHLIGHTS (CONTINUED)

                         AT DECEMBER 31                                    FOR THE YEAR ENDED DECEMBER 31
----------------------------------------------------  -----------------------------------------------------------------------
                       UNIT FAIR VALUE      NET        AVERAGE    INVESTMENT  EXPENSE RATIO          TOTAL RETURN
            UNITS         LOWEST TO        ASSETS     NET ASSETS   INCOME       LOWEST TO              LOWEST TO
            (000S)         HIGHEST         (000S)       (000S)    RATIO/(1)/   HIGHEST/(2)/          HIGHEST/(3)/
----------------------------------------------------  -----------------------------------------------------------------------
PUTNAM VT DISCOVERY GROWTH FUND, DIVISION 148 (CLOSED) /(6)/
----------------------------------------------------  ----------

2008            57     3.84  to     3.88         222         399         --           1.40%    to   1.50% -44.15% to   -44.09%
2007            83     6.88  to     6.93         574         598         --           1.40     to   1.50    8.66  to     8.76
2006           103     6.33  to     6.37         656         669         --           1.40     to   1.50    9.41  to     9.52
2005           116     5.79  to     5.82         676         644         --           1.40     to   1.50    5.64  to     5.75

/(1)/ These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

/(2)/ These amounts represent the annualized contract expenses of the separate account, consisting primarily of administrative and mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

/(3)/ These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, which includes expenses assessed through the reduction of unit values. The ratio does not include any expenses assessed through the redemption of units. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

/(4)/ The VALIC Company I Growth Fund was closed as of August 27, 2004.

/(5)/ The AIM V.I. Premier Equity Fund was merged with AIM V.I. Core Equity Fund as of May 1, 2006.

/(6)/ Fund closed on April 24, 2009.

/(7)/ Division 4 merged into Division 10 on April 24, 2009.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7.   EVENTS RELATED TO AMERICAN INTERNATIONAL GROUP, INC.

In September  2008, AIG entered into an $85 billion  revolving  credit  facility
(the "Fed Facility") and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("New York Fed"). Pursuant to the Fed Facility, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock, with the payments attributable to the Series C Preferred Stock being approximately 79.8 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as converted and (ii) to the extent permitted by law, vote with AIG's common stock on all matters submitted to AIG shareholders and hold approximately 79.8 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as converted. The Series C Preferred Stock will remain outstanding even if the Fed Facility is repaid in full or otherwise terminates. The Fed Facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. The Company is not a guarantor of the Fed Facility obligations and it has not pledged any assets to secure those obligations.

On March 2, 2009, AIG and the New York Fed announced their intent to enter into a transaction pursuant to which AIG will transfer to the New York Fed preferred equity interests in newly-formed special purpose vehicles ("SPVs"), in settlement of a portion of the outstanding balance of the Fed Facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an operating subsidiary of AIG (American International Assurance Company, Limited, together with American International Assurance Company
(Bermuda) Limited ("AIA") in one case and American Life Insurance Company ("ALICO") in the other). AIG expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the New York Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the Fed Facility. On June 25, 2009, AIG and the New York Fed entered into definitive agreements with respect to these transactions. These transactions closed on December 1, 2009. In exchange for the preferred interests received by the New York Fed, there was a $25 billion reduction in the outstanding balance and maximum amount available to be borrowed under the Fed Facility.

On March 2, 2009, AIG and the New York Fed also announced their intent to enter into a securitization transaction pursuant to which AIG will issue to the New York Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the Fed Facility. This transaction is no longer being pursued by AIG.

On April 17, 2009, AIG entered into an exchange agreement with the U.S. Department of the Treasury pursuant to which, among other things, the U.S. Department of the Treasury exchanged 4,000,000 shares of the Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock") for 400,000 shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the U.S. Department of the Treasury in certain circumstances to exchange a 10-year warrant to purchase 2,689,938.3 shares of common stock (the "Warrant") for 2,689,938.3 shares of Series C Preferred Stock. The Series D Preferred Stock and the Warrant were issued and sold by AIG pursuant to an agreement entered into on November 25, 2008, with the U.S. Department of the Treasury.

On April 17, 2009, AIG and the New York Fed amended the terms of the Fed Facility to, among other things, remove the minimum 3.5 percent LIBOR rate. AIG also entered into a purchase agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 150 shares of common stock, par value $2.50 per share. Pursuant to the purchase agreement, the U.S. Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as (i) AIG is not a debtor in a pending case under Title 11 of the United States Code and (ii) the AIG Credit Facility Trust and the U.S. Department of the Treasury in the aggregate own more than 50 percent of the aggregate voting power of AIG's voting securities. The liquidation preference of AIG's Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the U.S. Department of the Treasury provides to AIG, its subsidiaries or any special purpose vehicle established by or for the benefit of AIG or any of its subsidiaries after April 17, 2009, unless otherwise specified by the U.S. Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

                            A. G. SEPARATE ACCOUNT A
                                       OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Since September 2008, AIG has been working to protect and enhance the value of its key businesses, execute an orderly asset disposition plan and position itself for the future. AIG continually reassesses this plan to maximize value while maintaining flexibility in its liquidity and capital, and expects to accomplish these objectives over a longer time frame than originally contemplated. AIG has decided to retain the companies included in its Life Insurance & Retirement Services operations (including the Company and its subsidiaries) and will continue to own these companies for the foreseeable future.

In connection with the preparation of its annual report on Form 10-K for the fiscal year ended December 31, 2009, management of AIG assessed whether AIG has the ability to continue as a going concern for the next twelve months. Based on the U.S. government's continuing commitment, the already completed transactions and the other expected transactions with the New York Fed, plans of AIG's management to stabilize AIG's businesses and dispose of certain assets, and after consideration of the risks and uncertainties of such plans, management of AIG believes that it will have adequate liquidity to finance and operate AIG's businesses, execute its asset disposition plan and repay its obligations for at least the next twelve months. It is possible that the actual outcome of one or more of the plans of AIG's management could be materially different, or that one or more of the significant judgments or estimates of AIG's management about the potential effects of these risks and uncertainties could prove to be materially incorrect, or that the transactions with the New York Fed previously discussed fail to achieve the desired objectives. If one or more of these possible outcomes is realized and financing is not available, AIG may need additional U.S. government support to meet its obligations as they come due. Without additional support from the U.S. government, in the future there could be substantial doubt about AIG's ability to continue as a going concern. If AIG were not able to continue as a going concern, management believes this could have a material effect upon the Company and its operations. However, management does not currently anticipate a material impact on the financial statements of the Separate Account as the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by the Company.

Additional information on AIG is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding AIG as described above is qualified by regulatory filings AIG files from time to time with the SEC.

8.   SUBSEQUENT EVENTS

On March 1, 2010, American International Group announced a definitive agreement for the sale of the AIA Group, Limited, one of the world's largest pan-Asian life insurance companies, to Prudential plc for approximately $35.5 billion, including approximately $25 billion in cash, $8.5 billion in face value of equity and equity-linked securities, and $2.0 billion in face value of preferred stock of Prudential plc, subject to closing adjustments. The cash portion of the proceeds from the sale will be used to redeem the preferred interests of the special purpose vehicle held by the New York Fed with a liquidation preference of approximately $16 billion and to repay approximately $9 billion under the Fed Facility.

On March 8, 2010, American International Group announced a definitive agreement for the sale of American Life Insurance Company, one of the world's largest and most diversified international life insurance companies, to MetLife, Inc. (MetLife) for approximately $15.5 billion, including $6.8 billion in cash and the remainder in equity securities of MetLife, subject to closing adjustments. The cash portion of the proceeds from this sale will be used to reduce the liquidation preference of the preferred interests of the special purpose vehicle held by the New York Fed.

American International Group closed the sale of a portion of its asset management business to Pacific Century Group at the end of March 2010, and the divested portion of the asset management business has been branded as PineBridge Investments. In connection with the closing of the sale, the Company's investment advisory agreement previously entered into with AIG Global Investment Corp. was assigned to AIG Asset Management (U.S.), LLC ("AMG"), an American International Group affiliate, and the majority of the Company's invested assets are currently managed by AMG. Due to this sale, AIG Global Investment Corp. is no longer affiliated with the Company.

                                 ELITEPLUS BONUS
                                     PART C
                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements:

     (i) Audited Financial Statements - Western National Life Insurance Company Report of Independent Registered Public Accounting Firm
          Consolidated Balance Sheets
          Consolidated Statements of Income (Loss)
          Consolidated Statements of Comprehensive Income (Loss)
          Consolidated Statements of Shareholder's Equity
          Consolidated Statements of Cash Flows
          Notes to the Consolidated Financial Statements

     (ii) Audited Financial Statements - Western National Life Insurance Company A.G. Separate Account A
          Report of Independent Registered Public Accounting Firm
          Statement of Assets and Liabilities
          Statement of Operations
          Schedule of Portfolio Investments
          Statements of Changes in Net Assets
          Notes to the Financial Statements

(b)  Exhibits

     (1) American General Annuity Insurance Company Board of Directors resolution, authorizing the establishment of A. G. Separate Account A.
          (1)

     (2)  None.

     (3)  Principal Underwriter's Agreement. (1)

     (4)  (i)    Individual Fixed and Variable Deferred Annuity Contract. (1)

          (ii)   Annual Step-Up Death Benefit. (1)

          (iii)  Persistency Bonus Endorsement. (2)

          (iv)   Guaranteed Minimum Income Benefit Rider. (10)

          (v)    Gain Preservation Death Benefit Rider. (10)

          (vi)   Extended Care Waiver Endorsement. (10)

          (vii)  Market Value Adjustment Endorsement. (10)

          (viii) Tax Sheltered Annuity Endorsement. (10)

     (5)  (i)    Application Form. (3)

          (ii)   Investor Allocation Form. (3)

     (6)  (i)    Amended and Restated Articles of Incorporation of American
                 General Annuity Insurance Company. (4)

          (ii)   Restated Bylaws of American General Annuity Insurance
                 Company. (4)

          (iii) Articles of Amendment changing the name of the Corporation from American General Annuity Insurance Company to AIG Annuity Insurance Company. (11)

          (iv) Articles of Amendment changing the name of the Corporation from AIG Annuity Insurance Company to Western National Life Insurance Company (14)

          (v)    Restated Bylaws of Western National Life Insurance Company (14)

     (7)  None.

     (8)  (i)    (A) Participation Agreement by and among A I M Variable
                     Insurance Funds, Inc., A I M Distributors, Inc., American General Annuity Insurance Company and AGA Brokerage Services, Inc. dated November 23, 1998. (6)

                 (B) Form of Administrative Services Agreement between American
                     General Annuity Insurance Company and A I M Advisors, Inc.
                     (5)

                 (C) Form of Amendment No. 1 to Participation Agreement between
                     A I M Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Annuity Insurance Company and A.G. Distributors, Inc. (formerly known as AGA Brokerage Services, Inc.). (6)

                 (D) Form of Amendment No. 2 to Participation Agreement between
                     A I M Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Annuity Insurance Company and American General Distributors, Inc. (formerly known as A.G. Distributors, Inc. and AGA Brokerage Services, Inc.). (9)

          (ii)   (A) Participation Agreement between Oppenheimer Variable
                     Account Funds, OppenheimerFunds, Inc. and American General Annuity Insurance Company. (1)

                 (B) First Amendment to Participation Agreement among
                     Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and American General Annuity Insurance Company. (1)

                 (C) Form of Administrative Services Agreement between American
                     General Annuity Insurance Company and OppenheimerFunds, Inc. (5)

          (iii)  (A) Form of Participation Agreement between Franklin Templeton
                     Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and American General Annuity Insurance Company, dated May 1, 2000. (5)

                 (B) Form of Administrative Services Agreement between American
                     General Annuity Insurance Company and Franklin Templeton Services, Inc. (5)

                 (C) Form of First Amendment to Administrative Services
                     Agreement between American General Annuity Insurance Company and Franklin Templeton Services, Inc. (9)

          (iv)   (A) Participation Agreement between American General Annuity
                     Insurance Company, Van Kampen Life Investment Trust, Van Kampen Funds Inc. and Van Kampen Asset Management Inc. dated November 23, 1998. (6)

                 (B) Form of Amendment No. 1 to Participation Agreement between
                     American General Annuity Insurance Company, Van Kampen Life Investment Trust, Van Kampen Funds Inc. and Van Kampen Asset Management Inc. (6)

                 (C) Form of Administrative Services Agreement between American
                     General Annuity Insurance Company and Van Kampen Asset Management Inc. (5)

          (v)    (A) Form of Participation Agreement between American General
                     Annuity Insurance Company, American General Series Portfolio Company and The Variable Annuity Life Insurance Company. (6)

                 (B) Form of Amendment No. 1 to Participation Agreement between
                     American General Annuity Insurance Company, American General Series Portfolio Company and The Variable Annuity Life Insurance Company. (3)

          (vi) Form of Participation Agreement among American General Annuity Insurance Company, OpCap Advisors and OCC Accumulation Trust.
                 (7)

          (vii) Form of Participation Agreement among MFS Variable Insurance Trust, American General Annuity Insurance Company and Massachusetts Financial Services Company, dated November 15, 2000. (3)

          (viii) Form of Participation Agreement among Putnam Variable Trust, Putnam Mutual Funds, Corp. and American General Annuity Insurance Company, dated November 15, 2000. (3)

          (ix) Form of Participation Agreement among North American Funds Variable Product Series II, The Variable Annuity Life Insurance Company and American General Insurance Company, dated November 15, 2000. (3)

          (x)    (A) Form of Distribution and Shareholder Services Agreement by
                     and between Janus Distributors, Inc. and American General Annuity Insurance Company, dated October 2, 2000. (3)

                 (B) Form of Fund Participation Agreement between Janus Aspen
                     Series, Janus Distributors, Inc. and American General Annuity Insurance Company, dated October 2, 2000. (3)

          (9)    None.

          (10)   Consent of Registered Public Accounting Firm. (Filed herewith)

          (11)   None.

          (12)   None.

          (13) Calculation of standard and nonstandard Performance Information. (8)

          (14)   Powers of Attorney. (12) and (13) and Filed Herewith.

          (15)   Company Organizational Chart. (8)

----------
(1.) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4
     Registration Statement (File No. 033-86464) of A. G. Separate Account A filed on April 29, 1999, accession number 0000950129-99-001838.

(2.) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-4
     Registration Statement (File No. 033-86464) of A. G. Separate Account A filed on March 2, 1998, accession number 0000928389-98-000039.

(3.) Incorporated by reference to Post-Effective Amendment No. 10 to Form N-4
     Registration Statement (File No. 033-86464) of A. G. Separate Account A filed on November 3, 2000, accession number 0000950129-00-005239.

(4.) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4
     Registration Statement (File No. 033-86464) of A. G. Separate Account A filed on May 26, 1998, accession number 0000928389-98-000140.

(5.) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4
     Registration Statement (File No. 333-70801) of A. G. Separate Account A filed on April 18, 2000, accession number 0000950129-00-001880.

(6.) Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4
     Registration Statement (File No. 333-70801) of A. G. Separate Account A filed on July 16, 1999, accession number 0000950129-99-003204.

(7.) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-4
     Registration Statement (File No. 033-86464) of A. G. Separate Account A filed on December 22, 1999, accession number 0000950129-99-005515.

(8.) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-4
     Registration Statement (File No. 033-86464) of A. G. Separate Account A filed on September 29, 1998, accession number 0000950129-98-004072.

(9.) Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4
     Registration Statement (File No. 333-67605) of A.G. Separate Account A filed on June 29, 2000, accession number 0000950129-00-003490.

(10.) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4
     Registration Statement (File No. 033-86464) of A. G. Separate Account A filed on June 5, 2001, accession number 0000950129-01-501192.

(11.) Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4
     Registration Statement (File No. 033-86464) of A. G. Separate Account A filed on April 29, 2002, accession number 0000950129-02-002149.

(12.) Incorporated by reference to Post-Effective Amendment No. 20 to Form N-4
     Registration Statement (File No. 033-86464) of A. G. Separate Account A filed on May 1, 2006, accession number 0000950129-06-004580.

(13.) Incorporated by reference to Post-Effective Amendment No. 22 to Form N-4
     Registration Statement (File No. 033-86464) of A. G. Separate Account A filed on May 1, 2008, accession number 0000950129-06-004580.

(14.) Incorporated by reference to Post-Effective Amendment No. 23 to Form N-4
     Registration Statement (File No. 033-86464) of A. G. Separate Account A filed on May 1, 2009, accession number 0000950129-09-001450.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

     The directors and principal officers of the depositor are listed below as of March 4, 2010. The business address of each director and officer is 2929 Allen Parkway, Houston, Texas 77019, except where otherwise indicated.

   NAME AND PRINCIPAL                          POSITIONS AND OFFICES
   BUSINESS ADDRESS                             WITH THE DEPOSITOR
       OFFICER                                        TITLE
------------------------   --------------------------------------------------------------
Jay Wintrob **             Director
Bruce R. Abrams            Director, President and Chief Executive Officer
Sharla A. Jackson          Director, Executive Vice President - Operations
Christopher J. Swift****   Director
Michael J. Akers           Director, Senior Vice President & Chief Actuary
Jim Coppedge               Director, Senior Vice President and General Counsel
N. Scott Gillis***         Director, Senior Vice President & Principal Financial Officer
Roger E. Hahn              Director and Investment Officer
Kathleen M. McCutcheon     Director, Senior Vice President - Human Resources
Dean Miller ****           Director
Leslie K. Bates            Senior Vice President
Lillian Caliman            Senior Vice President & Divisional Chief Information Officer
David H. den Boer          Senior Vice President & Chief Compliance Officer
Robert E. Steele*          Senior Vice President - Specialty Products
Kenneth R. Story           Senior Vice President - Information Technology
Dori A. Artis              Vice President
David E. Ballard           Vice President
J. Elizabeth Barton        Vice President
Gregory Stephen Broer      Vice President - Actuarial
Richard A. Combs           Vice President - Actuarial
Neil J. Davidson           Vice President - Actuarial
Robin F. Farris            Vice President - New Business
Marysue Fitzsimmons        Vice President
Daniel Fritz               Vice President - Actuarial
Marc Gamsin**              Vice President
Tracey E. Harris           Vice President - Annuity Products
David W. Hilbig            Vice President - Education Services & Marketing Communications
David Jorgensen            Vice President and Controller
Ted G. Kennedy             Vice President - Government Relations
Lou McNeal                 Vice President and Treasurer
Michael E. Mead**          Vice President
Greg Outcalt**             Vice President
Rembert R. Owen, Jr.       Vice President & Assistant Secretary
Michele Hansen Powers      Vice President - Implementation
Connie E. Pritchett*       Vice President - Compliance
Phillip W. Schraub         Vice President
Cynthia Short              Vice President
Brim Stonebraker           Vice President
Katherine Stoner           Vice President and Secretary
Thomas M. Ward             Vice President
Russell Lessard            Chief AML Officer
Stephen S. Poston          Chief Operating Officer
Troy Fukumoto**            Investment Officer
Thomas H. McMeekin****     Investment Officer

Lochlan O. McNew           Investment Officer
W. Larry Mask              Real Estate Investment Officer & Assistant Secretary
Dan Cricks                 Tax Officer
Debra L. Herzog            Assistant Secretary
Christine A. Nixon**       Assistant Secretary
Paula G. Payne             Assistant Secretary
John Fleming               Assistant Treasurer
Linda Pinney               Assistant Treasurer
Robert C. Bauman           Assistant Vice President
Paul Hoepfl                Assistant Vice President
Deborah G. Fewell*         Administrative Officer
David Green                Administrative Officer
Wendy Green*               Administrative Officer
John Griggs                Administrative Officer
Randy Hansen               Administrative Officer
Ted D. Hennis*             Administrative Officer
Kathleen Janos             Administrative Officer
David Malleck*             Administrative Officer
Jill A. Nieskes            Administrative Officer
Carolyn Roller*            Administrative Officer
Susan Skaggs               Administrative Officer
Diana Smirl*               Administrative Officer


*    205 East 10th St., Amarillo, Texas 79109

**   1 SunAmerica Center, Los Angeles, California 90067

***  21650 Oxnard Ave., Woodland Hills, California 91367

**** 70 Pine Street, New York, New York 10270

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

     The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An organizational chart for AIG can be found as Exhibit 21 in AIG's Form 10-K, SEC file number 001-08787, Accession No. 0001047469-10-001465, filed February 26, 2010. Exhibit 21 is incorporated herein by reference.

     The Registrant is a separate account of Western National Life Insurance Company (Depositor).

ITEM 27. NUMBER OF CONTRACT OWNERS

     As of March 30, 2010, there were 1,714 contract owners of which 1,098 were qualified contracts offered by this Registration Statement and 616 owned non-qualified contracts offered by this Registration Statement.

ITEM 28. INDEMNIFICATION

     The Bylaws (Article VI - Section 1) of the Company provide that:

     The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (collectively, "Agent") against expenses (including attorneys' fees), judgments, fines, penalties, court costs and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement (whether with or without court approval), conviction or upon a plea of NOLO

CONTENDERE or its equivalent, shall not, of itself, create a presumption that the Agent did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful. If several claims, issues or matters are involved, an Agent may be entitled to indemnification as to some matters even though he is not entitled as to other matters. Any director or officer of the Corporation serving in any capacity of another corporation, of which a majority of the shares entitled to vote in the election of its directors is held, directly or indirectly, by the Corporation, shall be deemed to be doing so at the request of the Corporation.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

     (a) Registrant's principal underwriter, American General Distributors, Inc., also acts as principal underwriter for affiliated entities of Western National Life Insurance Company.

     (b) The directors and principal officers of the principal underwriter are shown below as of March 4, 2010. Unless otherwise indicated, the principal business address of each individual listed below is 2929 Allen Parkway, Houston, Texas 77019:

NAME AND PRINCIPAL       POSITION AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS         AMERICAN GENERAL DISTRIBUTORS, INC.
------------------   -----------------------------------------------
Kurt W. Bernlohr     Director, Chief Executive Officer and President
Katherine Stoner     Director and Secretary
David H. den Boer    Director and Senior Vice President
Thomas G. Norwood    Executive Vice President
Krien VerBerkmoes    Chief Compliance Officer
John Reiner          Chief Financial Officer and Treasurer
Daniel R. Cricks     Tax Officer
Robert C. Bauman     Administrative Officer
Tom Ward             Administrative Officer
Paul Hoepfl          Assistant Treasurer
Louis V. McNeal      Assistant Treasurer
Debra L. Herzog      Assistant Secretary
Paula G. Payne       Assistant Secretary

     (c) Not Applicable.

ITEM 30. LOCATION OF RECORDS

     All records referenced under Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained and are in the custody of Western National Life Insurance Company at its principal executive office located at 2929 Allen Parkway, Houston, Texas 77019.

ITEM 31. MANAGEMENT SERVICES

     Not Applicable.

ITEM 32.   UNDERTAKINGS

     a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen
(16) months old for so long as payments under the variable annuity contracts may be accepted.

     b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

     c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

     d. Western National Life Insurance Company, hereby represents that the fees and charges deducted under the Contract described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

     REPRESENTATIONS

     (1) The Company hereby represents that it is relying upon Investment Company Act Rule 6c-7. The Company further represents that paragraphs (a) - (d) of Rule 6c-7 have been complied with.

     (2) The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

     1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b) (11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

     2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b) (11) in any sales literature used in connection with the offer of the contract;

     3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b) (11) to the attention of the potential participants; and

     4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b) (11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, A. G. Separate Account A, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 30th day of April, 2010.

                                            A. G. SEPARATE ACCOUNT A
                                            (Registrant)

                                        BY: WESTERN NATIONAL LIFE LIFE INSURANCE
                                            COMPANY
                                            (On behalf of the Registrant and
                                            itself)


                                        BY: /s/KATHERINE STONER
                                            ------------------------------------
                                            Katherine Stoner
                                            Vice President, Deputy General
                                            Counsel and Secretary

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                       Title                     Date
---------                                       -----                     ----


               *                    Director                         April 30, 2010
---------------------------------
Jay S. Wintrob


               *                    Director and Chief               April 30, 2010
---------------------------------   Executive Officer
Bruce R. Abrams


               *                    Director                         April 30, 2010
---------------------------------
Michael J. Akers


               *                    Director, Sr. Vice President     April 30, 2010
---------------------------------    and General Counsel
Jim Coppedge


               *                    Director and Principal           April 30, 2010
---------------------------------   Financial Officer
N. Scott Gillis


               *                    Director                         April 30, 2010
---------------------------------
Roger E. Hahn


               *                    Director and Chief Operating     April 30, 2010
---------------------------------   Officer
Sharla A. Jackson


               *                    Director                         April 30, 2010
---------------------------------
Kathleen M McCutcheon


               *                    Director                         April 30, 2010
---------------------------------
Dean Miller



/s/DAVID JORGENSEN                  Vice President and               April 30, 2010
---------------------------------   Controller
David Jorgensen                     (Principal Accounting Officer)


*/s/ KATHERINE STONER                                                April 30, 2010
---------------------------------
Katherine Stoner
Attorney-in- Fact

                                Index of Exhibits

Exhibit No.

10   Consent of Registered Public Accounting Firm
14   Powers of Attorney